NATIONS VARIABLE ANNUITY


                                                         ISSUED BY:
                                                         HARTFORD LIFE
                                                         INSURANCE COMPANY

                                                         A tax-deferred
                                                         variable annuity


                     Build a Better Financial Future


                                                        SEMI-ANNUAL
                                                        REPORT

                                                        June 30, 1998



Annuities are not FDIC insured.

Annuities are not obligations or deposits of, and are not underwritten or guaranteed by NationsBank Corporation or any of its affiliates.

Neither NationsBank Corporation nor its affiliates guarantee performance by the annuity issuer.

Annuities involve investment risks, including interest-rate risk. The market value of the investment may fluctuate, causing possible loss of the principal amount invested.

Annuities are unrelated to and not a condition of the provision or term of any banking service or activity.

FDIC
BANK

                                                        [LOGO]

 Table of Contents
--------------------------------------------------------------------------------

                                                                                  PAGE
                                                                                  ----
Investment Review...............................................................   2
Performance Summary of Hartford Mutual Funds....................................   16

HARTFORD LIFE INSURANCE COMPANIES SEPARATE ACCOUNT FINANCIAL STATEMENTS AND
  NOTES TO FINANCIAL STATEMENTS
  Hartford Life Insurance Company Separate Account Two..........................   18

NATIONS MUTUAL FUNDS
  Statements of Net Assets as of June 30, 1998:
    Nations International Growth Portfolio......................................   31
    Nations Marsico Focused Equities Portfolio..................................   33
    Nations Managed Small Cap Index Portfolio...................................   34
    Nations Discplined Equity Portfolio.........................................   40
    Nations Marsico Growth & Income Portfolio...................................   41
    Nations Managed Index Portfolio.............................................   42
    Nations Value Portfolio.....................................................   47
    Nations Balanced Assets Portfolio...........................................   49
  Statement of Assets & Liabilities as of June 30, 1998:
    Nations Mutual Funds........................................................   52
  Statement of Operations for the Period From March 27, 1998 to June 30, 1998:
    Nations Mutual Funds........................................................   54
  Statement of Changes in Net Assets for the Period From March 27, 1998 to June
    30, 1998:
    Nations Mutual Funds........................................................   56
  Statement of Capital Stock Activity For the Period From March 27, 1998 to June
    30, 1998:
    Nations Mutual Funds........................................................   58
  Financial Highlights -- For a Share Outstanding Throughout Each Period:
    Nations Mutual Funds........................................................   60
  Notes to Financial Statements:
    Nations Mutual Funds........................................................   62

HARTFORD MUTUAL FUNDS
  Statements of Net Assets as of June 30, 1998:
    Hartford Bond HLS Fund, Inc.................................................  MF-1
    Hartford Stock HLS Fund, Inc................................................  MF-4
    Hartford Money Market HLS Fund, Inc.........................................  MF-6
    Hartford Advisers HLS Fund, Inc.............................................  MF-8
    Hartford Capital Appreciation HLS Fund, Inc.................................  MF-11
    Hartford Mortgage Securities HLS Fund, Inc..................................  MF-14
    Hartford Index HLS Fund, Inc................................................  MF-16
    Hartford International Opportunities HLS Fund, Inc..........................  MF-21
    Hartford Dividend and Growth HLS Fund, Inc..................................  MF-24
    Hartford International Advisers HLS Fund, Inc...............................  MF-27
    Hartford Small Company HLS Fund, Inc........................................  MF-32
    Hartford MidCap HLS Fund, Inc...............................................  MF-34
    Hartford Growth and Income HLS Fund, Inc....................................  MF-36
  Statement of Operations for the Six Months Ended June 30, 1998:
    Hartford Mutual Funds.......................................................  MF-38
  Statement of Changes in Net Assets for the Six Months Ended June 30, 1998 and
    the Year Ended December 31, 1997:
    Hartford Mutual Funds.......................................................  MF-40
  Notes to Financial Statements:
    Hartford Mutual Funds.......................................................  MF-44

Hartford Mutual Funds Financial Highlights......................................  MF-54

 Contract owners should refer to the prospectus provided to them at the time of purchase of their contract for a description of investment alternatives available in the Separate Accounts. This prospectus, along with the financial information contained in this report, provides them with complete and up-to-date financial information regarding the separate Accounts.

 This report is prepared for the general information of contract owners and is not an offer of contracts. It should not be used in connection with any offer, except in conjunction with the appropriate prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

NATIONS
    BALANCED ASSETS PORTFOLIO


PORTFOLIO MANAGEMENT

  Value Management Team

  JULIE HALE, CFA

  SHARRON HERRMANN, CFA

  MIKE FULGINITI, CFA

  MARCUS GRIFFIN, CFA



                                      PERFORMANCE
                                         OVERVIEW
3/27/98 - 6/30/98
Growth of a $10,000 investment.

[CHART]

$10,390


$10,292


$9,790


Balanced Assets Portfolio            S&P 500
Lehman Govt/Corp

Cumulative Returns as of 6/30/98

                                   SINCE INCEPT.
                                   -------------
Balanced Assets                       (2.10%)
S&P 500                                3.90%
Lehman Govt/Corp                       2.92%


THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE NATIONS BALANCED ASSETS PORTFOLIO. (THE RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.



HOW DID THE FUND PERFORM?

Nations Balanced Assets Portfolio declined 2.10% from its inception of March 27 to June 30, 1998.


WHY DID THE FUND PERFORM THIS WAY?

An asset allocation bias towards equities dampened returns as bonds outperformed stocks over the period. In addition, stock selection was negative during the period. Holdings in the basic materials and capital goods sectors experienced notable price declines as earnings expectations were reduced. The Portfolio's strongest performing equity holding was Union Texas Petroleum, which rose on an acquisition bid from Atlantic Richfield. Rubbermaid, Inc. and Scientific-Atlanta were also strong performers as earnings improved more rapidly than investors had expected. *


WHAT IS YOUR OUTLOOK FOR THE REST OF 1998?

The Portfolio maintains an asset allocation bias towards equities, believing that with moderate economic growth and low inflation the stock market should provide favorable long-term returns. The recent earnings weakness in heavy cyclicals has prompted us to reduce our near-term earnings estimates and price targets, but the Portfolio is maintaining an overweight position in this sector based on attractive long term fundamentals and valuations. The healthcare and consumer staple sectors appear less attractive and are underweighted in the Portfolio, based on their less compelling valuations.

* PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE AND MAY NOT BE REPRESENTATIVE OF CURRENT HOLDINGS

THE OUTLOOK FOR THIS PORTFOLIO MAY DIFFER FROM THAT PRESENTED FOR OTHER NATIONS FUNDS PORTFOLIOS.

NATIONS
    DISCIPLINED EQUITY PORTFOLIO


PORTFOLIO MANAGEMENT


  Structured Products
  Management Team

  JEFF MOSER, CFA

  GREG GOLDEN

  BRAD POPE, CFA

  DAN SKUBIZ




                                         PERFORMANCE
                                            OVERVIEW
3/27/98 - 6/30/98
Growth of a $10,000 investment.

$10,390


$10,150


Disciplined Equity Portfolio      S&P 500


Cumulative Returns as of 6/30/98

                                        SINCE INCEPT.
                                        -------------
Disciplined Equity                           1.50%
S&P 500                                      3.90%


THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE NATIONS DISCIPLINED EQUITY PORTFOLIO. (THE RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.


HOW DID THE FUND PERFORM?

Nations Disciplined Equity Portfolio returned 1.5% from its inception on March 27, 1998 through June 30, 1998.


WHY DID THE FUND PERFORM THIS WAY?

The two major contributors to performance over the period were the technology and consumer cyclical sectors. These were the best performing sectors in the marketplace and the Portfolio was overweighted in each. Dell Computer Corp., Lucent Technologies, and Ford Motor Co. were three of the best individual performers. While valuations in technology stocks may be inflated, earnings have been strong enough to push stock prices higher. Continued strong consumer confidence and spending in the automobile and retail sectors resulted in positive earnings surprises for Ford Motor Co., Costco Cos., and Lowe's Cos. (consumer cyclicals).*

The energy sector, in contrast, was a source of weakness for the Portfolio. Declining oil prices and reduced economic activity in Asia have had a negative effect on earnings estimates and stock prices in this sector.


WHAT IS YOUR OUTLOOK FOR THE REST OF 1998?

We believe the stock market will take a breather for the next six months. Price-earnings valuations are at very high levels and the rate of growth in earnings is slowing. We will continue to focus on those companies most likely, in our view, to report future earnings that meet or exceed expectations.

* PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE AND MAY NOT BE REPRESENTATIVE OF CURRENT HOLDINGS

THE OUTLOOK FOR THIS PORTFOLIO MAY DIFFER FROM THAT PRESENTED FOR OTHER NATIONS FUNDS PORTFOLIOS.

NATIONS
    INTERNATIONAL GROWTH PORTFOLIO


PORTFOLIO MANAGER

  BRIAN O'NEILL





                                     PERFORMANCE
                                        OVERVIEW
3/27/98 - 6/30/98
Growth of a $10,000 investment.

[CHART]

$10,190


$10,049


International Growth              EAFE


Cumulative Returns as of 6/30/98

                                     SINCE INCEPT.
                                     -------------
International Growth                     1.90%
EAFE                                     0.49%


THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE NATIONS INTERNATIONAL GROWTH PORTFOLIO. (THE RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.


HOW DID THE FUND PERFORM?

From inception on March 27, 1998 to June 30, 1998 the Portfolio provided shareholders with a return of 1.9%.


WHY DID THE FUND PERFORM THIS WAY?

The Portfolio's positive performance was based on its concentration of investments in growth sectors such as mobile telecommunications, electronics/information technology and financials. The Portfolio's bottom-up approach contributed to the positive results in that some of its largest holdings substantially outperformed the MSCI Europe, Australasia and Far East Index (MSCI EAFE Index)* in U.S. dollar terms. These included Sweden's Ericsson and Germany's Mannesmann AG in the mobile telecommunications sector, Germany's SAP in software/information technology, and in financial services, Bayerische Vereinsbank of Germany and Bank of Ireland. In addition, the Portfolio was overweight in Continental Europe, which performed particularly well, while remaining underweight the U.K. and Japan. Within Asia, the Portfolio's exposure was defensively concentrated in Australia, through holdings in News Corp Ltd. and Telstra, both of which outperformed the MSCI EAFE Index in U.S. dollar terms.**


WHAT IS YOUR OUTLOOK FOR THE REST OF 1998?

Looking forward, the Portfolio will continue to focus on sectors where we believe growth prospects are strong, including telecommunications, electronics, software/information technology and financial services. While our primary focus will continue to be in developed markets, we will not overlook potential opportunities in emerging markets including the depressed Asian markets.

*THE MSCI INTERNATIONAL EUROPE, AUSTRALASIA AND FAR EAST INDEX IS AN UNMANAGED, CAPITALIZATION-WEIGHTED INDEX THAT TRACKS STOCKS TRADED ON SIXTEEN EXCHANGES IN EUROPE, AUSTRALIA AND THE FAR EAST. IT IS UNAVAILABLE FOR INVESTMENT.

** PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE AND MAY NOT BE REPRESENTATIVE OF CURRENT HOLDINGS

THE OUTLOOK FOR THIS PORTFOLIO MAY DIFFER FROM THAT PRESENTED FOR OTHER NATIONS FUNDS PORTFOLIOS

INVESTING IN INTERNATIONAL INVESTMENTS MAY INVOLVE SPECIAL RISKS, INCLUDING FOREIGN TAXATION, CURRENCY RISKS, RISKS ASSOCIATED WITH POSSIBLE DIFFERENCES IN FINANCIAL STANDARDS AND OTHER MONETARY AND POLITICAL RISKS ASSOCIATED WITH FUTURE POLITICAL AND ECONOMIC DEVELOPMENTS.

NATIONS
    MANAGED INDEX PORTFOLIO


PORTFOLIO MANAGEMENT

  Structured Products
  Management Team

  GREG GOLDEN

  JEFF MOSER, CFA

  BRAD POPE, CFA

  DAN SKUBIZ



                               PERFORMANCE
                                  OVERVIEW
3/27/98 - 6/30/98
Growth of a $10,000 investment.

[CHART]

$10,390

$10,320

Managed Index Portfolio      S&P 500

Cumulative Returns as of 6/30/98

                                  SINCE INCEPT.
                                  -------------
Managed Index                         3.20%
S&P 500                               3.90%


THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE NATIONS MANAGED INDEX PORTFOLIO. (THE RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.


HOW DID THE FUND PERFORM?

Nations Managed Index Portfolio proved resilient during the period from its inception on March 27 to June 30, 1998, posting a total return of 3.20%, slightly below the Standard & Poor's 500 Composite Price Index,* which posted a return up 3.90% for this time period.


WHY DID THE FUND PERFORM THIS WAY?

The largest companies dominated during the second quarter as both domestic and foreign investors chose the most familiar and most liquid companies to ease their minds as the market began to show signs of acrophobia.

To come out ahead during the second quarter, investors had to not only pick the best companies, but also had to emphasize the right sectors. For example, the range of returns by sector varied widely from a negative 7.5% for transportation & services to a positive 8.4% for technology. Although Nations Managed Index Portfolio gave up some excess return due to its sector weighting decisions, stock selection was strong enough to overcome this shortfall and actually produced neutral to positive returns in 9 of the 13 economic sectors.

Strong performers for the quarter included Ford Motor Co.(+37.5%), Gap Inc. (+36.6%), and Lucent Technologies (+30.2%). Weak performers included Ikon Office Solutions (-57.8%), Cendant (-48.4%), and National Semiconductor (-37.3%).**


WHAT IS YOUR OUTLOOK FOR THE REST OF 1998?

The second half of 1998 should prove to be interesting to say the least for large capitalization stocks. With valuations at historically high levels, investors are trying to rationalize a "new" valuation methodology that will justify these levels. Given these levels, the market is vulnerable to any negative news; therefore, we remain cautious.

*THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS AN UNMANAGED INDEX OF 500 WIDELY HELD COMMON STOCKS. IT IS UNAVAILABLE FOR INVESTMENT.

** PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE AND MAY NOT BE REPRESENTATIVE OF CURRENT HOLDINGS.

THE OUTLOOK FOR THIS PORTFOLIO MAY DIFFER FROM THAT PRESENTED FOR OTHER NATIONS FUNDS PORTFOLIOS

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS
    MANAGED SMALLCAP INDEX PORTFOLIO


PORTFOLIO MANAGEMENT

  Structured Products
  Management Team

  GREG GOLDEN

  JEFF MOSER, CFA

  BRAD POPE, CFA

  DAN SKUBIZ



                                  PERFORMANCE
                                     OVERVIEW
3/27/98 - 6/30/98
GROWTH OF A $10,000 INVESTMENT.

[CHART]

$9,750

$9,628


Managed Small Cap Index        S&P 600


Cumulative Returns as of 6/30/98

                                    SINCE INCEPT.
                                    -------------
Managed Small Cap                      (2.50%)
S&P 600                                (3.72%)

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE NATIONS MANAGED SMALL CAP INDEX PORTFOLIO. (THE RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.


HOW DID THE FUND PERFORM?

From its inception on March 27, 1998 to June 30, 1998 Nations Managed SmallCap Index Portfolio performed extremely well relative to the Standard & Poor's SmallCap 600 Index.* The Portfolio returned -2.50%, outperforming the Index by approximately 200 basis points (2%) due mainly to strong stock selection across the board.

WHY DID THE FUND PERFORM THIS WAY?

First American Financial, an insurance company focused on the mortgage industry, was a strong leader during the quarter (+83.2%) due to strong earnings and a favorable response to the company's declaration of a 3-for-1 stock split. Other winners for the Portfolio during the reporting period included Skywest (+89.5%), ICN Pharmaceuticals (+50.5%), and Vitesse Semiconductor (+63.6%). Companies that fell victim to the negative small-cap market included DiMon Inc. (-56.2%), Input/Output Inc. (-40.0%), and
Phycor (-38.7%).**

From an economic sector viewpoint, Nations Managed SmallCap Index Portfolio added value from stock selection in 11 out of 13 sectors, with the biggest boost coming from the consumer cyclical and capital goods sectors. The two sectors in which stock selection was not as successful were the utilities and consumer staples sectors; however, the underperformance was limited to 3 basis points or less per sector.


WHAT IS YOUR OUTLOOK FOR THE REST OF 1998?

Valuations for small company stocks are not as inflated as those of their large-capitalization brethren and their earnings are growing at a faster clip. Also, their exposure to the looming Asian turmoil, in our view, should be minimal. We believe the prospects for a rebound in small stocks are encouraging.

*THE STANDARD &POOR'S SMALLCAP 600 IS AN UNMANAGED,
MARKET-CAPITALIZATION-WEIGHTED INDEX CONSISTING OF 600 COMMON STOCKS. IT IS UNAVAILABLE FOR INVESTMENT.

** PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE AND MAY NOT BE REPRESENTATIVE OF CURRENT HOLDINGS.

THE OUTLOOK FOR THIS PORTFOLIO MAY DIFFER FROM THAT PRESENTED FOR OTHER NATIONS FUNDS PORTFOLIOS.

BECAUSE SMALL COMPANIES HAVE NARROWER MARKETS AND LIMITED FINANCIAL RESOURCES AND THEIR STOCKS ARE NOT AS WIDELY TRADED AS LARGE COMPANY STOCKS, THEIR SHARE PRICE WILL BE MORE VOLATILE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS
    VALUE PORTFOLIO

PORTFOLIO MANAGEMENT

  Value Management Team

  SHARRON HERRMANN, CFA

  JULIE HALE, CFA

  MIKE FULGINITI, CFA

  MARCUS GRIFFIN, CFA



                                      PERFORMANCE
                                         OVERVIEW
3/27/98 - 6/30/98
GROWTH OF A $10,000 INVESTMENT.

[CHART]

$10,390

$9,940


Value Portfolio          S&P 500


Cumulative Returns as of 6/30/98

                                     SINCE INCEPT.
                                     -------------
Value Portfolio                         (0.60%)
S&P 500                                  3.90%


THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE NATIONS VALUE PORTFOLIO. (THE RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.


HOW DID THE FUND PERFORM?

From its inception on March 27, 1998 through June 30, 1998, Nations Value Portfolio returned a negative 0.60%.


WHY DID THE FUND PERFORM THIS WAY?

The main contributors to the Portfolio's underperformance compared to the market (the Standard & Poor's 500 Composite Stock Index)* can be found in the consumer staples, healthcare and technology sectors of the portfolio. The strong performing stocks in these sectors are the large capitalization, high price to earnings multiple growth companies that have led the market upward over the last several quarters.** Within the value discipline, we generally do not find these stocks attractive, believe they are fundamentally overvalued, and the Portfolio is underweighted in these sectors.

Positive contributors to performance were found in the utilities, and transportation sectors. The Portfolio remains overweighted in the utility sector as it offers attractive yields (3-4 times the S&P 500 Index yield) and valuations. This should help cushion the Portfolio should there be a major downturn in the market. Over the period, the transportation sector produced a positive 12.4% return, versus the S&P transportation sector decline of 6.4%.***


WHAT IS YOUR OUTLOOK FOR THE REST OF 1998?

We expect the market to continue in a narrow trading range with a very narrow group of companies leading the charge. At some point, however, we believe a market correction will eliminate any excesses. We are some-what cautious at these levels and would recommend a conservative equity investment strategy in the short term.

*THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS AN UNMANAGED INDEX OF 500 WIDELY HELD COMMON STOCKS. IT IS UNAVAILABLE FOR INVESTMENT.

** THE PRICE-TO-EARNINGS MULTIPLE IS CALCULATED BY TAKING A COMPANY'S 12-MONTH EARNINGS PER SHARE AND DIVIDING IT BY THE CURRENT STOCK SHARE PRICE.

*** PORTFOLIO CHARACTERISTICS ARE SUBJECT TO CHANGE AND MAY NOT BE REPRESENTATIVE OF CURRENT CHARACTERISTICS.

THE OUTLOOK FOR THIS PORTFOLIO MAY DIFFER FROM THAT PRESENTED FOR OTHER NATIONS FUNDS PORTFOLIOS.

NATIONS MARSICO
    GROWTH AND INCOME PORTFOLIO


PORTFOLIO MANAGER

  THOMAS F. MARSICO



                                        PERFORMANCE
                                           OVERVIEW
3/27/98 - 6/30/98
GROWTH OF A $10,000 INVESTMENT.

[CHART]

$11,270


$10,390


Growth & Income Portfolio    S&P 500


Cumulative Returns as of 6/30/98

                                       SINCE INCEPT.
                                       -------------
Growth & Income                            12.70%
S&P 500                                     3.90%


THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE NATIONS MARSICO GROWTH & INCOME PORTFOLIO. (THE RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.


HOW DID THE FUND PERFORM?

For the period March 27, 1998 through June 30, 1998 the Portfolio provided shareholders with a return of 12.70%.


WHY DID THE FUND PERFORM THIS WAY?

Virtually all of the Portfolio's investment strategies have been on-target, including our "bullish" macroeconomic outlook, sector and industry themes and individual stock selection.

The Portfolio remains completely focused on high quality, large capitalization companies that have global franchises, are experiencing positive change, are led by strong management, and have superior earnings growth potential. In terms of sector and industry exposure, the Portfolio had substantial allocations in pharmaceuticals and financial services. It also had significant positions in automotive, retail, and select technology companies.

During the quarter, a number of individual holdings contributed positively to results. Standout performers showed price appreciation of 14% or more during the three-month quarter.


WHAT IS YOUR OUTLOOK FOR THE REST OF 1998?

In our view, we remain in a "long boom" cycle, one that is characterized by low inflation, low interest rates, and healthy overall economic growth rates. All of these factors, in our opinion, augur well for equity returns going forward. While broad stock market indices are trading at statistically high valuation levels, we believe strongly that the favorable macroeconomic environment will provide many excellent investment opportunities.

THE OUTLOOK FOR THIS PORTFOLIO MAY DIFFER FROM THAT PRESENTED FOR OTHER NATIONS FUNDS PORTFOLIOS.

NATIONS MARSICO
    FOCUSED EQUITIES PORTFOLIO


PORTFOLIO MANAGER

  THOMAS F. MARSICO



                                        PERFORMANCE
                                           OVERVIEW
3/27/98 - 6/30/98
GROWTH OF A $10,000 INVESTMENT.

[CHART]

$11,470

$10,390

Focused Equity Portfolio        S&P 500

Cumulative Returns as of 6/30/98

                                     SINCE INCEPT.
                                     -------------
Focused Equity                           14.70%
S&P 500                                   3.90%


THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE NATIONS MARSICO FOCUSED EQUITY PORTFOLIO. (THE RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.


HOW DID THE FUND PERFORM?

For the period March 27, 1998 through June 30 1998, the Portfolio provided shareholders with a return of 14.70*.


WHY DID THE FUND PERFORM THIS WAY?

Virtually all of the Portfolio's investment strategies have been on-target, including our "bullish" macroeconomic outlook, sector and industry themes and individual stock selection.

The Portfolio remains completely focused on high quality, large capitalization companies that have global franchises, are experiencing positive change, are led by strong management, and have superior earnings growth potential. In terms of sector and industry exposure, the Portfolio had substantial allocations in pharmaceuticals and financial services. It also had significant positions in automotive, retail, and select technology companies.

During the quarter, a number of individual holdings contributed positively to results. Standout performers showed price appreciation of more than 14% or more during the three-month quarter.


WHAT IS YOUR OUTLOOK FOR THE REST OF 1998?

In our view, we remain in a "long boom" cycle, one that is characterized by low inflation, low interest rates, and healthy overall economic growth rates.
 All of these factors, in our opinion, augur well for equity returns going forward. While broad stock market indices are trading at statistically high valuation levels, we believe strongly that the favorable macroeconomic environment will provide many excellent investment opportunities.

THE OUTLOOK FOR THIS PORTFOLIO MAY DIFFER FROM THAT PRESENTED FOR OTHER NATIONS FUNDS PORTFOLIOS.

HARTFORD
    SMALL COMPANY HLS FUND


PORTFOLIO MANAGER


[PHOTO]


MARK S. WATERHOUSE
Vice President
Wellington Management Company, LLP



PERFORMANCE
OVERVIEW
4/1/98 - 6/30/98
GROWTH OF A $10,000 INVESTMENT.


[CHART]

$9,686


$9,534


Small Company Fund      Russell 2000


CUMULATIVE RETURNS as of 6/30/98

                        SINCE INCEPT.
                        -------------
Small Company              (3.14%)
Russell 2000               (4.66%)


THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE SMALL COMPANY HLS FUND (THE RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

HOW DID THE FUND PERFORM?

The Hartford Small Company HLS Fund outperformed its Lipper peer group from its inception through June 30, 1998. The Fund returned -3.14% versus -4.02% for the Lipper Small Company VA-UF Average.

WHY DID THE FUND PERFORM THIS WAY?

A theme that has been present for the past year continued; investors want exposure to the US market but they also want liquidity due to the fear of a slowdown is the US economy. As a result, large capitalization stocks have dramatically outperformed smaller names. Nonetheless, the stock selections made in the Fund focused on companies with strong fundamentals, such as THE LEARNING COMPANY, and ADC TELECOMMUNICATIONS, and have resulted in competitive relative performance.

WHAT IS YOUR OUTLOOK FOR
THE REST OF 1998?

The US economy remains healthy, led by strong consumer demand. However, a widening trade gap, a strong US dollar, and continued weakness in the Asian economies should result in a slowing of the economy in 1999. In this environment, we believe that winners will be in the energy and technology stocks. As such, we will try to opportunistically increase the Fund's exposure to these areas. In terms of stock selection, we will try to find great small companies and buy them below their intrinsic value.

HARTFORD
   CAPITAL APPRECIATION HLS FUND


PORTFOLIO MANAGER


[PHOTO]


SAUL J. PANNELL, CFA
Senior Vice President and Partner
Wellington Management Company, LLP



                   PERFORMANCE
                      OVERVIEW
4/1/98 - 6/30/98
GROWTH OF A $10,000 INVESTMENT.

[CHART]

$10,332
$9,912


Capital Appreciation Fund       S&P 500


CUMULATIVE RETURNS as of 6/30/98

                                       SINCE INCEPT.
                                       -------------
Capital Appreciation                      (0.88%)
S&P 500                                    3.32%


THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE CAPITAL APPRECIATION HLS FUND. (THE RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

HOW DID THE FUND PERFORM?

The Hartford Capital Appreciation HLS Fund underperformed its Lipper peer group from its inception through June 30, 1998. The Fund returned -0.88% versus 1.84% for the Lipper Capital Appreciation VA-UF Average.

WHY DID THE FUND PERFORM THIS WAY?

We began the year by finding gains in a handful of companies across sectors such as finance, telecommunications and retail, and by reducing our overall foreign stock exposure in light of the Asian crisis. As we moved into the second quarter, large cap growth was clearly the place to be in the US equity market. The S&P 500 Index exceeded the Russell 2000 Index by a whopping 8 percent and within the large cap sector, growth stocks outperformed value by over 4 percent. The Fund's performance was negatively impacted by a combination of factors including 1) an emphasis on smaller companies, 2) a tilt toward value versus growth, and 3) tactical security selection bets that went against us. Strong performers over the six month period included AMERICA ONLINE and THE LEARNING COMPANY.

WHAT IS YOUR OUTLOOK FOR
THE REST OF 1998?

Our overall strategy for the Fund remains duel faceted. We maintain an emphasis on smaller companies with dynamic earnings growth prospects, and couple that with an opportunistic trading approach to larger cap stocks where we typically see a catalyst for outperformance. Following a period of underperformance as we now have experienced, the temptation is to alter the Fund's approach by moving closer to the large cap growth paradigm which has dominated the US equity market over the past year. In our view, however, the real risk now is to chase what worked yesterday and be poorly positioned for a positioned rebound in small and mid cap stocks.

HARTFORD
   INTERNATIONAL OPPORTUNITIES HLS FUND


LEAD PORTFOLIO MANAGER


[PHOTO]


TROND SKRAMSTAD
Senior Vice President and Partner
Wellington Management Company, LLP



                   PERFORMANCE
                      OVERVIEW
4/1/98 - 6/30/98
GROWTH OF A $10,000 INVESTMENT.

[CHART]

$10,390


$10,312


International Opportunities     EAFE GDP
Fund


CUMULATIVE RETURNS as of 6/30/98

                              SINCE INCEPT.
                              -------------
Int'l Opportunities               3.12%
EAFE GDP                          3.90%


THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE INTERNATIONAL OPPORTUNITIES HLS FUND. (THE RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

HOW DID THE FUND PERFORM?

The Hartford International Opportunities HLS Fund outperformed its Lipper peer group from its inception through June 30, 1998. The Fund returned 3.12% versus 1.37% for the Lipper International VA-UF Average.

WHY DID THE FUND PERFORM THIS WAY?

Overall, Europe showed strong performance and the Fund continued to benefit as a result of its large, overweight position in that region. Also a benefit was our underweight position in Asia where virtually every market in the region took a turn for the worse after having seen a short but unsustainable bounce at the beginning of the year.

WHAT IS YOUR OUTLOOK FOR
THE REST OF 1998?

Europe remains the Fund's major area of exposure, and Japan remains the area that is most significantly underweighted versus international benchmarks. In all markets, we take a "fundamental research" approach, seeking stocks that are attractively valued relative to their long-term prospects for growth. We continue to feel that Europe shows the most promise for continued economic growth and profit improvement. While there are many companies in Japan and the rest of the Asia Pacific region that are attractively valued relative to companies in other regions, we do not believe that the region has turned the corner yet and feel that the investment risks outweigh the prospective rewards at this time.

HARTFORD
   STOCK HLS FUND


PORTFOLIO MANAGER


[PHOTO]


RAND L. ALEXANDER, CFA
Senior Vice President and Partner
Wellington Management Company, LLP



                      PERFORMANCE
                         OVERVIEW

4/1/98 - 6/30/98
GROWTH OF A $10,000 INVESTMENT.

[CHART]

$10,545


$10,332


Stock Fund         S&P 500


CUMULATIVE RETURNS as of 6/30/98

                             SINCE INCEPT.
                             -------------
Stock                            5.45%
S&P 500                          3.32%


THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE STOCK HLS FUND. (THE RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

HOW DID THE FUND PERFORM?

The Hartford Stock HLS Fund outperformed its Lipper peer group from its inception through June 30, 1998. The Fund provided a total return of 5.45% versus 2.42% for the Lipper Growth VA-UF Average.

WHY DID THE FUND PERFORM THIS WAY?

Overall, the Fund's performance over the last six month period was helped by favorable sector weightings and strong stock selection. We continued to emphasize predictable growth companies where results would not be seriously damaged by the slowdown in the Pacific Rim. Our emphasis on less cyclical companies in areas such as health care and household products, and our overweights in financials and technology, continued to produce good results through the first half of 1998.

WHAT IS YOUR OUTLOOK FOR
THE REST OF 1998?

While concerns have surfaced about valuations as a result of the strong performance of the US equity market during the first half of the year, we continue to remain optimistic about the outlook. The economy seems to be slowing at just the right time to prevent the Fed from raising interest rates. Employment levels are extremely favorable. Inflation remains low and well under control. US consumers are benefiting from lower priced Asian imports, low interest rates and falling commodity prices. The Federal budget is in surplus. US companies are gaining access to areas of the world that promise excellent earnings growth over time. Mutual fund cash flows remain strong. The bond market has started to provide support for higher multiples as yields move lower. While this may all sound too good to be true, the fact is that it is true and we see no reason why this should change anytime soon.

HARTFORD
   DIVIDEND AND GROWTH HLS FUND


PORTFOLIO MANAGER


[PHOTO]


LAURIE A. GABRIEL, CFA
Senior Vice President and Partner
Wellington Management Company, LLP




                      PERFORMANCE
                         OVERVIEW

4/1/98 - 6/30/98
GROWTH OF A $10,000 INVESTMENT.

[CHART]

$10.332


$9,923


Dividend & Growth Fund      S&P 500


CUMULATIVE RETURNS as of 6/30/98

                               SINCE INCEPT.
                               -------------
Dividend & Growth                 (0.77%)
S&P 500                            3.32%


THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE DIVIDEND AND GROWTH HLS FUND. (THE RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

HOW DID THE FUND PERFORM?

The Hartford Dividend and Growth HLS Fund underperformed its Lipper peer group from its inception through June 30, 1998. The Fund provided a total return of -0.77% versus -0.13% for the Lipper Equity Income VA-UF Average.

WHY DID THE FUND PERFORM THIS WAY?

The health care industry was an area of strength for the Fund due to positive stock selection, with strong performance from names such as Warner-Lambert and American Home Products. The finance sector was initially a drag on performance at the beginning of the year, yet CITICORP ultimately helped performance, as did MARSH & MCLELLAN. During the second quarter, large capitalization stocks outperformed small cap stocks by almost 8% and growth outperformed value by more than 4%. Therefore, the Fund's large capitalization focus was a positive, while the strength in growth-oriented securities was a detriment given our value orientation.

WHAT IS YOUR OUTLOOK FOR
THE REST OF 1998?

Broad diversification across economic sectors is an ongoing part of the Fund's approach. Since our focus is on stock selection, the sector representation will be fairly stable over time. The competitive pricing environment brought on by the deteriorating economic conditions in Asia and the rising US dollar exchange rate should ensure a very low inflation rate for the year. As a result, we believe the Fund is well-positioned going forward given its emphasis on less cyclical companies in areas such as health care and household products with above-average yields, below average price-to-earnings ratios and risk.

HARTFORD
    ADVISERS HLS FUND


PORTFOLIO MANAGERS

[PHOTO]

RAND L. ALEXANDER, CFA
Senior Vice President and Partner
Wellington Management Company, LLP



[PHOTO]

PAUL D. KAPLAN
Senior Vice President and Partner
Wellington Management Company, LLP




                        PERFORMANCE
                           OVERVIEW
4/1/98 - 6/30/98
GROWTH OF A $10,000 INVESTMENT.

[CHART]

$10,543


$10,332


$10,262


Advisers Fund    S&P 500   Lehman Govt/Corp


CUMULATIVE RETURNS as of 6/30/98

                                SINCE INCEPT.
                                -------------
Advisers                            4.44%
S&P 500                             3.32%
Lehman Govt/Corp                    2.62%


THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE ADVISERS HLS FUND. (THE RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

HOW DID THE FUND PERFORM?

The Hartford Advisers HLS Fund outperformed its Lipper peer group from its inception through June 30, 1998. The Fund provided a total return of 4.44% versus 1.21% for the Lipper Flexible VA-UF Average.

WHY DID THE FUND PERFORM THIS WAY?

The reasons for the strong performance of the Fund relative to competitors for the six month period are twofold. First, the equity portion of the Fund has achieved significantly greater total return than the competition and, second, the Fund's equity ratio has been high during a period of strong equity markets. Although the bond portion of the Fund has performed well, the keys to performance have been in the equity portion and in the asset allocation (63% stocks, 33% bonds and 4% cash as of 6/30/98).

WHAT IS YOUR OUTLOOK FOR
THE REST OF 1998?

We have felt for some time that the direction of bond yields was downward, and we have positioned the Fund's fixed income portfolio with longer-than-benchmark duration in order to take advantage of any interest rate decline. In addition, we have limited our holdings of mortgage-backed securities and corporate bonds given their stretched valuations. While concerns have surfaced about valuations as a result of the strong performance of the US equity market during the first half of the year, we continue to remain optimistic about the outlook. Given the economic environment with low inflation, low interest rates, and reasonable economic growth, we see little reason to reduce the Funds' equity ratio. The bull market has been a long one, but we remain comfortable with an equity ratio in the area of 62%. We continue to prefer bonds to cash and are therefore keeping the Funds' cash commitment quite low.

HARTFORD
    BOND HLS FUND


PORTFOLIO MANAGER


[PHOTO]

ALISON D. GRANGER, CFA
Senior Vice President
The Hartford Investment
Management Company (HIMCO)



                        PERFORMANCE
                           OVERVIEW
4/1/98 - 6/30/98
GROWTH OF A $10,000 INVESTMENT.

$10,262


$10,241


Bond Income Strategy Fund     Lehman
   Govt/Corp


CUMULATIVE RETURNS as of 6/30/98

SINCE INCEPT.
Bond Income Strategy
2.41%
Lehman Govt/Corp
2.62%


THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE BOND HLS FUND. (THE RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

HOW DID THE FUND PERFORM?

The Hartford Bond HLS Fund outperformed its Lipper peer group from its inception through June 30, 1998. The Fund provided a total return of 2.41% versus 2.28% for the Lipper Corporate Debt "BBB" average.

WHY DID THE FUND PERFORM THIS WAY?

There were two major factors that contributed to the fund's performance this quarter. The first was the Fund's duration of 6.1 years which was approximately 13% longer than its benchmark index. Yields declined between 20 and 30 basis points during the quarter in ten-year and longer- maturity Treasuries, resulting in price gains. High quality long-maturity corporate securities also benefited. The Fund's overweighted position in these securities contributed positively to returns. The second was the Fund's allocation to BB rated domestic high yield and emerging market issues. The combination of huge new issue supply in the domestic high yield market and Asian-induced weakness in the Emerging Markets resulted in underperformance of these securities relative to higher quality alternatives. We began the quarter with an underweighted position in these assets and gradually increased the portfolio allocation to an overweighted position at the end of the second quarter, as attractive values emerged. Second quarter performance, however, was impacted by this allocation.

WHAT IS YOUR OUTLOOK FOR
THE REST OF 1998?

High inflation-adjusted Treasury yields, the continued perceived safety of US investments amidst recent global volatility, and the improving deficit situation, all contribute to our expectation that Treasury securities will continue to perform well over the course of 1998. We have added a position in Treasury Inflation Protected Securities in to our belief that these securities are fundamentally inexpensive, and could significantly outperform other fixed income assets (of any quality) in the event that inflation emerges and/or real Treasury yields decline. We continue to hold a portfolio of high average quality in order to express our view that US Treasuries provide one of the most attractive risk/reward profiles among the taxable fixed income asset classes. The second quarter increase in allocation to high yield securities will provide our shareholders with additional yield, but it is also our expectation that these securities will perform well in the near term. Finally, we continue to find value in fifteen-year discount mortgage passthroughs, such as FNMA Dwarf 6s, to provide additional yield, limit risk of a significant rise in prepayments, and enhance portfolio diversification.

 Performance Summary of Hartford HLS Mutual Funds
--------------------------------------------------------------------------------

FUNDS
                                                    TOTAL RETURNS FOR THE YEAR ENDED DECEMBER 31,
                     1998(A)   1997    1996    1995    1994    1993    1992     1991     1990     1989    1988     1987     1986

Stock Fund..........  21.36%  31.38%  24.37%  34.10%  (1.89)% 14.34%   10.04%  24.58%   (3.87)%  26.02%  19.00%    5.41%   12.33%
Bond Fund...........   4.28   11.35    3.52   18.49   (3.95)  10.24     5.53   16.43     8.39    12.10    7.60    (0.01)   12.19
Money Market Fund...   2.63    5.31    5.19    5.74    3.95    2.94     3.63    6.01     8.09     9.10    7.40     6.49     6.77
Advisers Fund.......  15.44   24.51   16.59   28.34   (2.74)  12.25     8.30   20.33     1.26    21.72   14.24     6.08    12.70
Capital Appreciation
 Fund...............  11.82   22.34   20.70   30.25    2.50   20.80    16.98   53.99   (10.90)   24.11   26.37    (4.31)    9.03
Mortgage Securities
 Fund...............   3.35    9.01    5.07   16.17   (1.61)   6.31     4.64   14.71     9.70    13.13    8.38     2.64    11.13
Index Fund..........  17.46   32.61   22.09   36.55    0.94    9.12     6.82   29.53    (3.99)   30.47   16.35   (12.91)*   --
International
 Opportunities
 Fund...............  16.73    0.34   12.93   13.93   (1.94)  33.73    (4.43)  13.00   (11.76)*   --      --       --       --
Dividend and Growth
 Fund...............  10.93   31.89   22.91   36.37    1.96*   --       --      --       --       --      --       --       --
International
 Advisers Fund......  12.67    5.52   11.79   15.84*   --      --       --      --       --       --      --       --       --
Small Company
 Fund...............   8.89   18.38    7.15*   --      --      --       --      --       --       --      --       --       --
MidCap Fund.........  17.64   13.81*   --      --      --      --       --      --       --       --      --       --       --
Growth & Income
 Fund...............   4.06*   --      --      --      --      --       --      --       --       --      --       --       --
MARKET INDICES

Standard & Poor's
 500 Stock Index....  17.70%  33.35%  22.95%  37.52%   1.31%  10.06%    7.61%  30.39%   (3.11)%  31.62%  16.60%    5.49%   18.66%
Standard & Poor's
 400 Stock Index
 (MidCap)...........   8.63   32.25   19.18   30.88   (3,59)  11.03     7.58   16.13     8.28    14.24    7.58     2.29    15.62
Shearson Lehman
Government/Corporate
 Bond Index.........   4.17    9.76    2.90   19.24   (3.51)  11.03     7.58   16.13     8.28    14.24    7.58     2.29    15.62
90-Day Treasury
 Bills..............   2.56    5.33    5.29    5.80    4.14    3.12     3.70    5.90     7.95     8.67    6.56     5.97     6.41
EAFEGDP.............  21.88    5.77    7.63   11.16    7.81   33.56    (9.65)  10.73     --       --      --       --       --
Frank Russell 2000
 Index..............   4.93   22.38   16.51   28.45   (1.82)  18.71    18.41   46.04   (19.48)   16.26   25.02    (8.80)    5.68
Frank Russell 2500
 Index..............   5.66   24.43   19.04   31.70   (1.07)  16.54    16.18   46.69   (14.88)   19.43   21.39     1.75    12.62
Shearson Lehman
 Brothers Mortgage
 Backed Bond
 Index..............   3.38    9.49    5.35   16.80   (1.61)   6.84     8.96   15.72    10.72    15.35    8.55     2.81     --

FUNDS
                       1985
Stock Fund..........  31.49%
Bond Fund...........  20.62
Money Market Fund...   8.53
Advisers Fund.......  26.85
Capital Appreciation
 Fund...............  36.18
Mortgage Securities
 Fund...............  20.61
Index Fund..........   --
International
 Opportunities
 Fund...............   --
Dividend and Growth
 Fund...............   --
International
 Advisers Fund......   --
Small Company
 Fund...............   --
MidCap Fund.........   --
Growth & Income
 Fund...............   --
MARKET INDICES
Standard & Poor's
 500 Stock Index....  31.70%
Standard & Poor's
 400 Stock Index
 (MidCap)...........  21.30
Shearson Lehman
Government/Corporate
 Bond Index.........  21.30
90-Day Treasury
 Bills..............   7.97
EAFEGDP.............   --
Frank Russell 2000
 Index..............  31.04
Frank Russell 2500
 Index..............   --
Shearson Lehman
 Brothers Mortgage
 Backed Bond
 Index..............   --

 (a) For the six months ended June 30, 1998.

 * The inception dates of the Funds are as follows: Stock and Bond--August 31, 1977, HVA Money Market--June 30, 1980, Advisers--March 31, 1983, Capital Appreciation--April 2, 1984, Mortgage Securities--January 1, 1985, Index--May 1, 1987, International Opportunities--July 2, 1990, Dividend and Growth--March 8, 1994, International Advisers--March 1, 1995, Small Company--August 9, 1996, MidCap--July 15, 1997 and Growth & Income--May 29, 1998.

 The performance figures for mutual funds do not include insurance charges that are included in the unit values of individual plans.

 Total return consists of any change in the market price of securities owned by the various mutual funds, as well as income from dividends or interest. Calculations assume reinvestment of income. Performance figures represent past results and are not a guarantee of future performance. An investor's unit, when redeemed, may be worth more or less than the original cost. Results do not take into account personal income taxes and capital gains where applicable. Market indices are included as a broad measure of market performance, and no direct comparison with the Funds is intended.

HARTFORD LIFE INSURANCE COMPANY
SEPARATE ACCOUNT TWO

 SEPARATE ACCOUNT TWO
--------------------------------------------------------------------------------

 HARTFORD LIFE INSURANCE COMPANY
 STATEMENT OF ASSETS AND LIABILITIES
 JUNE 30, 1998 (UNAUDITED)

                               NATIONS            NATIONS
                               BALANCED         DISCIPLINED
                           ASSETS PORTFOLIO   EQUITY PORTFOLIO
                             SUB-ACCOUNT        SUB-ACCOUNT
                           ----------------   ----------------
ASSETS:
Investments:
  Nations Balanced Assets
    Portfolio
    Shares         48,298
    Cost        $ 478,306
    Market Value.........      $ 472,837           --
  Nations Disciplined
    Equity Portfolio
    Shares        135,586
    Cost       $1,364,538
    Market Value.........       --               $1,376,197
  Nations International
    Growth Portfolio
    Shares         37,999
    Cost        $ 384,146
    Market Value.........       --                 --
  Nations Managed Index
    Portfolio
    Shares        121,516
    Cost       $1,232,620
    Market Value.........       --                 --
  Nations Managed
    SmallCap Index
    Portfolio
    Shares         62,052
    Cost        $ 615,065
    Market Value.........       --                 --
  Nations Value Portfolio
    Shares        152,595
    Cost       $1,527,177
    Market Value.........       --                 --
  Nations Marisco Growth
    & Income Portfolio
    Shares        249,774
    Cost       $2,671,347
    Market Value.........       --                 --
  Nations Marisco Focused
    Equities Portfolio
    Shares        395,165
    Cost       $4,286,194
    Market Value.........       --                 --
  Due from Hartford Life
    Insurance Company....          1,577             29,841
  Receivable from fund
    shares sold..........       --                 --
                           ----------------   ----------------
  Total Assets...........        474,414          1,406,038
                           ----------------   ----------------
LIABILITIES
  Due to Hartford Life
    Insurance Company....       --                 --
  Payable for fund shares
    purchased............          1,577             29,842
                           ----------------   ----------------
  Total Liabilities......          1,577             29,842
                           ----------------   ----------------
  Net Assets (variable
    annuity contract
    liabilities).........      $ 472,837         $1,376,196
                           ----------------   ----------------
                           ----------------   ----------------
  Units Owned by
    Participants.........        483,986          1,353,243
  Unit Price.............      $0.976964         $ 1.016962

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                 NATIONS
                               NATIONS           MANAGED       NATIONS MANAGED                     NATIONS MARISCO
                            INTERNATIONAL         INDEX           SMALLCAP           NATIONS           GROWTH &
                           GROWTH PORTFOLIO     PORTFOLIO      INDEX PORTFOLIO   VALUE PORTFOLIO   INCOME PORTFOLIO
                             SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT
                           ----------------   --------------   ---------------   ---------------   ----------------
ASSETS:
Investments:
  Nations Balanced Assets
    Portfolio
    Shares         48,298
    Cost        $ 478,306
    Market Value.........       --                 --               --                --                --
  Nations Disciplined
    Equity Portfolio
    Shares        135,586
    Cost       $1,364,538
    Market Value.........       --                 --               --                --                --
  Nations International
    Growth Portfolio
    Shares         37,999
    Cost        $ 384,146
    Market Value.........      $ 387,211           --               --                --                --
  Nations Managed Index
    Portfolio
    Shares        121,516
    Cost       $1,232,620
    Market Value.........       --              $1,254,041          --                --                --
  Nations Managed
    SmallCap Index
    Portfolio
    Shares         62,052
    Cost        $ 615,065
    Market Value.........       --                 --             $ 605,012           --                --
  Nations Value Portfolio
    Shares        152,595
    Cost       $1,527,177
    Market Value.........       --                 --               --             $1,516,797           --
  Nations Marisco Growth
    & Income Portfolio
    Shares        249,774
    Cost       $2,671,347
    Market Value.........       --                 --               --                --              $2,814,949
  Nations Marisco Focused
    Equities Portfolio
    Shares        395,165
    Cost       $4,286,194
    Market Value.........       --                 --               --                --                --
  Due from Hartford Life
    Insurance Company....       --                     592          --                  4,920             94,635
  Receivable from fund
    shares sold..........             13           --                    82           --                --
                           ----------------   --------------   ---------------   ---------------   ----------------
  Total Assets...........        387,224         1,254,633          605,094         1,521,717          2,909,584
                           ----------------   --------------   ---------------   ---------------   ----------------
LIABILITIES
  Due to Hartford Life
    Insurance Company....             13           --                    82           --                --
  Payable for fund shares
    purchased............       --                     592          --                  4,919             94,634
                           ----------------   --------------   ---------------   ---------------   ----------------
  Total Liabilities......             13               592               82             4,919             94,634
                           ----------------   --------------   ---------------   ---------------   ----------------
  Net Assets (variable
    annuity contract
    liabilities).........      $ 387,211        $1,254,041        $ 605,012        $1,516,798         $2,814,950
                           ----------------   --------------   ---------------   ---------------   ----------------
                           ----------------   --------------   ---------------   ---------------   ----------------
  Units Owned by
    Participants.........        377,731         1,227,478          631,154         1,533,728          2,532,995
  Unit Price.............      $1.025097        $ 1.021640        $0.958580        $ 0.988962         $ 1.111313


                            NATIONS MARISCO
                                FOCUSED
                           EQUITIES PORTFOLIO
                              SUB-ACCOUNT
                           ------------------
ASSETS:
Investments:
  Nations Balanced Assets
    Portfolio
    Shares         48,298
    Cost        $ 478,306
    Market Value.........        --
  Nations Disciplined
    Equity Portfolio
    Shares        135,586
    Cost       $1,364,538
    Market Value.........        --
  Nations International
    Growth Portfolio
    Shares         37,999
    Cost        $ 384,146
    Market Value.........        --
  Nations Managed Index
    Portfolio
    Shares        121,516
    Cost       $1,232,620
    Market Value.........        --
  Nations Managed
    SmallCap Index
    Portfolio
    Shares         62,052
    Cost        $ 615,065
    Market Value.........        --
  Nations Value Portfolio
    Shares        152,595
    Cost       $1,527,177
    Market Value.........        --
  Nations Marisco Growth
    & Income Portfolio
    Shares        249,774
    Cost       $2,671,347
    Market Value.........        --
  Nations Marisco Focused
    Equities Portfolio
    Shares        395,165
    Cost       $4,286,194
    Market Value.........      $4,532,548
  Due from Hartford Life
    Insurance Company....          89,179
  Receivable from fund
    shares sold..........        --
                           ------------------
  Total Assets...........       4,621,727
                           ------------------
LIABILITIES
  Due to Hartford Life
    Insurance Company....        --
  Payable for fund shares
    purchased............          89,181
                           ------------------
  Total Liabilities......          89,181
                           ------------------
  Net Assets (variable
    annuity contract
    liabilities).........      $4,532,546
                           ------------------
                           ------------------
  Units Owned by
    Participants.........       4,027,305
  Unit Price.............      $ 1.125454

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 SEPARATE ACCOUNT TWO
--------------------------------------------------------------------------------

 HARTFORD LIFE INSURANCE COMPANY
 STATEMENT OF ASSETS AND LIABILITIES
 JUNE 30, 1998 (UNAUDITED)

                             HARTFORD       HARTFORD
                               BOND          STOCK
                           CLASS B FUND   CLASS B FUND
                           SUB-ACCOUNT    SUB-ACCOUNT
                           ------------   ------------
ASSETS:
  Investments:
  Hartford Bond HLS Fund,
    Inc.
    Shares      1,134,461
    Cost       $1,145,338
    Market Value.........    $1,159,350       --
  Hartford Stock HLS
    Fund, Inc.
    Shares      1,993,540
    Cost       $2,022,166
    Market Value.........      --          $2,084,654
  Hartford Money Market
    HLS Fund, Inc.
    Shares        387,955
    Cost        $ 387,955
    Market Value.........      --             --
  Hartford Advisers HLS
    Fund, Inc.
    Shares      6,105,427
    Cost       $6,162,536
    Market Value.........      --             --
  Hartford Capital
    Appreciation HLS
    Fund, Inc.
    Shares      1,873,842
    Cost       $1,844,001
    Market Value.........      --             --
  Hartford International
    Opportunities HLS
    Fund, Inc.
    Shares        278,270
    Cost        $ 283,072
    Market Value.........      --             --
  Hartford Dividend
    Growth HLS Fund, Inc.
    Shares      2,846,412
    Cost       $2,808,813
    Market Value.........      --             --
  Hartford Small Company
    HLS Fund, Inc.
    Shares        258,346
    Cost        $ 249,261
    Market Value.........      --             --
Due from Hartford Life
  Insurance Company......       35,362         69,881
Receivable from fund
  shares sold............      --             --
                           ------------   ------------
Total Assets.............    1,194,712      2,154,535
                           ------------   ------------
LIABILITIES
Due to Hartford Life
  Insurance Company......      --             --
Payable for fund shares
  purchased..............       35,362         69,880
                           ------------   ------------
Total Liabilities........       35,362         69,880
                           ------------   ------------
Net Assets (variable
  annuity contract
  liabilities)...........    $1,159,350    $2,084,655
                           ------------   ------------
                           ------------   ------------
Units Owned by
  Participants...........    1,137,960      1,999,715
Unit Price...............    $1.018797     $ 1.042476

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                               HARTFORD
                             HARTFORD       HARTFORD     HARTFORD CAPITAL    INTERNATIONAL      HARTFORD         HARTFORD
                           MONEY MARKET     ADVISERS       APPRECIATION      OPPORTUNITIES   DIVIDEND GROWTH   SMALL COMPANY
                           CLASS B FUND   CLASS B FUND     CLASS B FUND      CLASS B FUND     CLASS B FUND     CLASS B FUND
                           SUB-ACCOUNT    SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT
                           ------------   ------------   -----------------   -------------   ---------------   -------------
ASSETS:
  Investments:
  Hartford Bond HLS Fund,
    Inc.
    Shares      1,134,461
    Cost       $1,145,338
    Market Value.........      --             --              --                  --              --                --
  Hartford Stock HLS
    Fund, Inc.
    Shares      1,993,540
    Cost       $2,022,166
    Market Value.........      --             --              --                  --              --                --
  Hartford Money Market
    HLS Fund, Inc.
    Shares        387,955
    Cost        $ 387,955
    Market Value.........    $ 387,955        --              --                  --              --                --
  Hartford Advisers HLS
    Fund, Inc.
    Shares      6,105,427
    Cost       $6,162,536
    Market Value.........      --          $6,336,139         --                  --              --                --
  Hartford Capital
    Appreciation HLS
    Fund, Inc.
    Shares      1,873,842
    Cost       $1,844,001
    Market Value.........      --             --             $1,846,079           --              --                --
  Hartford International
    Opportunities HLS
    Fund, Inc.
    Shares        278,270
    Cost        $ 283,072
    Market Value.........      --             --              --               $  284,057         --                --
  Hartford Dividend
    Growth HLS Fund, Inc.
    Shares      2,846,412
    Cost       $2,808,813
    Market Value.........      --             --              --                  --            $2,814,461          --
  Hartford Small Company
    HLS Fund, Inc.
    Shares        258,346
    Cost        $ 249,261
    Market Value.........      --             --              --                  --              --             $  248,950
Due from Hartford Life
  Insurance Company......        1,060         65,644           52,882              6,625          115,125          --
Receivable from fund
  shares sold............      --             --              --                  --              --                      8
                           ------------   ------------   -----------------   -------------   ---------------   -------------
Total Assets.............      389,015      6,401,783        1,898,961            290,682        2,929,586          248,958
                           ------------   ------------   -----------------   -------------   ---------------   -------------
LIABILITIES
Due to Hartford Life
  Insurance Company......      --             --              --                  --              --                      9
Payable for fund shares
  purchased..............        1,060         65,643           52,882              6,625          115,125          --
                           ------------   ------------   -----------------   -------------   ---------------   -------------
Total Liabilities........        1,060         65,643           52,882              6,625          115,125                9
                           ------------   ------------   -----------------   -------------   ---------------   -------------
Net Assets (variable
  annuity contract
  liabilities)...........    $ 387,955     $6,336,140        $1,846,079        $  284,057       $2,814,461       $  248,949
                           ------------   ------------   -----------------   -------------   ---------------   -------------
                           ------------   ------------   -----------------   -------------   ---------------   -------------
Units Owned by
  Participants...........      384,352      6,124,277        1,879,622            279,129        2,855,231          259,143
Unit Price...............    $1.009373     $ 1.034594        $0.982154         $ 1.017657       $ 0.985721       $ 0.960663

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 SEPARATE ACCOUNT TWO
--------------------------------------------------------------------------------

 HARTFORD LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS
 FOR THE PERIOD FROM INCEPTION, APRIL 1, 1998 TO JUNE 30, 1998 (UNAUDITED)

                               NATIONS            NATIONS
                               BALANCED         DISCIPLINED
                           ASSETS PORTFOLIO   EQUITY PORTFOLIO
                             SUB-ACCOUNT        SUB-ACCOUNT
                           ----------------   ----------------
INVESTMENT INCOME:
  Dividends..............      $--                $--
EXPENSES:
  Mortality and expense
    undertakings.........         (538)            (1,738)
                               -------            -------
    Net investment income
      (loss).............         (538)            (1,738)
                               -------            -------
CAPITAL GAINS INCOME.....      --                 --
                               -------            -------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
    (loss) on security
    transactions.........      --                      (1)
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........       (5,469)            11,659
                               -------            -------
    Net gain (loss) on
      investments........       (5,469)            11,658
                               -------            -------
    Net increase
      (decrease) in net
      assets resulting
      from operations....      $(6,007)           $ 9,920
                               -------            -------
                               -------            -------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                                                    NATIONS MARISCO
                               NATIONS            NATIONS       NATIONS MANAGED                        GROWTH &
                            INTERNATIONAL         MANAGED          SMALLCAP           NATIONS           INCOME
                           GROWTH PORTFOLIO   INDEX PORTFOLIO   INDEX PORTFOLIO   VALUE PORTFOLIO      PORTFOLIO
                             SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT
                           ----------------   ---------------   ---------------   ---------------   ---------------
INVESTMENT INCOME:
  Dividends..............      -$-                $--               $--               $--              $--
EXPENSES:
  Mortality and expense
    undertakings.........         (585)            (1,670)              (990)           (2,276)          (3,180)
                                ------            -------       ---------------   ---------------   ---------------
    Net investment income
      (loss).............         (585)            (1,670)              (990)           (2,276)          (3,180)
                                ------            -------       ---------------   ---------------   ---------------
CAPITAL GAINS INCOME.....      --                 --                 --                --               --
                                ------            -------       ---------------   ---------------   ---------------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
    (loss) on security
    transactions.........      --                      (2)                 1                 1               21
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........        3,065             21,420            (10,054)          (10,379)         143,602
                                ------            -------       ---------------   ---------------   ---------------
    Net gain (loss) on
      investments........        3,065             21,418            (10,053)          (10,378)         143,623
                                ------            -------       ---------------   ---------------   ---------------
    Net increase
      (decrease) in net
      assets resulting
      from operations....       $2,480            $19,748           $(11,043)         $(12,654)        $140,443
                                ------            -------       ---------------   ---------------   ---------------
                                ------            -------       ---------------   ---------------   ---------------


                            NATIONS MARISCO
                                FOCUSED
                           EQUITIES PORTFOLIO
                              SUB-ACCOUNT
                           ------------------
INVESTMENT INCOME:
  Dividends..............       $--
EXPENSES:
  Mortality and expense
    undertakings.........         (5,625)
                                --------
    Net investment income
      (loss).............         (5,625)
                                --------
CAPITAL GAINS INCOME.....       --
                                --------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
    (loss) on security
    transactions.........       --
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........        246,353
                                --------
    Net gain (loss) on
      investments........        246,353
                                --------
    Net increase
      (decrease) in net
      assets resulting
      from operations....       $240,728
                                --------
                                --------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 SEPARATE ACCOUNT TWO
--------------------------------------------------------------------------------

 HARTFORD LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS
 FOR THE PERIOD FROM INCEPTION, APRIL 1, 1998 TO JUNE 30, 1998 (UNAUDITED)

                             HARTFORD       HARTFORD
                               BOND          STOCK
                           CLASS B FUND   CLASS B FUND
                           SUB-ACCOUNT    SUB-ACCOUNT
                           ------------   ------------
INVESTMENT INCOME:
  Dividends..............    $--            $--
EXPENSES:
  Mortality and expense
    undertakings.........     (1,516)        (2,438)
                           ------------   ------------
    Net investment income
     (loss)..............     (1,516)        (2,438)
                           ------------   ------------
CAPITAL GAINS INCOME.....     --             --
                           ------------   ------------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
    (loss) on security
    transactions.........         18         --
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........     14,011         62,489
                           ------------   ------------
    Net gain (loss) on
     investments.........     14,029         62,489
                           ------------   ------------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....    $12,513        $60,051
                           ------------   ------------
                           ------------   ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                                HARTFORD
                             HARTFORD       HARTFORD      HARTFORD CAPITAL    INTERNATIONAL      HARTFORD         HARTFORD
                           MONEY MARKET     ADVISERS        APPRECIATION      OPPORTUNITIES   DIVIDEND GROWTH   SMALL COMPANY
                           CLASS B FUND   CLASS B FUND      CLASS B FUND      CLASS B FUND     CLASS B FUND     CLASS B FUND
                           SUB-ACCOUNT    SUB-ACCOUNT       SUB-ACCOUNT        SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT
                           ------------   ------------   ------------------   -------------   ---------------   -------------
INVESTMENT INCOME:
  Dividends..............     $3,075        $ --               $   --            $--              $--               $  --
EXPENSES:
  Mortality and expense
    undertakings.........       (764)         (8,561)          (2,371)             (324)           (3,789)           (273)
                              ------      ------------        -------            ------           -------           -----
    Net investment income
     (loss)..............      2,311          (8,561)          (2,371)             (324)           (3,789)           (273)
                              ------      ------------        -------            ------           -------           -----
CAPITAL GAINS INCOME.....     --              --              --                 --               --               --
                              ------      ------------        -------            ------           -------           -----
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
    (loss) on security
    transactions.........     --               1,124          --                     15           --                   (2)
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........     --             173,603            2,078               985             5,648            (312)
                              ------      ------------        -------            ------           -------           -----
    Net gain (loss) on
     investments.........     --             174,727            2,078             1,000             5,648            (314)
                              ------      ------------        -------            ------           -------           -----
    Net increase
     (decrease) in net
     assets resulting
     from operations.....     $2,311        $166,166           $ (293)           $  676           $ 1,859           $(587)
                              ------      ------------        -------            ------           -------           -----
                              ------      ------------        -------            ------           -------           -----

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 SEPARATE ACCOUNT TWO
--------------------------------------------------------------------------------

 HARTFORD LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS
 FOR THE PERIOD FROM INCEPTION, APRIL 1, 1998 TO JUNE 30, 1998 (UNAUDITED)

                               NATIONS            NATIONS
                               BALANCED         DISCIPLINED
                           ASSETS PORTFOLIO   EQUITY PORTFOLIO
                             SUB-ACCOUNT        SUB-ACCOUNT
                           ----------------   ----------------
OPERATIONS:
  Net investment income
    (loss)...............      $   (538)         $   (1,738)
  Net realized gain
    (loss) on security
    transactions.........       --                       (1)
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........        (5,469)             11,659
                               --------       ----------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........        (6,007)              9,920
                               --------       ----------------
UNIT TRANSACTIONS:
  Purchases..............       337,049           1,175,793
  Net transfers..........       142,094             192,131
  Surrenders.............          (299)             (1,648)
                               --------       ----------------
  Total increase
    (decrease) in net
    assets resulting from
    unit transactions....       478,844           1,366,276
                               --------       ----------------
  Total increase
    (decrease) in net
    assets...............       472,837           1,376,196
NET ASSETS:
  Beginning of period....       --                 --
                               --------       ----------------
  End of period..........      $472,837          $1,376,196
                               --------       ----------------
                               --------       ----------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                                                     NATIONS MARISCO
                               NATIONS            NATIONS        NATIONS MANAGED                        GROWTH &
                            INTERNATIONAL         MANAGED        SMALLCAP INDEX        NATIONS           INCOME
                           GROWTH PORTFOLIO   INDEX PORTFOLIO       PORTFOLIO      VALUE PORTFOLIO      PORTFOLIO
                             SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT
                           ----------------   ----------------   ---------------   ---------------   ---------------
OPERATIONS:
  Net investment income
    (loss)...............      $   (585)         $   (1,670)         $   (990)         $   (2,276)      $   (3,180)
  Net realized gain
    (loss) on security
    transactions.........       --                       (2)                1                   1               21
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........         3,065              21,420           (10,054)            (10,379)         143,602
                               --------       ----------------   ---------------   ---------------   ---------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........         2,480              19,748           (11,043)            (12,654)         140,443
                               --------       ----------------   ---------------   ---------------   ---------------
UNIT TRANSACTIONS:
  Purchases..............       333,754           1,127,007           560,890           1,398,126        2,356,238
  Net transfers..........        52,139             105,671            56,539             133,287          318,373
  Surrenders.............        (1,162)              1,615            (1,374)             (1,961)            (104)
                               --------       ----------------   ---------------   ---------------   ---------------
  Total increase
    (decrease) in net
    assets resulting from
    unit transactions....       384,731           1,234,293           616,055           1,529,452        2,674,507
                               --------       ----------------   ---------------   ---------------   ---------------
  Total increase
    (decrease) in net
    assets...............       387,211           1,254,041           605,012           1,516,798        2,814,950
NET ASSETS:
  Beginning of period....       --                 --                 --                 --               --
                               --------       ----------------   ---------------   ---------------   ---------------
  End of period..........      $387,211          $1,254,041          $605,012          $1,516,798       $2,814,950
                               --------       ----------------   ---------------   ---------------   ---------------
                               --------       ----------------   ---------------   ---------------   ---------------


                            NATIONS MARISCO
                            FOCUSED EQUITIES
                               PORTFOLIO
                              SUB-ACCOUNT
                           ------------------
OPERATIONS:
  Net investment income
    (loss)...............      $   (5,625)
  Net realized gain
    (loss) on security
    transactions.........        --
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........         246,353
                           ------------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........         240,728
                           ------------------
UNIT TRANSACTIONS:
  Purchases..............       3,954,873
  Net transfers..........         344,182
  Surrenders.............          (7,237)
                           ------------------
  Total increase
    (decrease) in net
    assets resulting from
    unit transactions....       4,291,818
                           ------------------
  Total increase
    (decrease) in net
    assets...............       4,532,546
NET ASSETS:
  Beginning of period....        --
                           ------------------
  End of period..........      $4,532,546
                           ------------------
                           ------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 SEPARATE ACCOUNT TWO
--------------------------------------------------------------------------------

 HARTFORD LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS
 FOR THE PERIOD FROM INCEPTION, APRIL 1, 1998 TO JUNE 30, 1998 (UNAUDITED)

                             HARTFORD       HARTFORD
                               BOND          STOCK
                           CLASS B FUND   CLASS B FUND
                           SUB-ACCOUNT    SUB-ACCOUNT
                           ------------   ------------
OPERATIONS:
  Net investment income
    (loss)...............   $   (1,516)    $   (2,438)
  Net realized gain
    (loss) on security
    transactions.........           18        --
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........       14,011         62,489
                           ------------   ------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........       12,513         60,051
                           ------------   ------------
UNIT TRANSACTIONS:
  Purchases..............      787,777      1,856,218
  Net transfers..........      360,123        167,671
  Surrenders.............       (1,063)           715
                           ------------   ------------
  Total increase
    (decrease) in net
    assets resulting from
    unit transactions....    1,146,837      2,024,604
                           ------------   ------------
  Total increase
    (decrease) in net
    assets...............    1,159,350      2,084,655
NET ASSETS:
  Beginning of period....      --             --
                           ------------   ------------
  End of period..........   $1,159,350     $2,084,655
                           ------------   ------------
                           ------------   ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                                 HARTFORD                        HARTFORD
                                                                                INTERNATIONAL                      SMALL
                             HARTFORD       HARTFORD       HARTFORD CAPITAL     OPPORTUNITIES    HARTFORD         COMPANY
                           MONEY MARKET     ADVISERS         APPRECIATION         CLASS B     DIVIDEND GROWTH     CLASS B
                           CLASS B FUND   CLASS B FUND       CLASS B FUND          FUND        CLASS B FUND        FUND
                           SUB-ACCOUNT    SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT
                           ------------   ------------   --------------------   -----------   ---------------   -----------
OPERATIONS:
  Net investment income
    (loss)...............    $  2,311      $   (8,561)        $   (2,371)         $   (324)      $   (3,789)      $   (273)
  Net realized gain
    (loss) on security
    transactions.........      --               1,124          --                       15         --                   (2)
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........      --             173,603              2,078               985            5,648           (312)
                           ------------   ------------       -----------        -----------   ---------------   -----------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........       2,311         166,166               (293)              676            1,859           (587)
                           ------------   ------------       -----------        -----------   ---------------   -----------
UNIT TRANSACTIONS:
  Purchases..............     448,764       5,802,994          1,688,859           252,807        2,696,290        225,595
  Net transfers..........     (63,121)        385,035            158,546            30,598          120,651         24,211
  Surrenders.............           1         (18,055)            (1,033)              (24)          (4,339)          (270)
                           ------------   ------------       -----------        -----------   ---------------   -----------
  Total increase
    (decrease) in net
    assets resulting from
    unit transactions....     385,644       6,169,974          1,846,372           283,381        2,812,602        249,536
                           ------------   ------------       -----------        -----------   ---------------   -----------
  Total increase
    (decrease) in net
    assets...............     387,955       6,336,140          1,846,079           284,057        2,814,461        248,949
NET ASSETS:
  Beginning of period....      --             --               --                   --             --               --
                           ------------   ------------       -----------        -----------   ---------------   -----------
  End of period..........    $387,955      $6,336,140         $1,846,079          $284,057       $2,814,461       $248,949
                           ------------   ------------       -----------        -----------   ---------------   -----------
                           ------------   ------------       -----------        -----------   ---------------   -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 SEPARATE ACCOUNT TWO
--------------------------------------------------------------------------------

 HARTFORD LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS
 JUNE 30, 1998 (UNAUDITED)

 1.  ORGANIZATION:

    Separate Account Two (the Account) is a separate investment account with Hartford Life Insurance Company (the Company) and is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The Account invests deposits by variable annuity contractholders of the Company in various mutual funds (the Funds) as directed by the contractholders.

 2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Account, which are in accordance with generally accepted accounting principles in the investment company industry:

    a) SECURITY TRANSACTIONS--Security transactions are recorded on the trade date (date the order to buy or sell is executed). Cost of investments sold is determined on the basis of identified cost. Dividend and capital gains income are accrued as of the ex-dividend date. Capital gains income represents dividends from the Funds which are characterized as capital gains under tax regulations.

    b) SECURITY VALUATION--The investment in shares of the Hartford and Nations mutual funds are valued at the closing net asset value per share as determined by the appropriate Fund as of June 30, 1998.

    c) FEDERAL INCOME TAXES--The operations of the Account form a part of, and are taxed with, the total operations of the Company, which is taxed as an insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the operations of the Account.

    d) USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

 3.  ADMINISTRATION OF THE ACCOUNT AND RELATED CHARGES:

    a) MORTALITY AND EXPENSE UNDERTAKINGS--The Company, as issuer of variable annuity contracts, provides the mortality and expense undertakings and, with respect to the Account, receives a maximum annual fee of up to 1.25% of the Account's average daily net assets.

    b) DEDUCTION OF ANNUAL MAINTENANCE FEE--Annual maintenance fees are deducted through termination of units of interest from applicable contract owners' accounts, in accordance with the terms of the contracts.

 NATIONS FUNDS
--------------------------------------------------------------------------------

 NATIONS INTERNATIONAL GROWTH PORTFOLIO
 SCHEDULE OF INVESTMENTS
 JUNE 30, 1998 (UNAUDITED)

 SHARES                                                          VALUE
 ------                                                       -----------
 COMMON STOCKS -- 87.3%
          AUSTRALIA -- 5.2%
  1,121   AMP Ltd.+.........................................  $    13,152
    600   Australia & New Zealand Bank Group Ltd............        4,149
    500   Brambles Industries Ltd...........................        9,836
  1,900   News Corp. Ltd....................................       15,545
    400   Telstra Corp. Ltd. ADR............................       20,300
  3,400   Woolworths Ltd....................................       11,080
                                                              -----------
                                                                   74,062
                                                              -----------
          BRAZIL -- 1.8%
    200   Centrais Electricas Brasileiras ADR...............        3,000
    200   Petroleo Brasileiros ADR..........................        3,718
    175   Telebras ADR......................................       19,108
                                                              -----------
                                                                   25,826
                                                              -----------
          FRANCE -- 13.0%
    160   Accor SA..........................................       44,779
    200   Alcatel Alsthom Cie Generale......................       40,723
     50   L'Oreal...........................................       27,813
     50   Promodes..........................................       27,705
    190   Societe National Elf Aquitaine....................       26,713
    100   Synthelabo........................................       16,871
                                                              -----------
                                                                  184,604
                                                              -----------
          GERMANY -- 10.9%
    200   Bayerische Vereinsbank............................       16,971
    250   Deutsche Pfandbrief & Hypothekenbank..............       20,021
    250   Henkel KGAA.......................................       24,749
    250   Mannesmann AG.....................................       25,720
    110   SAP AG............................................       66,802
                                                              -----------
                                                                  154,263
                                                              -----------
          GREAT BRITAIN -- 16.7%
  3,700   Amvescap PLC......................................       36,141
  4,900   Azlan Group PLC+..................................        5,686
  3,500   Bank of Scotland..................................       39,213
  1,200   Granada Group PLC.................................       22,080
    800   HSBC Holdings PLC.................................       19,566
    600   Hyder PLC.........................................        9,427
  3,100   Securicor PLC.....................................       25,389
  2,500   Smithkline Beecham................................       30,535
  1,500   Standard Chartered PLC............................       17,056
  4,700   WPP Group PLC.....................................       30,919
                                                              -----------
                                                                  236,012
                                                              -----------
          HONG KONG -- 1.1%
  2,000   Hutchison Whampoa Ltd.............................       10,558
  1,000   Sun Hung Kai Properties...........................        4,246
                                                              -----------
                                                                   14,804
                                                              -----------
          HUNGARY -- 0.6%
    100   Gedeon Richter GDR................................        7,975
                                                              -----------
          IRELAND -- 3.5%
    700   Bank of Ireland...................................       14,398
  2,500   CRH PLC...........................................       35,514
                                                              -----------
                                                                   49,912
                                                              -----------

 SHARES                                                          VALUE
 ------                                                       -----------

          ITALY -- 3.7%
  1,900   Ente Nazionale Idrocarburi Spa....................  $    12,458
  5,500   Telecom Italia Spa................................       40,505
                                                              -----------
                                                                   52,963
                                                              -----------
          JAPAN -- 12.3%
  1,000   Bank of Tokyo-Mitsubishi..........................       10,624
  1,000   Dainippon Ink & Chemicals, Inc....................        3,074
  2,000   Fujitsu Ltd.......................................       21,118
  2,000   Hitachi Ltd.......................................       13,090
  1,000   Marui Co. Ltd.....................................       14,971
  1,000   Matsushita Electric Industrial Co. Ltd............       16,128
  4,000   Ricoh Co..........................................       42,265
  1,000   Shimano, Inc......................................       25,457
  1,000   Shin-Etsu Chemicals Co. Ltd.......................       17,357
  1,000   Toppan Printing Co................................       10,733
                                                              -----------
                                                                  174,817
                                                              -----------
          MEXICO -- 0.6%
    250   Grupo Carso SA de CV ADR..........................        2,033
    170   Grupo Vista SA GDR+...............................        6,396
                                                              -----------
                                                                    8,429
                                                              -----------
          NETHERLANDS -- 4.7%
    750   Getronics N.V.....................................       38,927
    200   Wolters Kluwer....................................       27,472
                                                              -----------
                                                                   66,399
                                                              -----------
          SPAIN -- 3.1%
  1,000   Empresa Nacional De Electricidad..................       21,878
    400   Repsol SA.........................................       21,989
                                                              -----------
                                                                   43,867
                                                              -----------
          SWEDEN -- 4.5%
  1,000   Atlas Copco AB A..................................       27,273
  1,250   Ericsson (L.M.) Telephone Co. Class B.............       36,520
                                                              -----------
                                                                   63,793
                                                              -----------
          SWITZERLAND -- 5.6%
     10   Nestle SA.........................................       21,436
     35   Novartis AG.......................................       58,337
                                                              -----------
                                                                   79,773
                                                              -----------
          Total common stocks (cost $1,225,429).............    1,237,499
                                                              -----------
 PREFERRED STOCKS -- 0.0% (COST $169)
          BRAZIL -- 0.0%
     15   Centrais Geradoras do Sol do Brasil SA ADR........          107
                                                              -----------
TOTAL INVESTMENTS (COST $1,225,598*)...............   87.3 %    1,237,606
OTHER ASSETS AND LIABILITIES (NET).................   12.7        179,401
                                                     ------   -----------
NET ASSETS.........................................  100.0 %  $ 1,417,007
                                                     ------   -----------
                                                     ------   -----------

------------
* Aggregate cost for Federal tax purposes.
+ Non-income producing security.

ABBREVIATIONS:
ADR -- American Depository Receipt.
GDR -- Global Depository Receipt.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 NATIONS FUNDS
--------------------------------------------------------------------------------

 NATIONS INTERNATIONAL GROWTH PORTFOLIO
 SCHEDULE OF INVESTMENTS -- (CONTINUED)
 JUNE 30, 1998 (UNAUDITED)

    At June 30, 1998 sector diversification was as follows (unaudited):

                               SECTOR DIVERSIFICATION

                                                     % OF NET
                                                      ASSETS        VALUE
                                                    ----------   -----------
COMMON STOCKS:
Medical Supplies and Devices......................       11.3%   $   159,913
Telecommunications Equipment......................       10.2        145,021
Cosmetics and Toiletries..........................        7.0         99,405
Computer Software.................................        4.7         66,802
Oil and Gas.......................................        4.6         65,640
Banks.............................................        4.3         61,152
Hotels............................................        3.2         44,779
Agriculture.......................................        3.2         44,577
Conglomerate......................................        3.0         42,473
Office Supplies...................................        3.0         42,265
Other.............................................       32.8        465,472
                                                        -----    -----------
TOTAL COMMON STOCKS...............................       87.3      1,237,499
PREFERRED STOCKS..................................        0.0            107
                                                        -----    -----------
TOTAL INVESTMENT..................................       87.3      1,237,606
OTHER ASSETS AND LIABILITIES (NET)................       12.7        179,401
                                                        -----    -----------
NET ASSETS........................................      100.0%   $ 1,417,007
                                                        -----    -----------
                                                        -----    -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 NATIONS FUNDS
--------------------------------------------------------------------------------

 NATIONS MARSICO FOCUSED EQUITIES PORTFOLIO
 SCHEDULE OF INVESTMENTS
 JUNE 30, 1998 (UNAUDITED)

  SHARES                                                            VALUE
 ---------                                                       -----------
 COMMON STOCKS -- 88.8%
             AEROSPACE & DEFENSE -- 3.8%
     6,521   Gulfstream Aerospace Corp.+.......................  $   303,226
                                                                 -----------
             AIRLINES -- 3.2%
     3,307   UAL Corp.+........................................      257,946
                                                                 -----------
             AUTOMOBILE & TRUCKS -- 9.9%
     8,092   Ford Motor Co.....................................      477,428
       325   Volkswagen AG.....................................      314,166
                                                                 -----------
                                                                     791,594
                                                                 -----------
             BANKS -- 5.7%
     1,506   Citicorp..........................................      224,771
     5,296   U.S. Bancorp......................................      227,727
                                                                 -----------
                                                                     452,498
                                                                 -----------
             BUILDING & CONSTRUCTION -- 0.4%
     1,670   MDC Holdings, Inc.................................       32,983
                                                                 -----------
             CHEMICALS -- 2.6%
     3,754   Monsanto Co.......................................      209,755
                                                                 -----------
             COMPUTER SOFTWARE -- 8.3%
     5,003   Microsoft Corp.+..................................      542,200
     2,550   PeopleSoft, Inc.+.................................      119,850
                                                                 -----------
                                                                     662,050
                                                                 -----------
             CONGLOMERATE -- 3.4%
     2,975   General Electric Co...............................      270,725
                                                                 -----------
             COSMETICS & TOILETRIES -- 1.4%
       200   L'Oreal...........................................      111,253
                                                                 -----------
             CRUISE LINES -- 4.2%
     8,532   Carnival Corp.....................................      338,081
                                                                 -----------
             FINANCIAL SERVICES -- 8.9%
     3,897   Associates First Capital Corp.....................      299,582
     3,179   Federal National Mortgage Association.............      193,124
     2,316   Merrill Lynch & Co., Inc..........................      213,651
                                                                 -----------
                                                                     706,357
                                                                 -----------
             FOOD & BEVERAGES -- 2.4%
     4,975   Coca-Cola Enterprises, Inc........................      195,269
                                                                 -----------
             MACHINERY & EQUIPMENT -- 2.1%
     3,200   Caterpillar, Inc..................................      169,200
                                                                 -----------
             MULTIMEDIA -- 8.1%
     8,660   Mediaone Group, Inc.+.............................      380,499
     3,119   Time Warner, Inc..................................      266,480
                                                                 -----------
                                                                     646,979
                                                                 -----------

  SHARES                                                            VALUE
 ---------                                                       -----------
             NETWORKING EQUIPMENT -- 1.7%
     1,500   Cisco Systems, Inc.+..............................  $   138,094
                                                                 -----------
             PHARMACEUTICALS & BIOTECHNOLOGY -- 11.5%
     1,900   Lilly (Eli) & Co..................................      125,519
     3,285   Pfizer, Inc.......................................      357,038
     6,291   Warner-Lambert Co.................................      436,438
                                                                 -----------
                                                                     918,995
                                                                 -----------
             RETAIL -- 6.4%
     2,858   Home Depot, Inc...................................      237,393
     4,443   Wal-Mart Stores, Inc..............................      269,912
                                                                 -----------
                                                                     507,305
                                                                 -----------
             TELECOMMUNICATIONS -- 0.0%
         1   U.S. West, Inc....................................            6
                                                                 -----------
             TELECOMMUNICATIONS EQUIPMENT -- 4.8%
     4,598   Lucent Technologies, Inc..........................      382,496
                                                                 -----------
             Total common stocks (cost $6,487,731).............    7,094,812
                                                                 -----------
 PRINCIPAL
  AMOUNT
 ---------
 FEDERAL HOME LOAN BANK (FHLB) -- 9.4% (COST $750,000)
             DISCOUNT NOTE,
 $ 750,000   5.750% due 07/01/98*(b)...........................      750,000
                                                                 -----------
  SHARES
 ---------
 INVESTMENT COMPANY -- 0.4% (COST $34,000)
    34,000   Nations Cash Reserves (a).........................       34,000
                                                                 -----------
TOTAL INVESTMENTS (COST $7,271,731*)..................   98.6 %    7,878,812
OTHER ASSETS AND LIABILITIES (NET)....................    1.4        109,244
                                                        ------   -----------
NET ASSETS............................................  100.0 %  $ 7,988,056
                                                        ------   -----------
                                                        ------   -----------

----------
  * Aggregate cost for Federal tax purposes.
  + Non-income producing security.
 (a) Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by TradeStreet Investment Associates, Inc.
 (b) Rate represents annualized yield at date of purchase.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 NATIONS FUNDS
--------------------------------------------------------------------------------

 NATIONS MANAGED SMALL CAP INDEX PORTFOLIO
 SCHEDULE OF INVESTMENTS
 JUNE 30, 1998 (UNAUDITED)

  SHARES                                                           VALUE
 --------                                                       -----------
 COMMON STOCKS -- 93.8%
            ADVERTISING -- 0.2%
      400   True North Communications.........................  $    11,700
                                                                -----------
            AEROSPACE & DEFENSE -- 1.5%
      500   AAR Corp..........................................       14,781
      400   Alliant Techsystems, Inc.+........................       25,300
      700   BE Aerospace, Inc.+...............................       20,388
      400   Orbital Sciences Corp.+...........................       14,950
      300   Scott Technologies, Inc.+.........................        4,388
                                                                -----------
                                                                     79,807
                                                                -----------
            AGRICULTURE -- 0.2%
      200   Delta & Pine Land Co..............................        8,900
                                                                -----------
            AIRLINES -- 1.8%
      400   Air Express International Corp....................       10,700
      400   American Freightways, Inc.+.......................        4,000
    1,100   Comair Holdings, Inc..............................       33,963
      400   Expeditors International of Washington, Inc.......       17,600
      300   Pittston Burlington Group.........................        4,669
    1,000   Skywest, Inc......................................       28,000
                                                                -----------
                                                                     98,932
                                                                -----------
            APPAREL & TEXTILES -- 3.3%
      300   Authentic Fitness Corp............................        4,744
      200   Brown Group, Inc..................................        3,975
      300   Cone Mills Corp.+.................................        2,588
      300   Delta Woodside Industries, Inc....................        1,500
      200   G & K Services, Inc...............................        8,725
      300   Galey & Lord, Inc.+...............................        4,463
      600   Guilford Mills, Inc...............................       12,000
      400   Hartmarx Corp.+...................................        3,025
      300   Johnston Industries, Inc..........................        1,388
      800   K-Swiss Inc., Class A.............................       15,700
      900   Mohawk Industries, Inc.+..........................       28,519
      500   Nautica Enterprises, Inc.+........................       13,406
      400   Osh Kosh B'Gosh Class A...........................       17,800
      400   Oxford Industries, Inc............................       13,975
      700   Phillips-Van Heusen Corp..........................       10,325
      400   Pillowtex Corp....................................       16,050
      200   St. John Knits, Inc...............................        7,725
      200   Timberland Co. Class A+...........................       14,388
      800   Tultex Corp.+.....................................        1,950
                                                                -----------
                                                                    182,246
                                                                -----------
            AUTOMOBILES & TRUCKS -- 0.0%
      200   Spartan Motors, Inc...............................        1,425
                                                                -----------
            AUTOMOTIVE PARTS -- 1.7%
      100   Breed Technologies, Inc...........................        1,531
      300   Discount Auto Parts, Inc.+........................        7,800
      400   Intermet Corp.....................................        7,250
      300   Myers Industries, Inc.............................        7,200
      300   O'Reilly Automotive+..............................       10,800
      500   Simpson Industries................................        6,844
      300   SPX Corp.+........................................       19,313
      200   Standard Motor Products...........................        4,450
      400   Standard Products Co..............................       11,250
      800   TBC Corp.+........................................        5,300
      400   Titan Wheel International, Inc....................        6,800

  SHARES                                                           VALUE
 --------                                                       -----------
            AUTOMOTIVE PARTS -- (CONTINUED)
      300   Wynn's International, Inc.........................  $     5,775
                                                                -----------
                                                                     94,313
                                                                -----------
            BANKS -- 5.1%
      300   CCB Financial Corp................................       31,875
      300   Centura Banks, Inc................................       18,750
      500   Commercial Federal Corp...........................       15,813
      300   Cullen Frost Bankers, Inc.........................       16,275
      420   Downey Financial Corp.............................       13,729
      585   First American Corp.+.............................       28,153
      600   FirstBank of Puerto Rico..........................       15,600
      400   First Commercial Corp.............................       27,775
      800   FirstMerit Corp...................................       23,300
      300   HUBCO, Inc........................................       10,744
      400   Magna Group, Inc..................................       22,600
    1,600   Sovereign Bancorp, Inc............................       26,150
      600   St. Paul Bancorp, Inc.............................       13,556
      200   U.S. Trust Corp...................................       15,250
                                                                -----------
                                                                    279,570
                                                                -----------
            BASIC INDUSTRIES -- 0.2%
      300   Commercial Metals Co..............................        9,300
      200   Dravo Corp.+......................................        1,850
                                                                -----------
                                                                     11,150
                                                                -----------
            BROADCASTING -- 0.1%
      200   Westwood One, Inc.+...............................        5,044
                                                                -----------
            BUILDING & CONSTRUCTION -- 3.6%
      300   Apogee Enterprises, Inc...........................        4,594
    2,000   D.R. Horton, Inc..................................       41,750
    1,000   Halter Marine Group, Inc.+........................       15,063
    1,700   Insituform Technologies, Inc. Class A+............       23,534
      700   MDC Holdings, Inc.................................       13,825
      600   Morrison Knudsen Corp.+...........................        8,438
      400   Ryland Group, Inc.................................       10,500
      300   Southern Energy Homes+............................        2,944
    1,100   Standard Pacific Corp.............................       22,688
      300   Stone & Webster, Inc..............................       11,813
    1,000   Toll Brothers, Inc.+..............................       28,688
      300   U.S. Home Corp.+..................................       12,375
                                                                -----------
                                                                    196,212
                                                                -----------
            BUILDING SUPPLIES -- 2.9%
      300   BMC West Corp.+...................................        2,625
      200   Building Material Holding Corp.+..................        2,763
      100   Butler Manufacturing Co...........................        3,406
      600   Champion Enterprises, Inc.+.......................       17,550
    1,300   Dixie Group, Inc..................................       12,350
      400   Griffon Corp.+....................................        5,125
      300   Hughes Supply, Inc................................       10,988
      300   Insteel Industries, Inc...........................        1,894
      600   JLG Industries, Inc...............................       12,113
      200   Lone Star Industries..............................       15,413
      300   Medusa Corp.......................................       18,825
      400   O'Sullivan Corp...................................        3,900
      300   Republic Group, Inc...............................        6,300
      200   Skyline Corp......................................        6,525
      400   Texas Industries, Inc.............................       21,200

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

  SHARES                                                           VALUE
 --------                                                       -----------
 COMMON STOCKS -- (CONTINUED)
            BUILDING SUPPLIES -- (CONTINUED)
      300   TJ International, Inc.............................  $     9,038
      400   Universal Forest Products.........................        6,550
                                                                -----------
                                                                    156,565
                                                                -----------
            BUSINESS SERVICES -- 2.4%
      300   Aspect Telecommunications+........................        8,213
      400   Billing Concepts Corp.+...........................        6,200
      300   BISYS Group, Inc.+................................       12,300
      200   CDI Corp.+........................................        5,350
      300   Central Parking Corp..............................       13,650
      600   DeVRY, Inc.+......................................       13,163
      300   Franklin Covey Co.+...............................        5,775
      300   Insurance Auto Auctions, Inc.+....................        4,238
      500   Interim Services+.................................       16,063
      300   National Data Corp................................       13,125
      200   New England Business Service, Inc.................        6,450
      200   NFO Worldwide, Inc.+..............................        3,563
      300   Norrell Corp......................................        5,981
      600   Offshore Logistics, Inc.+.........................       10,650
      200   Volt Information Sciences, Inc.+..................        5,425
                                                                -----------
                                                                    130,146
                                                                -----------
            CELLULAR COMMUNICATIONS -- 0.1%
      400   Allen Telecom, Inc.+..............................        4,650
                                                                -----------
            CHEMICALS -- 2.1%
      400   Cambrex Corp......................................       10,500
      100   Chemed Corp.......................................        3,406
      200   ChemFirst, Inc....................................        5,050
      200   Dionex Corp.+.....................................        5,275
      400   Geon Co...........................................        9,175
      100   Lilly Industries, Inc. Class A....................        2,163
      500   MacDermid, Inc....................................       14,125
      200   McWhorter Technologies, Inc.+.....................        5,288
      400   Mississippi Chemical Corp.........................        6,575
      300   OM Group, Inc.....................................       12,375
      100   Penford Corp......................................        3,025
      200   Quaker Chemical Corp..............................        3,788
      300   Scotts Co. (The) Class A+.........................       11,175
      300   Tredegar Industries, Inc..........................       25,463
                                                                -----------
                                                                    117,383
                                                                -----------
            COMPUTER SERVICES -- 2.1%
      500   Acxiom Corp.+.....................................       12,469
      200   Analysts International Corp.......................        5,675
      400   BancTec, Inc.+....................................        9,250
      400   Ciber, Inc.+......................................       15,200
      400   Gerber Scientific, Inc............................        9,100
      100   Henry Jack & Associates...........................        3,438
      400   Keane, Inc.+......................................       22,400
      100   Kronos, Inc.+.....................................        3,625
      700   National Computer Systems, Inc....................       16,800
      500   Primark Corp.+....................................       15,656
                                                                -----------
                                                                    113,613
                                                                -----------
            COMPUTER SOFTWARE -- 2.4%
      300   Auspex Systems, Inc.+.............................        1,631
      300   Broderbund Software, Inc. +.......................        6,844
      200   Dialogic Corp.+...................................        5,950
  SHARES                                                           VALUE
 --------                                                       -----------
            COMPUTER SOFTWARE -- (CONTINUED)
      200   Hyperion Software Corp.+..........................  $     5,700
      200   Platinum Software Corp.+..........................        4,875
      900   Platinum Technology, Inc.+........................       25,706
      800   Progress Software, Inc.+..........................       32,800
    1,400   Sterling Software, Inc.+..........................       41,388
      200   Vanstar Corp.+....................................        2,913
      300   Wall Data, Inc.+..................................        4,800
                                                                -----------
                                                                    132,607
                                                                -----------
            CONGLOMERATE -- 1.1%
      400   Justin Industries, Inc............................        6,450
      600   Sierra Pacific Resources..........................       21,788
      300   SPS Technologies, Inc.+...........................       17,550
      200   Standex International Corp........................        5,925
      400   Triarc Cos., Inc.+................................        8,775
                                                                -----------
                                                                     60,488
                                                                -----------
            CONSUMER DURABLE GOODS -- 2.2%
      200   Boole & Babbage, Inc.+............................        4,775
      700   Fedders Corp......................................        4,681
      700   Kaman Corp. Class A...............................       13,322
      300   La-Z Boy, Inc.....................................       16,950
      600   Oakwood Homes Corp................................       18,000
      700   Royal Appliance Manufacturing Co.+................        4,375
      500   Russ Berrie & Co., Inc............................       12,500
      700   Smithfield Foods, Inc.+...........................       21,350
      600   Thomas Industries, Inc............................       14,663
      400   Wolverine World Wide, Inc.........................        8,675
                                                                -----------
                                                                    119,291
                                                                -----------
            CONSUMER NON-DURABLE GOODS -- 0.9%
      200   ABM Industries, Inc...............................        5,537
      600   ADVO, Inc.+.......................................       16,912
      200   Angelica Corp.....................................        4,200
      400   Kellwood Co.......................................       14,300
      600   Stride Rite Corp..................................        9,038
                                                                -----------
                                                                     49,987
                                                                -----------
            CONSUMER SPECIALTY GOODS -- 0.1%
      700   DiMon, Inc........................................        7,875
                                                                -----------
            CONVENIENCE STORES -- 0.2%
      800   Casey's General Stores, Inc.......................       13,250
                                                                -----------
            COSMETICS & TOILETRIES -- 0.4%
      200   Nature's Sunshine Products, Inc...................        4,513
      900   NBTY, Inc.+.......................................       16,538
                                                                -----------
                                                                     21,051
                                                                -----------
            ELECTRICAL EQUIPMENT -- 1.3%
      400   Baldor Electric Co................................        9,775
      500   C-Cube Microsystems, Inc.+........................        9,281
      300   Fluke Corp........................................        9,863
      500   KEMET Corp.+......................................        6,578
      300   Kulicke & Soffa Industries, Inc.+.................        5,100
      500   Microchip Technology, Inc.+.......................       13,063
      300   Park Electrochemical Corp.........................        6,338
      300   Regal Beloit......................................        8,550
                                                                -----------
                                                                     68,548
                                                                -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 NATIONS FUNDS
--------------------------------------------------------------------------------

 NATIONS MANAGED SMALL CAP INDEX PORTFOLIO
 SCHEDULE OF INVESTMENTS -- (CONTINUED)
 JUNE 30, 1998 (UNAUDITED)

  SHARES                                                           VALUE
 --------                                                       -----------
 COMMON STOCKS -- (CONTINUED)
            ELECTRIC UTILITIES -- 1.6%
      200   Bangor HydroElectric Co.+.........................  $     1,800
      400   Central Vermont Public Service....................        5,975
      200   CILCORP, Inc......................................        9,613
      400   Commonwealth Energy System Cos....................       15,175
      200   Eastern Utilities Association.....................        5,250
      200   Green Mountain Power Corp.........................        2,863
      222   Interstate Power Co...............................        7,215
      200   Orange and Rockland Utilities, Inc................       10,738
      300   TNP Enterprises, Inc..............................        9,263
      400   United Illuminating Co............................       20,250
                                                                -----------
                                                                     88,142
                                                                -----------
            ELECTRONICS -- 4.8%
      700   Applied Magnetics Corp.+..........................        5,338
      300   Belden, Inc.......................................        9,188
      300   Bell Industries, Inc.+............................        3,413
      200   Benchmark Electronics, Inc.+......................        4,000
      300   Cable Design Technologies+........................        6,188
      500   Checkpoint Systems, Inc.+.........................        7,063
      400   Comverse Technology, Inc.+........................       20,750
      900   Digi International, Inc.+.........................       18,225
      200   Electro Scientific Industries, Inc.+..............        6,313
      300   Harmon Industries, Inc............................        7,125
      200   Innovex, Inc......................................        2,613
      300   Kent Electronics Corp.+...........................        5,494
      700   Komag, Inc.+......................................        3,741
      200   Lydall, Inc.+.....................................        2,912
      400   Methode Electronics, Inc..........................        6,200
      200   Oak Industries, Inc.+.............................        7,075
      600   Pioneer Standard Electronics......................        5,775
      800   Read-Rite Corp.+..................................        7,250
    1,200   S3, Inc.+.........................................        6,075
      600   Sanmina Corp.+....................................       26,025
      300   Smith (A.O.) Corp.................................       15,506
      600   Tech Data Corp.+..................................       25,725
      200   Technitrol, Inc...................................        7,988
      900   Telxon Corp.......................................       29,138
      100   Three Five Systems, Inc.+.........................        1,744
      400   Trimble Navigation Limited Designs+...............        6,475
      300   Unitrode Corp.+...................................        3,450
      200   Vicor Corp.+......................................        2,775
      700   VLSI Technology, Inc.+............................       11,747
                                                                -----------
                                                                    265,311
                                                                -----------
            ENVIRONMENTAL MANAGEMENT -- 0.5%
      300   Clarcor, Inc......................................        6,300
      500   Dames & Moore, Inc................................        6,438
      200   IMCO Recycling, Inc...............................        3,700
      541   International Technology Corp.+...................        5,135
      200   Ionics, Inc.+.....................................        7,375
                                                                -----------
                                                                     28,948
                                                                -----------
            FINANCIAL SERVICES -- 5.4%
      600   AMRESCO, Inc.+....................................       17,475
      400   Astoria Financial Corp............................       21,400
      300   CMAC Investment Corp..............................       18,450
      200   Dain Rauscher Corp................................       10,950
      300   Eaton Vance Corp. (non-voting)....................       13,894
      600   Enhance Financial Services Group..................       20,250
  SHARES                                                           VALUE
 --------                                                       -----------
            FINANCIAL SERVICES -- (CONTINUED)
      400   First American Financial Corp.....................  $    36,000
      200   Gallagher (Arthur J.) & Co........................        8,950
      200   JSB Financial, Inc................................       11,713
      600   Keystone Financial, Inc...........................       22,200
      600   Legg Mason, Inc...................................       34,538
      500   Provident Financial Corp..........................       22,813
      600   Raymond James Financial, Inc......................       17,963
      700   Riggs National Corp...............................       20,453
      200   SEI Investment Co.................................       12,400
      200   Whitney Holding Corp..............................       10,150
                                                                -----------
                                                                    299,599
                                                                -----------
            FOOD & BEVERAGES -- 2.6%
      500   Canandaigua Brands, Inc. Class A+.................       24,594
      900   Chiquita Brands International, Inc................       12,656
      100   Coca-Cola Co......................................        6,613
      400   DEKALB Genetics Corp. Class B.....................       37,850
      600   Earthgrains Co....................................       33,525
      200   GoodMark Foods, Inc...............................        5,925
      600   J&J Snack Foods Corp.+............................       12,525
      500   Richfood Holdings, Inc............................       10,344
                                                                -----------
                                                                    144,032
                                                                -----------
            FURNITURE & APPLIANCES -- 0.9%
      100   Bassett Furniture.................................        2,819
      500   Ethan Allen Interiors, Inc........................       24,969
      800   Interface, Inc....................................       16,150
      200   Juno Lighting, Inc................................        4,725
      100   Rival Co..........................................        1,350
                                                                -----------
                                                                     50,013
                                                                -----------
            GAS UTILITIES -- 1.8%
      300   Atmos Energy Corp.................................        9,150
      100   Cascade Natural Gas Corp..........................        1,569
      300   Central Hudson Gas & Electric.....................       13,763
      300   Connecticut Energy Corp...........................        8,344
      500   KN Energy, Inc....................................       27,094
      500   Piedmont Natural Gas Co., Inc.....................       16,813
      300   Public Service Company of North Carolina, Inc.....        6,525
      400   Southwest Gas Corp................................        9,775
      300   Valmont Industries, Inc...........................        5,991
                                                                -----------
                                                                     99,024
                                                                -----------
            HEALTH CARE -- 0.5%
      400   Coherent, Inc.+...................................        6,863
      200   Envoy Corp.+......................................        9,475
      450   Sierra Health Services, Inc.+.....................       11,334
                                                                -----------
                                                                     27,672
                                                                -----------
            HEALTH CARE MANAGEMENT -- 0.8%
      300   Magellan Health Services, Inc.+...................        7,613
      600   Paragon Health Network, Inc.+.....................        9,675
      500   Universal Health Services, Inc. Class B+..........       29,188
                                                                -----------
                                                                     46,476
                                                                -----------
            HOTELS -- 0.1%
      200   Capstar Hotel Co.+................................        5,600
                                                                -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

  SHARES                                                           VALUE
 --------                                                       -----------
 COMMON STOCKS -- (CONTINUED)
            INFORMATION SERVICES -- 0.1%
      400   Fritz Companies, Inc.+............................  $     5,350
                                                                -----------
            INSURANCE -- 4.6%
      400   ALLIED Group, Inc.................................       18,725
      500   American Bankers Insurance Group, Inc.............       30,062
      300   Capital Re Corp...................................       21,488
      100   Executive Risk, Inc...............................        7,375
      400   Fidelity National Financial, Inc..................       15,925
      400   Fremont General Corp..............................       21,675
      440   Frontier Insurance Group, Inc.....................        9,928
      200   Hilb, Rogal and Hamilton Co.......................        3,125
      200   Life Re Corp......................................       16,575
      500   Mutual Risk Management............................       18,219
      300   NAC Re Corp.......................................       16,012
      500   Orion Capital Corp................................       27,938
      800   Protective Life Corp..............................       29,350
      400   Selective Insurance Group.........................        8,963
      200   Trenwick Group, Inc...............................        7,769
                                                                -----------
                                                                    253,129
                                                                -----------
            MACHINERY & EQUIPMENT -- 1.9%
      400   Applied Industrial Technologies, Inc..............        8,275
      300   Applied Power Inc. Class A........................       10,313
      500   Astec Industries +................................       17,250
      400   Blount International Corp. Class A................       11,400
      200   Cognex Corp.+.....................................        3,700
      300   Flow International Corp.+.........................        3,487
      400   Global Industrial Technologies, Inc.+.............        5,750
      200   Kuhlman Corp......................................        7,913
      150   Lindsay Manufacturing Co..........................        4,069
      200   Manitowoc, Inc....................................        8,075
      400   Paxar Corp.+......................................        4,600
      300   Robbins & Meyers, Inc.............................        8,719
      300   Zebra Technologies Corp. Class A+.................       12,825
                                                                -----------
                                                                    106,376
                                                                -----------
            MEDICAL SERVICES -- 3.0%
      300   ADAC Laboratories Designs+........................        6,750
      400   Cerner Corp.+.....................................       11,325
      200   Express Scripts, Inc. Class A+....................       16,125
      400   Genesis Health Ventures+..........................       10,000
      500   Immune Response Corp.+............................        7,500
      800   Integrated Health Services, Inc...................       30,000
      300   Invacare Corp.....................................        7,688
      800   Lincare Holdings, Inc.+...........................       33,650
      700   Mariner Health Group, Inc.+.......................       11,638
      600   PhyCor, Inc.+.....................................        9,938
      200   Protein Design Labs, Inc.+........................        4,819
      400   Renal Care Group, Inc.+...........................       17,625
                                                                -----------
                                                                    167,058
                                                                -----------
            MEDICAL SUPPLIES & DEVICES -- 2.5%
      300   Ballard Medical Products..........................        5,400
      700   Collagen Corp.....................................       12,688
      200   Cooper Companies, Inc. (The)+.....................        7,288
      300   IDEXX Laboratories, Inc.+.........................        7,463
      200   Mentor Corp. (Minnesota)..........................        4,850
      500   Owens & Minor, Inc. (New).........................        5,000
      400   Patterson Dental Co.+.............................       14,650
      400   PSS World Medical, Inc.+..........................        5,850
  SHARES                                                           VALUE
 --------                                                       -----------
            MEDICAL SUPPLIES & DEVICES -- (CONTINUED)

      300   Respironics, Inc.+................................  $     4,669
      600   Safeskin Corp.+...................................       24,675
      300   Sola International, Inc.+.........................        9,806
      100   SpaceLabs Medical, Inc.+..........................        1,675
      400   STERIS Corp.+.....................................       25,438
      200   Sunrise Medical, Inc.+............................        3,000
      100   Vital Signs, Inc..................................        1,825
                                                                -----------
                                                                    134,277
                                                                -----------
            METAL PROCESSORS & FABRICATES -- 0.7%
      200   Amcast Industrial Corp............................        3,725
      600   Mueller Industries, Inc.+.........................       22,275
      200   Quanex Corp.......................................        6,063
      200   Wolverine Tube, Inc.+.............................        7,600
                                                                -----------
                                                                     39,663
                                                                -----------
            METALS & MINING -- 0.5%
      700   AMCOL International Corp..........................        8,444
      400   Birmingham Steel Corp.............................        4,950
      200   Castle (A.M.) & Co................................        4,400
      200   Commonwealth Industries, Inc......................        2,000
      200   Materials Sciences Corp.+.........................        2,325
      600   Steel Technologies, Inc...........................        6,150
                                                                -----------
                                                                     28,269
                                                                -----------
            NETWORKING EQUIPMENT -- 0.3%
      600   Anixter International, Inc.+......................       11,438
      400   Network Equipment Technologies, Inc.+.............        6,275
                                                                -----------
                                                                     17,713
                                                                -----------
            OFFICE SUPPLIES -- 0.1%
      200   Brady (W.H.) Co...................................        5,563
                                                                -----------
            OIL & GAS -- 3.9%
      400   Barrett Resources Corp.+..........................       15,000
      300   Benton Oil & Gas Co.+.............................        3,188
      300   Cabot Oil & Gas Corp..............................        6,000
      600   Cross Timbers Oil Co..............................       11,438
      500   Devon Energy Corp.................................       17,469
      600   Energen Corp......................................       12,075
      400   HS Resources, Inc.+...............................        5,825
      800   Input/Output, Inc.+...............................       14,250
      200   KCS Energy, Inc...................................        2,288
      500   New Field Exploration Co.+........................       12,438
      200   New Jersey Resources Corp.........................        7,138
      400   Northwest Natural Gas Co..........................       11,188
      390   Ocean Energy, Inc.+...............................        7,629
      400   Oceaneering International, Inc.+..................        7,100
      400   Plains Resources, Inc.+...........................        7,150
      200   Pogo Producing Co.................................        5,025
      700   Pride International, Inc.+........................       11,856
    1,300   Santa Fe Energy Resources, Inc.+..................       13,975
      400   Snyder Oil Corp...................................        7,975
      400   Southwestern Energy Co............................        3,675
      600   Tuboscope Vetco International Corp.+..............       11,850
      800   Vintage Petroleum, Inc............................       15,100
      300   Wiser Oil Co......................................        3,319
                                                                -----------
                                                                    212,951
                                                                -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 NATIONS FUNDS
--------------------------------------------------------------------------------

 NATIONS MANAGED SMALL CAP INDEX PORTFOLIO
 SCHEDULE OF INVESTMENTS -- (CONTINUED)
 JUNE 30, 1998 (UNAUDITED)

  SHARES                                                           VALUE
 --------                                                       -----------
 COMMON STOCKS -- (CONTINUED)
            OIL SERVICES -- 0.4%
      500   Pool Energy Services Co.+.........................  $     7,375
      300   Seitel, Inc.+.....................................        4,856
      400   Wicor, Inc........................................        9,250
                                                                -----------
                                                                     21,481
                                                                -----------
            PACKAGING & CONTAINERS -- 0.6%
      300   AptarGroup, Inc...................................       18,656
      300   Shorewood Packaging Corp.+........................        4,763
      300   Zero Corp.........................................        8,513
                                                                -----------
                                                                     31,932
                                                                -----------
            PAPER & FOREST PRODUCTS -- 0.6%
      400   Buckeye Technologies, Inc.+.......................        9,425
      300   Caraustar Industries, Inc.........................        8,663
      300   Pope & Talbot, Inc................................        3,506
      300   Schweitzer-Maudit International, Inc..............        8,700
                                                                -----------
                                                                     30,294
                                                                -----------
            PHARMACEUTICALS & BIOTECHNOLOGY -- 2.2%
      900   ALPHARMA Inc. Class A.............................       19,800
      700   Cephalon, Inc.+...................................        5,513
      600   Cor Therapeutics, Inc.+...........................        8,325
      200   Cygnus, Inc.+.....................................        2,088
      500   ICN Pharmacy Services, Inc........................       22,844
      200   Medimmune, Inc.+..................................       12,475
      500   Pharmaceutical Marketing Services+................        7,125
      600   Roberts Pharmaceutical Corp. +....................       13,800
      500   Regeneron Pharmaceuticals, Inc.+..................        4,609
    1,400   SEQUUS Pharmaceuticals, Inc.+.....................       15,925
      500   Syncor International Corp.+.......................        8,625
                                                                -----------
                                                                    121,129
                                                                -----------
            PUBLISHING -- 1.6%
      400   Bowne & Co., Inc..................................       18,000
      500   Merrill Corp......................................       11,031
      100   Plenum Publishing Corp............................        7,325
      300   Thomas Nelson Publisher...........................        4,013
      700   Valassis Communications, Inc.+....................       26,994
      600   World Color Press, Inc.+..........................       21,000
                                                                -----------
                                                                     88,363
                                                                -----------
            RECREATION & GAMING -- 1.7%
      400   Arctic Cat, Inc...................................        3,950
      400   Aztar Corp.+......................................        2,725
    1,600   Bell Sports Corp.+................................       15,350
      200   Carmike Cinemas, Inc. Class A+....................        5,388
      100   GC Companies +....................................        5,188
    1,400   Grand Casinos, Inc.+..............................       23,450
      400   Hollywood Park, Inc.+.............................        5,050
      400   Huffy Corp........................................        7,250
      200   K2, Inc...........................................        3,525
      400   Midway Games, Inc.+...............................        6,250
      400   Players International, Inc.+......................        1,988
      300   Thor Industries, Inc..............................        8,306
      400   Winnebago Industries..............................        5,100
      300   WMS Industries, Inc.+.............................        1,256
                                                                -----------
                                                                     94,776
                                                                -----------
  SHARES                                                           VALUE
 --------                                                       -----------
            RESTAURANTS -- 2.9%
      400   Applebee's International, Inc.....................  $     8,950
      300   Cheesecake Factory (The)+.........................        6,788
      600   CKE Restaurants, Inc..............................       24,750
      300   Consolidated Products, Inc.+......................        6,338
      600   Foodmaker, Inc.+..................................       10,125
      200   IHOP Corp.+.......................................        8,275
      300   Landry's Seafood Restaurants, Inc.+...............        5,428
      300   Luby's Cafeterias, Inc............................        5,269
      500   Marcus Corp.......................................        8,938
      700   Prime Hospitality Corp.+..........................       12,206
    1,000   Ruby Tuesday, Inc.................................       15,500
      900   Ryan's Family Steak Houses, Inc.+.................        9,225
      500   ShowBiz Pizza Time, Inc.+.........................       20,156
      400   Sonic Corp.+......................................        8,950
      600   TCBY Enterprises, Inc.............................        5,513
                                                                -----------
                                                                    156,411
                                                                -----------
            RETAIL -- 6.0%
    1,300   Cash America International, Inc...................       19,825
    1,200   Cato Corp. Class A................................       20,888
      398   CVS Corp..........................................       15,497
      300   Damark International, Inc. Class A+...............        2,550
      600   Dress Barn, Inc.+.................................       14,925
      400   Eagle Hardware & Garden, Inc.+....................        9,250
      500   Fabri-Centers of America, Class A+................       13,688
      500   Filene's Basement Corp.+..........................        2,727
      600   Footstar, Inc.+...................................       28,800
      300   Hancock Fabrics, Inc..............................        3,750
      400   Lillian Vernon Corp...............................        6,650
      500   Linens 'N Things Class A+.........................       15,281
      450   Men's Warehouse, Inc. (The)+......................       14,850
      800   Michaels Stores, Inc.+............................       28,225
      500   MicroAge, Inc.+...................................        7,094
      900   Pier 1 Imports, Inc...............................       21,488
      300   Regis Corp........................................        8,869
      800   Ross Stores, Inc..................................       34,400
      600   Shopko Stores, Inc.+..............................       20,400
      600   Sports Authority, Inc. (The)+.....................        8,963
      600   Stein Mart, Inc+..................................        8,100
      200   Toro Co...........................................        6,850
      600   Williams-Sonoma, Inc.+............................       19,088
                                                                -----------
                                                                    332,158
                                                                -----------
            SATELLITE SERVICES -- 0.1%
      200   California Microwave, Inc. +......................        3,500
      600   Digital Microwave Corp. +.........................        4,350
                                                                -----------
                                                                      7,850
                                                                -----------
            SEMICONDUCTORS -- 1.9%
      300   Burr Brown Corp.+.................................        6,300
      300   Dallas Semiconductor Corp.........................        9,300
      200   Etec Systems, Inc.+...............................        7,038
      200   HADCO Corp.+......................................        4,663
      200   Integrated Circuit Systems, Inc.+.................        3,325
      600   International Rectifier Corp.+....................        5,100
      200   Lattice Semiconductor Corp.+......................        5,681
      200   Marshall Industries+..............................        5,450
      400   Novellus Systems, Inc.+...........................       14,275
      300   Photronics, Inc.+.................................        6,619

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

  SHARES                                                           VALUE
 --------                                                       -----------
 COMMON STOCKS -- (CONTINUED)
            SEMICONDUCTORS -- (CONTINUED)
      400   Plexus Corp.+.....................................  $     7,950
      200   Speedfam International, Inc.+.....................        3,688
      300   Standard Microsystems Corp.+......................        2,644
      800   Vitesse Semiconductor Corp.+......................       24,700
                                                                -----------
                                                                    106,733
                                                                -----------
            SUPERMARKETS -- 0.6%
      600   Fleming Cos.......................................       10,538
      400   Nash Finch Corp...................................        6,025
      300   Whole Foods Market, Inc.+.........................       18,150
                                                                -----------
                                                                     34,713
                                                                -----------
            TELEPHONE UTILITIES -- 0.2%
      600   Tel-Save Holdings, Inc.+..........................        8,850
                                                                -----------
            TRANSPORTATION -- 0.5%
      400   Kirby Corp.+......................................       10,100
      100   Railtex, Inc.+....................................        1,325
      500   U.S. Freightways Corp.............................       16,422
                                                                -----------
                                                                     27,847
                                                                -----------
            TRUCKING & SHIPPING -- 1.5%
      700   Arkansas Best Corp.+..............................        6,563
      200   Frozen Foods Express Industries...................        1,975
      400   Heartland Express, Inc.+..........................        8,100
      200   Landstar System, Inc.+............................        6,988
      300   M.S. Carriers, Inc.+..............................        8,138
  SHARES                                                           VALUE
 --------                                                       -----------
            TRUCKING & SHIPPING -- (CONTINUED)

    1,200   Rollins Truck Leasing Corp........................  $    14,850
      200   Wabash National Corp..............................        5,150
      900   Werner Enterprises, Inc...........................       17,156
      600   Yellow Corp.+.....................................       11,138
                                                                -----------
                                                                     80,058
                                                                -----------
            WATER UTILITIES -- 0.5%
      200   Aquarion Co.......................................        6,838
      100   Consumers Water Co................................        2,763
      300   Philadelphia Suburban Corp........................        6,563
      200   Southern California Water Co......................        5,425
      400   United Water Resources, Inc.......................        7,200
                                                                -----------
                                                                     28,789
                                                                -----------
            Total common stocks (cost $5,308,037).............    5,161,303
                                                                -----------
 INVESTMENT COMPANY -- 5.9% (COST $322,000)
  322,000   Nations Cash Reserves (a).........................      322,000
                                                                -----------
TOTAL INVESTMENTS (COST $5,630,037*)..................   99.7 %    5,483,303
OTHER ASSETS AND LIABILITIES (NET)....................    0.3         17,641
                                                        ------   -----------
NET ASSETS............................................  100.0 %  $ 5,500,944
                                                        ------   -----------
                                                        ------   -----------

------------
  * Aggregate cost for Federal tax purposes.
  + Non-income producing security.
 (a) Money market mutual fund registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and sub-advised by TradeStreet Investment Associates, Inc.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 NATIONS FUNDS
--------------------------------------------------------------------------------

 NATIONS DISCIPLINED EQUITY PORTFOLIO
 SCHEDULE OF INVESTMENTS
 JUNE 30, 1998 (UNAUDITED)

 SHARES                                                          VALUE
 ------                                                       -----------
 COMMON STOCKS -- 95.7%
          AEROSPACE & DEFENSE -- 1.9%
    500   United Technologies Corp..........................  $    46,250
                                                              -----------
          AIRLINES -- 1.9%
    575   UAL Corp.+........................................       44,850
                                                              -----------
          APPAREL & TEXTILES -- 3.9%
    950   Liz Claiborne, Inc................................       49,637
    850   V.F. Corp.........................................       43,775
                                                              -----------
                                                                   93,412
                                                              -----------
          APPLIANCES -- 1.9%
    925   Maytag Corp.......................................       45,672
                                                              -----------
          AUTOMOBILE & TRUCKS -- 2.0%
    825   Ford Motor Co.....................................       48,675
                                                              -----------
          BANKS -- 3.5%
    600   Ahmanson (H.F.) & Co..............................       42,600
    550   Chase Manhattan Corp..............................       41,525
                                                              -----------
                                                                   84,125
                                                              -----------
          BUILDING & CONSTRUCTION -- 1.9%
    850   USG Corp..........................................       46,006
                                                              -----------
          CHEMICALS -- 1.7%
    400   Rohm & Haas Co....................................       41,575
                                                              -----------
          COMPUTERS -- 2.2%
    575   Dell Computer Corp.+..............................       53,367
                                                              -----------
          COMPUTER RELATED -- 2.0%
  1,100   Storage Technology Corp.+.........................       47,712
                                                              -----------
          COMPUTER SOFTWARE -- 6.7%
  1,050   Compuware Corp.+..................................       53,681
    525   Microsoft Corp.+..................................       56,897
  1,950   Symantec Corp.+...................................       50,944
                                                              -----------
                                                                  161,522
                                                              -----------
          ELECTRIC UTILITIES -- 1.9%
  1,125   DTE Energy Co.....................................       45,422
                                                              -----------
          ELECTRONICS -- 3.8%
  1,275   SCI Systems, Inc.+................................       47,972
    775   Sundstrand Corp...................................       44,369
                                                              -----------
                                                                   92,341
                                                              -----------
          FINANCIAL SERVICES -- 8.2%
      1   Associates First Capital Corp.....................           48
  1,125   GreenPoint Financial Corp.........................       42,328
    575   Morgan Stanley Dean Witter & Co...................       52,541
  1,025   Paine Webber Group, Inc...........................       43,947
  1,175   SLM Holding Corp..................................       57,575
                                                              -----------
                                                                  196,439
                                                              -----------
          FOOD & BEVERAGES -- 2.1%
    925   Dean Foods Co.....................................       50,817
                                                              -----------
          GAS UTILITIES -- 1.7%
    738   Columbia Energy Group.............................       41,023
                                                              -----------
          HOUSEWARES -- 2.0%
  1,450   Premark International, Inc........................       46,763
                                                              -----------
          INSTRUMENTS - CONTROLS -- 1.6%
  1,025   Parker Hannifin Corp..............................       39,078
                                                              -----------

 SHARES                                                          VALUE
 ------                                                       -----------

          INSURANCE -- 9.8%
    500   Allstate Corp.....................................  $    45,781
    700   Equitable Co, Inc.................................       52,412
    750   MGIC Investment Corp..............................       42,797
    875   SunAmerica Inc....................................       50,258
    725   Travelers Group, Inc..............................       43,953
                                                              -----------
                                                                  235,201
                                                              -----------
          MACHINERY & EQUIPMENT -- 3.7%
    825   Caterpillar, Inc..................................       43,622
  1,025   Ingersoll-Rand Co.................................       45,164
                                                              -----------
                                                                   88,786
                                                              -----------
          MEDICAL SUPPLIES & DEVICES -- 4.0%
    700   Guidant Corp......................................       49,919
    425   Pfizer, Inc.......................................       46,192
                                                              -----------
                                                                   96,111
                                                              -----------
          OIL & GAS -- 5.6%
    875   Ashland, Inc......................................       45,172
  1,500   BJ Services Co.+..................................       43,594
  1,150   Sun Co............................................       44,634
                                                              -----------
                                                                  133,400
                                                              -----------
          PAPER & FOREST PRODUCTS -- 1.8%
    975   Fort James Corp...................................       43,388
                                                              -----------
          PUBLISHING -- 1.8%
    775   Knight-Ridder, Inc................................       42,673
                                                              -----------
          RETAIL -- 10.9%
  1,150   Best Buy Co., Inc.+...............................       41,544
    775   Costco Co., Inc.+.................................       48,873
    850   Dayton Hudson Corp................................       41,225
  1,000   Lowe's Co.........................................       40,563
  1,200   Safeway, Inc.+....................................       48,825
  1,625   TJX Co., Inc......................................       39,203
                                                              -----------
                                                                  260,233
                                                              -----------
          STEEL -- 1.8%
  1,300   USX-U.S. Steel Group..............................       42,900
                                                              -----------
          TELECOMMUNICATIONS -- 3.4%
    725   AT&T Corp.........................................       41,416
    875   Century Telephone Enterprises, Inc................       40,141
                                                              -----------
                                                                   81,557
                                                              -----------
          TELECOMMUNICATIONS EQUIPMENT -- 2.0%
    575   Lucent Technologies...............................       47,833
                                                              -----------
          Total common stocks (cost $2,267,031).............    2,297,131
                                                              -----------
          INVESTMENT COMPANY -- 2.3% (COST $56,000)
 56,000   Nations Cash Reserves (a).........................       56,000
                                                              -----------
TOTAL INVESTMENTS (COST $2,323,031*)...............   98.0 %    2,353,131
OTHER ASSETS AND LIABILITIES (NET).................    2.0         48,919
                                                     ------   -----------
NET ASSETS.........................................  100.0 %  $ 2,402,050
                                                     ------   -----------
                                                     ------   -----------

------------
  * Aggregate cost for Federal tax purposes.
  + Non-income producing security.
 (a) Money market mutual fund registered under the 1940 Act and sub-advised by TradeStreet Investment Associates, Inc.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 NATIONS FUNDS
--------------------------------------------------------------------------------

 NATIONS MARSICO GROWTH & INCOME PORTFOLIO
 SCHEDULE OF INVESTMENTS
 JUNE 30, 1998 (UNAUDITED)

 SHARES                                                          VALUE
 ------                                                       -----------
 COMMON STOCKS -- 90.3%
          AEROSPACE & DEFENSE -- 6.1%
  1,625   AlliedSignal Corp.................................  $    72,109
  5,485   Gulfstream Aerospace Corp.+.......................      255,053
    500   Lockhead Martin Corp..............................       52,938
                                                              -----------
                                                                  380,100
                                                              -----------
          AIRLINES -- 5.2%
    962   AMR Corp.+........................................       80,086
  3,074   UAL Corp.+........................................      239,772
                                                              -----------
                                                                  319,858
                                                              -----------
          APPAREL -- 0.5%
  1,000   Polo Ralph Lauren Corp.+..........................       28,000
                                                              -----------
          AUTOMOBILES -- 5.6%
  4,200   Ford Motor Co.....................................      247,800
    100   Volkswagen AG.....................................       96,667
                                                              -----------
                                                                  344,467
                                                              -----------
          BANKS -- 5.0%
  1,254   Citicorp..........................................      187,159
    500   Star Banc Corp....................................       31,938
    250   Wells Fargo & Co..................................       92,250
                                                              -----------
                                                                  311,347
                                                              -----------
          BUILDING & CONSTRUCTION -- 2.6%
  8,056   MDC Holdings, Inc.................................      159,106
                                                              -----------
          CHEMICALS -- 3.0%
  2,583   Cytec Industries, Inc.+...........................      114,298
  1,324   Monsanto Co.......................................       73,979
                                                              -----------
                                                                  188,277
                                                              -----------
          COMPUTER SOFTWARE -- 5.5%
  2,158   Microsoft Corp.+..................................      233,873
  2,225   Peoplesoft, Inc.+.................................      104,575
                                                              -----------
                                                                  338,448
                                                              -----------
          CONGLOMERATE -- 5.2%
  1,550   General Electric Co...............................      141,050
  1,069   Ralston-Ralston Purina Group......................      124,872
    792   Textron, Inc......................................       56,777
                                                              -----------
                                                                  322,699
                                                              -----------
          CRUISE LINES -- 2.9%
  4,611   Carnival Corp.....................................      182,711
                                                              -----------
          FINANCIAL SERVICES -- 8.4%
  3,134   Associates First Capital Corp.....................      240,926
  1,419   Federal National Mortgage Association.............       86,204
  2,136   Merrill Lynch & Co., Inc..........................      197,046
                                                              -----------
                                                                  524,176
                                                              -----------
          FOOD & BEVERAGES -- 2.7%
  4,225   Coca-Cola Enterprises, Inc........................      165,831
                                                              -----------
          HOTELS & RESORTS -- 0.9%
  1,600   Four Seasons Hotels, Inc..........................       56,400
                                                              -----------

 SHARES                                                          VALUE
 ------                                                       -----------

          MACHINERY & EQUIPMENT -- 1.2%
  1,400   Caterpillar, Inc..................................  $    74,025
                                                              -----------
          MULTIMEDIA -- 8.6%
  6,917   Mediaone Group, Inc.+.............................      303,916
  2,724   Time Warner, Inc..................................      232,732
                                                              -----------
                                                                  536,648
                                                              -----------
          NETWORKING EQUIPMENT -- 1.9%
  1,300   Cisco Systems, Inc.+..............................      119,681
                                                              -----------
          PHARMACEUTICALS & BIOTECHNOLOGY -- 9.1%
  1,650   Lilly (Eli) & Co..................................      109,003
  1,065   Pfizer Inc........................................      115,752
    579   Schering-Plough Corp..............................       53,051
  4,162   Warner-Lambert Co.................................      288,739
                                                              -----------
                                                                  566,545
                                                              -----------
          RENTAL EQUIPMENT -- 3.1%
  4,360   Hertz Corp. Class A...............................      193,203
                                                              -----------
          RETAIL -- 8.4%
  2,728   Gap, Inc..........................................      168,113
  2,112   Home Depot, Inc...................................      175,428
  2,906   Wal-Mart Stores, Inc..............................      176,539
                                                              -----------
                                                                  520,080
                                                              -----------
          TELECOMMUNICATIONS -- 0.0%
      1   U.S. West, Inc....................................           21
                                                              -----------
          TELECOMMUNICATIONS EQUIPMENT -- 4.4%
  3,251   Lucent Technologies...............................      270,442
                                                              -----------
          Total common stocks (cost $5,154,775).............    5,602,065
                                                              -----------

 PRINCIPAL
 AMOUNT
 ------
 FEDERAL HOME LOAN BANK (FHLB) -- 9.7% (COST $600,000)
          Discount Note
 $600,000 5.750% 07/01/98(b)................................      600,000
                                                              -----------

 SHARES
 ------
 INVESTMENT COMPANY -- 0.0% (COST $4,000)
  4,000   Nations Cash Reserves (a).........................        4,000
                                                              -----------
TOTAL INVESTMENTS (COST $5,758,775*)...............  100.0%     6,206,065
OTHER ASSETS AND LIABILITIES (NET).................    0.0            (35)
                                                     ------   -----------
NET ASSETS.........................................  100.0%   $ 6,206,030
                                                     ------   -----------
                                                     ------   -----------

------------
  * Aggregate cost for Federal tax purposes.
  + Non-income producing security.
 (a) Money market mutual fund registered under the 1940 Act and sub-advised by TradeStreet Investment Associates, Inc.
 (b) Rate represents annualized yield at date of purchase.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 NATIONS FUNDS
--------------------------------------------------------------------------------

 NATIONS MANAGED INDEX PORTFOLIO
 SCHEDULE OF INVESTMENTS
 JUNE 30, 1998 (UNAUDITED)

  SHARES                                                           VALUE
 --------                                                       -----------
 COMMON STOCKS -- 91.2%
            ADVERTISING -- 0.1%
      100   Omnicom Group, Inc................................  $     4,988
                                                                -----------
            AEROSPACE & DEFENSE -- 1.7%
      200   Allied Signal Corp................................        8,875
      600   Boeing Co.........................................       26,737
      200   General Dynamics Corp.............................        9,300
      200   Lockheed Martin Corp..............................       21,175
      100   Northrop Grumman Corp.............................       10,313
      300   Raytheon Co. Class B..............................       17,738
      100   TRW, Inc..........................................        5,462
      100   United Technologies Corp..........................        9,250
                                                                -----------
                                                                    108,850
                                                                -----------
            AIRLINES -- 0.9%
      200   AMR Corp.+........................................       16,650
      100   Delta Air Lines, Inc..............................       12,925
      400   Southwest Airlines Co.............................       11,850
      200   US Airways Group, Inc.+...........................       15,850
                                                                -----------
                                                                     57,275
                                                                -----------
            APPAREL & TEXTILES -- 0.5%
      400   Fruit of The Loom, Inc. Class A+..................       13,300
      100   Liz Claiborne, Inc................................        5,225
      100   Springs Industries, Inc...........................        4,612
      200   V.F. Corp.........................................       10,300
                                                                -----------
                                                                     33,437
                                                                -----------
            AUTOMOBILE & TRUCKS -- 2.3%
      600   Chrysler Corp.....................................       33,825
    1,000   Ford Motor Co.....................................       59,000
      600   General Motors Corp...............................       40,087
      200   ITT Industries....................................        7,475
      200   PACCAR, Inc.......................................       10,450
                                                                -----------
                                                                    150,837
                                                                -----------
            AUTOMOTIVE PARTS -- 0.6%
      100   Autozone, Inc.+...................................        3,194
      200   Cooper Tire & Rubber..............................        4,125
      200   Dana Corp.........................................       10,700
      100   Eaton Corp........................................        7,775
      100   Goodyear Tire & Rubber Co.........................        6,444
      300   Navistar International Corp.+.....................        8,662
                                                                -----------
                                                                     40,900
                                                                -----------
            BANKS -- 7.9%
      200   Ahmanson (H.F.) & Co..............................       14,200
      400   Banc One Corp.....................................       22,325
      200   Bank of New York, Inc.............................       12,137
      500   BankAmerica Corp..................................       43,219
      200   BankBoston Corp...................................       11,125
      100   Bankers Trust N.Y. Corp...........................       11,606
      100   BB&T Corp.........................................        6,762
      700   Chase Manhattan Corp..............................       52,850
      300   Citicorp..........................................       44,775
      200   Comerica, Inc.....................................       13,250
      200   Fifth Third Bancorp...............................       12,600
      200   First Chicago Corp. NBD...........................       17,725
      700   First Union Corp..................................       40,775
      200   Fleet Financial Group, Inc........................       16,700
      100   Golden West Financial Corp........................       10,631

  SHARES                                                           VALUE
 --------                                                       -----------
            BANKS -- (CONTINUED)
      200   Huntington Bancshares, Inc........................  $     6,700
      300   KeyCorp...........................................       10,688
      200   Mellon Bank Corp..................................       13,925
      100   Morgan (J.P.) & Co., Inc..........................       11,713
      200   National City Corp................................       14,200
      100   NationsBank Corp..................................        7,650
      100   Northern Trust Corp...............................        7,625
      500   Norwest Corp......................................       18,688
      200   PNC Bank Corp.....................................       10,763
      200   Republic New York Corp............................       12,588
      100   State Street Corp.................................        6,950
      100   Summit Bancorp....................................        4,750
      100   SunTrust Banks, Inc...............................        8,131
      300   U.S. Bancorp......................................       12,900
      100   Wachovia Corp.....................................        8,450
       60   Wells Fargo & Co..................................       22,140
                                                                -----------
                                                                    508,541
                                                                -----------
            BROADCASTING -- 0.2%
      400   CBS Corp..........................................       12,700
                                                                -----------
            BUILDING & CONSTRUCTION -- 0.6%
      300   Centex Corp.......................................       11,325
      300   Kaufman & Broad Home Corp.........................        9,525
      100   Masco Corp........................................        6,050
      400   Pulte Corp........................................       11,950
                                                                -----------
                                                                     38,850
                                                                -----------
            BUSINESS SERVICES -- 0.6%
      400   Cendant Corp.+....................................        8,350
      100   Cognizant Corp....................................        6,312
      100   Deluxe Corp.......................................        3,581
      200   First Data Corp...................................        6,662
      100   Interpublic Group of Cos. Inc.....................        6,069
      200   Service Corp. International.......................        8,575
                                                                -----------
                                                                     39,549
                                                                -----------
            CABLE TELEVISION -- 0.5%
      200   Comcast Corp. Class A.............................        8,119
      200   HBO & Co..........................................        7,050
      400   MediaOne Group, Inc.+.............................       17,575
                                                                -----------
                                                                     32,744
                                                                -----------
            CHEMICALS -- 2.1%
      200   Air Products & Chemicals, Inc.....................        8,000
      100   Avery Dennison Corp...............................        5,375
      100   Dow Chemical Co...................................        9,669
      700   Du Pont (E.I.) de Nemours & Co....................       52,237
      100   Eastman Chemical Co.+.............................        6,225
      100   Goodrich (B.F.) Co................................        4,963
      300   Grace (W.R.) & Co.+...............................        5,119
      100   Mallinckrodt, Inc.................................        2,969
      300   Monsanto Co.......................................       16,763
      100   Morton International, Inc.........................        2,500
      100   PPG Industries, Inc...............................        6,956
      100   Praxair, Inc......................................        4,681
      100   Sigma-Aldrich Corp................................        3,513
      100   Union Carbide Corp................................        5,338
                                                                -----------
                                                                    134,308
                                                                -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

  SHARES                                                           VALUE
 --------                                                       -----------
 COMMON STOCKS -- (CONTINUED)
            COMPUTERS -- 3.0%
      100   Apple Computer, Inc.+.............................  $     2,869
    1,283   Compaq Computer Corp..............................       36,405
      400   Dell Computer Corp................................       37,125
      700   Hewlett-Packard Co................................       41,912
      600   International Business Machines Corp..............       68,888
      300   Unisys Corp.+.....................................        8,475
                                                                -----------
                                                                    195,674
                                                                -----------
            COMPUTER SERVICES -- 0.5%
      100   Automatic Data Processing, Inc....................        7,287
      100   Bay Networks, Inc.+...............................        3,225
      300   Computer Associates International, Inc............       16,669
      100   Computer Sciences Corp.+..........................        6,400
                                                                -----------
                                                                     33,581
                                                                -----------
            COMPUTER SOFTWARE -- 2.9%
    1,500   Microsoft Corp.+..................................      162,563
      200   Novell, Inc.+.....................................        2,550
      600   Oracle Systems Corp.+.............................       14,738
      200   Sun Microsystems, Inc.+...........................        8,687
                                                                -----------
                                                                    188,538
                                                                -----------
            CONGLOMERATE -- 4.7%
    2,000   General Electric Co...............................      182,000
    1,000   Procter & Gamble Co...............................       91,062
      100   Textron, Inc......................................        7,169
      300   Tyco International, Ltd...........................       18,900
                                                                -----------
                                                                    299,131
                                                                -----------
            CONSUMER SPECIALTY GOODS -- 1.4%
      200   Aeroquip-Vickers, Inc.............................       11,675
      100   Fortune Brands, Inc...............................        3,844
      100   Loews Corp........................................        8,712
    1,500   Philip Morris Cos., Inc...........................       59,062
      100   Sherwin-Williams Co...............................        3,312
      100   Tenneco, Inc......................................        3,806
                                                                -----------
                                                                     90,411
                                                                -----------
            COSMETICS & TOILETRIES -- 0.7%
      800   Gillette Co.......................................       45,350
                                                                -----------
            DRILLING -- 0.1%
      100   Burlington Resources, Inc.........................        4,306
      200   Helmerich & Payne, Inc............................        4,600
                                                                -----------
                                                                      8,906
                                                                -----------
            ELECTRIC UTILITIES -- 2.8%
      100   Ameren Corp.......................................        3,975
      100   American Electric Power, Inc......................        4,537
      100   Apache Corp.......................................        3,150
      200   Baltimore Gas & Electric Co.......................        6,212
      100   Carolina Power & Light Co.........................        4,337
      300   Central & South West Corp.........................        8,062
      100   CINergy Corp......................................        3,500
      300   Consolidated Edison Co. New York, Inc.............       13,819
      100   Dominion Resources, Inc...........................        4,075
      300   DTE Energy Co.....................................       12,112
      200   Duke Energy Corp..................................       11,850
      100   Eastern Enterprises...............................        4,287
      300   Edison International..............................        8,869
  SHARES                                                           VALUE
 --------                                                       -----------
            ELECTRIC UTILITIES -- (CONTINUED)

      200   Entergy Corp......................................  $     5,750
      300   FirstEnergy Corp..................................        9,225
      100   FPL Group, Inc....................................        6,300
      100   GPU, Inc..........................................        3,781
      300   Houston Industries, Inc...........................        9,263
      300   Niagara Mohawk Power Corp.+.......................        4,481
      200   PacifiCorp........................................        4,525
      200   PECO Energy Co....................................        5,863
      300   PG&E Corp.........................................        9,469
      200   PP&L Resources, Inc...............................        4,538
      100   Public Service Enterprise Group...................        3,444
      500   Southern Co.......................................       13,844
      100   Texas Utilities Co................................        4,163
      200   Unicom Corp.......................................        7,013
                                                                -----------
                                                                    180,444
                                                                -----------
            ELECTRICAL EQUIPMENT -- 1.0%
      600   Cisco Systems, Inc.+..............................       55,237
      100   Raychem Corp......................................        2,956
      100   Thomas & Betts Corp...............................        4,925
                                                                -----------
                                                                     63,118
                                                                -----------
            ELECTRONICS -- 1.2%
      100   AMP, Inc..........................................        3,437
      200   Applied Materials, Inc.+..........................        5,900
      300   EMC Corp.+........................................       13,444
      200   Emerson Electric Co...............................       12,062
      100   Honeywell, Inc....................................        8,356
      400   Motorola, Inc.....................................       21,025
      100   Rockwell International Corp.......................        4,806
      200   Seagate Technology, Inc.+.........................        4,763
      100   Tektronix, Inc....................................        3,537
                                                                -----------
                                                                     77,330
                                                                -----------
            ENTERTAINMENT -- 0.9%
      400   Disney (Walt) Co..................................       42,025
      200   King World Productions, Inc.+.....................        5,100
      200   Viacom, Inc. Class B+.............................       11,650
                                                                -----------
                                                                     58,775
                                                                -----------
            ENVIRONMENTAL MANAGEMENT -- 0.3%
      300   Browning-Ferris Industries, Inc...................       10,425
      100   Johnson Controls, Inc.............................        5,706
      300   Laidlaw, Inc. Class B+............................        3,656
      100   LSI Logic Corp.+..................................        2,306
                                                                -----------
                                                                     22,093
                                                                -----------
            FINANCIAL SERVICES -- 4.4%
      300   American Express Co...............................       34,200
      200   American General Corp.............................       14,237
      209   Associates First Capital Corp.....................       16,067
      200   Countrywide Credit Industries, Inc................       10,150
      400   Federal Home Loan Mortgage Corp...................       18,825
      600   Federal National Mortgage Association.............       36,450
      100   Green Tree Financial Corp.........................        4,281
      100   Hartford Financial Services Group, Inc............       11,437
      200   Household International, Inc......................        9,950
      200   Lehman Brothers Holdings, Inc.....................       15,513

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 NATIONS FUNDS
--------------------------------------------------------------------------------

 NATIONS MANAGED INDEX PORTFOLIO
 SCHEDULE OF INVESTMENTS -- (CONTINUED)
 JUNE 30, 1998 (UNAUDITED)

  SHARES                                                           VALUE
 --------                                                       -----------
 COMMON STOCKS -- (CONTINUED)
            FINANCIAL SERVICES -- (CONTINUED)
      150   Marsh & McLennan Companies, Inc...................  $     9,066
      300   MBNA Corp.........................................        9,900
      200   Merrill Lynch & Co., Inc..........................       18,450
      500   Morgan Stanley Dean Witter & Co...................       45,688
      100   Providian Corp....................................        7,856
      200   Schwab (Charles) Corp.............................        6,500
      300   Washington Mutual, Inc............................       13,031
                                                                -----------
                                                                    281,601
                                                                -----------
            FOOD & BEVERAGES -- 4.6%
      300   Anheuser-Busch Cos., Inc..........................       14,156
      300   Archer-Daniels-Midland Co.........................        5,813
      300   Campbell Soup Co..................................       15,937
    1,500   Coca-Cola Co......................................      128,250
      300   ConAgra, Inc......................................        9,506
      100   Coors (Adolph) Co. Class B........................        3,400
      300   Heinz (H.J.) Co...................................       16,837
      300   Kellogg Co........................................       11,269
      900   PepsiCo, Inc......................................       37,069
      100   Quaker Oats Co....................................        5,495
      300   Sara Lee Corp.....................................       16,781
      400   Unilever N.V. ADR.................................       31,575
                                                                -----------
                                                                    296,088
                                                                -----------
            FURNITURE & APPLIANCES -- 0.3%
      200   Maytag Corp.......................................        9,875
      100   Newell Co.........................................        4,981
      100   Whirlpool Corp....................................        6,875
                                                                -----------
                                                                     21,731
                                                                -----------
            GAS UTILITIES -- 0.4%
      100   Consolidated Natural Gas Co.......................        5,887
      100   NICOR, Inc........................................        4,013
      150   Sempra Energy+....................................        4,173
      100   Sonat, Inc........................................        3,862
      200   Williams Cos., Inc................................        6,750
                                                                -----------
                                                                     24,685
                                                                -----------
            HEALTH CARE -- 0.4%
      500   Columbia/HCA Healthcare Corp......................       14,562
      100   Humana, Inc.+.....................................        3,119
      100   United Healthcare Corp............................        6,350
                                                                -----------
                                                                     24,031
                                                                -----------
            HOTELS -- 0.2%
      100   Hilton Hotels Corp................................        2,850
      100   Marriot International, Inc. Class A...............        3,237
      100   Mirage Resorts, Inc.+.............................        2,131
      100   Starwood Hotels & Resorts.........................        4,831
                                                                -----------
                                                                     13,049
                                                                -----------
            INSURANCE -- 4.3%
      100   Aetna, Inc........................................        7,612
      400   Allstate Corp.....................................       36,625
      400   American International Group, Inc.................       58,400
      100   Aon Corp..........................................        7,025
      100   Chubb Corp........................................        8,012
      200   CIGNA Corp........................................       13,800
      200   Conseco, Inc......................................        9,350
  SHARES                                                           VALUE
 --------                                                       -----------
            INSURANCE -- (CONTINUED)
       50   General Re Corp...................................  $    12,812
      200   Lincoln National Corp. Ltd........................       18,275
      200   MBIA, Inc.........................................       14,975
      100   MGIC Investment Corp..............................        5,706
      100   SAFECO Corp.......................................        4,544
      300   St. Paul Companies, Inc...........................       12,619
      200   SunAmerica, Inc...................................       11,488
      100   Torchmark Corp....................................        4,575
      700   Travelers Group, Inc..............................       42,438
      100   UNUM Corp.........................................        5,550
                                                                -----------
                                                                    273,806
                                                                -----------
            MACHINERY & EQUIPMENT -- 2.1%
      200   Ball Corp.........................................        8,037
      100   Black & Decker Corp...............................        6,100
      100   Case Corp.........................................        4,825
      400   Caterpillar, Inc..................................       21,150
      200   Cincinnati Milacron, Inc..........................        4,875
      100   Cooper Industries, Inc............................        5,494
      100   Cummins Engine, Inc...............................        5,125
      200   Deere & Co........................................       10,575
      100   Dover Corp........................................        3,425
      200   Illinois Tool Works, Inc..........................       13,338
      200   Ingersoll-Rand Co.................................        8,813
      200   McDermott International, Inc......................        6,888
      100   NACCO Industries, Inc. Class A....................       12,925
      200   Parker-Hannifin Corp..............................        7,625
      100   Stanley Works.....................................        4,156
      100   Thermo Electron Corp.+............................        3,419
      300   Timken Co.........................................        9,244
                                                                -----------
                                                                    136,014
                                                                -----------
            MEDIA -- 0.4%
      300   Time Warner, Inc..................................       25,631
                                                                -----------
            MEDICAL SERVICES -- 0.2%
      300   HEALTHSOUTH Corp.+................................        8,006
      200   Tenet Healthcare Corp.+...........................        6,250
                                                                -----------
                                                                     14,256
                                                                -----------
            MEDICAL SUPPLIES & DEVICES -- 0.7%
      100   Allergan, Inc.....................................        4,637
      100   Bausch & Lomb, Inc................................        5,013
      300   Baxter International, Inc.........................       16,144
      100   Becton, Dickinson & Co............................        7,763
      100   Biomet, Inc.......................................        3,306
      100   Guidant Corp......................................        7,131
                                                                -----------
                                                                     43,994
                                                                -----------
            METALS & MINING -- 0.2%
      200   Alcan Aluminum Ltd................................        5,525
      100   Aluminum Co. of America...........................        6,594
      200   Barrick Gold Corp.................................        3,837
                                                                -----------
                                                                     15,956
                                                                -----------
            OFFICE EQUIPMENT -- 0.5%
      200   Pitney Bowes, Inc.................................        9,625
      200   Xerox Corp........................................       20,325
                                                                -----------
                                                                     29,950
                                                                -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

  SHARES                                                           VALUE
 --------                                                       -----------
 COMMON STOCKS -- (CONTINUED)
            OIL & GAS -- 6.0%
      100   Amerada Hess Corp.................................  $     5,431
      600   Amoco Corp........................................       24,975
      200   Ashland Oil, Inc..................................       10,325
      200   Atlantic Richfield Co.............................       15,625
      400   Chevron Corp......................................       33,225
      100   Coastal Corp......................................        6,981
    1,700   Exxon Corp........................................      121,231
      500   Mobil Corp........................................       38,313
      200   Occidental Petroleum Corp.........................        5,400
      100   Oryx Energy Co.+..................................        2,213
      100   Pennzoil Co.......................................        5,063
      200   Phillips Petroleum Co.............................        9,638
    1,200   Royal Dutch Petroleum Co. ADR.....................       65,775
      200   Sun Co., Inc......................................        7,763
      300   Texaco, Inc.......................................       17,906
      200   Union Pacific Resources Group, Inc................        3,513
      200   Unocal Corp.......................................        7,150
      200   USX-Marathon Group................................        6,863
                                                                -----------
                                                                    387,390
                                                                -----------
            OIL SERVICES -- 0.9%
      100   Baker Hughes, Inc.................................        3,456
      100   Dresser Industries, Inc...........................        4,406
      200   Enron Corp........................................       10,812
      200   Halliburton Co....................................        8,912
      100   Rowan Companies, Inc.+............................        1,944
      300   Schlumberger Ltd..................................       20,494
      100   Western Atlas, Inc.+..............................        8,488
                                                                -----------
                                                                     58,512
                                                                -----------
            PACKAGING & CONTAINERS -- 0.1%
      100   Owens-Illinois, Inc.+.............................        4,513
                                                                -----------
            PAPER & FOREST PRODUCTS -- 0.6%
      100   Champion International Corp.......................        4,919
      200   Fort James Corp...................................        8,900
      100   Georgia-Pacific Corp..............................        5,894
      200   International Paper Co............................        8,600
      100   Mead Corp.........................................        3,175
      100   Westvaco Corp.....................................        2,825
      100   Weyerhaeuser Co...................................        4,619
                                                                -----------
                                                                     38,932
                                                                -----------
            PHARMACEUTICALS & BIOTECHNOLOGY -- 8.8%
    1,200   Abbott Laboratories...............................       49,050
      800   American Home Products Corp.......................       41,400
      200   Amgen, Inc.+......................................       13,075
      600   Bristol-Myers Squibb Co...........................       68,962
    1,000   Johnson & Johnson.................................       73,750
      700   Lilly (Eli) & Co..................................       46,244
      800   Merck & Co., Inc..................................      107,000
      800   Pfizer, Inc.......................................       86,950
      400   Schering-Plough Corp..............................       36,650
      600   Warner-Lambert Co.................................       41,625
                                                                -----------
                                                                    564,706
                                                                -----------
            PHOTO EQUIPMENT & SUPPLIES -- 0.1%
      100   Eastman Kodak Co..................................        7,306
                                                                -----------
  SHARES                                                           VALUE
 --------                                                       -----------

            PRINTING & PUBLISHING -- 1.2%
      100   American Greetings Corp. Class A..................  $     5,094
      100   Donnelley (RR) & Sons.............................        4,575
      100   Dow Jones & Co., Inc..............................        5,575
      100   Dun & Bradstreet Corp.............................        3,612
      200   Gannett Co., Inc..................................       14,212
      100   Ikon Office Solutions, Inc........................        1,456
      200   Knight-Ridder, Inc................................       11,013
      100   McGraw-Hill Cos., Inc.............................        8,156
      100   New York Times Co. Class A........................        7,925
      100   Times Mirror Co. Class A..........................        6,288
      100   Tribune Co........................................        6,881
                                                                -----------
                                                                     74,787
                                                                -----------
            RAILROADS -- 0.5%
      100   Burlington Northern Santa Fe, Inc.................        9,819
      100   CSX Corp..........................................        4,550
      200   Norfolk Southern Corp.............................        5,963
      200   Union Pacific Corp................................        8,825
                                                                -----------
                                                                     29,157
                                                                -----------
            RECREATION -- 0.3%
      200   Brunswick Corp....................................        4,937
      300   Fleetwood Enterprises, Inc........................       12,000
                                                                -----------
                                                                     16,937
                                                                -----------
            RESTAURANTS & LODGING -- 0.7%
      900   Darden Restaurants, Inc...........................       14,287
      400   McDonald's Corp...................................       27,600
      100   Wendy's International, Inc........................        2,350
                                                                -----------
                                                                     44,237
                                                                -----------
            RETAIL -- 5.1%
      200   CVS Corp..........................................        7,787
      200   Costco Companies, Inc.+...........................       12,612
      400   Dayton Hudson Corp................................       19,400
      200   Dillard Department Stores, Inc. Class A...........        8,287
      200   Federated Department Stores, Inc.+................       10,762
      300   Gap, Inc..........................................       18,487
      500   Home Depot, Inc...................................       41,531
      600   Kmart Stores Corp.+...............................       11,475
      300   Limited, Inc......................................        9,938
      100   Longs Drug Stores Corp............................        2,888
      200   Lowe's Companies, Inc.............................        8,113
      200   May Department Stores Co..........................       13,100
      100   Mercantile Stores, Inc............................        7,894
      100   Penney (J.C.) Co., Inc............................        7,231
      200   Rite Aid Corp.....................................        7,513
      200   Sears, Roebuck & Co...............................       12,213
      100   Tandy Corp........................................        5,306
      400   TJX Companies, Inc................................        9,650
      200   Toys R Us, Inc.+..................................        4,713
      200   Venator Group, Inc.+..............................        3,825
      300   Walgreen Co.......................................       12,394
    1,500   Wal-Mart Stores, Inc..............................       91,125
                                                                -----------
                                                                    326,244
                                                                -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 NATIONS FUNDS
--------------------------------------------------------------------------------

 NATIONS MANAGED INDEX PORTFOLIO
 SCHEDULE OF INVESTMENTS -- (CONTINUED)
 JUNE 30, 1998 (UNAUDITED)

  SHARES                                                           VALUE
 --------                                                       -----------
 COMMON STOCKS -- (CONTINUED)
            SEMICONDUCTORS -- 1.4%
      100   Advanced Micro Devices, Inc.+.....................  $     1,706
      200   National Semiconductor Corp.+.....................        2,637
    1,000   Intel Corp........................................       74,125
      100   Micron Technology, Inc.+..........................        2,481
      200   Texas Instruments, Inc............................       11,663
                                                                -----------
                                                                     92,612
                                                                -----------
            STEEL -- 0.5%
      100   Allegheny Teledyne, Inc...........................        2,281
      400   Armco, Inc.+......................................        2,550
      600   Bethlehem Steel Corp.+............................        7,462
      200   Inland Steel Industries, Inc......................        5,638
      100   Nucor Corp........................................        4,600
      200   USX-U.S. Steel Group..............................        6,600
                                                                -----------
                                                                     29,131
                                                                -----------
            SUPERMARKETS -- 0.4%
      100   Albertson's, Inc..................................        5,175
      100   American Stores Co................................        2,419
      100   Great Atlantic & Pacific Tea, Inc.................        3,306
      200   Kroger Co.+.......................................        8,575
      200   SuperValu, Inc....................................        8,875
                                                                -----------
                                                                     28,350
                                                                -----------
            TELECOMMUNICATIONS -- 6.3%
      300   AirTouch Communications, Inc.+....................       17,531
      200   ALLTEL Corp.......................................        9,300
      700   Ameritech Corp....................................       31,412
    1,200   AT&T Corp.........................................       68,550
    1,000   Bell Atlantic Corp................................       45,625
      700   BellSouth Corp....................................       46,988
      600   GTE Corp..........................................       33,375
      400   MCI Communications Corp...........................       23,250
    1,200   SBC Communications, Inc...........................       48,000
      300   Sprint Corp.......................................       21,150
      500   Tele Communication Class A+.......................       19,219
      310   U.S. West, Inc....................................       14,570
      600   WorldCom, Inc.+...................................       29,063
                                                                -----------
                                                                    408,033
                                                                -----------
  SHARES                                                           VALUE
 --------                                                       -----------

            TELECOMMUNICATIONS EQUIPMENT -- 1.5%
      900   Lucent Technologies...............................  $    74,869
      300   Northern Telecommunications Ltd...................       17,025
      100   Tellabs, Inc.+....................................        7,163
                                                                -----------
                                                                     99,057
                                                                -----------
            TOYS -- 0.2%
      100   Hasbro, Inc.......................................        3,931
      200   Mattel, Inc.......................................        8,463
                                                                -----------
                                                                     12,394
                                                                -----------
            TRUCKING & SHIPPING -- 0.3%
      200   FDX Corp.+........................................       12,550
      200   Ryder Systems, Inc................................        6,313
                                                                -----------
                                                                     18,863
                                                                -----------
            WASTE DISPOSAL -- 0.1%
      300   Laidlaw Environmental Services....................        1,088
      100   Waste Management, Inc.............................        3,500
                                                                -----------
                                                                      4,588
                                                                -----------
            Total common stocks (cost $5,709,738).............    5,872,871
                                                                -----------
 INVESTMENT COMPANY -- 8.5% (COST $543,000)
  543,000   Nations Cash Reserves (a).........................      543,000
                                                                -----------
TOTAL INVESTMENTS (COST $6,252,738*).................   99.7 %    6,415,871
OTHER ASSETS AND LIABILITIES (NET)...................    0.3         21,439
                                                       ------   -----------
NET ASSETS...........................................  100.0 %  $ 6,437,310
                                                       ------   -----------
                                                       ------   -----------

------------
 * Aggregate cost for Federal tax purposes.

 + Non-income producing security.

(a) Money market mutual fund registered under the 1940 Act and sub-advised by TradeStreet Investment Associates, Inc.

ABBREVIATIONS:
ADR -- American Depository Receipt.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 NATIONS FUNDS
--------------------------------------------------------------------------------

 NATIONS VALUE PORTFOLIO
 SCHEDULE OF INVESTMENTS
 JUNE 30, 1998 (UNAUDITED)

 SHARES                                                          VALUE
 ------                                                       -----------
 COMMON STOCKS -- 96.1%
          AEROSPACE & DEFENSE -- 5.8%
    525   AlliedSignal, Inc.................................  $    23,297
    275   Lockheed Martin Corp..............................       29,116
    750   Raytheon Co. Class B..............................       44,344
    525   United Technologies Corp..........................       48,563
                                                              -----------
                                                                  145,320
                                                              -----------
          AIRLINES -- 2.2%
    425   Delta Air Lines, Inc..............................       54,931
                                                              -----------
          APPAREL -- 0.7%
    325   Liz Claiborne, Inc................................       16,981
                                                              -----------
          AUTOMOBILE & TRUCKS -- 2.2%
    425   Chrysler Corp.....................................       23,959
    825   ITT Industries, Inc...............................       30,834
                                                              -----------
                                                                   54,793
                                                              -----------
          AUTOMOTIVE PARTS -- 1.6%
    375   B.F. Goodrich Co..................................       18,609
    325   Echlin, Inc.......................................       15,945
    100   Lear Corp.+.......................................        5,131
                                                              -----------
                                                                   39,685
                                                              -----------
          BANKS -- 7.5%
    775   Banc One Corp.....................................       43,255
    300   BankBoston Corp...................................       16,687
    325   Bank of New York, Inc.............................       19,723
    575   Chase Manhattan Corp..............................       43,413
    100   Citicorp..........................................       14,925
    725   Mellon Bank Corp..................................       50,478
                                                              -----------
                                                                  188,481
                                                              -----------
          BUILDING & CONSTRUCTION -- 1.4%
    400   Centex Corp.......................................       15,100
    350   Masco Corp........................................       21,175
                                                              -----------
                                                                   36,275
                                                              -----------
          CHEMICALS -- 1.5%
    275   Cytec Industries, Inc.+...........................       12,169
    275   Dow Chemical Co...................................       26,589
                                                              -----------
                                                                   38,758
                                                              -----------
          COMPUTERS -- 4.0%
    800   Compaq Computer Corp..............................       22,700
    375   International Business Machines Corp..............       43,055
    825   Sun Microsystems, Inc.+...........................       35,836
                                                              -----------
                                                                  101,591
                                                              -----------
          COMPUTER SERVICES -- 1.2%
    500   Ceridian Corp.+...................................       29,375
                                                              -----------
          CONGLOMERATE -- 0.6%
    425   Tenneco, Inc......................................       16,177
                                                              -----------
          CONSUMER GOODS -- 1.2%
    150   Avon Products, Inc................................       11,625
    250   Unilever N.V. ADR.................................       19,734
                                                              -----------
                                                                   31,359
                                                              -----------

 SHARES                                                          VALUE
 ------                                                       -----------
          CONSUMER SPECIALTY GOODS -- 2.1%
  1,050   Philip Morris Companies, Inc......................  $    41,344
    425   UST, Inc..........................................       11,475
                                                              -----------
                                                                   52,819
                                                              -----------
          DRILLING -- 2.0%
    325   Diamond Offshore Drilling.........................       13,000
  1,100   Valero Energy Corp................................       36,575
                                                              -----------
                                                                   49,575
                                                              -----------
          ELECTRIC UTILITIES -- 3.7%
    600   Baltimore Gas & Electric Co.......................       18,637
    225   Consolidated Edison...............................       10,364
  1,300   Energy East Corp..................................       54,113
    250   Florida Progress Corp.............................       10,281
                                                              -----------
                                                                   93,395
                                                              -----------
          ELECTRONICS & ELECTRICAL EQUIPMENT -- 1.2%
    500   Harris Corp.......................................       22,344
    150   Rockwell International Corp.......................        7,209
                                                              -----------
                                                                   29,553
                                                              -----------
          FINANCIAL SERVICES -- 3.8%
     75   Federal National Mortgage Association.............        4,556
    400   Hartford Financial Services Group, Inc............       45,750
  1,050   Paine Webber Group, Inc...........................       45,019
                                                              -----------
                                                                   95,325
                                                              -----------
          FOOD & BEVERAGES, -- 5.0%
    550   Interstate Bakeries Corp..........................       18,253
    850   Nabisco Holdings Corp. Class A....................       30,653
  1,150   PepsiCo, Inc......................................       47,366
    525   Quaker Oats Co....................................       28,842
                                                              -----------
                                                                  125,114
                                                              -----------
          GAS UTILITIES -- 1.4%
  1,050   Williams Companies, Inc...........................       35,438
                                                              -----------
          HEALTH CARE -- 5.6%
  2,100   Beverly Enterprises+..............................       29,006
    775   Columbia HCA Healthcare Corp......................       22,572
  1,350   Tenet Healthcare Corp.+...........................       42,188
    650   Wellpoint Health Networks+........................       48,100
                                                              -----------
                                                                  141,866
                                                              -----------
          INSURANCE -- 4.3%
    475   CIGNA Corp........................................       32,775
     50   General Re Corp...................................       12,813
    700   Lincoln National Corp. Ltd........................       63,963
                                                              -----------
                                                                  109,551
                                                              -----------
          MACHINERY & EQUIPMENT -- 1.8%
    500   Cooper Industries, Inc............................       27,469
    200   Foster Wheeler Corp...............................        4,288
    225   Sundstrand Corp...................................       12,881
                                                              -----------
                                                                   44,638
                                                              -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 NATIONS FUNDS
--------------------------------------------------------------------------------

 NATIONS VALUE PORTFOLIO
 SCHEDULE OF INVESTMENTS -- (CONTINUED)
 JUNE 30, 1998 (UNAUDITED)

 SHARES                                                          VALUE
 ------                                                       -----------
 COMMON STOCKS -- (CONTINUED)
          METALS & MINING -- 0.6%
    400   ASARCO, Inc.......................................  $     8,900
    475   Cyprus Amax Minerals Co...........................        6,294
                                                              -----------
                                                                   15,194
                                                              -----------
          OFFICE EQUIPMENT -- 2.3%
    575   Xerox Corp........................................       58,434
                                                              -----------
          OIL & GAS -- 9.4%
    125   Atlantic Richfield Co.............................        9,766
    500   British Petroleum Co. PLC ADR.....................       44,125
    100   Chevron Corp......................................        8,306
    525   Coastal Corp......................................       36,651
    600   Columbia Energy Group.............................       33,375
    325   Exxon Corp........................................       23,177
    600   Mobil Corp........................................       45,975
    975   Noble Affiliates, Inc.............................       37,050
                                                              -----------
                                                                  238,425
                                                              -----------
          OIL SERVICES -- 0.4%
    275   Smith International, Inc.+........................        9,573
                                                              -----------
          PHARMACEUTICALS & BIOTECHNOLOGY -- 4.6%
    125   American Home Products Corp.......................        6,469
    475   Bristol-Myers Squibb Co...........................       54,595
    600   Schering-Plough Corp..............................       54,975
                                                              -----------
                                                                  116,039
                                                              -----------
          PUBLISHING -- 0.8%
    575   Dun & Bradstreet Corp.............................       20,772
                                                              -----------
          RETAIL -- 5.9%
    725   Dillard Department Stores, Inc. Class A...........       30,042
    875   Federated Department Stores, Inc.+................       47,086
    600   Kroger Co.+.......................................       25,725
    575   May Department Stores Co..........................       37,663
    300   TJX Companies, Inc................................        7,237
                                                              -----------
                                                                  147,753
                                                              -----------
 SHARES                                                          VALUE
 ------                                                       -----------

          SAVINGS & LOAN -- 2.0%
    725   Ahmanson H.F. & Co................................  $    51,475
                                                              -----------
          SEMICONDUCTORS -- 1.2%
    400   Intel Corp........................................       29,650
                                                              -----------
          TELECOMMUNICATIONS -- 6.7%
    475   AT&T Corp.........................................       27,134
    575   Bell South Corp...................................       38,597
    875   GTE Corp..........................................       48,672
    275   MCI Communications Corp...........................       15,984
  1,000   SBC Communications, Inc...........................       40,000
                                                              -----------
                                                                  170,387
                                                              -----------
          TOYS -- 1.4%
    900   Hasbro, Inc.......................................       35,381
                                                              -----------
          Total common stocks (cost $2,443,984).............    2,424,083
                                                              -----------
 INVESTMENT COMPANY -- 2.7% (COST $67,000)
 67,000   Nations Cash Reserves (a).........................       67,000
                                                              -----------
TOTAL INVESTMENTS (COST $2,510,984*)...............   98.8 %    2,491,083
OTHER ASSETS AND LIABILITIES (NET).................    1.2         31,354
                                                     ------   -----------
NET ASSETS.........................................  100.0 %  $ 2,522,437
                                                     ------   -----------
                                                     ------   -----------

------------
 * Aggregate cost for Federal tax purposes.
 + Non-income producing security.
(a) Money market mutual fund registered under the 1940 Act and sub-advised by TradeStreet Investment Associates, Inc.

ABBREVIATIONS:
ADR -- American Depository Receipt.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 NATIONS FUNDS
--------------------------------------------------------------------------------

 NATIONS BALANCED ASSETS PORTFOLIO
 SCHEDULE OF INVESTMENTS
 JUNE 30, 1998 (UNAUDITED)

  SHARES                                                            VALUE
 ---------                                                       -----------
 COMMON STOCKS -- 63.5%
             AEROSPACE & DEFENSE -- 3.0%
       165   Litton Industries, Inc.+..........................  $     9,735
        75   Lockheed Martin Corp..............................        7,941
       215   Raytheon Co. Class B..............................       12,712
       150   United Technologies Corp..........................       13,875
                                                                 -----------
                                                                      44,263
                                                                 -----------
             APPAREL -- 1.3%
       225   Liz Claiborne, Inc................................       11,756
       280   Reebok International Ltd.+........................        7,752
                                                                 -----------
                                                                      19,508
                                                                 -----------
             AUTOMOTIVE PARTS -- 2.2%
       420   Cooper Tire & Rubber Co...........................        8,662
       400   Genuine Parts Co..................................       13,800
       200   Lear Corp.+.......................................       10,263
                                                                 -----------
                                                                      32,725
                                                                 -----------
             BANKS -- 3.8%
       100   BankAmerica Corp..................................        8,644
       115   Bankers Trust Corp................................       13,347
       190   Chase Manhattan Corp..............................       14,345
       350   First Security Corp...............................        7,492
       325   One Valley BanCorp................................       11,822
                                                                 -----------
                                                                      55,650
                                                                 -----------
             BUILDING & CONSTRUCTION -- 1.1%
       245   Armstrong World International.....................       16,507
                                                                 -----------
             CHEMICALS -- 4.1%
       295   BetzDearborn, Inc.................................       12,445
       115   Dow Chemical Co...................................       11,119
       440   Ferro Corp........................................       11,138
       225   Lubrizol Corp.....................................        6,806
       230   Olin Corp.........................................        9,588
       125   PPG Industries, Inc...............................        8,695
                                                                 -----------
                                                                      59,791
                                                                 -----------
             COMPUTER SOFTWARE -- 0.9%
       350   Autodesk, Inc.....................................       13,519
                                                                 -----------
             COMPUTERS -- 1.7%
       210   Hewlett-Packard Co................................       12,574
       100   International Business Machines Corp..............       11,481
                                                                 -----------
                                                                      24,055
                                                                 -----------
             CONGLOMERATE -- 0.6%
       300   Raychem Corp......................................        8,869
                                                                 -----------
             CONSUMER DURABLE GOODS -- 1.3%
       230   Avnet, Inc........................................       12,578
       175   Rubbermaid, Inc...................................        5,808
                                                                 -----------
                                                                      18,386
                                                                 -----------
             COSMETICS & TOILETRIES -- 1.5%
       350   Alberto-Culver Co.................................       10,150
       260   Kimberly-Clark Corp...............................       11,928
                                                                 -----------
                                                                      22,078
                                                                 -----------

  SHARES                                                            VALUE
 ---------                                                       -----------
             ELECTRIC UTILITIES -- 2.0%
       250   Dominion Resources, Inc...........................  $    10,187
       230   Peoples Energy Corp...............................        8,884
       450   PP&L Resources, Inc...............................       10,209
                                                                 -----------
                                                                      29,280
                                                                 -----------
             ELECTRONICS & ELECTRICAL EQUIPMENT -- 6.9%
       370   AMP, Inc..........................................       12,719
       500   Arrow Electronics, Inc.+..........................       10,875
       270   Dexter Corp.......................................        8,589
       275   Harris Corp.......................................       12,288
       190   Motorola, Inc.....................................        9,987
       225   Rockwell International Corp.......................       10,814
       325   SCI Systems, Inc.+................................       12,228
       425   Teradyne, Inc.+...................................       11,369
       285   Varian Associates, Inc............................       11,115
                                                                 -----------
                                                                      99,984
                                                                 -----------
             FINANCIAL SERVICES -- 1.6%
       100   Hartford Financial Services Group, Inc............       11,438
       275   Southtrust Corp...................................       11,963
                                                                 -----------
                                                                      23,401
                                                                 -----------
             FOOD & BEVERAGES -- 2.9%
       205   Anheuser-Bush Companies, Inc......................        9,673
       475   IBP, Inc..........................................        8,609
       325   Nabisco Holdings Corp. Class A....................       11,720
       140   Quaker Oats Co....................................        7,691
        75   Sara Lee Corp.....................................        4,195
                                                                 -----------
                                                                      41,888
                                                                 -----------
             INSURANCE -- 2.4%
       135   Allstate Corp.....................................       12,361
       275   Conseco, Inc......................................       12,856
       205   SAFECO Corp.......................................        9,315
                                                                 -----------
                                                                      34,532
                                                                 -----------
             MACHINERY & EQUIPMENT -- 4.0%
       535   AGCO Corp.........................................       11,001
       285   Briggs & Stratton Corp............................       10,670
       165   Eaton Corp........................................       12,829
       470   Flowserve Corp....................................       11,456
       355   General Signal Corp...............................       12,780
                                                                 -----------
                                                                      58,736
                                                                 -----------
             MEDICAL SUPPLIES & DEVICES -- 0.6%
       225   Bard (C.R.), Inc..................................        8,564
                                                                 -----------
             OIL & GAS -- 11.4%
       200   Amoco Corp........................................        8,325
       250   Apache Corp.......................................        7,875
       155   Atlantic Richfield Co.............................       12,109
       175   Coastal Corp......................................       12,217
       355   Equitable Resources...............................       10,828
       135   Mobil Corp........................................       10,344
       215   Murphy Oil Corp...................................       10,898
       485   Occidental Petroleum Corp.........................       13,095

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 NATIONS FUNDS
--------------------------------------------------------------------------------

 NATIONS BALANCED ASSETS PORTFOLIO
 SCHEDULE OF INVESTMENTS -- (CONTINUED)
 JUNE 30, 1998 (UNAUDITED)

  SHARES                                                            VALUE
 ---------                                                       -----------
 COMMON STOCKS -- (CONTINUED)
             OIL & GAS -- (CONTINUED)
       225   Phillips Petroleum Co.............................  $    10,842
       300   Sun Co., Inc......................................       11,644
       440   Ultra Diamond Shamrock Corp.......................       13,888
       685   Union Pacific Resources Group.....................       12,030
       300   Unocal Corp.......................................       10,725
       300   Valero Energy Corp................................        9,975
       410   YFP S.A. Sponsored ADR............................       12,326
                                                                 -----------
                                                                     167,121
                                                                 -----------
             OIL SERVICES -- 0.7%
       300   Baker Hughes, Inc.................................       10,369
                                                                 -----------
             PAPER & FOREST PRODUCTS -- 0.6%
       330   Westvaco Corp.....................................        9,323
                                                                 -----------
             PHARMACEUTICALS & BIOTECHNOLOGY -- 1.7%
       280   Abbott Laboratories...............................       11,445
       170   Johnson & Johnson.................................       12,538
                                                                 -----------
                                                                      23,983
                                                                 -----------
             RAILROADS -- 0.7%
       105   Burlington Northern Santa Fe, Inc.................       10,310
                                                                 -----------
             RECREATION -- 0.9%
       500   Brunswick Corp....................................       12,344
                                                                 -----------
             RESTAURANTS -- 0.6%
       390   Wendy's International, Inc........................        9,165
                                                                 -----------
             RETAIL -- GENERAL -- 0.8%
       265   Dillards Inc. Class A.............................       10,981
                                                                 -----------
             STEEL -- 0.5%
       150   Nucor Corp........................................        6,900
                                                                 -----------
             TELECOMMUNICATIONS -- 1.7%
       315   ALLTEL Corp.......................................       14,647
       425   Scientific-Atlanta, Inc...........................       10,784
                                                                 -----------
                                                                      25,431
                                                                 -----------
  SHARES                                                            VALUE
 ---------                                                       -----------

             TELEPHONE UTILITIES -- 0.8%
       600   Telefonica de Peru S.A. ADR.......................  $    12,263
                                                                 -----------
             TOYS & GAMES -- 0.5%
       200   Hasbro, Inc.......................................        7,863
                                                                 -----------
             TRANSPORTATION -- 0.7%
       225   CNF Transportation Inc............................        9,562
                                                                 -----------
             Total common stocks (cost $970,943)...............      927,351
                                                                 -----------
 PRINCIPAL
  AMOUNT
 ---------
 U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 31.8%
             U.S. TREASURY BONDS -- 6.6%
 $  90,000   6.125% due 11/15/27...............................       96,441
                                                                 -----------
             U.S. TREASURY NOTES -- 25.2%
   250,000   7.500% due 10/31/99...............................      256,210
   112,000   5.625% due 12/31/02...............................      112,489
                                                                 -----------
                                                                     368,699
                                                                 -----------
             Total U.S. government and agency obligations (cost
               $460,031).......................................      465,140
                                                                 -----------
  SHARES
 ---------
 INVESTMENT COMPANY -- 4.1% (COST $60,300)
    60,300   Nations Cash Reserves (a).........................       60,300
                                                                 -----------
TOTAL INVESTMENTS (COST $1,491,274*)..................   99.4 %    1,452,791
OTHER ASSETS AND LIABILITIES (NET)....................    0.6          8,714
                                                        ------   -----------
NET ASSETS............................................  100.0 %  $ 1,461,505
                                                        ------   -----------
                                                        ------   -----------

----------
 * Aggregate cost for Federal tax purposes.
 + Non-income producing security.
(a) Money market mutual fund registered under the 1940 Act and sub-advised by TradeStreet Investment Associates, Inc.

ABBREVIATIONS:
ADR -- American Depository Receipt.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NATIONS FUNDS

 NATIONS FUNDS
--------------------------------------------------------------------------------

 STATEMENTS OF ASSETS & LIABILITIES
 JUNE 30, 1998 (UNAUDITED)

                             INTERNATIONAL          FOCUSED
                           GROWTH PORTFOLIO    EQUITIES PORTFOLIO
                           -----------------   ------------------
ASSETS:
Investments, at value
  (see accompaning
  schedules).............      $1,237,606          $7,878,812
Cash.....................         158,993                 827
Foreign currency at value
  (cost $89).............              92                  --
Short-term investments
  held as collateral for
  loaned securities......              --             382,933
Dividends receivable.....           2,873               1,607
Interest receivable......              --                  --
Receivable from
  investment advisor.....           9,589                 908
Receivable for Fund
  shares sold............              --              89,181
Receivable for investment
  securities sold........              --             103,213
Unamortized organization
  costs..................          18,136              18,136
                           -----------------   ------------------
    TOTAL ASSETS.........       1,427,289           8,475,617
                           -----------------   ------------------
LIABILITIES:
Collateral on securities
  loaned.................              --             382,933
Payable for Fund shares
  redeemed...............              13                  --
Payable for investment
  securities purchased...              --              94,283
Administration fee
  payable................             311               1,287
Shareholder servicing and
  distribution fees
  payable................              --                  --
Transfer agent fees
  payable................             125                 125
Custodian fees payable...           5,033               2,135
Accrued expenses and
  other payables.........           4,800               6,798
                           -----------------   ------------------
    TOTAL LIABILITIES....          10,282             487,561
                           -----------------   ------------------
NET ASSETS...............      $1,417,007          $7,988,056
                           -----------------   ------------------
                           -----------------   ------------------
Investments at cost......      $1,225,598          $7,271,731
                           -----------------   ------------------
                           -----------------   ------------------
NET ASSETS CONSIST OF:
Paid in capital..........      $1,394,149          $7,296,194
Undistributed net
  investment income......           6,052              10,094
Accumulated net realized
  gain on investments,
  written options and
  foreign currency
  transactions...........           4,795              74,687
Net unrealized
  appreciation
  (depreciation) of
  investments and assets
  and liabilities in
  foreign currencies.....          12,011             607,081
                           -----------------   ------------------
    TOTAL REPRESENTING
      NET ASSETS
      APPLICABLE TO
      CAPITAL SHARES
      OUTSTANDING........      $1,417,007          $7,988,056
                           -----------------   ------------------
                           -----------------   ------------------
Shares outstanding.......         138,999             696,165
Net asset value, offering
  and redemption price
  per share..............      $    10.19          $    11.47

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                 GROWTH &
                          MANAGED SMALLCAP    DISCIPLINED         INCOME      MANAGED INDEX    VALUE    BALANCED ASSETS
                          INDEX PORTFOLIO   EQUITY PORTFOLIO    PORTFOLIO       PORTFOLIO    PORTFOLIO     PORTFOLIO
                          ----------------  ----------------  --------------  -------------  ---------- ---------------
ASSETS:
Investments, at value
  (see accompaning
  schedules).............    $5,483,303        $2,353,131       $6,206,065      $6,415,871   $2,491,083   $1,452,791
Cash.....................           930                22               60           1,226          586           60
Foreign currency at value
  (cost $89).............            --                --               --              --           --           --
Short-term investments
  held as collateral for
  loaned securities......       178,477            80,922          310,579          80,784           --      241,246
Dividends receivable.....         3,478             1,718              915           7,855        3,730        1,891
Interest receivable......            --                --               --              --           --        3,880
Receivable from
  investment advisor.....        21,881             7,755            2,158          21,813        7,687       10,368
Receivable for Fund
  shares sold............            --            29,842           94,634              --        4,919        1,577
Receivable for investment
  securities sold........           297                --           66,662              --        4,993        8,335
Unamortized organization
  costs..................        18,136            18,136           18,136          18,136       18,136       18,136
                          ----------------  ----------------  --------------  -------------  ---------- ---------------
    TOTAL ASSETS.........     5,706,502         2,491,526        6,699,209       6,545,685    2,531,134    1,738,284
                          ----------------  ----------------  --------------  -------------  ---------- ---------------
LIABILITIES:
Collateral on securities
  loaned.................       178,477            80,922          310,579          80,784           --      241,246
Payable for Fund shares
  redeemed...............            82                --               --              --           --           --
Payable for investment
  securities purchased...            --                --          172,652              --           --       25,284
Administration fee
  payable................         1,365               401            1,084           1,470          446          304
Shareholder servicing and
  distribution fees
  payable................         3,412                --               --           3,674           --           --
Transfer agent fees
  payable................           125               125              125             125          125          125
Custodian fees payable...        15,143             3,042            2,113          15,154        3,047        5,032
Accrued expenses and
  other payables.........         6,954             4,986            6,626           7,168        5,079        4,788
                          ----------------  ----------------  --------------  -------------  ---------- ---------------
    TOTAL LIABILITIES....       205,558            89,476          493,179         108,375        8,697      276,779
                          ----------------  ----------------  --------------  -------------  ---------- ---------------
NET ASSETS...............    $5,500,944        $2,402,050       $6,206,030      $6,437,310   $2,522,437   $1,461,505
                          ----------------  ----------------  --------------  -------------  ---------- ---------------
                          ----------------  ----------------  --------------  -------------  ---------- ---------------
Investments at cost......    $5,630,037        $2,323,031       $5,758,775      $6,252,738   $2,510,984   $1,491,274
                          ----------------  ----------------  --------------  -------------  ---------- ---------------
                          ----------------  ----------------  --------------  -------------  ---------- ---------------
NET ASSETS CONSIST OF:
Paid in capital..........    $5,635,068        $2,374,543       $5,681,091      $6,252,622   $2,537,180   $1,488,309
Undistributed net
  investment income......         6,516             2,748            9,256          16,546        4,956        7,309
Accumulated net realized
  gain on investments,
  written options and
  foreign currency
  transactions...........         6,094            (5,341)          68,393           5,009          202        4,370
Net unrealized
  appreciation
  (depreciation) of
  investments and assets
  and liabilities in
  foreign currencies.....      (146,734)           30,100          447,290         163,133      (19,901)      (38,483)
                          ----------------  ----------------  --------------  -------------  ---------- ---------------
    TOTAL REPRESENTING
      NET ASSETS
      APPLICABLE TO
      CAPITAL SHARES
      OUTSTANDING........    $5,500,944        $2,402,050       $6,206,030      $6,437,310   $2,522,437   $1,461,505
                          ----------------  ----------------  --------------  -------------  ---------- ---------------
                          ----------------  ----------------  --------------  -------------  ---------- ---------------
Shares outstanding.......       564,053           236,586          550,775         623,516      253,596      149,298
Net asset value, offering
  and redemption price
  per share..............    $     9.75        $    10.15       $    11.27      $    10.32   $     9.95   $     9.79

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 NATIONS FUNDS
--------------------------------------------------------------------------------

 STATEMENTS OF OPERATIONS
 FOR THE PERIOD MARCH 27, 1998 (COMMENCEMENT OF OPERATIONS)
 THROUGH JUNE 30, 1998 (UNAUDITED)

                          INTERNATIONAL
                             GROWTH      FOCUSED EQUITIES
                            PORTFOLIO       PORTFOLIO
                          -------------  ----------------
INVESTMENT INCOME:
  Dividends (Net of
    foreign withholding
    taxes of $1,401,
    $220, $0, $0, $77,
    $0, $0, and $0,
    respectively)........   $  7,217         $  9,315
  Interest...............      2,719           14,878
                          -------------      --------
    Total investment
      income.............      9,936           24,193
                          -------------      --------
EXPENSES:
  Investment advisory
    fees.................      2,796           10,942
  Custodian fees.........      5,033            2,135
  Trustees fees and
    expenses.............      2,248            3,708
  Administration fees....        310            1,287
  Distribution fees......        777            3,218
  Professional fees......      4,405            5,153
  Amortization of
    organization costs...        955              955
  Other..................        522            1,769
                          -------------      --------
    Total expenses.......     17,046           29,167
  Fees waived and
    expenses reimbursed
    by investment
    adviser, sub-adviser
    and distributor......    (13,162)         (15,068)
                          -------------      --------
  Net expenses...........      3,884           14,099
                          -------------      --------
  NET INVESTMENT
    INCOME...............      6,052           10,094
                          -------------      --------
  Net realized gain
    (loss) on
    investments..........        855           72,193
  Net realized gain on
    written options......         --            2,494
  Net realized gain on
    foreign currency
    transactions.........      3,940               --
  Net change in
    unrealized
    appreciation
    (depreciation) on
    investments and
    assets and
    liabilities in
    foreign currencies...     12,011          607,081
                          -------------      --------
  Net realized and
    unrealized gain
    (loss) on
    investments..........     16,806          681,768
                          -------------      --------
  NET INCREASE (DECREASE)
    IN NET ASSETS
    RESULTING FROM
    OPERATIONS...........   $ 22,858         $691,862
                          -------------      --------
                          -------------      --------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                             MANAGED      DISCIPLINED                         MANAGED
                          SMALLCAP INDEX     EQUITY       GROWTH & INCOME      INDEX
                            PORTFOLIO      PORTFOLIO         PORTFOLIO       PORTFOLIO
                          --------------  ------------   -----------------  ------------
INVESTMENT INCOME:
  Dividends (Net of
    foreign withholding
    taxes of $1,401,
    $220, $0, $0, $77,
    $0, $0, and $0,
    respectively)........   $  14,262       $  6,256         $ 10,846         $   25,078
  Interest...............       2,490            498           10,330              2,490
                          --------------  ------------       --------       ------------
    Total investment
      income.............      16,752          6,754           21,176             27,568
                          --------------  ------------       --------       ------------
EXPENSES:
  Investment advisory
    fees.................       6,824          3,008            9,214              7,348
  Custodian fees.........      15,143          3,042            2,113             15,154
  Trustees fees and
    expenses.............       4,163          2,252            3,419              4,288
  Administration fees....       1,365            401            1,084              1,470
  Distribution fees......       3,412          1,003            2,710              3,674
  Professional fees......       5,213          4,474            4,997              5,293
  Amortization of
    organization costs...         955            955              955                955
  Other..................       1,866            637            1,510              2,001
                          --------------  ------------       --------       ------------
    Total expenses.......      38,941         15,772           26,002             40,183
  Fees waived and
    expenses reimbursed
    by investment
    adviser, sub-adviser
    and distributor......     (28,705)       (11,766)         (14,082)           (29,161)
                          --------------  ------------       --------       ------------
  Net expenses...........      10,236          4,006           11,920             11,022
                          --------------  ------------       --------       ------------
  NET INVESTMENT
    INCOME...............       6,516          2,748            9,256             16,546
                          --------------  ------------       --------       ------------
  Net realized gain
    (loss) on
    investments..........       6,094         (5,341)          65,899              5,009
  Net realized gain on
    written options......          --             --            2,494                 --
  Net realized gain on
    foreign currency
    transactions.........          --             --               --                 --
  Net change in
    unrealized
    appreciation
    (depreciation) on
    investments and
    assets and
    liabilities in
    foreign currencies...    (146,734)        30,100          447,290            163,133
                          --------------  ------------       --------       ------------
  Net realized and
    unrealized gain
    (loss) on
    investments..........    (140,640)        24,759          515,683            168,142
                          --------------  ------------       --------       ------------
  NET INCREASE (DECREASE)
    IN NET ASSETS
    RESULTING FROM
    OPERATIONS...........   $(134,124)      $ 27,507         $524,939         $  184,688
                          --------------  ------------       --------       ------------
                          --------------  ------------       --------       ------------

                                          BALANCED
                             VALUE         ASSETS
                           PORTFOLIO     PORTFOLIO
                          ------------  ------------
INVESTMENT INCOME:
  Dividends (Net of
    foreign withholding
    taxes of $1,401,
    $220, $0, $0, $77,
    $0, $0, and $0,
    respectively)........   $    9,393    $    5,190
  Interest...............           23         5,168
                          ------------  ------------
    Total investment
      income.............        9,416        10,358
                          ------------  ------------
EXPENSES:
  Investment advisory
    fees.................        3,345         2,278
  Custodian fees.........        3,047         5,032
  Trustees fees and
    expenses.............        2,496         2,213
  Administration fees....          446           304
  Distribution fees......        1,115           759
  Professional fees......        4,509         4,400
  Amortization of
    organization costs...          955           955
  Other..................          694           513
                          ------------  ------------
    Total expenses.......       16,607        16,454
  Fees waived and
    expenses reimbursed
    by investment
    adviser, sub-adviser
    and distributor......      (12,147)      (13,405)
                          ------------  ------------
  Net expenses...........        4,460         3,049
                          ------------  ------------
  NET INVESTMENT
    INCOME...............        4,956         7,309
                          ------------  ------------
  Net realized gain
    (loss) on
    investments..........          202         4,370
  Net realized gain on
    written options......           --            --
  Net realized gain on
    foreign currency
    transactions.........           --            --
  Net change in
    unrealized
    appreciation
    (depreciation) on
    investments and
    assets and
    liabilities in
    foreign currencies...      (19,901)      (38,483)
                          ------------  ------------
  Net realized and
    unrealized gain
    (loss) on
    investments..........      (19,699)      (34,113)
                          ------------  ------------
  NET INCREASE (DECREASE)
    IN NET ASSETS
    RESULTING FROM
    OPERATIONS...........   $  (14,743)   $  (26,804)
                          ------------  ------------
                          ------------  ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 NATIONS FUNDS
--------------------------------------------------------------------------------

 STATEMENTS OF CHANGES IN NET ASSETS
 FOR THE PERIOD MARCH 27, 1998 (COMMENCEMENT OF OPERATIONS) THROUGH JUNE 30, 1998 (UNAUDITED)

                           INTERNATIONAL     FOCUSED
                              GROWTH        EQUITIES
                            PORTFOLIO       PORTFOLIO
                           ------------   -------------
 Net investment income...  $     6,052     $    10,094
  Net realized gain
    (loss) on investments
    and foreign currency
    transactions.........        4,795          74,687
  Net unrealized
  appreciation/(depreciation)
    on investments and assets
    and liabilities in
    foreign currencies...       12,011         607,081
                           ------------   -------------
  Net increase/(decrease)
    in net assets
    resulting from
    operations...........       22,858         691,862
  Increase in net assets
    from Fund share
    transactions.........    1,384,149       7,286,194
                           ------------   -------------
  Total increase in net
    assets...............    1,407,007       7,978,056
NET ASSETS:
  Beginning of Period....       10,000          10,000
                           ------------   -------------
  End of Period..........  $ 1,417,007     $ 7,988,056
                           ------------   -------------
                           ------------   -------------
Undistributed net
  investment income at
  end of period..........  $     6,052     $    10,094
                           ------------   -------------
                           ------------   -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                             MANAGED      DISCIPLINED       GROWTH           MANAGED                            BALANCED
                          SMALLCAP INDEX     EQUITY        & INCOME           INDEX             VALUE            ASSETS
                            PORTFOLIO      PORTFOLIO       PORTFOLIO        PORTFOLIO         PORTFOLIO         PORTFOLIO
                          --------------  ------------ -----------------  --------------  ------------------   -----------
 Net investment income...   $    6,516    $      2,748    $      9,256     $      16,546      $        4,956   $     7,309
  Net realized gain
    (loss) on investments
    and foreign currency
    transactions.........        6,094          (5,341)          68,393            5,009                 202         4,370
  Net unrealized
  appreciation/(depreciation)
    on investments and assets
    and liabilities in
    foreign currencies...     (146,734)         30,100         447,290           163,133             (19,901)      (38,483)
                          --------------  ------------ -----------------  --------------  ------------------   -----------
  Net increase/(decrease)
    in net assets
    resulting from
    operations...........     (134,124)         27,507         524,939           184,688             (14,743)      (26,804)
  Increase in net assets
    from Fund share
    transactions.........    5,615,068       2,364,543       5,671,091         6,232,622           2,527,180     1,478,309
                          --------------  ------------ -----------------  --------------  ------------------   -----------
  Total increase in net
    assets...............    5,480,944       2,392,050       6,196,030         6,417,310           2,512,437     1,451,505
NET ASSETS:
  Beginning of Period....       20,000          10,000          10,000            20,000              10,000        10,000
                          --------------  ------------ -----------------  --------------  ------------------   -----------
  End of Period..........   $5,500,944    $  2,402,050    $  6,206,030     $   6,437,310      $    2,522,437   $ 1,461,505
                          --------------  ------------ -----------------  --------------  ------------------   -----------
                          --------------  ------------ -----------------  --------------  ------------------   -----------
Undistributed net
  investment income at
  end of period..........   $    6,516    $      2,748    $      9,256     $      16,546      $        4,956   $     7,309
                          --------------  ------------ -----------------  --------------  ------------------   -----------
                          --------------  ------------ -----------------  --------------  ------------------   -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 NATIONS FUNDS
--------------------------------------------------------------------------------

 SCHEDULE OF CAPITAL STOCK ACTIVITY
 FOR THE PERIOD MARCH 27, 1998 (COMMENCEMENT OF OPERATIONS) THROUGH JUNE 30, 1998 (UNAUDITED)

                            INTERNATIONAL GROWTH
                                  PORTFOLIO
                           -----------------------
                            SHARES       AMOUNT
                           ---------   -----------
Shares sold..............    138,025   $ 1,384,416
Shares repurchased.......        (26)         (267)
                           ---------   -----------
Net Increase.............    137,999   $ 1,384,149
                           ---------   -----------
                           ---------   -----------
                               GROWTH & INCOME
                                  PORTFOLIO
                           -----------------------
                            SHARES       AMOUNT
                            ------      ---------
Shares sold..............    551,826   $ 5,693,099
Shares repurchased.......     (2,051)      (22,008)
                           ---------   -----------
Net Increase.............    549,775   $ 5,671,091
                           ---------   -----------
                           ---------   -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                             FOCUSED EQUITIES     MANAGED SMALLCAP INDEX    DISCIPLINED EQUITY
                                PORTFOLIO               PORTFOLIO               PORTFOLIO
                          ----------------------  ----------------------  ----------------------
                           SHARES      AMOUNT      SHARES      AMOUNT      SHARES      AMOUNT
                          ---------  -----------  ---------  -----------  ---------  -----------
Shares sold..............   695,165  $ 7,286,194    562,090  $ 5,615,419    235,602  $ 2,364,706
Shares repurchased.......        --           --        (37)        (351)       (16)        (163)
                          ---------  -----------  ---------  -----------  ---------  -----------
Net Increase.............   695,165  $ 7,286,194    562,053  $ 5,615,068    235,586  $ 2,364,543
                          ---------  -----------  ---------  -----------  ---------  -----------
                          ---------  -----------  ---------  -----------  ---------  -----------
                              MANAGED INDEX
                                PORTFOLIO            VALUE PORTFOLIO        BALANCED PORTFOLIO
                          ----------------------  ----------------------  ----------------------
                           SHARES      AMOUNT      SHARES      AMOUNT      SHARES      AMOUNT
                           ------     ---------    ------     ---------    ------     ---------
Shares sold..............   621,535  $ 6,232,815    252,618  $ 2,527,403    148,310  $ 1,478,425
Shares repurchased.......       (19)        (193)       (22)        (223)       (12)        (116)
                          ---------  -----------  ---------  -----------  ---------  -----------
Net Increase.............   621,516  $ 6,232,622    252,596  $ 2,527,180    148,298  $ 1,478,309
                          ---------  -----------  ---------  -----------  ---------  -----------
                          ---------  -----------  ---------  -----------  ---------  -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 NATIONS FUNDS
--------------------------------------------------------------------------------

 FINANCIAL HIGHLIGHTS
 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD (UNAUDITED)

                          NET ASSET                 NET REALIZED
                            VALUE        NET       AND UNREALIZED
                          BEGINNING   INVESTMENT   GAIN/(LOSS) ON
                          OF PERIOD     INCOME      INVESTMENTS
                          ---------   ----------   --------------
INTERNATIONAL GROWTH
  PORTFOLIO
  Period ended
    6/30/98*.............  $10.00       $ .04          $ .15
FOCUSED EQUITIES
  PORTFOLIO
  Period ended
    6/30/98*.............   10.00         .01           1.46
MANAGED SMALLCAP INDEX
  PORTFOLIO
  Period ended
    6/30/98*.............   10.00         .01           (.26)
DISCIPLINED EQUITY
  PORTFOLIO
  Period ended
    6/30/98*.............   10.00         .01            .14
GROWTH & INCOME PORTFOLIO
  Period ended
    6/30/98*.............   10.00         .02           1.25
MANAGED INDEX PORTFOLIO
  Period ended
    6/30/98*.............   10.00         .03            .29
VALUE PORTFOLIO
  Period ended
    6/30/98*.............   10.00         .02           (.07)
BALANCED ASSETS PORTFOLIO
  Period ended
    6/30/98*.............   10.00         .05           (.26)

------------------------------

 * Portfolio commenced operations on March 27, 1998. Shares were offered to the public on April 6, 1998.

 + Total return represents aggregate total return for the period indicated.

++ Annualized.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                                 RATIO OF      RATIO OF NET
                            NET INCREASE                           NET ASSETS    OPERATING      INVESTMENT
                            (DECREASE) IN    NET ASSET               END OF     EXPENSES TO     INCOME TO
                           NET ASSET VALUE   VALUE END    TOTAL      PERIOD     AVERAGE NET    AVERAGE NET
                           FROM OPERATIONS   OF PERIOD   RETURN+     (000S)      ASSETS++        ASSETS++
                           ---------------   ---------   -------   ----------   -----------   --------------
INTERNATIONAL GROWTH
 PORTFOLIO
  Period ended
    6/30/98*.............       $ .19         $10.19       1.90%     $1,417        1.25%           1.95%
FOCUSED EQUITIES
 PORTFOLIO
  Period ended
    6/30/98*.............        1.47          11.47      14.70       7,988        1.10             .78
MANAGED SMALLCAP INDEX
 PORTFOLIO
  Period ended
    6/30/98*.............        (.25)          9.75      (2.50)      5,501         .75             .48
DISCIPLINED EQUITY
 PORTFOLIO
  Period ended
    6/30/98*.............         .15          10.15       1.50       2,402        1.00             .69
GROWTH & INCOME PORTFOLIO
  Period ended
    6/30/98*.............        1.27          11.27      12.70       6,206        1.10             .85
MANAGED INDEX PORTFOLIO
  Period ended
    6/30/98*.............         .32          10.32       3.20       6,437         .75            1.13
VALUE PORTFOLIO
  Period ended
    6/30/98*.............        (.05)          9.95       (.50)      2,522        1.00            1.11
BALANCED ASSETS PORTFOLIO
  Period ended
    6/30/98*.............        (.21)          9.79      (2.10)      1,462        1.00            2.41

                                        WITHOUT
                                        WAIVERS
                                        AND/OR
                                        EXPENSE
                                      REIMBURSEMENTS
                                       RATIO OF
                                       OPERATING
                           PORTFOLIO  EXPENSES TO
                           TURNOVER   AVERAGE NET
                             RATE      ASSETS++
                           --------   -----------
INTERNATIONAL GROWTH
 PORTFOLIO
  Period ended
    6/30/98*.............    164%        5.49%
FOCUSED EQUITIES
 PORTFOLIO
  Period ended
    6/30/98*.............     59         2.27
MANAGED SMALLCAP INDEX
 PORTFOLIO
  Period ended
    6/30/98*.............      5         2.85
DISCIPLINED EQUITY
 PORTFOLIO
  Period ended
    6/30/98*.............     10         3.93
GROWTH & INCOME PORTFOLIO
  Period ended
    6/30/98*.............     52         2.40
MANAGED INDEX PORTFOLIO
  Period ended
    6/30/98*.............      3         2.73
VALUE PORTFOLIO
  Period ended
    6/30/98*.............     14         3.72
BALANCED ASSETS PORTFOLIO
  Period ended
    6/30/98*.............     14         5.42

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 NATIONS FUNDS
--------------------------------------------------------------------------------

 NOTES TO FINANCIAL STATEMENTS
 JUNE 30, 1998 (UNAUDITED)

    Nations Annuity Trust (the "Trust"), was organized as a Delaware business trust on February 5, 1998 and commenced operations March 27, 1998. The Trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company whose shares are offered in the following eight portfolios: Nations Balanced Assets Portfolio, Nations Disciplined Equity Portfolio, Nations International Growth Portfolio, Nations Managed Index Portfolio, Nations Managed SmallCap Index Portfolio, Nations Marisco Focused Equities Portfolio, Nations Marisco Growth & Income Portfolio and Nations Value Portfolio (individually, a "Portfolio", collectively the "Portfolios"). The Portfolios are made available only to variable annuity and variable life separate accounts issued by participating life insurance companies. Each Portfolio has distinct investment objectives as follows:

International Growth                  --  Seeks long-term capital growth by investing primarily in equity securities of companies domiciled in countries outside of the United
                                          States and listed on major stock exchanges primarily in Europe and the
                                          Pacific Basin.

Focused Equities                      --  Seeks long-term growth of capital.

Managed SmallCap                      --  Seeks over the long-term, to provide a total return which (gross of fees and expenses) exceeds the total return of the Standard & Poor's
                                          SmallCap 600 Index.(1)

Disciplined Equity                    --  Seeks growth of capital by investing in companies that are expected to produce significant increases in earnings per share.

Growth & Income                       --  Seeks long-term growth of capital with a limited emphasis on income.

Managed Index                         --  Seeks over the long-term, to provide a total return which (gross of fees and expenses) exceeds the total return of the Standard & Poor's
                                          500 Composite Stock Price Index.(2)

Value                                 --  Seeks growth of capital by investing in companies that are believed to be undervalued.

Balanced Assets                       --  Seeks total return by investing in equity and fixed income securities.

    (1) Standard & Poor's SmallCap 600 Index is a registered service mark of Standard & Poor's Corporation, a division of The McGraw-Hill Companies, Inc. ("S&P").

    (2) Standard & Poor's 500 is a registered service mark of S&P.

 1.  SIGNIFICANT ACCOUNTING POLICIES

    The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolios in the preparation of their financial statements.

    SECURITIES VALUATION--The Portfolios' securities that are traded on a recognized stock exchange or on the NASDAQ system are valued at the last sales price on the securities exchange or market on which such securities are primarily traded. Securities traded only on over-the-counter markets (other than on the NASDAQ system) are valued at the closing over-the-counter bid prices or, if no sale occurred on such day, at the mean of the current bid and asked prices. Certain securities may be valued by one or more principal market makers. Restricted securities, securities for which market quotations are not readily available, and certain other assets are valued by the investment adviser under the supervision of the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost.

    FOREIGN CURRENCY TRANSLATION--The books and records of the Portfolios are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Portfolio and the amounts actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

    FORWARD FOREIGN CURRENCY TRANSACTIONS--Generally, a Portfolio may enter into forward currency exchange contracts only under two circumstances: (i) when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, to "lock" in the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; and (ii) when the investment adviser or sub-adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar.

    Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or offset. Forward foreign currency contracts will be used primarily to protect the Portfolios from adverse currency movements and will generally not be entered into for terms greater than one year. The use of forward foreign contracts does not eliminate fluctuations in the underlying prices of the Portfolios' investment securities, however, it does establish a rate of exchange that can be achieved in the future.

    The use of forward contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward contract would limit the risk of loss due to decline in the value of a particular currency, however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statements of Assets and Liabilities. In addition, a Portfolio could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions.

    SECURITIES TRANSACTIONS AND INVESTMENT INCOME--Securities transactions are accounted for on a trade date basis. Realized gains and losses are computed based on the specific identification of the securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Portfolios are informed of the ex-dividend date.

    DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS--Distributions from net investment income are declared and paid annually by the Portfolios.

    Each Portfolio will distribute net realized capital gains (including net short-term capital gains), annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions on a Portfolio level are determined in accordance with Federal income tax regulations that may differ from generally accepted accounting principles.

    FEDERAL INCOME TAX-- Each Portfolio intends to qualify as regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, and by distributing substantially all of its earnings to its shareholders.

    Therefore, no Federal income or excise tax provision is applicable. The Portfolios may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Portfolios will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

    EXPENSES--General expenses of the Trust are allocated to the relevant Portfolios based upon relative net assets. Operating expenses directly attributable to a Portfolio are charged to such Portfolio's operations. Costs incurred by the Portfolios in connection with their organization have been deferred and are being amortized from the commencement of operations on a straight line basis over the period of benefit not to exceed sixty months.

 NATIONS FUNDS
--------------------------------------------------------------------------------

 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
 JUNE 30, 1998 (UNAUDITED)

 2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS

    The Trust has, on behalf of the Portfolios, entered into an investment advisory agreement (the "Investment Advisory Agreement") with NationsBanc Advisors, Inc. ("NBAI"), a wholly owned subsidiary of NationsBank, N.A. ("NationsBank"), pursuant to which NBAI provides investment advisory services to the Portfolios. Under the terms of this Investment Advisory Agreement, NBAI is entitled to receive an advisory fee calculated daily and payable monthly based on the following annual rates multiplied by the average daily net assets of each Portfolio:

PORTFOLIO                                                                                                             ANNUAL RATE
-------------------------------------------------------------------------------------------------------------------  -------------
International Growth...............................................................................................        0.90%
Focused Equities...................................................................................................        0.85%
Managed SmallCap Index.............................................................................................        0.50%
Disciplined Equity.................................................................................................        0.75%
Growth & Income....................................................................................................        0.85%
Managed Index......................................................................................................        0.50%
Value..............................................................................................................        0.75%
Balanced Assets....................................................................................................        0.75%

    The Trust has, on behalf of the Portfolios listed below entered into a sub-advisory agreement with NBAI and TradeStreet Investment Associates, Inc. ("TradeStreet"), a wholly-owned subsidiary of NationsBank, pursuant to which TradeStreet is entitled to receive a sub-advisory fee from NBAI at the following annual rates of each Portfolio's average daily net assets.

PORTFOLIO                                                                                                             ANNUAL RATE
-------------------------------------------------------------------------------------------------------------------  -------------
Managed Index, Managed SmallCap Index..............................................................................        0.10%
Value, Balanced Assets, Disciplined Equity.........................................................................        0.25%

    The Trust has, on behalf of the Focused Equities and Growth & Income Portfolios, entered into a sub-advisory agreement with NBAI and Marsico Capital Management, LLC ("Marsico Capital"), pursuant to which Marsico Capital is entitled to receive a sub-advisory fee from NBAI at the annual rate of 0.45% of each Portfolio's average daily net assets.

    The Trust has, on behalf of the International Growth Portfolio, entered into a sub-advisory agreement with NBAI and Gartmore Global Partners ("Gartmore"), pursuant to which Gartmore is entitled to receive a sub-advisory fee from NBAI at the annual rate of 0.70% of the Portfolio's average daily net assets. Gartmore is a joint venture structured as a general partnership between NB Partner Corp., a wholly-owned subsidiary of NationsBank and Gartmore U.S. Limited, an indirect wholly-owned subsidiary of Gartmore Investment Management PLC ("Gartmore PLC"), which is a United Kingdom ("U.K.") holding company for a leading U.K.-based international fund management group of companies. National Westminster Bank PLC and its affiliated entities own 100% of the equity of Gartmore PLC.

    Stephens Inc. ("Stephens") serves as the distributor of the Portfolios' shares and administrator of the Trust. First Data Investor Services Group, Inc. ("First Data"), a wholly owned subsidiary of First Data Corporation, serves as the Co-administrator of the Trust. Stephens and First Data are entitled to receive a combined fee, computed daily and paid monthly, at the annual rate of 0.10% of each Portfolio's average net assets. NBAI is the sub-administrator of the Trust pursuant to a sub-administration agreement with Stephens and is entitled to an annual fee from the administrator of .01% of each Portfolio's average net assets.

    The investment adviser, sub-adviser and distributor may, from time to time, voluntarily reduce their fees payable by each Portfolio. For the period ended June 30, 1998, the fees waived and reimbursed were as follows:

                                                                                                                    FEES WAIVED
                                                                                     FEES WAIVED  FEES REIMBURSED       BY
PORTFOLIO                                                                            BY ADVISER     BY ADVISER      DISTRIBUTOR
-----------------------------------------------------------------------------------  -----------  ---------------  -------------
International Growth...............................................................   $   2,796      $   9,589       $     777
Focused Equities...................................................................      10,942            908           3,218
Managed SmallCap Index.............................................................       6,824         21,881          --
Disciplined Equity.................................................................       3,008          7,755           1,003
Growth & Income....................................................................       9,214          2,158           2,710
Managed Index......................................................................       7,348         21,813          --
Value..............................................................................       3,345          7,687           1,115
Balanced Assets....................................................................       2,278         10,368             759

    NationsBank and collectively with The Bank of New York ("BONY"), (called "Custodians"), serve as custodian for the assets of all the Portfolios, except Nations International Growth Portfolio. BONY, Belgium, serves as Custodian for the assets of the International Growth Portfolio.

    The Trust pays each unaffiliated Trustee an annual fee of $1,000 ($3,000 for the Chairman of the Board), plus $500 per Portfolio and an additional $1,000 for each in-person board meeting, and $500 for each telephonic board meeting attended. The Trust also reimburses expenses incurred by each unaffiliated Trustee in attending such meetings.

    The Trust's eligible Trustees may participate in non-qualified deferred compensation and retirement plans that may be terminated at any time. All benefits provided under these plans are unfunded and any payment to plan participants is paid solely out of the Portfolios' assets. Income earned on each plan participant's deferral account is tied to the rate of return of Nations Treasury Fund, a portfolio of Nations Fund, Inc. The expense for the deferred compensation and retirement plans is included in "Trustees fees and expenses" in the Statements of Operations.

    The Portfolios have made daily investments of cash balances in Nations Cash Reserves, a portfolio of Nations Institutional Reserves, pursuant to an exemptive order received from the Securities and Exchange Commission. For the period ended June 30, 1998, the Portfolios earned $16,053 in the aggregate from such investments.

 3.  SHAREHOLDER SERVICING AND DISTRIBUTION PLANS

    The Portfolios have adopted a Shareholder Servicing and Distribution Plan (the "Servicing and Distribution Plan") pursuant to rule 12b-1 under the 1940 Act. Payments under the Servicing and Distribution Plan are calculated daily and paid monthly at a rate not exceeding 0.25% (on an annualized basis) of the average daily net asset value of the Shares beneficially owned through the ownership of Contracts by customers with whom the Selling and Servicing Agents have a relationship.

 4.  PURCHASES AND SALES OF SECURITIES

    The aggregate cost of purchases and proceeds from sales of securities, excluding U.S. government securities and short-term investments, for the period ended June 30, 1998, were as follows:

PORTFOLIO                                                                                               PURCHASES       SALES
-----------------------------------------------------------------------------------------------------  ------------  ------------
International Growth.................................................................................  $  3,178,397  $  1,951,371
Focused Equities.....................................................................................     8,411,621     1,996,083
Managed SmallCap Index...............................................................................     5,486,513       185,035
Disciplined Equity...................................................................................     2,391,826       119,547
Growth & Income......................................................................................     6,678,500     1,597,932
Managed Index........................................................................................     5,847,079       142,815
Value................................................................................................     2,642,403       191,547
Balanced Assets......................................................................................     1,035,791        69,078

 NATIONS FUNDS
--------------------------------------------------------------------------------

 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
 JUNE 30, 1998 (UNAUDITED)

    The aggregate cost of purchases and proceeds from sales of long-term U.S. government securities for the period ended June 30, 1998, were as follows:

PORTFOLIO                                                                                                   PURCHASES     SALES
----------------------------------------------------------------------------------------------------------  ----------  ---------
Balanced Assets...........................................................................................  $  502,958  $  42,338

 5.  SHARES OF BENEFICIAL INTEREST/CAPITAL STOCK

    At June 30, 1998, an unlimited number of shares of beneficial interest without par value were authorized for the Trust. At June 30, 1998, Hartford Life Insurance Company owned the following percentage of shares outstanding:

PORTFOLIO
---------------------------------------------------------------------------------------------------------------
International Growth...........................................................................................
Focused Equities...............................................................................................
Managed SmallCap Index.........................................................................................
Disciplined Equity.............................................................................................
Growth & Income................................................................................................
Managed Index..................................................................................................
Value..........................................................................................................
Balanced Assets................................................................................................

PORTFOLIO                                                                                                          % OF SHARES HELD

---------------------------------------------------------------------------------------------------------------  -------------------
--

International Growth...........................................................................................               72%

Focused Equities...............................................................................................               43

Managed SmallCap Index.........................................................................................               89

Disciplined Equity.............................................................................................               42

Growth & Income................................................................................................               54

Managed Index..................................................................................................               80

Value..........................................................................................................               39

Balanced Assets................................................................................................               67


 6.  WRITTEN OPTIONS

    Each Portfolio may invest in written options. These investments involve, to varying degrees, elements of market risk and risks in excess of the amount recognized in the Statement of Assets and Liabilities.

                                                                                             GROWTH
                                                                                            & INCOME            FOCUSED EQUITIES
                                                                                      ---------------------   ---------------------
                                                                                      NUMBER OF               NUMBER OF
SUMMARY OF WRITTEN OPTIONS                                                            CONTRACTS    PREMIUM    CONTRACTS    PREMIUM
------------------------------------------------------------------------------------  ----------   --------   ----------   --------
Outstanding at March 27, 1998.......................................................       --           --         --           --
  Contracts opened..................................................................      200      $ 3,690        200      $ 3,690
  Contracts closed..................................................................     (200)      (3,690)      (200)      (3,690)
                                                                                          ---      --------       ---      --------
Outstanding at June 30, 1998........................................................        0      $     0          0      $     0
                                                                                          ---      --------       ---      --------
                                                                                          ---      --------       ---      --------

 7.  LINE OF CREDIT

    The Trust participates in an uncommitted line of credit provided by BONY under a line of credit agreement (the "Agreement"). Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at the federal funds rate plus 0.50% on an annualized basis. The Agreement requires, among other things, that each participating Portfolio maintain a ratio of no less than 4 to 1 net assets (not including funds borrowed pursuant to the Agreement) to aggregate amount of indebtedness pursuant to the Agreement. For the period ended June 30, 1998, there were no borrowings by the Portfolios under the Agreement

 8.  LENDING OF PORTFOLIO SECURITIES

    Under an agreement with BONY, the Portfolios have the ability to lend their securities to approved brokers, dealers and other financial institutions. Loans of portfolio securities are collateralized by cash, in an amount at least equal to the market value of the securities on loan. The cash collateral received is invested in Nations Cash Reserves, a portfolio of Nations Institutional Reserves. A portion of the income generated by the investment of the collateral, net of any rebate paid by BONY to borrowers, is remitted to BONY as lending agent, and the remainder is paid to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. There would be a potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears risk in the event that invested collateral is not sufficient to meet obligations due on the loans.

    At June 30, 1998, the following Portfolios had securities on loan.

                                                                                                  MARKET VALUE OF   MARKET VALUE
                                                                                                       LOANED            OF
PORTFOLIO                                                                                            SECURITIES      COLLATERAL
------------------------------------------------------------------------------------------------  ----------------  ------------
Focused Equities................................................................................     $  369,017      $  382,933
Managed SmallCap Index..........................................................................        170,329         178,477
Disciplined Equity..............................................................................         78,089          80,922
Growth & Income.................................................................................        298,728         310,579
Managed Index...................................................................................         78,156          80,784
Balanced Assets.................................................................................        236,108         241,246

                    [This page is intentionally left blank]

 HARTFORD BOND HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
 JUNE 30, 1998 (UNAUDITED)

  PRINCIPAL                                                          MARKET
   AMOUNT                                                            VALUE
 -----------                                                      ------------
 ASSET-BACKED SECURITIES -- 3.8%
              Capital Lease Funding Securitization, Series
              1997-CTL1, Class A1
 $ 7,039,221     7.42% due 06/22/24.............................  $  7,254,797
              Chemical Master Credit Card Trust, Series 96-1,
              Class A
  11,400,000     5.55% due 09/15/03.............................    11,348,358
              Oakwood Mortgage Investors, Inc. Series 94-A,
              Class B1
   1,465,871     8.40% due 02/15/15.............................     1,493,371
              PG & E 97-1 A6
   3,600,000     6.32% due 09/25/05.............................     3,662,964
              Sce Funding LLC Series 1997-1 A3
   3,250,000     6.17% due 03/25/03.............................     3,279,575
                                                                  ------------
              Total asset-backed securities.....................  $ 27,039,065
                                                                  ------------
                                                                  ------------
 CORPORATE BONDS & NOTES -- 51.6%
              CHEMICALS -- 1.0%
              du Pont (E.I.) Nemours & Co.
   5,700,000     6.75% due 09/01/07.............................     5,957,816
              Terra Industries, Inc.
   1,225,000    10.50% due 06/15/05.............................     1,319,937
                                                                  ------------
                                                                     7,277,753
                                                                  ------------
              COLLEGES AND UNIVERSITIES -- 1.5%
              Massachusetts Institute of Technology
   5,500,000     7.25% due 11/02/96.............................     6,367,377
              Yale University
   3,500,000     7.37% due 04/15/96.............................     4,154,454
                                                                  ------------
                                                                    10,521,831
                                                                  ------------
              COMMUNICATIONS EQUIPMENT -- 0.7%
              Comcast Cellular
   4,575,000     9.50% due 05/01/07.............................     4,769,437
                                                                  ------------
              CONSUMER DURABLES -- 0.9%
              Fred Meyer, Inc.
   6,000,000     7.37% due 03/01/05.............................     6,046,716
                                                                  ------------
              ENERGY & SERVICES -- 1.5%
              Tenneco, Inc.
   6,850,000     8.20% due 01/15/99.............................     7,037,806
              Union Oil Co. of California
   2,500,000     9.38% due 02/15/11.............................     3,171,372
                                                                  ------------
                                                                    10,209,178
                                                                  ------------
              FINANCIAL SERVICES -- 14.3%
              Abbey National First Capital (Yankee)
  12,545,000     8.20% due 10/15/04.............................    13,843,959
              Ahmanson (H.F.) & Co.
   5,500,000     6.35% due 09/01/98.............................     5,508,497
              Allstate Corp.
   1,765,000     6.75% due 05/15/18.............................     1,809,808
              Amvescap PLC
   7,500,000     6.60% due 05/15/05.............................     7,579,402
              BellSouth Capital Funding
   7,500,000     7.12% due 07/15/97.............................     8,301,787
              Buckeye Cellulos
     300,000     8.50% due 02/15/05.............................       306,000
              Chase Manhattan Corp.
   3,000,000     7.75% due 11/01/99.............................     3,071,073
              Dime Bancorp, Inc. Senior Notes
   3,000,000    10.50% due 01/15/05.............................     3,180,000
              Duke Realty LP
   5,000,000     7.25% due 09/22/02.............................     5,174,330

  PRINCIPAL                                                          MARKET
   AMOUNT                                                            VALUE
 -----------                                                      ------------
 CORPORATE BONDS & NOTES -- (CONTINUED)
              FINANCIAL SERVICES -- (CONTINUED)
              Equity Residential
 $ 3,700,000     7.12% due 10/15/17.............................  $  3,743,704
              General Motors Acceptance Corp.
   4,000,000     5.87% due 01/12/99.............................     3,999,088
              General Motors Acceptance Corp.
   5,500,000     6.88% due 07/15/01.............................     5,634,634
              General Motors Acceptance Corp.
   1,000,000     6.66% due 01/17/03.............................     1,018,020
              Landeskreditbank Baden-Wuerttemberg
   7,900,000     7.62% due 02/01/23.............................     9,276,551
              Lehman Brothers, Inc.
   3,000,000    10.00% due 05/15/99.............................     3,096,729
              Lehman Brothers, Inc.
   2,850,000     8.87% due 03/01/02.............................     3,094,232
              Massachusetts Mutual Life Insurance Co.*
  11,750,000     7.62% due 11/15/23.............................    13,300,776
              Phoenix Home Life Insurance Co.*
   2,750,000     6.95% due 12/01/06.............................     2,843,599
              Swiss Bank Corporation-NY
   1,000,000     7.37% due 06/15/17.............................     1,110,368
              Trenwick Group
   4,300,000     6.70% due 04/01/03.............................     4,340,054
              Westinghouse Credit Corp.
   3,000,000     8.87% due 06/14/14.............................     3,382,653
                                                                  ------------
                                                                   100,544,191
                                                                  ------------
              FOOD, BEVERAGE & TOBACCO -- 1.4%
              Ralcorp Holdings
   7,400,000     8.75% due 09/15/04.............................     8,427,371
              RJR Nabisco, Inc.
   1,350,000     8.50% due 07/01/07.............................     1,354,591
                                                                  ------------
                                                                     9,781,962
                                                                  ------------
              HEALTH CARE -- 1.2%
              Columbia Healthcare
   1,675,000     7.50% due 02/15/23.............................     1,582,203
              Columbia/HCA Healthcare
   2,250,000     7.50% due 11/15/95.............................     2,086,931
              Tenet Healthcare Corp.
   4,600,000     8.13% due 12/01/08.............................     4,628,750
                                                                  ------------
                                                                     8,297,884
                                                                  ------------
              HOTELS & GAMING -- 0.2%
              Boyd Gaming Corporation
   1,600,000     9.50% due 07/15/07.............................     1,640,000
                                                                  ------------
              INDUSTRIAL -- 4.5%
              American Standard Companies
   4,050,000     7.37% due 04/15/05.............................     4,035,792
              American Standard Companies
   4,600,000     7.37% due 02/01/08.............................     4,502,250
              Borden Chemical
     500,000     9.50% due 05/01/05.............................       500,000
              Domtar, Inc.
   2,550,000     9.50% due 08/01/16.............................     2,833,567
              Jones Intercable, Inc.
   2,000,000     7.62% due 04/15/08.............................     2,020,000
              Loewen Group International, Inc.
   3,900,000     8.25% due 10/15/03.............................     4,050,501
              Newport News Shipbuilding, Inc.
   2,000,000     8.62% due 12/01/06.............................     2,105,000
              Owens-Illinois, Inc.
   1,000,000     8.10% due 05/15/07.............................     1,067,844

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD BOND HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS -- (CONTINUED)
 JUNE 30, 1998 (UNAUDITED)

  PRINCIPAL                                                          MARKET
   AMOUNT                                                            VALUE
 -----------                                                      ------------
 CORPORATE BONDS & NOTES -- (CONTINUED)
              INDUSTRIAL -- (CONTINUED)
              Placer Dome, Inc.
 $ 6,200,000     7.12% due 06/15/07.............................  $  6,275,088
              U.S. Home Group
   1,390,000     7.95% due 03/01/01.............................     1,418,917
              US Home Corp.
   2,800,000     8.25% due 08/15/04.............................     2,828,000
                                                                  ------------
                                                                    31,636,959
                                                                  ------------
              INDUSTRIAL MATERIALS -- 0.1%
              Tesoro Petroleum Corp.
   1,000,000     9.00% due 07/01/08.............................     1,000,000
                                                                  ------------
              MEDIA & SERVICES -- 3.2%
              Continental Cablevision, Inc.
   1,000,000     9.50% due 08/01/13.............................     1,190,831
              Hollinger Intl Publishing
   1,400,000     8.62% due 03/15/06.............................     1,463,000
              News America Holdings, Inc.
   6,500,000     7.70% due 10/30/25.............................     6,969,072
              Lenfest Communications
   1,000,000     8.38% due 11/01/05.............................     1,062,500
              Rogers Cablesystems
   2,995,000     9.63% due 08/01/02.............................     3,197,162
              Time Warner Entertainment
   3,019,000     8.87% due 10/01/12.............................     3,676,366
              Turner Broadcasting
   5,900,000     7.40% due 02/01/04.............................     6,165,151
                                                                  ------------
                                                                    22,661,582
                                                                  ------------
              RETAIL -- 3.9%
              Kmart Corp.
     750,000     7.75% due 10/01/12.............................       756,948
              Kmart Corp.
   5,000,000     8.96% due 02/10/19.............................     5,209,525
              Kmart Corp.
   4,000,000    12.50% due 03/01/05.............................     5,005,472
              Kroger Co.
   6,500,000     7.00% due 05/01/18.............................     6,665,041
              Stop & Shop Companies, Inc.
   8,585,000     9.75% due 02/01/02.............................     9,578,318
                                                                  ------------
                                                                    27,215,304
                                                                  ------------
              TRANSPORTATION -- 6.4%
              Continental Airlines
   4,430,000     9.50% due 02/15/01.............................     4,706,875
              Continental Airlines*
  13,874,192     7.46% due 04/01/13.............................    15,011,043
              CSX Corp.
   4,000,000     7.25% due 05/01/04.............................     4,191,124
              Interpool, Inc.
   1,100,000     7.35% due 08/01/07.............................     1,108,505
              Northwest Airlines Trust, Series 2
   2,376,001    11.30% due 06/21/14.............................     3,137,652
              U.S. Air Inc., Series Class A
   4,697,951     6.76% due 04/15/08.............................     4,867,547
              United Air Lines
   8,900,000     9.75% due 08/16/21.............................    11,886,136
                                                                  ------------
                                                                    44,908,882
                                                                  ------------
              TELECOMMUNICATIONS -- 2.5%
              Lenfest Communications
   1,000,000     8.38% due 11/01/05.............................     1,062,500
  PRINCIPAL                                                          MARKET
   AMOUNT                                                            VALUE
 -----------                                                      ------------
 CORPORATE BONDS & NOTES -- (CONTINUED)
              TELECOMMUNICATIONS -- (CONTINUED)
              Rogers Cantel, Inc.
 $ 1,350,000     8.30% due 10/01/07.............................  $  1,323,000
              Rogers Cantel, Inc.
   1,150,000     9.38% due 06/01/08.............................     1,193,125
              Rogers Cantel, Inc.
   1,650,000     9.75% due 06/01/16.............................     1,724,250
              TCI Communications, Inc.
   3,500,000     7.88% due 08/01/13.............................     4,040,281
              Tele-Communications
     836,000     9.25% due 01/15/23.............................       961,241
              Tele-Communications, Inc.
   7,000,000     6.58% due 02/15/05.............................     7,629,174
                                                                  ------------
                                                                    17,933,571
                                                                  ------------
              UTILITIES -- 7.9%
              Bell Telephone Co. of Pennsylvania
   3,000,000     8.35% due 02/15/30.............................     3,800,055
              Calpine Corporation
   1,400,000     7.88% due 04/01/08.............................     1,396,500
              Chesapeake & Potomac Telephone Co.
   1,500,000     8.30% due 08/01/31.............................     1,907,694
              Cleveland Electric Illuminating Co.
   1,750,000     7.13% due 07/01/07.............................     1,855,260
              El Paso Electric Co. --
   4,500,000     8.90% due 02/01/06.............................     5,017,500
              El Paso Electric Co.
   1,200,000     9.40% due 05/01/11.............................     1,368,000
              Long Island Lighting Co.
   1,735,000     8.90% due 07/15/19.............................     1,840,137
              Niagara Mohawk Power
   6,850,000     7.25% due 10/01/02.............................     6,841,437
              Niagara Mohawk Power
   1,100,000     7.76% due 10/01/08.............................     1,128,875
              Pacificorp
   3,100,000     6.12% due 01/15/08.............................     3,089,494
              Pacificorp
  13,150,000     6.38% due 05/15/08.............................    13,226,611
              Public Service El-IBC
   4,000,000     7.00% due 09/01/24.............................     4,132,384
              Public Service El-MBIA
   7,000,000     6.75% due 01/01/16.............................     7,275,674
              Public Service El-MBIA
   1,400,000     6.75% due 01/01/16.............................     1,455,134
              WorldCom, Inc.
   1,100,000     8.87% due 01/15/06.............................     1,190,750
                                                                  ------------
                                                                    55,525,505
                                                                  ------------
              Total corporate bonds & notes.....................  $363,041,828
                                                                  ------------
                                                                  ------------
 FOREIGN BONDS -- 5.2%
              FOREIGN CORPORATIONS -- 1.2%
              Bayerische Landesbank (NY)
   7,000,000     6.20% due 02/09/06.............................  $  7,011,354
              Gulf Canada Resources
   1,000,000     8.25% due 03/15/17.............................     1,101,929
                                                                  ------------
                                                                     8,113,283
                                                                  ------------
              FOREIGN GOVERNMENTS -- 4.0%
              Ministry Finance Russia
   6,750,000    10.00% due 06/26/07.............................     5,113,125
              Republic of Argentina
   2,875,000     5.50% due 03/31/23.............................     2,140,078

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

  PRINCIPAL                                                          MARKET
   AMOUNT                                                            VALUE
 -----------                                                      ------------
 FOREIGN BONDS -- (CONTINUED)
              FOREIGN GOVERNMENTS -- (CONTINUED)
              Republic of Colombia
 $ 1,650,000     7.62% due 02/15/07.............................  $  1,480,378
              Republic of Korea
   1,625,000     8.87% due 04/15/08.............................     1,485,859
              Republic of Panama
  11,600,000     8.87% due 09/30/27.............................    10,940,250
              Republic of Venezuela Discount Series A
   2,000,000     6.75% due 03/31/20.............................     1,720,000
              Republic of Venezuela Unsecured
   7,150,000     9.25% due 09/15/27.............................     5,545,718
                                                                  ------------
                                                                    28,425,408
                                                                  ------------
              Total foreign bonds...............................  $ 36,538,691
                                                                  ------------
                                                                  ------------
   SHARES
 -----------
 PREFERRED STOCKS -- 0.5%
              FINANCIAL SERVICES
     156,000  Coastal Corporation (The).........................  $  3,861,000
                                                                  ------------
                                                                  ------------
  PRINCIPAL
   AMOUNT
 -----------
 U.S. TREASURIES & FEDERAL AGENCIES -- 32.2%
              U.S. TREASURY BONDS -- 10.2%
 $ 6,495,000     6.38% due 08/15/27.............................  $  7,134,354
   4,380,000     6.50% due 11/15/26.............................     4,864,537
  20,805,000     6.63% due 02/15/27.............................    23,503,158
   5,433,074     6.88% due 08/15/26.............................     5,433,074
   4,530,000     7.50% due 11/15/16.............................     5,438,831
  10,600,000     7.63% due 02/15/25.............................    13,346,067
   3,900,000     8.13% due 08/15/19.............................     5,033,437
   5,100,000     8.75% due 05/15/17.............................     6,869,062
                                                                  ------------
                                                                    71,622,520
                                                                  ------------
              U.S. TREASURY INFLATION-INDEXED SECURITIES -- 3.9%
   6,168,641     3.38% due 01/15/07.............................     6,129,151
  21,699,909     3.63% due 7/15/02 - 04/15/28...................    21,550,952
                                                                  ------------
                                                                    27,680,103
                                                                  ------------
              U.S. TREASURY NOTES -- 7.4%
   9,700,000     5.50% due 11/15/98.............................     9,703,036
   3,400,000     5.63% due 12/31/99 - 05/15/08..................     3,424,984
   7,660,000     5.88% due 08/15/98 - 11/15/05..................     7,747,756
  12,900,000     6.13% due 08/31/98 - 11/15/27..................    12,986,438
   7,000,000     6.25% due 07/31/98 - 11/15/27..................     7,094,441
   4,190,000     6.50% due 08/15/05 - 10/15/06..................     4,447,942
     692,000     6.75% due 08/15/26.............................       792,340
   3,280,000     6.88% due 08/31/99 - 05/15/06..................     3,545,837
     370,000     7.25% due 05/15/04.............................       401,450
   1,500,000     7.50% due 10/31/99 - 11/15/24..................     1,838,907
                                                                  ------------
                                                                    51,983,131
                                                                  ------------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 9.7%
   4,000,000     5.25% due 01/15/03.............................     3,939,680
  55,444,615     6.00% due 07/01/12 - 06/01/28..................    54,790,842
  PRINCIPAL                                                          MARKET
   AMOUNT                                                            VALUE
 -----------                                                      ------------
 U.S. TREASURIES & FEDERAL AGENCIES -- (CONTINUED)
              FEDERAL NATIONAL MORTGAGE ASSOCIATION --
              (CONTINUED)

 $ 2,925,887     6.48% due 12/01/05.............................  $  2,997,395
   6,466,709     6.50% due 10/01/12 - 07/25/28..................     6,482,175
                                                                  ------------
                                                                    68,210,092
                                                                  ------------
              U.S. GOVERNMENT AGENCIES -- 1.0%
              Israel AID (State of)
   7,200,000     4.88% due 09/15/98.............................     7,184,800
                                                                  ------------
              Total U.S. treasuries & federal agencies..........  $226,680,646
                                                                  ------------
                                                                  ------------
 SHORT-TERM SECURITIES -- 5.1%
              REPURCHASE AGREEMENT
  36,197,000    Interest in $131,291,000 joint repurchase
                agreement with State Street Bank dated 06/30/98
                at 5.90%, to be repurchased at $36,202,932 on
                07/01/98; (collateralized by $131,291,000 U.S.
                Treasury Bonds 6.5% due 11/15/26)...............  $ 36,197,000
                                                                  ------------
                                                                  ------------

DIVERSIFICATION OF NET ASSETS:
Total asset-backed securities (cost $26,307,494).......    3.8%  $ 27,039,065
Total corporate bonds & notes (cost $347,478,382)......   51.6    363,041,828
Total foreign bonds (cost $38,902,803).................    5.2     36,538,691
Total preferred stocks (cost $3,900,000)...............    0.5      3,861,000
Total U.S. treasuries & federal agencies (cost
  $222,432,120)........................................   32.2    226,680,646
Total short-term securities (cost $36,197,000).........    5.1     36,197,000
                                                         -----   ------------
Total investment in securities
  (total cost $675,217,799)............................   98.4    693,358,230
Excess of cash, receivables and other assets over
  liabilities..........................................    1.6     10,287,792
                                                         -----   ------------
Net assets.............................................  100.0%  $703,646,022
                                                         -----   ------------
                                                         -----   ------------

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share; 1,500,000,000 shares
  authorized; 644,475,161 shares outstanding..................   $ 64,447,516
Capital surplus...............................................    597,887,088
Accumulated undistributed net investment income...............     18,601,995
Accumulated undistributed net realized gain on investments....
                                                                    4,568,992
Unrealized appreciation of investments........................     18,140,431
                                                                 ------------
Net assets....................................................   $703,646,022
                                                                 ------------
                                                                 ------------

Class IA
Net asset value per share ($702,486,673  DIVIDED BY
  643,340,701 shares outstanding)......................  $1.09
                                                         -----
                                                         -----
Class IB
Net asset value per share ($1,159,349  DIVIDED BY
  1,134,460 shares outstanding)........................  $1.02
                                                         -----
                                                         -----

* Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1998, the market value of these securities amounted to $31,155,418 or 4% of net assets.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD STOCK HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
 JUNE 30, 1998 (UNAUDITED)

                                                                       MARKET
    SHARES                                                             VALUE
 ------------                                                      --------------
 COMMON STOCKS -- 93.8%
               COMMUNICATIONS EQUIPMENT -- 4.0%
     *225,000  Ciena Corporation.................................  $   15,665,625
   *1,275,000  Cisco Systems, Inc................................     117,379,687
    1,000,000  Ericsson (L.M.) Telephone ADR.....................      28,625,000
    1,000,000  Lucent Technologies, Inc..........................      83,187,500
                                                                   --------------
                                                                      244,857,812
                                                                   --------------
               COMPUTERS & OFFICE
               EQUIPMENT -- 4.8%
    1,150,000  Compaq Computer Corporation.......................      32,631,250
   *1,518,600  EMC Corporation...................................      68,052,267
      800,000  International Business Machines Corporation.......      91,850,000
    1,050,000  Xerox Corporation.................................     106,706,250
                                                                   --------------
                                                                      299,239,767
                                                                   --------------
               CONSUMER NON-DURABLES -- 6.0%
      795,000  Colgate Palmolive Company.........................      69,960,000
      450,000  Estee Lauder Companies Class A....................      31,359,375
    1,450,000  Gillette Company (The)............................      82,196,875
    1,445,000  Kimberly-Clark Corporation........................      66,289,375
    1,300,000  Proctor & Gamble Company (The)....................     118,381,250
                                                                   --------------
                                                                      368,186,875
                                                                   --------------
               CONSUMER SERVICES -- 2.0%
     *374,548  Autotote Corp. (Unregistered Shares)..............         646,095
      700,000  Eastman Kodak Company.............................      51,143,750
   *2,020,000  Mirage Resorts, Inc...............................      43,051,250
      694,900  ServiceMaster Company (The).......................      26,449,631
                                                                   --------------
                                                                      121,290,726
                                                                   --------------
               ELECTRONICS -- 6.3%
     *550,000  Altera Corporation................................      16,259,375
     *935,000  Analog Devices, Inc...............................      22,965,937
     *400,000  Applied Materials, Inc............................      11,800,000
    2,800,000  General Electric Company..........................     254,800,000
    1,120,000  Intel Corporation.................................      83,020,000
                                                                   --------------
                                                                      388,845,312
                                                                   --------------
               ENERGY & SERVICES -- 4.5%
      575,000  Chevron Corporation...............................      47,760,937
      800,000  Exxon Corporation.................................      57,050,000
    1,600,000  Royal Dutch Petroleum Co. ADR.....................      87,700,000
    1,250,000  Schlumberger Ltd. N.V.............................      85,390,625
                                                                   --------------
                                                                      277,901,562
                                                                   --------------
               FINANCIAL SERVICES -- 19.1%
      720,000  Ace Ltd...........................................      28,080,000
    1,000,000  American Express Co...............................     114,000,000
      700,000  American International Group, Inc.................     102,200,000
    1,050,000  Associates First Capital Corporation..............      80,718,750
      700,000  BankAmerica Corporation...........................      60,506,250
      800,000  Citicorp..........................................     119,400,000
      300,000  Federal National Mortgage Association.............      18,225,000
    1,000,000  First Union Corporation...........................      58,250,000
    1,950,000  Marsh & McLennan Companies, Inc...................     117,853,125
      138,200  Mellon Bank Corporation...........................       9,622,175
    1,660,000  Merrill Lynch & Co., Inc..........................     152,212,500

                                                                       MARKET
    SHARES                                                             VALUE
 ------------                                                      --------------
               FINANCIAL SERVICES -- (CONTINUED)
      375,000  NationsBank Corporation...........................  $   28,687,500
    1,250,000  State Street Corporation..........................      86,875,000
    2,280,000  Travelers Group, Inc..............................     138,225,000
    1,500,000  U.S. Bancorp......................................      64,500,000
                                                                   --------------
                                                                    1,179,355,300
                                                                   --------------
               FOOD, BEVERAGE & TOBACCO -- 3.7%
    1,100,000  Coca-Cola Company (The)...........................      94,050,000
      750,000  Nabisco Holdings Corporation......................      27,046,875
    1,150,000  PepsiCo, Inc......................................      47,365,625
      750,000  Unilever N.V.-New York Shares.....................      59,203,125
                                                                   --------------
                                                                      227,665,625
                                                                   --------------
               HEALTH CARE -- 13.6%
    2,240,000  Abbott Laboratories...............................      91,560,000
    2,100,000  American Home Products Corporation and
                 Subsidiaries....................................     108,675,000
    2,600,000  Columbia/HCA Healthcare Corporation...............      75,725,000
    1,200,000  Johnson & Johnson.................................      88,500,000
      920,000  Merck & Co., Inc..................................     123,050,000
      900,000  Pfizer, Inc.......................................      97,818,750
    1,800,000  Pharmacia & Upjohn, Inc...........................      83,025,000
    1,050,000  Service Corporation International.................      45,018,750
      700,000  SmithKline Beecham PLC ADR........................      42,350,000
     *655,000  Tenet Healthcare Corporation......................      20,468,750
      960,000  Warner-Lambert Company............................      66,600,000
                                                                   --------------
                                                                      842,791,250
                                                                   --------------
               INDUSTRIAL MATERIALS -- 0.2%
      406,100  Santa Fe International Corporation................      12,284,525
                                                                   --------------
               MANUFACTURING -- 0.9%
      850,000  Perkin-Elmer Corporation (The)....................      52,859,375
                                                                   --------------
               MEDIA & SERVICES -- 5.2%
     *650,000  Airtouch Communications, Inc......................      37,984,375
     *850,000  CBS Corporation...................................      26,987,500
     *358,700  Clear Channel Communications, Inc.................      39,143,137
    2,038,900  Gannett Co., Inc..................................     144,889,331
      700,000  Walt Disney Company (The).........................      73,543,750
                                                                   --------------
                                                                      322,548,093
                                                                   --------------
               REAL ESTATE -- 0.1%
       *6,150  Security Capital Group, Incorporated..............       8,179,500
                                                                   --------------
               RETAIL -- 9.2%
    2,046,000  CVS Corporation...................................      79,666,125
      850,000  Gap, Inc..........................................      52,381,250
    1,252,500  Home Depot, Inc. (The)............................     104,035,781
    1,675,000  McDonald's Corporation............................     115,575,000
     *640,000  Staples, Inc......................................      18,520,000
    3,000,000  Wal-Mart Stores, Inc..............................     182,250,000
      450,000  Walgreen Co.......................................      18,590,625
                                                                   --------------
                                                                      571,018,781
                                                                   --------------
               SOFTWARE & SERVICES -- 6.5%
     *300,000  America Online, Inc...............................      31,800,000
     *915,500  Automatic Data Processing, Inc....................      66,717,062

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

                                                                       MARKET
    SHARES                                                             VALUE
 ------------                                                      --------------
 COMMON STOCKS -- (CONTINUED)
               SOFTWARE & SERVICES -- (CONTINUED)
      800,000  Computer Sciences Corporation.....................  $   51,200,000
    1,400,000  First Data Corporation............................      46,637,500
   *1,600,000  Microsoft Corporation.............................     173,400,000
     *650,000  PeopleSoft, Inc...................................      30,550,000
                                                                   --------------
                                                                      400,304,562
                                                                   --------------
               TRANSPORTATION -- 1.8%
    2,250,000  Southwest Airlines Co.............................      66,656,250
    1,050,000  Union Pacific Corp................................      46,331,250
                                                                   --------------
                                                                      112,987,500
                                                                   --------------
               UTILITIES -- 5.9%
      300,000  Ameritech Corporation.............................      13,462,500
    2,000,000  Bell Atlantic Corporation.........................      91,250,000
      600,000  Duke Energy Corporation...........................      35,550,000
      500,000  MCI Communications Corporation....................      29,062,500
    3,000,000  SBC Communications, Inc...........................     120,000,000
   *1,500,000  WorldCom, Inc.....................................      72,656,250
                                                                   --------------
                                                                      361,981,250
                                                                   --------------
               Total common stocks...............................  $5,792,297,815
                                                                   --------------
                                                                   --------------
  PRINCIPAL
    AMOUNT
 ------------
 SHORT TERM SECURITIES -- 5.8%
               REPURCHASE AGREEMENT
 $358,629,000    Interest in $1,111,215,000 joint repurchase
                 agreement with State Street Bank dated 06/30/98
                 at 5.80%, to be repurchased at $358,686,779 on
                 07/01/98; (Collateralized by $421,318,000 U.S.
                 Treasury Notes 5.75%-7.825% due
                 05/15/99-11/15/04, $563,474,000 U.S. Treasury
                 Bonds 8.00%-11.125% due 02/15/15-08/15/25,
                 121,000,000 U.S. Treasury Strips (principal) 0%
                 due 08/15/04-08/15/07 and 5,423,000 U.S.
                 Treasury Bills 0% due 08/13/98).................  $  358,629,000
                                                                   --------------
                                                                   --------------

                                                                          MARKET
                                                                           VALUE
                                                                      ---------------

 DIVERSIFICATION OF NET ASSETS:
 Total common stocks (cost $3,565,285,159)..............    93.8%     $ 5,792,297,815
 Total short-term securities (cost $358,629,000)........     5.8          358,629,000
                                                          ------      ---------------
 Total investment in securities
   (total cost $3,923,914,159)..........................    99.6        6,150,926,815
 Excess of cash, receivables and other assets over
   liabilities..........................................     0.4           24,049,188
                                                          ------      ---------------
 Net assets.............................................   100.0%     $ 6,174,976,003
                                                          ------      ---------------
                                                          ------      ---------------

 SUMMARY OF SHAREHOLDERS' EQUITY:
 Capital stock, par value $0.10 per share; 2,000,000,000 shares
   authorized; 1,029,069,147 shares outstanding.................      $   102,906,915
 Capital surplus................................................        3,564,367,242
 Accumulated undistributed net investment income................           24,792,296
 Accumulated undistributed net realized gain on investments.....
                                                                          255,896,894
 Unrealized appreciation of investments.........................        2,227,012,656
                                                                      ---------------
 Net assets.....................................................      $ 6,174,976,003
                                                                      ---------------
                                                                      ---------------

Class IA
Net asset value per share ($6,172,891,347  DIVIDED BY
  1,027,075,607 shares outstanding)....................  $6.01
                                                         -----
                                                         -----
Class IB
Net asset value per share ($2,084,656  DIVIDED BY
  1,993,540 shares outstanding)........................  $1.05
                                                         -----
                                                         -----

* Non-income producing during period.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD MONEY MARKET HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
 JUNE 30, 1998 (UNAUDITED)

  PRINCIPAL                                                               MARKET
   AMOUNT                                                                  VALUE
 -----------                                                           -------------
 COMMERCIAL PAPER -- 63.5%
              Allergan Inc.
 $10,000,000    5.56% due 08/04/98...................................  $   9,947,488
              Allergan Inc.
  10,000,000    5.55% due 07/28/98...................................      9,958,375
              American Home Products
  10,000,000    5.48% due 07/14/98...................................      9,980,211
              Aristar, Inc.
  10,000,000    5.60% due 07/10/98...................................      9,986,000
              Associates Corp. of North America
  10,000,000    5.49% due 08/24/98...................................      9,917,650
              Bankers Trust New York
  10,000,000    5.55% due 10/26/98...................................      9,819,625
              Bankers Trust New York
  10,000,000    5.5% due 09/28/98....................................      9,864,027
              Countrywide Home Loans
  10,000,000    5.54% due 09/01/98...................................      9,904,675
              Countrywide Home Loans
  10,000,000    5.54% due 07/21/98...................................      9,969,222
              Daimler Benz N.A.
  10,000,000    5.48% due 07/13/98...................................      9,981,733
              Daimler Benz N.A.
  10,000,000    5.52% due 08/24/98...................................      9,917,200
              Eaton Corp.
  10,000,000    5.49% due 01/12/98...................................      9,795,650
              Eaton Corp.
  10,000,000    5.49% due 11/03/98...................................      9,809,201
              Finova Capital Corp.
  10,000,000    5.53% due 09/08/98...................................      9,894,008
              Finova Capital Corp.
  10,000,000    5.55% due 07/09/98...................................      9,987,666
              Ford Motor Credit
  15,000,000    5.48% due 07/27/98...................................     14,940,633
              General Electric Capital
  10,000,000    5.46% due 09/09/98...................................      9,893,833
              General Signal Corp.
   9,750,000    5.60% due 07/21/98...................................      9,719,666
              GTE Corporation
  10,000,000    5.55% due 07/07/98...................................      9,990,750
              J.P. Morgan & Co.
   5,000,000    5.50% due 09/14/98...................................      4,942,708
              J.P. Morgan & Co.
  15,000,000    5.50% due 10/19/98...................................     14,747,916
              Monsanto Co.
  10,000,000    5.50% due 10/26/98...................................      9,821,250
              Morgan Stanley
  10,000,000    5.50% due 08/31/98...................................      9,906,805
              National Rural Utilities
  10,000,000    5.50% due 09/14/98...................................      9,885,416
              National Rural Utilities
  10,000,000    5.51% due 08/05/98...................................      9,946,430
              Nationwide Building Society
  10,000,000    5.51% due 08/17/98...................................      9,928,063
              Nationwide Building Society
  10,000,000    5.50% due 10/13/98...................................      9,841,111
              Nordbanken North America
  10,000,000    5.50% due 10/05/98...................................      9,853,333
              Procter & Gamble Co.
  10,000,000    5.50% due 09/14/98...................................      9,885,416

  PRINCIPAL                                                               MARKET
   AMOUNT                                                                  VALUE
 -----------                                                           -------------
              Salomon Smith Barney, Inc.
 $10,000,000    5.51% due 08/31/98...................................  $   9,906,658
              Salomon Smith Barney, Inc.
  10,000,000    5.51% due 08/03/98...................................      9,949,491
              Sherwin-Williams Co.
   5,000,000    5.51% due 08/10/98...................................      4,969,388
              Sherwin-Williams Co.
   4,200,000    5.55% due 09/22/98...................................      4,146,257
              Southland Corp.
   4,000,000    5.53% due 08/11/98...................................      3,974,807
              Southland Corp.
   1,298,000    5.49% due 09/09/98...................................      1,284,143
              Southland Corp.
   9,727,000    5.49% due 09/08/98...................................      9,624,647
              Southland Corp.
   5,000,000    5.54% due 08/11/98...................................      4,968,452
              Spintab
  10,000,000    5.56% due 01/18/98...................................      9,783,777
              Svenska Handelsbanken, Inc.
  10,000,000    5.44% due 09/22/98...................................      9,874,577
              Svenska Handelsbanken, Inc.
  10,000,000    5.43% due 09/21/98...................................      9,876,316
              Westpac Capital Corp.
  10,000,000    5.51% due 08/24/98...................................      9,917,425
              Westpac Capital Corp.
  10,000,000    5.50% due 08/17/98...................................      9,928,194
              Wood Street Funding Corp.
  10,000,000    5.50% due 07/09/98...................................      9,987,777
              Zeneca Inc.
  10,000,000    5.48% due 07/15/98...................................      9,978,688
                                                                       -------------
              Total commercial paper.................................  $ 410,206,658
                                                                       -------------
                                                                       -------------
 CORPORATE NOTES -- 30.5%
              Bear Stearns Companies, Inc.
  15,000,000    5.67% due 10/15/98...................................  $  15,000,000
              Caterpillar Financial Services
  10,000,000    6.58% due 10/19/98...................................     10,007,908
              First USA Bank
   4,250,000    5.89% due 10/22/98...................................      4,255,257
              First USA Bank
  15,000,000    5.83% due 10/09/98...................................     15,014,486
              General Motors Acceptance Corp.
   5,000,000    6.06% due 08/03/98...................................      5,000,985
              Goldman Sachs Group
  20,000,000    5.63% due 03/26/99...................................     20,000,000
              Honda Motor Corp Mtn
  20,000,000    5.62% due 04/08/99...................................     19,996,448
              John Deere
  20,000,000    5.49% due 02/09/99...................................     19,992,668
              Lehman Brothers Holdings, Inc.
   4,000,000    8.87% due 11/01/99...................................      4,035,948
              Lehman Brothers Holdings, Inc.
  15,250,000    5.92% due 01/13/99...................................     15,250,000
              Merrill Lynch & Co., Inc.
  20,000,000    5.68% due 07/20/99...................................     20,000,000
              Morgan Stanley Group, Inc.
   5,000,000    5.62% due 02/10/99...................................      5,002,800

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

  PRINCIPAL                                                               MARKET
   AMOUNT                                                                  VALUE
 -----------                                                           -------------
 CORPORATE NOTES -- (CONTINUED)
              Morgan Stanley Group, Inc.
 $ 5,000,000    5.66% due 02/28/98...................................  $   5,002,766
              Triangle Funding Ltd.
  19,250,000    5.75% due 01/15/98...................................     19,250,000
              USL Capital Corporation
   9,250,000    5.67% due 04/19/99...................................      9,265,882
              Wells Fargo
  10,000,000    5.82% due 07/01/98...................................     10,000,000
                                                                       -------------
              Total corporate notes..................................  $ 197,075,148
                                                                       -------------
                                                                       -------------
 REPURCHASE AGREEMENT -- 4.1%
 $26,155,000    Interest in $131,291,000 joint repurchase agreement
                with State Street Bank dated 06/30/98 at 5.90%, to be
                repurchased at $26,159,287 on 07/01/98;
                (collateralized by $131,291,000 U.S. Treasury Bonds
                6.5% due 11/15/26)...................................  $  26,155,000
                                                                       -------------
                                                                       -------------

                                                                          MARKET
                                                                           VALUE
                                                                      ---------------

 DIVERSIFICATION OF NET ASSETS:
 Total commercial paper (cost $410,206,658).............    63.5%     $   410,206,658
 Total corporate notes (cost $197,075,148)..............    30.5          197,075,148
 Total repurchase agreement (cost $26,155,000)..........     4.1           26,155,000
                                                          ------      ---------------
 Total investment in securities (total cost
   $633,436,806)*.......................................    98.1          633,436,806
 Excess of cash, receivables and other assets over
   liabilities..........................................     1.9           12,114,521
                                                          ------      ---------------
 Net assets applicable to $1.00 per share based on
   645,551,327 shares outstanding.......................   100.0%     $   645,551,327
                                                          ------      ---------------
                                                          ------      ---------------

 SUMMARY OF SHAREHOLDERS' EQUITY:
 Capital stock, par value $0.10 per share; 1,300,000,000 shares
   authorized; 645,551,327 shares outstanding...................      $    64,555,133
 Paid in surplus................................................          580,996,194
                                                                      ---------------
 Net assets.....................................................      $   645,551,327
                                                                      ---------------
                                                                      ---------------

Class IA
Shares of beneficial interest outstanding, $0.10 par
  value (net assets $645,163,373)......................  645,163,373
Net asset value........................................  $1.00
                                                          ----
                                                          ----
Class IB
Shares of beneficial interest outstanding, $0.10 par
  value (net assets $387,954)..........................  387,954
Net asset value........................................  $1.00
                                                          ----
                                                          ----

* Aggregate cost for federal income tax purposes.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD ADVISERS HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
 JUNE 30, 1998 (UNAUDITED)

                                                                         MARKET
     SHARES                                                               VALUE
 --------------                                                      ---------------
 COMMON STOCKS -- 62.2%
                 COMMUNICATIONS EQUIPMENT -- 2.7%
       *240,000  Ciena Corporation.................................  $    16,710,000
     *1,432,500  Cisco Systems, Inc................................      131,879,531
      1,000,000  Ericsson (L.M.) Telephone ADR.....................       28,625,000
      1,070,000  Lucent Technologies, Inc..........................       89,010,625
                                                                     ---------------
                                                                         266,225,156
                                                                     ---------------
                 COMPUTERS & OFFICE
                 EQUIPMENT -- 3.5%
      1,050,000  Compaq Computer Corporation.......................       29,793,750
     *1,898,000  EMC Corp..........................................       85,054,125
        920,000  International Business Machines Corp..............      105,627,500
      1,360,000  Xerox Corporation.................................      138,210,000
                                                                     ---------------
                                                                         358,685,375
                                                                     ---------------
                 CONSUMER NON-DURABLES -- 3.5%
        625,000  Colgate-Palmolive Company.........................       55,000,000
        550,000  Estee Lauder Companies Class A....................       38,328,125
      1,400,000  Gillette Company (The)............................       79,362,500
      1,450,000  Kimberly-Clark Corporation........................       66,518,750
      1,360,000  Proctor & Gamble Company (The)....................      123,845,000
                                                                     ---------------
                                                                         363,054,375
                                                                     ---------------
                 CONSUMER SERVICES -- 1.2%
       *561,821  Autotote Corp. (Unregistered Shares)..............          969,141
        650,000  Eastman Kodak Company.............................       47,490,625
     *2,350,000  Mirage Resorts, Inc...............................       50,084,375
        730,700  ServiceMaster Company (The).......................       27,812,268
                                                                     ---------------
                                                                         126,356,409
                                                                     ---------------
                 ELECTRONICS -- 4.4%
       *575,000  Altera Corporation................................       16,998,437
     *1,165,000  Analog Devices, Inc...............................       28,615,312
       *400,000  Applied Materials, Inc............................       11,800,000
      3,250,000  General Electric Company..........................      295,750,000
      1,350,000  Intel Corporation.................................      100,068,750
                                                                     ---------------
                                                                         453,232,499
                                                                     ---------------
                 ENERGY & SERVICES -- 2.9%
        650,000  Chevron Corporation...............................       53,990,625
        800,000  Exxon Corporation.................................       57,050,000
      1,800,000  Royal Dutch Petroleum Co..........................       98,662,500
      1,270,000  Schlumberger Ltd. N.V.............................       86,756,875
                                                                     ---------------
                                                                         296,460,000
                                                                     ---------------
                 FINANCIAL SERVICES -- 12.9%
      1,110,000  Ace Ltd...........................................       43,290,000
      1,100,000  American Express Co...............................      125,400,000
        772,500  American International Group, Inc.................      112,785,000
      1,130,000  Associates First Capital Corporation..............       86,868,750
        800,000  BankAmerica Corporation...........................       69,150,000
        875,000  Citicorp..........................................      130,593,750
        300,000  Federal National Mortgage Association.............       18,225,000
      1,100,000  First Union Corporation...........................       64,075,000
      2,145,000  Marsh & McLennan Companies, Inc...................      129,638,437
         42,800  Mellon Bank Corporation...........................        2,979,950
      1,850,000  Merrill Lynch & Co., Inc..........................      170,662,500
        450,000  NationsBank Corporation...........................       34,425,000
      1,350,000  State Street Corp.................................       93,825,000
      2,850,000  Travelers Group, Inc..............................      172,781,250
      1,545,000  U.S. Bancorp......................................       66,435,000
                                                                     ---------------
                                                                       1,321,134,637
                                                                     ---------------

                                                                         MARKET
     SHARES                                                               VALUE
 --------------                                                      ---------------
                 FOOD, BEVERAGE & TOBACCO -- 2.1%
      1,150,000  Coca-Cola Company (The)                             $    98,325,000
        700,000  Nabisco Holdings Corporation......................       25,243,750
      1,100,000  PepsiCo, Inc......................................       45,306,250
        550,000  Unilever NV-New York Shares.......................       43,415,625
                                                                     ---------------
                                                                         212,290,625
                                                                     ---------------
                 HEALTH CARE -- 9.2%
      2,600,000  Abbott Laboratories...............................      106,275,000
      2,550,000  American Home Products Corporation and
                   Subsidiaries....................................      131,962,500
      2,800,000  Columbia/HCA Healthcare Corporation...............       81,550,000
      1,370,000  Johnson & Johnson.................................      101,037,500
      1,000,000  Merck & Co., Inc..................................      133,750,000
      1,000,000  Pfizer, Inc.......................................      108,687,500
      2,100,000  Pharmacia & Upjohn, Inc...........................       96,862,500
      1,125,000  Service Corporation International.................       48,234,375
        700,000  SmithKline Beecham PLC ADR........................       42,350,000
        895,000  Tenet Healthcare Corporation......................       27,968,750
        975,000  Warner-Lambert Company............................       67,640,625
                                                                     ---------------
                                                                         946,318,750
                                                                     ---------------
                 INDUSTRIAL MATERIALS -- 0.1%
        400,000  Santa Fe International Corporation................       12,100,000
                                                                     ---------------
                 MANUFACTURING -- 0.5%
        850,000  Perkin-Elmer Corporation (The)....................       52,859,375
                                                                     ---------------
                 MEDIA & SERVICES -- 3.4%
       *500,000  Airtouch Communications, Inc......................       29,218,750
       *820,000  CBS Corporation...................................       26,035,000
       *466,300  Clear Channel Communications, Inc.................       50,884,987
      2,479,000  Gannett Co., Inc..................................      176,163,937
        625,000  Walt Disney Company (The).........................       65,664,062
                                                                     ---------------
                                                                         347,966,736
                                                                     ---------------
                 REAL ESTATE -- 0.1%
         *6,150  Security Capital Group, Incorporated..............        8,179,500
                                                                     ---------------
                 RETAIL -- 6.4%
      2,519,600  CVS Corporation...................................       98,106,925
        625,000  Gap, Inc..........................................       38,515,625
      1,447,500  Home Depot, Inc. (The)............................      120,232,968
      2,035,000  McDonald's Corporation............................      140,415,000
       *690,000  Staples, Inc......................................       19,966,875
      3,600,000  Wal-Mart Stores, Inc..............................      218,700,000
        500,000  Walgreen Co.......................................       20,656,250
                                                                     ---------------
                                                                         656,593,643
                                                                     ---------------
                 SOFTWARE & SERVICES -- 4.5%
       *300,000  America Online, Inc...............................       31,800,000
        898,200  Automatic Data Processing, Inc....................       65,456,325
     *1,000,000  Computer Sciences Corporation.....................       64,000,000
      1,650,000  First Data Corporation............................       54,965,625
     *1,900,000  Microsoft Corporation.............................      205,912,500
       *750,000  PeopleSoft, Inc...................................       35,250,000
                                                                     ---------------
                                                                         457,384,450
                                                                     ---------------
                 TRANSPORTATION -- 1.3%
      2,775,000  Southwest Airlines Co.............................       82,209,375
      1,230,000  Union Pacific Corp................................       54,273,750
                                                                     ---------------
                                                                         136,483,125
                                                                     ---------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

                                                                         MARKET
     SHARES                                                               VALUE
 --------------                                                      ---------------
 COMMON STOCKS -- (CONTINUED)
                 UTILITIES -- 3.5%
        300,000  Ameritech Corporation.............................  $    13,462,500
      1,500,000  Bell Atlantic Corporation.........................       68,437,500
        600,000  Duke Energy Corporation...........................       35,550,000
        500,000  MCI Communications Corporation....................       29,062,500
      3,700,000  SBC Communications, Inc...........................      148,000,000
      1,300,000  WorldCom, Inc.....................................       62,968,750
                                                                     ---------------
                                                                         357,481,250
                                                                     ---------------
                 Total common stocks...............................  $ 6,372,805,905
                                                                     ---------------
                                                                     ---------------
 ASSET-BACKED SECURITIES -- 0.3%
                 Aesop AU 98-1
     30,000,000    6.14% due 05/20/06..............................  $    30,018,750
                                                                     ---------------
                                                                     ---------------
   PRINCIPAL
     AMOUNT
 --------------
 CORPORATE BONDS & NOTES -- 5.9%
                 FINANCIAL SERVICES -- 3.4%
                 Amerus Life Holdings
 $   17,905,000    6.95% due 06/15/05..............................  $    17,878,411
                 Amvescap Plc
     21,670,000    6.60% due 06/15/05..............................       21,899,420
                 Associate Corp. N.A.
     15,000,000    6.50% due 10/15/02..............................       15,240,075
                 Bank of Boston Corporation
     10,000,000    6.63% due 02/01/04..............................       10,177,600
                 Banponce Corp.
     14,825,000    6.75% due 12/15/05..............................       15,205,424
                 Bayerische Landesbank NY
     15,000,000    5.63% due 02/26/01..............................       14,886,150
                 CIT Group Holdings
     20,000,000    6.75% due 05/14/01..............................       20,412,700
                 Chase Manhattan Corp.
     10,000,000    8.50% due 02/15/02..............................       10,785,640
                 Citicorp
     20,000,000    5.63% due 02/15/01..............................       19,785,460
                 Credit National Euro
     24,000,000    7.00% due 11/14/05..............................       24,480,000
                 Fairfax Financial Holdings
     10,000,000    7.75% due 12/15/03..............................       10,513,950
                 Finova Capital Corporation
     18,000,000    6.39% due 10/08/02..............................       18,190,602
                 First Interstate Bank
     12,000,000    9.00% due 11/15/04..............................       12,473,028
                 First Union Corp.
     25,000,000    6.40% due 04/01/08..............................       25,158,550
                 Fleet Financial Group
     20,000,000    6.88% due 01/15/28..............................       20,525,400
                 Heller Financial
     20,000,000    6.38% due 11/10/00..............................       20,097,420
                 Home Savings America
     15,000,000    6.00% due 11/01/00..............................       15,006,330
                 Lumbermens Mutual Casualty, Inc.
     10,000,000    9.15% due 07/01/26..............................       12,014,210
                 NationsBank Corp.
     20,000,000    7.80% due 09/15/16..............................       22,645,100
                 Travelers Group, Inc.
     10,000,000    6.25% due 12/01/05..............................       10,099,200
                 Travelers/Aetna P&C, Inc.
     10,000,000    6.75% due 04/15/01..............................       10,202,570
                                                                     ---------------
                                                                         347,677,240
                                                                     ---------------
   PRINCIPAL                                                             MARKET
     AMOUNT                                                               VALUE
 --------------                                                      ---------------
 CORPORATE BONDS & NOTES -- (CONTINUED)

                 INDUSTRIAL MATERIALS -- 1.8%
                 Boise Cascade Office
 $   25,000,000    7.05% due 05/15/05..............................  $    25,203,825
                 Computer Associates International
     25,000,000    6.50% due 04/15/08..............................       25,109,800
                 E.W. Scripps Company
     19,420,000    6.38% due 10/15/02..............................       19,600,062
                 Honeywell Inc.
     13,135,000    6.60% due 04/15/01..............................       13,329,200
                 Husky Oil Ltd.
     15,000,000    6.88% due 11/15/03..............................       15,052,800
                 ICI Wilmington
     20,000,000    6.95% due 09/15/04..............................       20,813,360
                 Postal Square LP
      7,300,764    8.95% due 06/15/22..............................        9,450,619
                 Praxair Inc.
     25,000,000    6.15% due 04/15/03..............................       24,974,000
                 Williams Companies, Inc.
     20,000,000    6.50% due 11/15/02..............................       20,237,860
                 Zeneca Wilmington
     10,000,000    6.30% due 06/15/03..............................       10,090,090
                                                                     ---------------
                                                                         183,861,616
                                                                     ---------------
                 REAL ESTATE -- 0.2%
                 Liberty Property Trust (REIT)
     20,000,000    7.25% due 08/15/07..............................       20,346,980
                                                                     ---------------
                 UTILITIES -- 0.5%
                 Hydro Quebec
     15,000,000    7.37% due 02/01/03..............................       15,737,250
                 Pacific Gas & Electric
     11,000,000    7.88% due 03/01/02..............................       11,658,581
                 Southern California Gas Co.
     10,000,000    5.75% due 11/15/03..............................        9,901,760
                 US West Capital Funding Inc.
     15,710,000    6.88% due 07/15/28..............................       15,758,701
                                                                     ---------------
                                                                          53,056,292
                                                                     ---------------
                 Total corporate bonds & notes.....................  $   604,942,128
                                                                     ---------------
                                                                     ---------------
 FOREIGN GOVERNMENT BONDS -- 0.2%
                 City Of Naples, Italy
 $   17,000,000    7.52% due 07/15/06..............................  $    18,025,000
                                                                     ---------------
                                                                     ---------------
 MORTGAGE-BACKED SECURITIES -- 0.7%
                 ASC 97-D4 A-1D
 $   18,000,000    7.49% due 04/14/29..............................  $    19,582,560
                 Chase Commercial Mortgage 1997-A2
     25,000,000    7.37% due 02/19/07..............................       26,619,750
                 Newcourt EQ 97-1 A4
     28,500,000    6.19% due 06/20/05..............................       28,732,560
                                                                     ---------------
                 Total mortgage-backed securities..................  $    74,934,870
                                                                     ---------------
                                                                     ---------------
 MUNICIPAL BONDS -- 0.3%
                 Miami Beach, Florida
 $    7,000,000    8.80% due 12/01/15..............................  $     7,883,519
                 Mount Sinai School of Medicine NY
     20,000,000    6.00% due 07/01/03..............................       20,119,860
                                                                     ---------------
                 Total municipal bonds.............................  $    28,003,379
                                                                     ---------------
                                                                     ---------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD ADVISERS HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS -- (CONTINUED)
 JUNE 30, 1998 (UNAUDITED)

   PRINCIPAL                                                             MARKET
     AMOUNT                                                               VALUE
 --------------                                                      ---------------
 U.S. TREASURIES & FEDERAL AGENCIES -- 27.4%
                 U.S. TREASURY BONDS -- 6.3%
 $3,683,000,000    6.25% due 08/15/23..............................  $   393,875,184
    214,000,000    7.25% due 05/15/16..............................      250,781,250
                                                                     ---------------
                                                                         644,656,434
                                                                     ---------------
                 U.S. TREASURY NOTES -- 18.2%
    584,000,000    5.75% due 10/31/00 - 08/15/03...................      589,190,075
    200,000,000    6.25% due 05/31/00..............................      202,625,000
    550,000,000    6.50% due 08/15/05 - 10/15/06...................      582,562,650
    207,000,000    7.25% due 05/15/04 - 08/15/04...................      224,962,866
    213,000,000    7.50% due 11/15/07 - 02/15/05...................      228,227,294
     34,000,000    7.75% due 12/31/99..............................       35,062,500
                                                                     ---------------
                                                                       1,862,630,385
                                                                     ---------------
                 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 2.9%
     49,640,684    6.00% due 06/15/24 - 05/15/28...................       48,477,120
    148,389,652    6.50% due 03/15/26 - 06/15/28...................      148,018,677
     99,112,410    7.00% due 11/15/23 - 11/15/24...................      100,938,336
      2,849,002    9.00% due 06/20/16 - 07/20/16...................        3,069,201
                                                                     ---------------
                                                                         300,503,334
                                                                     ---------------
                 Total U.S. treasuries & federal agencies..........  $ 2,807,790,153
                                                                     ---------------
                                                                     ---------------
 SHORT-TERM SECURITIES -- 2.3%
                 REPURCHASE AGREEMENT
 $  235,723,000    Interest in $1,111,215,000 joint repurchase
                   agreement with State Street Bank dated 06/30/98
                   at 5.80%, to be repurchased at $235,760,978 on
                   07/01/98; (collateralized by $421,318,000 U.S.
                   Treasury Notes 5.75%-7.825% due
                   05/15/99-11/15/04, 563,474,000 U.S. Treasury
                   Bonds 8.00%-11.125% due 02/15/15-08/15/25,
                   121,000,000 U.S. Treasury Strips (principal) 0%
                   due 08/15/04-8/15/07 and 5,423,000 U.S. Treasury
                   Bills 0% due 08/13/98)..........................  $   235,723,000
                                                                     ---------------
                                                                     ---------------

                                                                      MARKET
                                                                       VALUE
                                                                  ---------------

 DIVERSIFICATION OF NET ASSETS:
 Total common stocks (cost $3,654,306,296).............    62.2%  $ 6,372,805,905
 Total asset-backed securities (cost $29,978,508)......     0.3        30,018,750
 Total corporate bonds & notes (cost $592,149,221).....     5.9       604,942,128
 Total foreign government bonds (cost $17,000,000).....     0.2        18,025,100
 Total mortgage-backed securities (cost $72,776,702)...     0.7        74,934,870
 Total municipal bonds (cost $27,012,672)..............     0.3        28,003,379
 Total U.S. treasuries & federal agencies (cost
   $2,686,465,626).....................................    27.4     2,807,790,153
 Total short-term securities (cost $235,723,000).......     2.3       235,723,000
                                                         ------   ---------------
 Total investment in securities
   (total cost $7,315,414,025).........................    99.3    10,172,243,285
 Excess of cash, receivables and other assets over
   liabilities ........................................     0.7        71,612,363
                                                         ------   ---------------
 Net assets............................................   100.0%  $10,243,855,648
                                                         ------   ---------------
                                                         ------   ---------------

 SUMMARY OF SHAREHOLDERS' EQUITY:
 Capital stock, par value $0.10 per share; 6,000,000,000 shares
   authorized; 3,637,653,871 shares outstanding................   $   363,765,387
 Capital surplus...............................................     6,551,416,345
 Accumulated undistributed net investment income...............       108,394,386
 Accumulated undistributed net realized gain on investments....
                                                                      363,450,270
 Unrealized appreciation of investments........................     2,856,829,260
                                                                  ---------------
 Net assets....................................................   $10,243,855,648
                                                                  ---------------
                                                                  ---------------
Class IA
Net asset value per share ($10,237,519,510  DIVIDED BY
  3,631,548,444 shares outstanding)....................  $2.82
                                                         -----
                                                         -----
Class IB
Net asset value per share ($6,336,138  DIVIDED BY
  6,105,427 shares outstanding)........................  $1.04
                                                         -----
                                                         -----

* Non-income producing during period.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD CAPITAL APPRECIATION HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
 JUNE 30, 1998 (UNAUDITED)

                                                                      MARKET
   SHARES                                                             VALUE
 -----------                                                      --------------
 COMMON STOCKS -- 92.8%
              AEROSPACE & DEFENSE -- 3.8%
   1,550,000  Boeing Company (The)..............................  $   69,071,875
  *1,652,900  Loral Space & Communications Ltd..................      46,694,425
     369,500  Northrop Grumman Corporation......................      38,104,687
   1,050,000  Precision Castparts Corporation...................      56,043,750
                                                                  --------------
                                                                     209,914,737
                                                                  --------------
              BUSINESS SERVICES -- 1.3%
     298,915  Aztec Technology Partners.........................       2,279,228
    *934,900  Ionics, Inc.......................................      34,474,437
     970,000  Manpower, Inc.....................................      27,826,875
     149,458  Navigant International, Inc.......................       1,270,389
    *373,644  U.S. Office Products Company......................       7,286,058
     199,276  Workflow Management, Inc..........................       1,606,665
                                                                  --------------
                                                                      74,743,652
                                                                  --------------
              COMMUNICATIONS EQUIPMENT -- 5.1%
  *1,075,000  3Com Corporation..................................      32,989,062
    *694,200  Cisco Systems, Inc................................      63,909,787
   1,318,000  ECI Telecommunications............................      49,919,250
    *373,300  Elsag Bailey Process Auto NV......................       8,982,531
   1,384,050  General Cable Corporation.........................      39,964,443
     712,200  Lucent Technologies, Inc..........................      59,246,137
  *1,000,000  Oak Industries, Inc...............................      35,375,000
                                                                  --------------
                                                                     290,386,210
                                                                  --------------
              COMPUTERS & OFFICE
              EQUIPMENT -- 4.0%
  *3,400,000  EMC Corporation...................................     152,362,500
  *1,000,000  Komag Inc.........................................       5,343,750
    *687,200  Seagate Technology, Inc...........................      16,363,950
  *1,331,250  Symbol Technologies, Inc..........................      50,254,687
                                                                  --------------
                                                                     224,324,887
                                                                  --------------
              CONSUMER NON-DURABLES -- 1.3%
   1,000,000  Kimberly-Clark Corporation........................      45,875,000
  *1,335,200  Quiksilver Inc....................................      27,019,300
                                                                  --------------
                                                                      72,894,300
                                                                  --------------
              CONSUMER SERVICES -- 2.3%
    *749,800  American Skiing Corporation.......................       9,747,400
     950,000  Berg Electronics Corp.............................      18,584,375
    *986,250  Cheesecake Factory, Inc. (The)....................      22,313,906
      89,800  Harman International Industries, Inc..............       3,457,300
   1,600,000  International Game Technology.....................      38,800,000
  *1,817,000  Mirage Resorts, Inc...............................      38,724,812
                                                                  --------------
                                                                     131,627,793
                                                                  --------------
              ELECTRONICS -- 6.5%
    *660,000  Altera Corporation................................      19,511,250
    *883,333  Analog Devices, Inc...............................      21,696,866
    *800,000  Credence Systems Corporation......................      15,200,000
    *426,900  Lattice Semiconductor Corporation.................      12,126,628
   1,250,001  Molex, Inc........................................      29,218,779
   1,400,000  Philips Electronics N.V. NY Shares................     119,000,000
     120,000  SCI Systems, Inc..................................       4,515,000
   1,100,000  Silicon Valley Group, Inc.........................      17,668,750
  *1,739,400  Solectron Corporation.............................      73,163,512

                                                                      MARKET
   SHARES                                                             VALUE
 -----------                                                      --------------
              ELECTRONICS -- (CONTINUED)
     800,001  Thomas & Betts Corporation........................  $   39,400,049
  *1,003,206  Vishay Intertechnology, Inc.......................      17,995,007
                                                                  --------------
                                                                     369,495,841
                                                                  --------------
              ENERGY & SERVICES -- 5.1%
     360,600  Ashland, Inc......................................      18,615,975
   1,000,000  Eni ADS...........................................      65,000,000
    *940,700  Input Output, Inc.................................      16,756,218
    *755,100  J Ray McDermott SA................................      31,336,650
     920,200  Nordic American Tanker Shipping Ltd...............      13,860,512
     700,000  Repsol SA.........................................      38,500,000
   1,631,570  Transocean Offshore, Inc..........................      72,604,865
   1,110,000  YPF SA ADR........................................      33,369,375
                                                                  --------------
                                                                     290,043,595
                                                                  --------------
              FINANCIAL SERVICES -- 18.4%
   2,065,000  Ace Ltd...........................................      80,535,000
   1,150,000  Aetna Life Insurance and Annuity Company..........      87,543,750
   1,349,300  Ambac Financial Group, Inc........................      78,934,050
   1,200,000  Banc One Corporation..............................      66,975,000
   1,200,000  BankBoston Corporation............................      66,750,000
   1,000,000  Bear Stearns Cos, Inc.............................      56,875,000
     300,000  Citicorp..........................................      44,775,000
     850,000  Federal National Mortgage Association.............      51,637,500
  *1,280,000  FIRSTPLUS Financial Group, Inc....................      46,080,000
   1,800,000  GreenPoint Financial Corp.........................      67,725,000
    *377,500  Heller Financial, Inc.............................      11,325,000
  *1,300,000  Imperial Credit Industries, Inc...................      30,550,000
     761,200  Legg Mason, Inc...................................      43,816,575
   1,050,000  Marsh & McLennan Companies, Inc...................      63,459,375
     473,000  Merrill Lynch & Co., Inc..........................      43,634,250
     739,100  MMI Companies, Inc................................      18,340,437
   1,168,600  Morgan Stanley Dean Witter & Co...................     106,780,825
     468,400  Providian Financial Corporation...................      36,798,675
   1,050,000  Unibanco GDR......................................      30,975,000
                                                                  --------------
                                                                   1,033,510,437
                                                                  --------------
              FOOD, BEVERAGE & TOBACCO -- 0.5%
   1,378,000  Archer-Daniels-Midland Company....................      26,698,759
                                                                  --------------
              FOREIGN SECURITIES -- 3.5%
     154,000  Alcatel Alsthom...................................      31,355,125
  *7,000,000  Billiton PLC......................................      14,190,609
  *1,445,000  Corporation Geo SA de CV-Class B..................       7,749,135
   1,900,000  Eisai Co., Ltd....................................      25,874,551
   1,000,000  Siemans AG........................................      60,829,879
     160,000  UBS AG............................................      59,493,239
                                                                  --------------
                                                                     199,492,538
                                                                  --------------
              HEALTH CARE -- 13.1%
   1,600,000  Abbott Laboratories...............................      65,400,000
    *943,400  Biogen, Inc.......................................      46,226,600
  *2,200,000  Columbia/HCA Healthcare Corporation...............      64,075,000
   1,169,800  Depuy, Inc........................................      33,046,850
  *1,700,000  Genzyme Corporation...............................      43,456,250
    *500,000  Humana Inc........................................      15,593,750

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD CAPITAL APPRECIATION HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS -- (CONTINUED)
 JUNE 30, 1998 (UNAUDITED)

                                                                      MARKET
   SHARES                                                             VALUE
 -----------                                                      --------------
 COMMON STOCKS -- (CONTINUED)
              HEALTH CARE -- (CONTINUED)
   1,725,000  ICN Pharmaceuticals, Inc..........................  $   78,810,937
    *731,400  IDX Systems Corporation...........................      33,690,112
  *1,135,000  Magellan Health Services, Inc.....................      28,800,625
  *2,370,000  Medpartners.......................................      18,960,000
   2,600,000  Pharmacia & Upjohn, Inc...........................     119,925,000
   1,650,000  Rhone-Poulenc SA..................................      92,709,375
     225,600  Vencor, Inc.......................................       1,635,600
    *750,000  Ventas, Inc.......................................      10,359,375
  *1,159,600  Wellpoint Health Networks, Inc....................      85,810,400
                                                                  --------------
                                                                     738,499,874
                                                                  --------------
              INDUSTRIAL MATERIALS -- 1.9%
   1,221,300  IMC Global, Inc...................................      36,791,662
     286,600  Owens Corning.....................................      11,696,862
   1,150,000  Titanium Metals Corporation.......................      25,371,875
  *1,200,000  UCAR International, Inc...........................      35,025,000
                                                                  --------------
                                                                     108,885,399
                                                                  --------------
              MANUFACTURING -- 0.8%
   1,170,000  Chicago Bridge & Iron Company NV..................      18,135,000
     705,000  Cognex Corporation................................      13,042,500
     262,713  Perkin-Elmer Corporation (The)....................      16,337,464
                                                                  --------------
                                                                      47,514,964
                                                                  --------------
              MEDIA & SERVICES -- 2.0%
  *1,400,000  ADC Telecommunications, Inc.......................      51,143,750
    *559,600  APT Satellite Holdings ADR........................       4,931,475
    *743,100  Capstar Broadcasting Corp. Class A................      18,670,387
     857,000  News Corporation Ltd. Sponsored ADR...............      24,210,250
    *600,000  Omnipoint Corporation.............................      13,762,500
                                                                  --------------
                                                                     112,718,362
                                                                  --------------
              REAL ESTATE -- 1.8%
   2,000,000  Beacon Capital Corp. (Reit)**.....................      40,000,000
    *350,400  Boston Properties, Inc............................      12,088,800
    *261,500  Security Capital Group Incorporated - Class B.....       6,962,437
    *900,000  Starwood Hotels & Resorts.........................      43,481,250
                                                                  --------------
                                                                     102,532,487
                                                                  --------------
              RETAIL -- 3.9%
   1,600,000  Cendant Corporation...............................      33,400,000
  *2,120,000  CompUSA, Inc......................................      38,292,500
  *1,150,000  Consolidated Stores Corporation, Inc..............      41,687,500
   1,200,000  Gap, Inc..........................................      73,950,000
     375,000  Home Depot, Inc. (The)............................      31,148,437
                                                                  --------------
                                                                     218,478,437
                                                                  --------------
              SOFTWARE & SERVICES -- 8.1%
    *800,000  America Online, Inc...............................      84,800,000
    *825,000  Ceridian Corporation..............................      48,468,750
    *517,800  Cognos Corporation................................      13,794,515
  *1,350,000  Compuware Corporation.............................      69,018,750
                                                                      MARKET
   SHARES                                                             VALUE
 -----------                                                      --------------
              SOFTWARE & SERVICES -- (CONTINUED)

   1,000,000  Electronic Data Systems Corporation...............  $   40,000,000
   1,240,218  First Data Corporation............................      41,314,762
     111,800  Intuit, Inc.......................................       6,847,750
  *1,500,000  Learning Company, Inc. (The)......................      44,437,500
    *300,000  Microsoft Corporation.............................      32,512,500
    *550,000  PeopleSoft, Inc...................................      25,850,000
    *562,200  Policy Management Systems Corporation.............      22,066,350
  *2,000,000  Rational Software Corporation.....................      30,500,000
                                                                  --------------
                                                                     459,610,877
                                                                  --------------
              TRANSPORTATION -- 2.2%
    *852,600  AMR Corporation...................................      70,978,950
   1,000,000  Canadian Pacific Ltd..............................      28,375,000
   1,423,750  Werner Enterprises, Inc...........................      27,140,234
                                                                  --------------
                                                                     126,494,184
                                                                  --------------
              UTILITIES -- 5.1%
  *1,886,500  Calpine Corporation...............................      38,083,718
    *500,000  Companie Generale de Geophysique SA...............      14,687,500
   1,400,000  Empresa Nacional de Electricidad SA...............      19,950,000
   1,882,000  Endesa S.A........................................      40,698,250
   1,011,600  MCI Communications Corporation....................      58,799,250
  *2,400,000  WorldCom, Inc.....................................     116,250,000
                                                                  --------------
                                                                     288,468,718
                                                                  --------------
              WASTE MANAGEMENT -- 2.1%
  *1,781,000  Republic Industries, Inc..........................      44,525,000
   2,100,000  Waste Management, Inc.............................      73,500,000
                                                                  --------------
                                                                     118,025,000
                                                                  --------------
              Total common stocks...............................  $5,204,361,042
                                                                  --------------
                                                                  --------------
 PREFERRED STOCKS -- 1.5%
              CONSUMER SERVICES -- 0.1%
  *1,094,544  SGW Holdings Corporation***.......................  $    6,911,717
                                                                  --------------
              FINANCIAL SERVICES -- 1.0%
   1,280,000  Union Pacific Cap Trust...........................      58,720,000
                                                                  --------------
              MANUFACTURING -- 0.4%
   1,228,000  Cooper Industries, Inc............................      21,643,500
                                                                  --------------
              Total preferred stocks............................  $   87,275,217
                                                                  --------------
                                                                  --------------
  PRINCIPAL
   AMOUNT
 -----------
 CORPORATE NOTES -- 0.3%
              FOOD, BEVERAGE & TOBACCO
              Unisys Corp.**
 $15,000,000    12.00% due 04/15/03.............................  $   16,912,500
                                                                  --------------
                                                                  --------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

                                                                      MARKET
  PRINCIPAL                                                           VALUE
   AMOUNT                                                         --------------
 -----------
 SHORT-TERM SECURITIES -- 4.7%
              REPURCHASE AGREEMENT
 $262,420,000   Interest in $1,111,215,000 joint repurchase
                agreement with State Street Bank dated 06/30/98
                at 5.80%, to be repurchased at $262,462,279 on
                07/01/98; (collateralized by $421,318,000 U.S.
                Treasury Notes 5.75%-7.825% due
                05/15/99-11/15/04, 563,474,000 U.S. Treasury
                Bonds 8.00%-11.125% due 02/15/15-08/15/25,
                121,000,000 U.S. Treasury Strips (principal) 0%
                due 08/15/04-08/15/07 and 5,423,000 U.S.
                Treasury Bills 0% due 08/13/98).................  $  262,420,000
                                                                  --------------
                                                                  --------------

 DIVERSIFICATION OF NET ASSETS:
 Total common stocks (cost $3,908,907,022).............   92.8 %  $ 5,244,361,042
 Total preferred stocks (cost $92,022,168).............    1.5         87,275,217
 Total corporate notes (cost $15,293,984)..............    0.3         16,912,500
 Total short-term securities (cost $262,420,000).......    4.7        262,420,000
                                                         ------   ---------------
 Total investment in securities
   (total cost $4,278,643,174).........................   99.3      5,610,968,759
 Excess of cash, receivables and other assets over
   liabilities.........................................    0.7         37,329,106
                                                         ------   ---------------
 Net assets............................................  100.0 %  $ 5,648,297,865
                                                         ------   ---------------
                                                         ------   ---------------
                                                                      MARKET
                                                                       VALUE
                                                                  ---------------
 SUMMARY OF SHAREHOLDERS' EQUITY:

 Capital stock, par value $0.10 per share; 2,000,000,000 shares
   authorized; 1,220,826,223 shares outstanding................   $   122,082,622
 Capital surplus...............................................     4,001,959,789
 Accumulated undistributed net investment income...............        17,629,655
 Accumulated undistributed net realized gain on investments....
                                                                      174,938,982
 Unrealized appreciation of investments........................     1,332,325,585
 Unrealized depreciation on forward currency contracts.........          (567,810)
 Unrealized depreciation on translation on other assets and
   liabilities in foreign currencies...........................           (70,958)
                                                                  ---------------
 Net assets....................................................    $5,648,297,865
                                                                  ---------------
                                                                  ---------------

Class IA
Net asset value per share ($5,646,451,781  DIVIDED BY
  1.218,952,381 shares outstanding)....................  $4.63
                                                         -----
                                                         -----
Class IB
Net asset value per share ($1,846,076  DIVIDED BY
  1,873,842 shares outstanding)........................  $0.99
                                                         -----
                                                         -----

  * Non-income producing during period.
 ** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1998, the market value of these securities amounted to $56,912,500 or 1% of net assets.
*** Restricted security (See Note 2)

        FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 1998

                                      AGGREGATE   DELIVERY   UNREALIZED
 DESCRIPTION            TOTAL VALUE  FACE VALUE     DATE    DEPRECIATION
 ---------------------  -----------  -----------  --------  -------------
 Brazilian Real (Sell)  $26,307,810  $25,740,000  08/19/98   $(567,810)
                                                            -------------
                                                            -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD MORTGAGE SECURITIES HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
 JUNE 30, 1998 (UNAUDITED)

 PRINCIPAL                                                           MARKET
  AMOUNT                                                             VALUE
-----------                                                      --------------
ASSET-BACKED SECURITIES -- 0.8%
             Corestates Home Equity Trust,
             Series 94-1, Class A
$ 2,625,126    6.65% due 05/15/09..............................  $   2,657,677
                                                                 --------------
                                                                 --------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 21.9%
             Asset Securitization Corporation
             Series 1997-MD7, Class A1B
  5,000,000    7.41% due 01/13/30..............................  $   5,383,285
             BankAmerica Manufactured Housing
  5,000,000    6.31% due 10/10/10..............................      5,046,450
             Bear Stearns Mortgage Securities, Inc. Series
             95-1, Class 1A
  3,424,371    6.48% due 05/25/10..............................      3,438,445
             Chase Manhattan RV Owner Trust
  3,000,000    6.32% due 02/15/08..............................      3,023,160
             Chase Mortgage Finance Corp. Series 93-C2, Class
             2A-3
  1,361,367    8.25% due 01/25/24..............................      1,365,586
             Countrywide Home Loans
  4,143,160    7.50% due 04/25/27..............................      4,196,014
             Countrywide Home Loans
  4,937,055    6.50% due 06/25/13..............................      4,916,997
             Countrywide Mortgage Backed Securities, Inc.,
             Series 93-C, Class A1
  1,500,000    6.28% due 01/15/03..............................      1,503,046
             DLJ Mortgage Acceptance Corporation Series 96-I,
             Class B1
    477,439    7.25% due 09/25/11..............................        491,016
             DLJ Mortgage Acceptance Corporation Series 96-I,
             B2
    159,146    7.25% due 09/25/11..............................        162,080
             GE Capital Mortgage Services, Inc. Series 94-21,
             Class A
  6,251,451    6.50% due 08/25/09..............................      6,283,083
             GE Capital Mortgage Services, Inc. Series 94-26,
             Class A
  6,040,006    6.98% due 07/25/09..............................      6,120,639
             GE Capital Mortgage Services, Inc. Series 96-1,
             Class B2
    563,741    6.75% due 02/25/11..............................        562,731
             GE Capital Mortgage Services, Inc. Series 96-1,
             Class M
  1,689,426    6.75% due 02/25/11..............................      1,706,371
             GE Capital Mortgage Services, Inc. Series 96-10,
             Class B1
    570,848    6.75% due 06/25/11..............................        574,152
             GE Capital Mortgage Services, Inc. Series 96-10,
             Class B2
    570,848    6.75% due 06/25/11..............................        569,848
             GE Capital Mortgage 98-7a
  4,807,448    6.50% due 04/25/13..............................      4,808,740
             GGP 1997 C1 A1
  1,000,000    6.54% due 01/15/04..............................      1,019,062
             GSMGT 97gl A2b
  2,000,000    6.86% due 07/13/30..............................      2,080,140

 PRINCIPAL                                                           MARKET
  AMOUNT                                                             VALUE
-----------                                                      --------------
COLLATERALIZED MORTGAGE
OBLIGATIONS -- (CONTINUED)

             Housing Securities, Inc.
             Series 93-E, Class E15
$ 3,470,165    10.00% due 09/25/08.............................  $   3,672,683
             Midland Realty Corp. 1996-c2 A1
    779,434    7.02% due 01/25/29..............................        802,520
             Morgan Stanley Capital Ser 1997-c1
    930,000    7.63% due 02/15/20                                    1,000,112
             Nascor Series 1998-16 Cl Pt
  4,250,000    8.50% due 05/31/13..............................      4,244,687
             PNC Mortgage Securities Corp. Series 96-2, Class
             B1
    576,525    6.60% due 02/25/11..............................        576,588
             PNC Mortgage Securities Corp. Series 96-2, Class
             B2
    192,175    6.60% due 02/25/11..............................        194,030
             PNC Mortgage Securities Corp. Series 96-2, Class
             B3
    307,480    6.60% due 02/25/11..............................        305,278
             Prudential Home Mortgage Securities Co. Series
             93-H, Class 2B
  4,438,181    6.76% due 09/28/08..............................      4,466,985
             Prudential Home Mortgage Securities Co. Series
             96-3, Class B1
  1,124,244    6.75% due 03/25/11..............................      1,140,554
             Prudential Home Mortgage Securities Co. Series
             96-3, Class B2
    561,672    6.75% due 03/25/11..............................        565,019
             Residential Funding Mortgage Sec I Series 95-S18,
             Class M3
    689,224    7.00% due 01/25/10..............................        706,502
             Residential Funding Mortgage Sec I Series 96-S11,
             Class M3
    262,046    7.00% due 04/25/11..............................        268,551
             Residential Funding Mortgage Sec I Series 96-S19,
             Class M3
    488,742    7.50% due 09/25/11..............................        505,857
             Residential Funding Mortgage Sec I Series 96-S5,
             Class M3
    538,309    6.75% due 02/25/11..............................        546,769
                                                                 --------------
             Total collateralized mortgage obligations.........  $  72,246,980
                                                                 --------------
                                                                 --------------
CORPORATE NOTES -- 1.5%
             ERP Operating LP
  5,000,000    6.63% due 04/13/05..............................  $   5,023,635
                                                                 --------------
                                                                 --------------
FEDERAL AGENCIES -- 67.9%
             FEDERAL HOME LOAN
             MORTGAGE ASSOCIATION -- 13.3%
  2,257,390  10.00% due 09/01/05 - 11/01/20....................  $   2,452,433
 15,073,792  6.50% due 02/01/09 - 06/01/26.....................     15,098,171
  8,526,940  7.00% due 12/01/10 - 03/01/26.....................      8,662,859
  2,404,246  7.50% due 01/01/24 - 06/01/25.....................      2,466,222
  4,277,018  8.00% due 02/01/13 - 11/01/24.....................      4,423,844
  3,400,089  8.50% due 07/01/01 - 05/01/25.....................      3,531,544
  3,191,026  9.00% due 10/15/01 - 10/01/06.....................      3,294,867
  3,641,961  9.50% due 11/01/08................................      3,810,219
                                                                 --------------
                                                                    43,740,159
                                                                 --------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 PRINCIPAL                                                           MARKET
  AMOUNT                                                             VALUE
-----------                                                      --------------
FEDERAL AGENCIES -- (CONTINUED)
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 25.3%
$   716,191  11.00% due 04/01/09...............................  $     801,382
  1,000,113  6.00% due 05/01/13................................        988,857
 19,687,739  6.50% due 02/01/13 - 07/25/28.....................     19,716,785
 29,340,700  7.00% due 05/01/09 - 07/25/28.....................     29,808,289
 24,551,166  7.50% due 02/01/10 - 07/25/28.....................     25,220,280
  1,960,895  8.00% due 04/01/22................................      2,034,879
  1,829,753  8.50% due 06/25/19 - 07/01/25.....................      1,908,698
  2,629,427  9.00% due 05/01/21 - 09/01/21.....................      2,784,299
                                                                 --------------
                                                                    83,263,469
                                                                 --------------
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 29.3%
    114,144  12.00% due 05/15/15...............................        130,424
 39,228,950  7.50% due 11/15/09 - 07/15/28.....................     40,336,512
  1,709,362  10.00% due 11/15/09 - 05/15/13....................      1,880,169
    453,455  11.00% due 02/15/10 - 09/15/10....................        506,563
     35,430  11.25% due 01/15/01...............................         37,331
     59,431  12.50% due 06/15/14 - 08/15/15....................         69,309
     25,668  13.00% due 11/15/14...............................         30,283
 10,000,000  6.50% due 07/15/98................................      9,974,930
 17,804,595  7.00% due 01/15/24 - 07/15/28.....................     18,094,479
 17,989,459  8.00% due 02/15/01 - 11/29/27.....................     18,660,932
  2,269,344  8.50% due 06/15/17 - 02/15/25.....................      2,397,263
  1,341,115  9.00% due 01/15/25 - 12/15/25.....................      1,437,997
  2,852,959  9.50% due 10/15/09 - 11/15/09.....................      3,107,442
                                                                 --------------
                                                                    96,663,634
                                                                 --------------
             Total federal agencies............................  $ 223,667,262
                                                                 --------------
                                                                 --------------
SHORT-TERM SECURITIES -- 27.7%
             COMMERCIAL PAPER -- 12.1%
             American Express Credit
  5,000,000    5.53% due 07/21/98..............................  $   4,984,638
             Associates Corporation of North America
  5,000,000    5.53% due 07/14/98..............................      4,990,015
             Bell Atlantic Financial Services
  5,000,000    5.53% due 07/21/98..............................      4,984,638
             Ford Motor Credit Corp.
  5,000,000    5.51% due 07/14/98..............................      4,990,051
             General Motors Acceptance Corp.
  5,000,000    5.51% due 07/21/98..............................      4,984,694
 PRINCIPAL                                                           MARKET
  AMOUNT                                                             VALUE
-----------                                                      --------------
SHORT-TERM SECURITIES -- (CONTINUED):
             COMMERCIAL PAPER -- (CONTINUED)

             Goldman Sachs Group, L.P. (The)
$ 5,000,000    5.52% due 07/20/98..............................  $   4,985,433
             Merrill Lynch & Co., Inc.
  5,000,000    5.58% due 07/14/98..............................      4,989,925
             Salomon Smith Barney, Inc.
  5,000,000    5.55% due 07/15/98..............................      4,989,208
                                                                 --------------
                                                                    39,898,602
                                                                 --------------
             REPURCHASE AGREEMENT -- 15.6%
$51,220,000  Interest in $131,291,000 joint repurchase
               agreement with State Street Bank dated 06/30/98
               at 5.90% to be repurchased at $51,228,394 on
               July 1, 1998; (Collateralized by $131,291,000
               U.S. Treasury Bonds 6.5% due 11/15/26)..........  $  51,220,000
                                                                 --------------
             Total short-term securities.......................  $  91,118,602
                                                                 --------------
                                                                 --------------

 DIVERSIFICATION OF NET ASSETS:
 Total asset-backed securities (cost $2,591,938)....    0.8 %  $     2,657,677
 Total collateralized mortgage obligations
   (cost $71,027,101)...............................   21.9         72,246,980
 Total corporate notes (cost $5,000,000)............    1.5          5,023,635
 Total U.S. treasuries & Federal agencies (cost
   $220,448,316)....................................   67.9        223,667,262
 Total short-term securities (cost $91,118,602).....   27.7         91,118,602
                                                      ------   ---------------
 Total investment in securities
   (total cost $390,185,957)........................  119.9        394,714,156
 Excess of liabilities over cash, receivables and
   other assets.....................................  (19.9)       (65,403,846)
                                                      ------   ---------------
 Net assets (applicable to $1.11 per share based on
   295,977,969 shares outstanding)..................  100.0%   $   329,310,310
                                                      ------   ---------------
                                                      ------   ---------------
 SUMMARY OF SHAREHOLDERS' EQUITY:
 Capital stock, par value $0.10 per share; 800,000,000
   shares authorized; 295,977,969 shares outstanding........   $    29,597,797
 Capital surplus............................................       293,734,134
 Accumulated undistributed net investment income............         9,741,147
 Accumulated net realized loss on investments...............        (8,329,063)
 Unrealized appreciation of investments.....................         4,528,199
 Unrealized appreciation on option contracts*...............            38,096
                                                               ---------------
 Net assets, applicable to shares outstanding...............   $   329,310,310
                                                               ---------------
                                                               ---------------

* At June 30, 1998, the Fund had an open Interest Rate Swap Option with Morgan Guarantee Trust Company. The Option had a notional value of $10,523,805 at June 30, 1998.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD INDEX HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
 JUNE 30, 1998 (UNAUDITED)

  SHARES                                                             MARKET
 ---------                                                           VALUE
                                                                 --------------
 COMMON STOCKS -- 98.5%
             AEROSPACE & DEFENSE -- 1.8%
    96,000   Allied Signal, Inc................................  $    4,260,000
   171,498   Boeing Company (The)..............................       7,642,379
    21,400   General Dynamics Corp.............................         995,100
    33,100   Lockheed Martin Corp..............................       3,504,462
    11,400   Northrop Grumman Corp.............................       1,175,625
    57,423   Raytheon Co. Class B..............................       3,395,134
    34,200   Rockwell International Corp.......................       1,643,737
    28,000   Textron, Inc......................................       2,007,250
    39,700   United Technologies Corp..........................       3,672,250
                                                                 --------------
                                                                     28,295,937
                                                                 --------------
             BUSINESS SERVICES -- 0.4%
    13,800   DeLuxe Corp.......................................         494,212
    14,300   Fluor Corp........................................         729,300
     6,900   Foster Wheeler Corp...............................         147,918
    22,900   Ikon Office Solutions.............................         333,481
    15,000   Moore Corp. Ltd...................................         198,750
     7,300   National Service Industries, Inc..................         371,387
    24,800   R.R. Donnelly & Sons Company......................       1,134,600
    10,200   SuperValu, Inc....................................         452,625
    67,800   Sysco Corp........................................       1,481,125
    16,900   W.W. Grainger, Inc................................         841,831
                                                                 --------------
                                                                      6,185,229
                                                                 --------------
             COMMUNICATIONS EQUIPMENT -- 3.6%
   *60,400   3Com Corp.........................................       1,853,525
    15,050   Andrew Corp.......................................         271,840
    32,800   Ascend Communications, Inc........................       1,625,650
    37,400   Bay Networks, Inc.................................       1,206,150
    26,900   Cabletron Systems, Inc............................         361,468
   173,150   Cisco Systems, Inc................................      15,940,621
    20,100   DSC Communications Corporation....................         603,000
    25,100   General Instrument Corporation....................         682,406
    13,600   Harris Corp.......................................         607,750
   222,800   Lucent Technologies, Inc..........................      18,534,175
   101,600   Motorola, Inc.....................................       5,340,350
    88,600   Northern Telecom Ltd..............................       5,028,050
    14,400   Raychem Corp......................................         425,700
    13,500   Scientific Atlanta, Inc...........................         342,562
    30,900   Tellabs, Inc......................................       2,213,212
                                                                 --------------
                                                                     55,036,459
                                                                 --------------
             COMPUTERS & OFFICE
             EQUIPMENT -- 4.3%
    11,700   Adobe System Inc..................................         496,518
    22,600   Apple Computer, Inc...............................         648,337
   280,297   Compaq Computer Corp..............................       7,953,427
     8,300   Data General Corp.................................         123,981
   109,500   Dell Computer Corp................................      10,162,968
   *84,400   EMC Corp..........................................       3,782,175
    26,400   Gateway 2000 Inc..................................       1,336,500
   175,900   Hewlett-Packard Co................................      10,532,012
   160,200   International Business Machines Corp..............      18,392,962
    36,000   Micron Technology Inc.............................         893,250
    46,500   Pitney Bowes, Inc.................................       2,237,933
   *41,200   Seagate Technology, Inc...........................         981,075
    64,300   Sun Microsystems, Inc.............................       2,793,031
    42,500   Unisys Corp.......................................       1,200,625
    55,400   Xerox Corp........................................       5,630,025
                                                                 --------------
                                                                     67,164,819
                                                                 --------------

                                                                     MARKET
  SHARES                                                             VALUE
 ---------                                                       --------------
             CONSUMER DURABLES -- 2.0%
   110,300   Chrysler Corp.....................................  $    6,218,162
    13,400   Cooper Tire & Rubber Co...........................         276,375
    10,800   Echlin, Inc.......................................         529,875
   206,200   Ford Motor Co.....................................      12,165,800
   113,600   General Motors Corp...............................       7,583,218
    30,450   Genuine Parts Co..................................       1,052,428
    26,600   Goodyear Tire & Rubber Co. (The)..................       1,714,037
    20,100   ITT Industries, Inc...............................         751,237
    21,000   TRW, Inc..........................................       1,147,125
                                                                 --------------
                                                                     31,438,257
                                                                 --------------
             CONSUMER NON-DURABLES -- 3.8%
     9,700   Alberto Culver Co. Class B........................         281,300
    22,500   Avon Products, Inc................................       1,743,750
    16,200   Black & Decker Corporation (The)..................         988,200
     4,200   Briggs & Stratton Corporation.....................         157,237
    10,100   Centex Corp.......................................         381,275
    17,600   Clorox Company (The)..............................       1,678,600
    50,300   Colgate Palmolive Co..............................       4,426,400
     6,200   Fleetwood Enterprises, Inc........................         248,000
    12,400   Fruit of the Loom, Inc............................         411,525
   190,500   Gillette Company (The)............................      10,798,968
    18,600   International Flavors & Fragrances, Inc...........         807,937
     6,600   Kaufman & Broad Home Corp.........................         209,550
    94,600   Kimberly-Clark Corp...............................       4,339,775
    11,400   Liz Claiborne, Inc................................         595,650
    28,100   Masco Corp........................................       1,700,050
    16,200   Maytag Corp.......................................         799,875
    27,100   Newell Co.........................................       1,349,918
    49,400   NIKE, Inc. Class B................................       2,405,162
   228,400   Proctor & Gamble Company (The)....................      20,798,675
     9,600   Reebok International Ltd..........................         265,800
    25,500   Rubbermaid, Inc...................................         846,281
     6,200   Russell Corp......................................         187,162
    10,400   Snap-On, Inc......................................         377,000
     3,400   Springs Industries, Inc...........................         156,825
    15,200   Stanley Works (The)...............................         631,750
    10,400   Tupperware Corp...................................         292,500
    20,800   V F Corp..........................................       1,071,200
    12,800   Whirlpool Corp....................................         880,000
                                                                 --------------
                                                                     58,830,365
                                                                 --------------
             CONSUMER SERVICES -- 0.8%
    17,000   Brunswick Corporation.............................         420,750
    25,200   Darden Restaurants, Inc...........................         400,050
    55,300   Eastman Kodak Company.............................       4,040,356
    17,800   H & R Block, Inc..................................         749,825
    17,200   Harrah's Entertainment, Inc.......................         399,900
    22,660   Hasbro, Inc.......................................         890,428
    42,500   Hilton Hotels Corp................................       1,211,250
    43,400   Marriott International, Inc.......................       1,405,075
    49,400   Mattel, Inc.......................................       2,090,237
   *30,500   Mirage Resorts, Incorporated......................         650,031
     7,600   Polaroid Corp.....................................         270,275
    22,400   Wendy's International, Inc........................         526,400
                                                                 --------------
                                                                     13,054,577
                                                                 --------------
             ELECTRONICS -- 5.7%
    24,100   Advanced Micro Devices, Inc.......................         411,206
    37,600   AMP, Inc..........................................       1,289,062
    62,300   Applied Materials, Inc............................       1,837,850
     7,700   EG & G, Inc.......................................         231,000
    75,400   Emerson Electric Co...............................       4,552,275

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

                                                                     MARKET
  SHARES                                                             VALUE
 ---------                                                       --------------
 COMMON STOCKS -- (CONTINUED)
             ELECTRONICS -- (CONTINUED)
   553,400   General Electric Co...............................  $   50,359,400
     7,400   General Signal Corp...............................         266,400
   288,000   Intel Corp........................................      21,348,000
    14,300   Johnson Controls, Inc.............................         817,781
    14,300   KLA-Tencor Corporation............................         395,931
    24,000   LSI Logic Corp....................................         553,500
    28,000   National Semiconductor Corp.......................         369,250
    32,000   Silicon Graphics, Inc.............................         388,000
     8,600   Tektronix, Inc....................................         304,225
    66,400   Texas Instruments, Inc............................       3,871,950
     9,400   Thomas & Betts Corp...............................         462,950
                                                                 --------------
                                                                     87,458,780
                                                                 --------------
             ENERGY & SERVICES -- 7.4%
    15,600   Amerada Hess Corp.................................         847,275
   162,900   Amoco Corp........................................       6,780,712
    10,200   Anadarko Petroleum Corporation....................         685,312
    16,200   Apache Corporation................................         510,300
    12,800   Ashland, Inc......................................         660,800
    54,600   Atlantic Richfield Co.............................       4,265,625
    28,900   Baker Hughes, Inc.................................         998,856
    30,020   Burlington Resources, Inc.........................       1,292,736
   111,700   Chevron Corp......................................       9,278,081
    16,200   Consolidated Natural Gas Company..................         953,775
    29,900   Dresser Industries, Inc...........................       1,317,468
   415,900   Exxon Corp........................................      29,658,868
    44,600   Halliburton Co....................................       1,987,487
     8,500   Helmerich & Payne, Inc............................         189,125
     8,100   Kerr-McGee Corp...................................         468,787
    10,300   McDermott International, Inc......................         354,706
   133,400   Mobil Corp........................................      10,221,775
    62,300   Occidental Petroleum Corp.........................       1,682,100
    18,000   Oryx Energy Co....................................         398,250
     8,100   Pennzoil Co.......................................         410,062
    44,700   Phillips Petroleum Co.............................       2,153,981
    14,700   Rowan Cos., Inc...................................         285,731
   364,700   Royal Dutch Petroleum Co. ADR.....................      19,990,118
    84,700   Schlumberger Ltd..................................       5,786,068
    40,654   Sempra Energy.....................................       1,128,147
    16,100   Sun Company, Inc..................................         624,881
    92,000   Texaco, Inc.......................................       5,491,250
    18,100   Coastal Corporation (The).........................       1,263,606
    49,100   USX-Marathon Group................................       1,684,743
    43,200   Union Pacific Resources Group Inc.................         758,700
    41,900   Unocal Corp.......................................       1,497,925
     9,300   Western Atlas, Inc................................         789,337
                                                                 --------------
                                                                    114,416,587
                                                                 --------------
             FINANCIAL SERVICES -- 17.4%
    27,100   Aetna Life Insurance & Annuity Co.................       2,062,987
    73,200   Allstate Corporation (The)........................       6,702,375
    79,100   American Express Co...............................       9,017,400
    46,302   American General Corp.............................       3,296,123
   122,450   American International Group, Inc.................      17,877,700
    29,250   Aon Corp..........................................       2,054,812
    58,963   Associates First Capital Corporation..............       4,532,780
   119,460   Banc One Corp.....................................       6,667,361
   116,000   BankAmercia Corp..................................      10,026,750
    49,400   BankBoston Corporation............................       2,747,875
    64,100   Bank of New York Company, Inc. (The)..............       3,890,068
    16,700   Bankers Trust NY Corp.............................       1,938,243
    24,300   BB&T Corporation..................................       1,643,287
     9,000   Beneficial Corp...................................       1,378,687
                                                                     MARKET
  SHARES                                                             VALUE
 ---------                                                       --------------
             FINANCIAL SERVICES -- (CONTINUED)
    45,150   Charles Schwab Corporation (The)..................  $    1,467,375
   144,900   Chase Manhattan Corporation (The).................      10,939,950
    29,700   Chubb Corporation (The)...........................       2,387,137
    37,500   CIGNA Corporation.................................       2,587,500
    28,700   Cincinnati Financial..............................       1,101,362
    76,800   Citicorp..........................................      11,462,400
    26,850   Comerica, Inc.....................................       1,778,812
    34,300   Conseco Inc.......................................       1,603,525
    18,500   Countrywide Credit Industries Inc.................         938,875
    25,500   Equifax Inc.......................................         925,968
   115,200   Federal Home Loan Mortgage Corp...................       5,421,600
   176,100   Federal National Mortgage Association.............      10,698,075
    44,775   Fifth Third Bancorp...............................       2,820,825
    49,500   First Chicago Corp................................       4,386,937
   164,630   First Union Corp..................................       9,589,697
    48,300   Fleet Financial Group, Inc........................       4,033,050
    43,000   Franklin Resources, Inc...........................       2,322,000
    13,700   General Re Corp...................................       3,472,950
     9,700   Golden West Financial Corp........................       1,031,231
    23,200   Greentree Financial Corp..........................         993,250
    18,600   H.F. Ahmanson & Co................................       1,320,600
    54,700   Household International Corp......................       2,721,325
    32,600   Huntington Bancshares, Inc........................       1,092,100
    30,200   J.P. Morgan & Co., Inc............................       3,537,175
    19,400   Jefferson Pilot Corp..............................       1,123,987
    74,800   Keycorp...........................................       2,664,750
    20,100   Lehman Brothers Holdings, Inc.....................       1,559,006
    18,600   Lincoln National Corp.............................       1,699,575
    17,100   MBIA, Inc.........................................       1,280,362
    85,350   MBNA Corp.........................................       2,816,550
    19,900   MGIC Investment...................................       1,135,543
    43,350   Marsh & McLennan Companies, Inc...................       2,619,965
    43,300   Mellon Bank Corp..................................       3,014,762
    22,300   Mercantile Bancorporation Inc.....................       1,123,362
    58,800   Merrill Lynch & Co., Inc..........................       5,424,300
   101,975   Morgan Stanley Dean Witter Discover & Co..........       9,317,965
    55,900   National City Corp................................       3,968,900
   162,667   NationsBank Corp..................................      12,444,025
    19,000   Northern Trust Corporation........................       1,448,750
   128,400   Norwest Corp......................................       4,798,950
    51,900   PNC Bank Corp.....................................       2,792,868
    12,600   Progressive Corporation (The).....................       1,776,600
    17,300   Providian Corp....................................       1,359,131
    18,600   Republic New York Corp............................       1,170,637
    24,700   SAFECO Corp.......................................       1,122,306
    40,280   St. Paul Companies, Inc. (The)....................       1,694,277
    27,400   State Street Corporation..........................       1,904,300
    30,000   Summit Bancorp....................................       1,425,000
    35,900   SunTrust Banks, Inc...............................       2,919,118
    44,750   Synovus Financial Corp............................       1,062,812
    25,500   Torchmark Corporation.............................       1,166,625
    11,500   Transamerica Corporation..........................       1,323,937
   195,205   Travelers Group, Inc..............................      11,834,303
    24,200   UNUM Corporation..................................       1,343,100
   125,219   U.S. Bancorp......................................       5,384,417
    35,000   Wachovia Corporation..............................       2,957,500
    65,600   Washington Mutual, Inc............................       2,849,500
    14,800   Wells Fargo & Company.............................       5,461,200
                                                                 --------------
                                                                    268,458,550
                                                                 --------------
             FOOD, BEVERAGE & TOBACCO -- 7.2%
     6,300   Adolph Coors Company Class B......................         214,200
    83,400   Anheuser-Busch Cos., Inc..........................       3,935,437

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD INDEX HLS, FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS -- (CONTINUED)
 JUNE 30, 1998 (UNAUDITED)

                                                                     MARKET
  SHARES                                                             VALUE
 ---------                                                       --------------
 COMMON STOCKS -- (CONTINUED)
             FOOD, BEVERAGE & TOBACCO -- (CONTINUED)
    96,955   Archer-Daniels-Midland Company....................  $    1,878,503
    48,900   Bestfoods.........................................       2,839,256
    11,800   Brown-Forman Corporation Class B..................         758,150
    77,600   Campbell Soup Company.............................       4,122,500
   419,800   Coca-Cola Company (The)...........................      35,892,900
    80,800   ConAgra, Inc......................................       2,560,350
    29,200   Fortune Brands Inc................................       1,122,375
    28,900   General Mills, Inc................................       1,839,287
    62,200   H.J. Heinz Company................................       3,490,975
    24,300   Hershey Foods Corporation.........................       1,676,700
    70,000   Kellogg Company...................................       2,629,375
   253,500   PepsiCo, Inc......................................      10,441,031
   412,100   Philip Morris Companies, Inc......................      16,226,437
    23,600   Quaker Oats Company (The).........................       1,296,525
    18,200   Ralston Purina Company............................       2,125,987
    79,400   Sara Lee Corporation..............................       4,441,437
    58,900   Seagram Company Ltd. (The)........................       2,411,218
    25,830   Tricon Global Restaurants, Inc....................         818,488
    31,400   UST, Inc..........................................         847,800
   108,900   Unilever NV-New York Shares.......................       8,596,293
    19,700   Wrigley (W.M.) Jr. Company........................       1,930,600
                                                                 --------------
                                                                    112,095,824
                                                                 --------------
             HEALTH CARE -- 12.2%
   262,400   Abbott Laboratories...............................      10,725,600
    11,100   Allergan, Inc.....................................         514,782
    14,500   Alza Corporation..................................         627,125
   222,900   American Home Products Corporation and
               Subsidiaries....................................      11,535,075
    43,200   Amgen, Inc........................................       2,824,200
     9,400   Bausch & Lomb, Inc................................         471,175
    47,600   Baxter International, Inc.........................       2,561,475
    20,800   Becton, Dickinson and Company.....................       1,614,600
    19,000   Biomet, Inc.......................................         628,187
    33,100   Boston Scientific Corporation.....................       2,370,787
   169,300   Bristol-Myers Squibb Company......................      19,458,918
     9,700   C.R. Bard, Inc....................................         369,206
    18,700   Cardinal Health, Inc..............................       1,753,125
  *109,200   Columbia/HCA Healthcare Corporation...............       3,180,450
   188,900   Eli Lilly and Company.............................      12,479,206
    25,700   Guidant Corporation...............................       1,832,731
    68,000   Healthsouth Corporation...........................       1,814,750
    27,800   Humana, Inc.......................................         867,012
   229,000   Johnson & Johnson.................................      16,888,750
    20,100   Loews Corporation.................................       1,751,212
    12,400   Mallinckrodt, Inc.................................         368,125
    10,800   Manor Care, Inc...................................         415,125
    79,700   Medtronic, Inc....................................       5,080,875
   204,000   Merck & Co., Inc..................................      27,285,000
     7,400   Millipore Corporation.............................         201,650
    21,200   Pall Corporation..................................         434,600
   221,900   Pfizer, Inc.......................................      24,117,756
    86,400   Pharmacia & Upjohn, Inc...........................       3,985,200
    41,500   Pioneer Hi-Bred International, Inc................       1,717,062
   124,700   Schering-Plough Corporation.......................      11,425,637
    42,900   Service Corporation International.................       1,839,337
     4,500   Shared Medical Systems Corporation................         330,468
    14,300   St. Jude Medical, Inc.............................         526,418
    35,650   SunAmerica, Inc...................................       2,047,646
   *52,100   Tenet Healthcare Corporation......................       1,628,125
    32,000   United HealthCare Corporation.....................       2,032,000
                                                                     MARKET
  SHARES                                                             VALUE
 ---------                                                       --------------
             HEALTH CARE -- (CONTINUED)
    12,900   United States Surgical Corporation................  $      588,562
   139,100   Warner-Lambert Company............................       9,650,062
                                                                 --------------
                                                                    187,941,994
                                                                 --------------
             INDUSTRIAL MATERIALS -- 4.1%
    18,400   ARMCO, Inc........................................         117,300
     6,900   ASARCO, Inc.......................................         153,525
    40,100   Air Products & Chemicals, Inc.....................       1,604,000
    38,700   Alcan Aluminum Ltd................................       1,069,087
    33,200   Allegheny Teledyne, Inc...........................         759,450
    29,300   Aluminum Company of America.......................       1,931,968
     6,900   Armstrong World Industries, Inc...................         464,887
    12,200   B.F. Goodrich Company (The).......................         605,425
    63,200   Barrick Gold Corp.................................       1,212,650
    39,100   Battle Mountain Gold Company......................         232,156
     9,000   Bemis Company, Inc................................         367,875
    21,800   Bethlehem Steel Corporation.......................         271,137
     9,600   Boise Cascade Corporation.........................         314,400
    16,400   Champion International Corporation................         806,675
    21,900   Crown Cork & Seal Company, Inc....................       1,040,250
    15,800   Cyprus Amax Minerals Company......................         209,350
    38,600   Dow Chemical Company (The)........................       3,732,137
   192,500   du Pont (E.I.) de Nemours & Co....................      14,365,312
    13,300   Eastman Chemical Company..........................         827,925
    21,900   Ecolab, Inc.......................................         678,900
    24,600   Englehard Corporation.............................         498,150
     5,900   FMC Corporation...................................         402,306
    30,600   Freeport-McMoran Copper & Gold, Inc...............         464,737
    15,800   Georgia-Pacific Corporation.......................         931,212
    10,200   Great Lakes Chemical Corporation..................         402,262
    16,400   Hercules, Inc.....................................         674,450
    35,900   Homestake Mining Company..........................         372,462
    28,300   Inco Ltd..........................................         385,587
     8,300   Inland Steel Industries, Inc......................         233,956
    51,400   International Paper Company.......................       2,210,200
    37,500   James River Corporation of Virginia...............       1,668,750
    18,700   Louisiana-Pacific Corporation.....................         341,275
    17,800   Mead Corporation (The)............................         565,150
   101,000   Monsanto Company..................................       5,643,375
    22,200   Morton International, Inc.........................         555,000
    11,300   Nalco Chemical Company............................         396,912
    26,593   Newmont Mining Corporation........................         628,259
    15,000   Nucor Corporation.................................         690,000
     9,100   Owens-Corning.....................................         371,393
    26,300   Owens-Illinois Group, Inc.........................       1,176,925
    30,300   PPG Industries, Inc...............................       2,107,743
    10,000   Phelps Dodge Corporation..........................         571,875
    41,800   Placer Dome, Inc..................................         491,150
     4,900   Potlatch Corporation..............................         205,800
    26,800   Praxair, Inc......................................       1,254,575
    12,600   Reynolds Metal Company............................         704,812
    10,400   Rohm & Haas Company...............................       1,080,950
    14,025   Sealed Air........................................         515,411
    29,400   Sherman-Williams Company (The)....................         973,875
    17,100   Sigma-Aldrich Corporation.........................         600,637
    16,900   Stone Container Corporation.......................         264,062
     9,600   Temple-Inland, Inc................................         517,200
    14,600   USX Corporation...................................         481,800
    11,900   Union Camp Corporation............................         590,537
    23,100   Union Carbide Corporation.........................       1,232,962
    12,600   W.R. Grace Co.....................................         214,987
    17,400   Westvaco Corporation..............................         491,550

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

                                                                     MARKET
  SHARES                                                             VALUE
 ---------                                                       --------------
 COMMON STOCKS -- (CONTINUED)
             INDUSTRIAL MATERIALS -- (CONTINUED)
    34,000   Weyerhaeuser Company..............................  $    1,570,375
    18,900   Willamette Industries, Inc........................         604,800
    16,400   Worthington Industries, Inc.......................         247,025
                                                                 --------------
                                                                     64,098,896
                                                                 --------------
             MANUFACTURING -- 2.4%
     4,800   Aeroquip-Vickers, Inc.............................         280,200
    19,900   Avery Dennison Corporation........................       1,069,625
     5,100   Ball Corporation..................................         204,956
    12,800   Case Corporation..................................         617,600
    62,300   Caterpillar, Inc..................................       3,294,112
     6,800   Cincinnati Milacron, Inc..........................         165,325
    20,600   Cooper Industries, Inc............................       1,131,712
    39,400   Corning Incorporated..............................       1,369,150
     7,800   Crane Co..........................................         378,787
     6,500   Cummins Engine Company, Inc.......................         333,125
    17,900   Dana Corporation..................................         957,650
    42,500   Deere & Company...................................       2,247,187
    37,800   Dover Corporation.................................       1,294,650
    12,200   Eaton Corporation.................................         948,550
     8,100   Harnischfeger Industries, Inc.....................         229,331
    21,700   Honeywell, Inc....................................       1,813,306
    42,500   Illinois Tool Works, Inc..........................       2,834,218
    28,150   Ingersoll-Rand Company............................       1,240,359
    69,500   Minnesota Mining & Manufacturing Company..........       5,712,031
     1,400   NACCO Industries, Inc.............................         180,950
    12,300   Navistar International Corporation................         355,162
    13,300   PACCAR, Inc.......................................         694,925
    18,850   Parker-Hannifin Corporation.......................         718,656
     8,300   Perkin-Elmer Corporation (The)....................         516,156
    29,000   Tenneco, Inc......................................       1,103,812
    27,100   Thermo Electron Corporation.......................         926,481
    10,700   Timken Company (The)..............................         329,693
    99,100   Tyco International, Ltd...........................       6,243,300
                                                                 --------------
                                                                     37,191,009
                                                                 --------------
             MEDIA & SERVICES -- 4.4%
    97,300   Airtouch Communications, Inc......................       5,685,968
  *122,100   CBS Corporation...................................       3,876,675
   *21,000   Clear Channel Communications, Inc.................       2,291,625
    27,600   Cognizant Corporation.............................       1,738,800
    62,600   Comcast Corporation Class A.......................       2,541,168
    29,000   Dun & Bradstreet Corporation (The)................       1,047,625
    16,400   Dow Jones & Company, Inc..........................         914,300
    48,300   Gannett Co., Inc..................................       3,432,318
    12,000   Harcourt General, Inc.............................         714,000
    72,900   HBO & Company.....................................       2,569,725
    23,150   Interpublic Group of Companies, Inc. (The)........       1,404,915
    12,500   King World Productions, Inc.......................         318,750
    13,500   Knight-Ridder, Inc................................         743,343
    16,900   McGraw-Hill Companies, Inc. (The).................       1,378,406
   103,200   Mediaone Group Inc................................       4,534,350
     9,000   Meredith Corporation..............................         422,437
    16,300   New York Times Company (The)......................       1,291,775
    46,500   Nextel Communications Inc.........................       1,156,687
    28,900   Omnicom Group, Inc................................       1,441,387
    86,200   TCI Communications, Inc...........................       3,313,312
   100,400   Time Warner, Inc..................................       8,577,925
    15,100   Times Mirror Co.-Class A..........................         949,412
    20,900   Tribune Co........................................       1,438,181
                                                                     MARKET
  SHARES                                                             VALUE
 ---------                                                       --------------
             MEDIA & SERVICES -- (CONTINUED)
    60,100   Viacom, Inc.-Class B..............................  $    3,500,825
   115,900   Walt Disney Company (The).........................      12,176,743
                                                                 --------------
                                                                     67,460,652
                                                                 --------------
             REAL ESTATE -- 0.0%
     7,200   Pulte Corporation.................................         215,100
                                                                 --------------
             RETAIL -- 6.2%
       493   Abercrombie & Fitch...............................          21,691
    41,800   Albertson's, Inc..................................       2,165,762
    12,400   American Greetings Corporation....................         631,625
    46,500   American Stores Company...........................       1,124,718
    25,800   AutoZone, Inc.....................................         823,987
    65,000   CVS Corporation...................................       2,530,937
   144,745   Cendant Corporation...............................       3,021,551
    16,800   Circuit City Stores...............................         787,500
    18,300   Consolidated Stores Corporation...................         663,375
    36,500   Costco Companies, Inc.............................       2,301,781
    74,300   Dayton Hudson Corporation.........................       3,603,550
    18,900   Dillard's, Inc....................................         783,168
    35,700   Federated Department Stores, Inc..................       1,921,106
    67,350   Gap Inc...........................................       4,150,443
    10,200   Giant Food, Inc...................................         439,237
     8,500   Great Atlantic & Pacific Tea Company, Inc.
               (The)...........................................         214,906
   124,450   Home Depot, Inc. (The)............................      10,337,128
    42,600   J.C. Penney Company, Inc..........................       3,080,512
     6,600   Jostens, Inc......................................         159,225
    83,100   Kmart Corporation.................................       1,599,675
    43,400   Kroger Company (The)..............................       1,860,775
    38,400   Limited Inc. (The)................................       1,272,000
     6,600   Longs Drug Store Corporation......................         190,575
    59,600   Lowe's Companies, Inc.............................       2,417,525
    39,300   May Department Stores Company (The)...............       2,574,150
   117,200   McDonald's Corporation............................       8,086,800
     6,300   Mercantile Stores Company, Inc....................         497,306
    13,200   Nordstrom, Inc....................................       1,019,700
    10,800   Pep Boys - Manny, Moe & Jack (The)................         204,525
    43,800   Rite Aid Corporation..............................       1,645,237
    66,700   Sears Roebuck & Co................................       4,072,868
    55,000   TJX Companies, Inc. (The).........................       1,326,875
    17,600   Tandy Corporation.................................         933,900
    47,400   Toys "R" Us, Inc..................................       1,116,862
    22,900   Venator Group Inc.................................         437,962
    84,200   Walgreen Co.......................................       3,478,512
   382,000   Wal-Mart Stores, Inc..............................      23,206,500
    25,300   Winn-Dixie Stores, Inc............................       1,295,043
                                                                 --------------
                                                                     95,998,992
                                                                 --------------
             SOFTWARE & SERVICES -- 4.2%
     7,900   Autodesk, Inc.....................................         305,137
    50,900   Automatic Data Processing, Inc....................       3,709,337
   *12,300   Ceridian Corporation..............................         722,625
    92,950   Computer Associates International, Inc............       5,164,534
   *26,500   Computer Sciences Corporation.....................       1,696,000
    75,700   First Data Corporation............................       2,521,756
  *418,600   Microsoft Corporation.............................      45,365,775
    59,700   Novell, Inc.......................................         761,175
   165,450   Oracle Corporation................................       4,063,865
    45,900   Parametric Technology Corporation.................       1,245,037
                                                                 --------------
                                                                     65,555,241
                                                                 --------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD INDEX HLS, FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS -- (CONTINUED)
 JUNE 30, 1998 (UNAUDITED)

                                                                     MARKET
  SHARES                                                             VALUE
 ---------                                                       --------------
 COMMON STOCKS -- (CONTINUED)
             TRANSPORTATION -- 1.1%
    31,000   AMR Corporation...................................  $    2,580,750
    26,600   Burlington Northern Santa Fe Corporation..........       2,611,787
    37,100   CSX Corporation...................................       1,688,050
    12,700   Delta Air Lines, Inc..............................       1,641,475
    24,960   FDX Corporation...................................       1,566,240
    55,700   Laidlaw, Inc......................................         678,843
    64,200   Norfolk Southern Corporation......................       1,913,962
    13,000   Ryder Systems, Inc................................         410,312
    37,600   Southwest Airlines Co.............................       1,113,900
    42,100   Union Pacific Corporation.........................       1,857,662
    17,100   US Airways Group, Inc.............................       1,355,175
                                                                 --------------
                                                                     17,418,156
                                                                 --------------
             UTILITIES -- 9.2%
   276,500   AT&T Corp.........................................      15,795,062
    31,300   Alltel Corporation................................       1,455,450
    23,300   Ameren Corporation................................         926,175
    32,300   American Electric Power...........................       1,465,612
   186,100   Ameritech Corporation.............................       8,351,237
    25,100   Baltimore Gas & Electric Company..................         779,668
   264,362   Bell Atlantic Corporation.........................      12,061,516
   168,800   BellSouth Corporation.............................      11,330,700
    25,600   Carolina Power and Light Company..................       1,110,400
    36,100   Central and Southwest Corporation.................         970,187
    26,800   CINergy Corp......................................         938,000
    14,200   Columbia Gas System, Inc. (The)...................         789,875
    40,000   Consolidated Edison Company of New York, Inc......       1,842,500
    24,700   DTE Energy Co.....................................         997,262
    32,900   Dominion Resources, Inc...........................       1,340,675
    61,252   Duke Energy Corporation...........................       3,629,181
     3,500   Eastern Enterprises...............................         150,062
    61,600   Edison International..............................       1,821,050
    55,900   Enron Corp........................................       3,022,093
    41,500   Entergy Corporation...............................       1,193,125
    31,000   FPL Group, Inc....................................       1,953,000
    39,200   Firstenergy Corp..................................       1,205,400
    29,100   Frontier Corporation..............................         916,650
    21,600   GPU, Inc..........................................         816,750
   163,000   GTE Corporation...................................       9,066,875
    50,292   Houston Industries, Inc...........................       1,552,765
   123,000   MCI Communications Corporation....................       7,149,375
     8,200   NICOR, Inc........................................         329,025
    28,300   Niagara Mohawk Power Corporation..................         422,731
    25,300   Northern States Power Company.....................         724,212
     5,300   Oneok, Inc........................................         211,337
    64,900   PG & E Corporation................................       2,048,406
    28,200   PP & L Resources, Inc.............................         639,787
    50,500   Pacificorp........................................       1,142,562
    37,800   Peco Energy Company...............................       1,103,287
     6,000   Peoples Energy Corporation........................         231,750
    39,400   Public Service Enterprise Group, Inc..............       1,356,837
   312,120   SBC Communications, Inc...........................      12,484,800
    18,700   Sonat, Inc........................................         722,287
   118,300   Southern Company (The)............................       3,275,431
    73,200   Sprint Corporation................................       5,160,600
    47,715   Texas Utilities Company...........................       1,986,136
    87,944   U.S. West, Inc....................................       4,133,349
    36,900   Unicom Corporation................................       1,293,806
    72,100   Williams Companies, Inc. (The)....................       2,433,375
   175,400   WorldCom, Inc.....................................       8,495,937
                                                                 --------------
                                                                    140,826,300
                                                                 --------------
                                                                     MARKET
  SHARES                                                             VALUE
 ---------                                                       --------------

             WASTE MANAGEMENT -- 0.3%
    31,400   Browning-Ferris Industries, Inc...................  $    1,091,150
    80,804   Waste Management, Inc.............................       2,828,140
                                                                 --------------
                                                                      3,919,290
                                                                 --------------
             Total common stocks...............................  $1,523,061,013
                                                                 --------------
                                                                 --------------
 PRINCIPAL
  AMOUNT
 ---------
 SHORT-TERM SECURITIES -- 1.2%
             COMMERCIAL PAPER -- 0.0%
 $ 200,000     5.01% due 09/24/98..............................  $      197,829
   150,000     5.07% due 09/17/98..............................         148,352
                                                                 --------------
                                                                        346,181
                                                                 --------------
             U.S. TREASURY BILLS -- 0.3%
   500,000     4.98% due 08/20/98..............................         496,541
   700,000     5.00% due 08/20/98..............................         695,216
   500,000     5.01% due 09/17/98..............................         494,085
 1,500,000     5.03% due 08/20/98..............................       1,489,520
   500,000     5.05% due 08/20/98..............................         496,493
    50,000     5.055% due 08/20/98.............................          49,648
   250,000     5.065% due 08/20/98.............................         248,241
                                                                 --------------
                                                                      3,969,744
                                                                 --------------
             REPURCHASE AGREEMENT -- 0.9%
 13,616,000  Interest in $131,291,000 joint repurchase
               agreement with State Street Bank dated 06/30/98
               at 5.9%, to be repurchased at $13,618,232 on
               07/01/98; (collateralized by $131,291,000 U.S.
               Treasury Bonds 6.5% due 11/15/26)...............      13,616,000
                                                                 --------------
             Total short-term securities.......................  $   17,931,925
                                                                 --------------
                                                                 --------------

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $1,030,184,572)..............   98.5%   $1,523,061,013
Total short-term securities (cost $17,931,929).........    1.2        17,931,925
                                                         ------   --------------
Total investment in securities (total cost
  $1,048,116,501)......................................   99.7     1,540,992,938
Excess of cash, receivables and other assets over
  liabilities..........................................    0.3         5,567,111
                                                         ------   --------------
Net assets (applicable to $3.30 per share based on
  468,649,820 shares outstanding)......................  100.0%   $1,546,560,049
                                                         ------   --------------
                                                         ------   --------------

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share; 1,000,000,000 shares
  authorized; 468,649,820 shares outstanding...................   $   46,864,982
Capital surplus................................................      991,480,960
Accumulated undistributed net investment income................        8,315,909
Accumulated undistributed net realized gain on investments.....
                                                                       6,882,368
Unrealized appreciation of futures contracts**.................          139,393
Unrealized appreciation of investments.........................      492,876,437
                                                                  --------------
Net assets, applicable to shares outstanding...................   $1,546,560,049
                                                                  --------------
                                                                  --------------

 * Non-income producing during period.

** The Fund had 66 Standard & Poor's 500 September 1998 futures contracts open
   June 30, 1998. The contracts had a value of $18,859,500.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
 JUNE 30, 1998 (UNAUDITED)

                                                  MARKET
   SHARES                                         VALUE
 -----------                                  --------------
 COMMON STOCKS -- 88.1%
              ARGENTINA -- 0.3%
     116,600  Telefonica De Argentina-ADR...  $    3,782,212
                                              --------------
              AUSTRALIA -- 3.7%
    *852,495  Amp Limited...................       9,977,413
   1,128,000  Australia & New Zealand
                Banking.....................       7,781,415
   1,289,000  CSR Ltd.......................       3,719,659
   2,200,016  News Corporation Ltd..........      17,955,833
   3,944,028  Pasminco Limited..............       3,004,065
   1,327,819  WMC Limited...................       3,996,128
                                              --------------
                                                  46,434,513
                                              --------------
              BRAZIL -- 0.6%
 109,723,896  Cia Energetica Minas..........       3,396,240
  37,023,800  Telecommunicacoes Brasileiras
                SA..........................       4,081,364
                                              --------------
                                                   7,477,604
                                              --------------
              CANADA -- 0.4%
      86,500  Canadian Natl Railway Co......       4,595,312
                                              --------------
              CHILE -- 0.2%
     106,700  Cia Telecom Chile ADR.........       2,167,343
                                              --------------
              DENMARK -- 2.2%
      89,950  Novov -- nordisk..............      12,399,653
     166,680  Unidanmark AS-A Shares
                (Reg.)......................      14,978,626
                                              --------------
                                                  27,378,279
                                              --------------
              FINLAND -- 2.0%
     765,000  Metsa-Serla-B Shares..........       7,389,978
      85,720  Nokia OYJ Class A Shares......       6,304,223
     150,100  Nokia Corp.- Sponsored ADR....      10,891,631
                                              --------------
                                                  24,585,832
                                              --------------
              FRANCE -- 15.5%
      40,308  AGF-Assurance Generale de
                France......................       2,280,731
     111,930  Alcatel Alsthom...............      22,789,475
       4,577  Allianz BCVG..................          26,609
      35,849  Assurance Generale**..........       2,028,429
     134,840  Axa UAP.......................      15,165,524
     263,521  Banque National de Paris**....      21,531,384
       4,290  Carrefour Supermarche.........       2,714,054
      66,369  Compagnie de Saint Gobain.....      12,305,539
     123,310  Elf Aquitaine.................      17,335,924
     295,110  Michelin......................      17,034,881
     239,558  Rhone-Poulenc SA..............      13,511,228
     108,514  Societe Generale Class A......      22,560,609
     113,343  Total SA B Shares.............      14,734,894
     145,280  Vivendi.......................      31,021,432
                                              --------------
                                                 195,040,713
                                              --------------
              GERMANY -- 12.0%
      28,220  Adidas AG.....................       4,877,825
     742,650  Bayer AG......................      38,304,383
     337,850  Dresdner Bank AG..............      18,211,737
     302,560  Hoechst AG....................      15,102,572
      27,610  Karstadt AG...................      13,338,208
      36,470  M.A.N. AG.....................      14,183,633
     172,290  Mannesmann AG.................      17,476,844

   SHARES                                         MARKET
 -----------                                      VALUE
                                              --------------
              GERMANY -- (CONTINUED)
    *162,240  Metallgesellschaft AG.........  $    3,325,632
     193,290  Siemans AG....................      11,757,807
     201,920  Veba AG.......................      13,759,386
                                              --------------
                                                 150,338,027
                                              --------------
              HONG KONG -- 0.4%
  *1,058,000  Cheung Kong Holdings Ltd......       5,202,220
                                              --------------
              IRELAND -- 0.4%
   1,835,877  Smurfit (Jefferson) Group.....       5,529,011
                                              --------------
              ITALY -- 1.5%
     126,300  Gucci Group Registerd
                Shares......................       6,693,900
   1,617,400  Telecom Italia Spa............      11,906,093
                                              --------------
                                                  18,599,093
                                              --------------
              JAPAN -- 9.2%
      70,700  Advantest Corp................       3,800,280
     201,000  Dai Nippon Printing...........       3,207,947
   1,265,000  Daiwa Securities, Inc.........       5,441,545
     283,000  Fuji Machine Manufacturing
                Co..........................       7,503,980
     331,000  Fuji Photo Film Co............      11,519,471
     510,000  Jusco Co. Ltd.................       9,352,234
     171,000  Kao Corp......................       2,636,739
     101,000  Mabuchi Motor Co. Ltd.........       6,404,149
     170,000  Matsumotokiyoshi..............       5,977,590
     406,000  Matsushita Electric Industrial
                Co..........................       6,523,614
      10,480  Nippon Telegraph &
                Telephone...................       8,683,934
     556,000  Olympus Optical...............       4,831,472
     *62,000  Rohm Company, Ltd.............       6,365,961
     466,000  Sanwa Bank Ltd................       4,166,919
      10,400  Shohkoh Fund..................       2,555,319
     174,700  Sony Corporation..............      15,042,438
       4,600  Square Co. Ltd................         122,635
   2,023,000  Toshiba Corporation...........       8,264,876
      99,000  Uni-Charm Corporation.........       3,666,534
                                              --------------
                                                 116,067,637
                                              --------------
              MEXICO -- 1.9%
   1,680,000  Coca Cola Femsa SA............       2,947,500
   1,539,500  Grupo Financiero Banamex......       2,924,362
     193,500  Grupo Televisa SA.............       3,654,059
   1,635,700  Kimberly-Clark................       5,695,741
     169,100  Telefonos de Mexico SA ADR....       8,127,368
                                              --------------
                                                  23,349,030
                                              --------------
              NETHERLANDS -- 7.2%
     323,957  ING Groep N.V.................      21,212,567
     214,000  Kon Knp N.V...................      13,600,246
     326,400  Philips Electronics N.V.......      27,437,713
     109,000  Royal Dutch Petroleum.........       5,974,562
     293,900  Unilever NV-CVA...............      23,318,723
                                              --------------
                                                  91,543,811
                                              --------------
              NEW ZEALAND -- 0.3%
     107,150  Telecom Corp. New Zealand
                ADR.........................       3,509,162

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS -- (CONTINUED)
 JUNE 30, 1998 (UNAUDITED)

   SHARES                                         MARKET
 -----------                                      VALUE
                                              --------------
 COMMON STOCKS -- (CONTINUED)
              NEW ZEALAND -- (CONTINUED)
     272,000  Telecom Corp. New Zealand
                Ltd.........................  $      581,709
                                              --------------
                                                   4,090,871
                                              --------------
              NORWAY -- 0.4%
     356,500  Saga Petroleum................       5,482,085
                                              --------------
              PHILLIPINES -- 0.2%
   2,565,600  Ayala Land Inc................         738,300
     579,000  Manila Electric Co............       1,527,334
                                              --------------
                                                   2,265,634
                                              --------------
              SINGAPORE -- 0.3%
   1,732,000  Overseas Union Bank...........       3,793,117
                                              --------------
              SOUTH AFRICA -- 0.0%
      27,600  De Beers-Centenary............         488,369
                                              --------------
              SPAIN -- 3.3%
      52,600  Banco Popular Espanol.........       4,494,140
     237,000  Banco Santander SA............       6,076,326
     510,900  Endesa SA.....................      11,196,481
     137,872  Telefonica De Espana SA ADR...      19,172,825
                                              --------------
                                                  40,939,772
                                              --------------
              SWEDEN -- 3.1%
   1,752,470  Nordbanken Holding AB.........      12,855,194
     142,350  Pharmacia & Upjohn............       6,550,820
      94,300  Sparbanken Sverige AB-A
                Shares......................       2,837,887
     552,660  Volvo.........................      16,458,636
                                              --------------
                                                  38,702,537
                                              --------------
              SWITZERLAND -- 4.6%
       2,840  Cie Financial Richemont.......       3,716,613
      64,840  Credit Suisse Group...........      14,427,308
      17,550  Holderbank Financial Glarus
                B...........................      22,330,732
       8,119  Nestle SA (Reg.)..............      17,374,790
                                              --------------
                                                  57,849,443
                                              --------------
              THAILAND -- 0.0%
     450,500  Bangkok Bank..................         553,805
                                              --------------
              UNITED KINGDOM -- 18.4%
     952,110  Allied Irish Banks PLC........      13,765,196
   1,074,300  B.A.T. Industries PLC.........      10,727,943
     630,114  Bass PLC......................      11,775,080
     317,004  BOC Group PLC.................       4,326,580
   1,164,711  British Petroleum Co. PLC.....      16,955,490
     560,100  British Telecom Co. PLC.......       6,892,143
     682,263  BTR PLC.......................       1,938,051
   1,174,900  Compass Group PLC.............      13,526,228
     157,015  Cookson Group PLC.............         539,678
   1,104,092  Diageo PLC....................      13,143,952
     198,000  Granada Group PLC.............       3,647,211
     853,300  Great Universal Stores........      11,254,607
     512,100  HSBC Holdings PLC.............      12,996,030
     491,500  Lloyds TSB Group PLC..........       6,863,975
     336,700  Marks & Spencer PLC...........       3,072,961
     420,100  Next PLC......................       3,616,838
     755,488  PowerGen PLC..................      10,462,426
     794,142  Reckitt & Colman PLC..........      15,158,314
   SHARES                                         MARKET
 -----------                                      VALUE
                                              --------------
              UNITED KINGDOM -- (CONTINUED)
     630,881  Royal & Sun Alliance Insurance
                Group.......................  $    6,436,809
     370,400  Royal Bank of Scotland
                Group.......................       6,421,156
     289,700  Siebe PLC.....................       5,795,546
   1,897,085  SmithKline Beecham PLC........      23,090,791
     570,800  Standard Chartered PLC........       6,480,952
   1,832,900  WPP Group PLC.................      12,064,588
     235,600  Zeneca Group PLC..............      10,122,301
                                              --------------
                                                 231,074,846
                                              --------------
              Total common stocks...........  $1,107,331,916
                                              --------------
                                              --------------
 PREFERRED STOCKS -- 3.4%
              BRAZIL -- 0.8%
   8,644,900  Banco Itau SA.................  $    4,895,707
  50,459,900  Cia Brasileiro Distribution...       1,103,776
  19,211,000  Petroleo Brasileiro...........       3,571,104
                                              --------------
                                                   9,570,587
                                              --------------
              GERMANY -- 2.4%
     104,810  Henkel........................      10,422,737
      51,100  Hornbach Holding AG...........       4,686,174
      15,470  Sap AG - Vorzug...............      10,515,973
       7,020  Sap AG........................       4,258,590
                                              --------------
                                                  29,883,474
                                              --------------
              INDIA -- 0.2%
   4,135,100  Cervejaria Brahma.............       2,558,054
                                              --------------
              Total preferred stocks........  $   42,012,115
                                              --------------
                                              --------------

  PRINCIPAL
   AMOUNT
 -----------
 SHORT-TERM SECURITIES -- 8.0%
              REPURCHASE AGREEMENT
 $101,184,000   Interest in $1,111,215,000
                joint repurchase agreement
                with State Street Bank dated
                06/30/98 at 5.8%, to be
                repurchased at $101,200,302
                on 07/01/98; (Collateralized
                by $421,318,000 U.S.
                Treasury Notes 5.75%-7.825%
                due 05/15/99-11/15/04,
                563,474,000 U.S. Treasury
                Bonds 8.00%-11.125% due
                02/15/15-08/15/25,
                121,000,000 U.S. Treasury
                Strips (principal) 0% due
                08/15/04-08/15/07 and
                5,423,000 U.S. Treasury
                Bills 0% due 08/13/98)......  $  101,184,000
                                              --------------
                                              --------------

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $951,970,783)......    88.1%  $ 1,107,331,916
Total preferred stocks (cost $36,530,426)....     3.4        42,012,115
Total short-term securities (cost
  $101,184,000)..............................     8.0       101,184,000
                                               ------   ----------------
Total investment in securities (total cost
  $1,089,685,209)............................    99.5     1,250,528,031
Excess of cash, receivables and other assets
  over liabilities...........................     0.5         5,830,050
                                               ------   ----------------
Net assets...................................   100.0%  $ 1,256,358,081
                                               ------   ----------------
                                               ------   ----------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 SUMMARY OF SHAREHOLDERS' EQUITY:
 Capital stock, par value $0.10 per share; 1,500,000,000
   shares authorized; 887,753,488 shares outstanding....
                                                          $   88,775,349
 Capital surplus........................................
                                                             998,738,972
 Accumulated undistributed net investment income........
                                                              12,439,328
 Accumulated net realized loss on investments...........
                                                              (4,223,955)
 Unrealized appreciation of investments.................
                                                             160,842,822
 Unrealized depreciation on translation on other assets
   and liabilities in foreign currencies................
                                                                (214,435)
                                                          --------------
 Net assets.............................................
                                                          $1,256,358,081
                                                          --------------
                                                          --------------

                                                              MARKET
                                                              VALUE
                                                             -------
 Class IA
 Net asset value per share ($1,256,074,022  DIVIDED BY
   887,475,218 shares outstanding)......................
                                                                  $1.42
                                                                  -----
                                                                  -----
 Class IB
 Net asset value per share ($284,059  DIVIDED BY 278,270
   shares outstanding)..................................
                                                                  $1.02
                                                                  -----
                                                                  -----

  * Non-income producing during period.
 ** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1998, the market value of these securities amounted to $23,559,813, or 2% of net assets.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD DIVIDEND AND GROWTH HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
 JUNE 30, 1998 (UNAUDITED)

  SHARES                                         MARKET
-----------                                      VALUE
                                             --------------
COMMON STOCKS -- 96.4%
             AEROSPACE & DEFENSE -- 1.9%
    229,300  Northrop Grumman
               Corporation.................  $   23,646,562
    297,700  United Technologies
               Corporation.................      27,537,250
                                             --------------
                                                 51,183,812
                                             --------------
             COMPUTERS & OFFICE EQUIPMENT -- 1.2%
    304,200  Xerox Corporation.............      30,914,325
                                             --------------
             CONSUMER DURABLES -- 1.3%
    533,100  Cooper Tire & Rubber
               Company.....................      10,995,187
    271,100  Ford Motor Company............      15,994,900
    163,300  TRW, Inc......................       8,920,262
                                             --------------
                                                 35,910,349
                                             --------------
             CONSUMER NON-DURABLES -- 3.1%
    199,200  Clorox Company (The)..........      18,998,700
    392,200  Colgate-Palmolive Company.....      34,513,600
    635,300  Kimberly-Clark Corporation....      29,144,387
                                             --------------
                                                 82,656,687
                                             --------------
             CONSUMER SERVICES -- 1.4%
    528,500  Eastman Kodak Company.........      38,613,531
                                             --------------
             ELECTRONICS -- 6.2%
    264,900  AMP Incorporated..............       9,105,937
  1,237,860  General Electric Company......     112,645,260
    349,600  Johnson Controls, Inc.........      19,992,750
    476,500  Thomas & Betts Corporation....      23,467,625
                                             --------------
                                                165,211,572
                                             --------------
             ENERGY & SERVICES -- 10.7%
    302,800  Ashland, Inc..................      15,632,050
    405,600  Chevron Corporation...........      33,690,150
    909,800  Eni Ads.......................      59,137,000
    254,000  Exxon Corporation.............      18,113,375
    159,100  Pennzoil Company..............       8,054,437
    181,700  Phillips Petroleum Company....       8,755,668
    519,600  Repsol S.A. ADR...............      28,578,000
    423,800  Royal Dutch Petroleum.........      23,229,537
    424,824  Sempra Energy.................      11,788,852
    731,705  Sun Company, Inc..............      28,399,312
  1,199,300  USX Corporation...............      41,150,981
    448,400  Wisconsin Energy
               Corporation.................      13,620,150
                                             --------------
                                                290,149,512
                                             --------------
             FINANCIAL SERVICES -- 17.7%
    350,700  CIGNA Corporation.............      24,198,300
    764,600  Citicorp......................     114,116,550
  1,028,700  Federal National Mortgage
               Association.................      62,493,525
    704,000  First Union Corporation.......      41,008,000
    744,750  Marsh & McLennan Companies,
               Inc.........................      45,010,828
  1,306,900  Pacific Century Financial
               Corporation.................      31,365,600
    465,700  Peoples Heritage Financial
               Group, Inc..................      11,002,162
    311,300  Pinnacle West Capital
               Corporation.................      14,008,500
  2,612,200  U.S. Bancorp..................     112,324,600
    227,700  Wachovia Corporation..........      19,240,650
                                             --------------
                                                474,768,715
                                             --------------

  SHARES                                         MARKET
-----------                                      VALUE
                                             --------------
             FOOD, BEVERAGE & TOBACCO --
             5.8%
  1,317,575  Flowers Industries, Inc.......  $   26,927,939
    547,200  H.J. Heinz Company............      30,711,600
    237,400  Interstate Bakeries...........       7,878,712
    866,500  McCormick & Company,
               Incorporated................      30,950,296
    666,600  Nabisco Holdings
               Corporation.................      24,039,262
    689,100  Philip Morris Companies,
               Inc.........................      27,133,312
    311,100  Schweitzer Mauduit
               International...............       9,021,900
                                             --------------
                                                156,663,021
                                             --------------
             FOREIGN SECURITIES -- 0.3%
  2,985,522  Southcorp Limited.............       8,670,765
                                             --------------
             HEALTH CARE -- 13.0%
    899,300  Abbott Laboratories...........      36,758,887
    783,000  American Home Products
               Corporation and
               Subsidiaries................      40,520,250
    338,400  Baxter International Inc......      18,210,150
    342,700  Bristol-Myers Squibb
               Company.....................      39,389,081
    318,400  Merck & Co., Inc..............      42,586,000
  1,674,800  Pharmacia & Upjohn, Inc.......      77,250,150
  1,350,900  Warner-Lambert Company........      93,718,687
                                             --------------
                                                348,433,205
                                             --------------
             INDUSTRIAL MATERIALS -- 4.4%
    181,100  Aluminum Company of America...      11,941,281
    112,500  BetzDearborn, Inc.............       4,746,093
    154,700  BOC Group PLC-Sponsored ADR...       4,196,237
    394,200  Calgon Carbon Corporation.....       3,917,362
   *422,400  du Pont (E.I.) de Nemours &
               Co..........................      31,521,600
    105,000  Eastman Chemical Co...........       6,536,250
   *125,800  Georgia-Pacific (Timber
               Group)......................       2,901,262
    159,700  Georgia-Pacific Corporation...       9,412,318
     75,700  Imperial Chemical ADR.........       4,882,650
    321,000  International Paper Company...      13,803,000
    268,750  RPM, Inc......................       4,568,750
    315,300  Temple-Inland, Inc............      16,986,787
    127,100  Witco Chemical Corp...........       3,717,675
                                             --------------
                                                119,131,265
                                             --------------
             INSURANCE--PROPERTY & CASUALTY -- 0.9%
    323,800  Exel Limited..................      25,195,687
                                             --------------
             MANUFACTURING -- 1.8%
    203,500  Deere & Company...............      10,760,062
    169,100  Eaton Corporation.............      13,147,525
    306,800  Minnesota Mining &
               Manufacturing Company.......      25,215,125
                                             --------------
                                                 49,122,712
                                             --------------
             MEDIA & SERVICES -- 1.7%
     93,200  Cognizant Corp................       5,871,600
    562,700  Gannett Co., Inc..............      39,986,868
                                             --------------
                                                 45,858,468
                                             --------------
             REAL ESTATE -- 3.0%
    277,200  Kimco Realty Corporation
               (REIT)......................      11,365,200
    390,400  Liberty Property Trust
               (REIT)......................       9,979,600

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

  SHARES                                         MARKET
-----------                                      VALUE
                                             --------------
COMMON STOCKS -- (CONTINUED)
             REAL ESTATE -- (CONTINUED)
    235,100  Nationwide Health Properties,
               Inc. (REIT).................  $    5,613,012
    488,800  Security Capital Pacific
               Trust.......................      10,998,000
    527,400  Spieker Properties, Inc.......      20,436,750
    427,100  Starwood Hotels & Resorts
               (REIT)......................      20,634,268
    122,800  Sunstone Hotel Investors, Inc.
               (REIT)......................       1,634,775
                                             --------------
                                                 80,661,605
                                             --------------
             RETAIL -- 4.1%
    438,100  American Greetings
               Corporation.................      22,315,718
    408,900  J.C. Penney Company, Inc......      29,568,581
    877,300  May Department Stores Company
               (The).......................      57,463,150
                                             --------------
                                                109,347,449
                                             --------------
             SOFTWARE & SERVICES -- 0.2%
     49,500  Microsoft Corporation.........       4,702,500
                                             --------------
             UTILITIES -- 17.3%
    204,900  AT&T Corp.....................      11,704,912
    656,100  Ameritech Corporation.........      29,442,487
    889,346  Bell Atlantic Corporation.....      40,576,411
    711,500  BellSouth Corporation.........      47,759,437
    245,600  CINergy Corp..................       8,596,000
    222,600  Columbia Gas System, Inc.
               (The).......................      12,382,125
    534,000  Duke Energy Corporation.......      31,639,500
    546,600  El Paso Natural Gas Company...      20,907,450
    492,200  Endesa SA.....................      10,643,825
    692,500  GPU, Inc......................      26,185,156
   *541,400  MCN Energy Group Inc..........      13,467,325
    330,700  Montana Power Company.........      11,491,825
    480,300  National Power PLC-Sponsored
               ADR.........................      17,711,062
    291,800  New England Electric System...      12,620,350
    664,800  NIPSCO Industries Inc.........      18,614,400
    525,200  Northern States Power
               Company.....................      15,033,850
    255,900  PowerGen PLC Sponsored ADR....      14,426,362
  1,015,400  SBC Communications Inc........      40,616,000
    726,400  Southern Company (The)........      20,112,200
    420,200  Sprint Corporation............      29,624,100
    324,000  Texas Utilities Company.......      13,486,500
   *328,781  WorldCom, Inc.................      15,925,329
                                             --------------
                                                462,966,606
                                             --------------
             WASTE MANAGEMENT -- 0.4%
   *215,900  Waste Management, Inc.........       7,556,500
                                             --------------
             Total common stocks...........  $2,587,718,286
                                             --------------
                                             --------------
CONVERTIBLE PREFERRED STOCKS -- 2.0%
             AEROSPACE & DEFENSE -- 1.0%
     58,900  Loral Space & Communications,
               Ltd.
               Cv Pfd......................  $    4,454,312
    283,600  Loral Space & Communications,
               Ltd.........................      21,447,250
                                             --------------
                                                 25,901,562
                                             --------------
             MEDIA & SERVICES -- 1.0%
    336,600  American Radio Systems
               Corporation**...............      26,591,400
                                             --------------
             Total convertible preferred
               stocks......................  $   52,492,962
                                             --------------
                                             --------------
WARRANTS -- 0.0%
    *18,794  Security Capital Group........  $        6,460
                                             --------------
                                             --------------
 PRINCIPAL                                       MARKET
  AMOUNT                                         VALUE
-----------                                  --------------
SHORT-TERM SECURITIES -- 2.3%

             REPURCHASE AGREEMENT
$61,082,000  Interest in $1,111,215,000
               joint repurchase agreement
               with State Street Bank dated
               06/30/98 at 5.8%, to be
               repurchased at $61,091,841
               on 07/01/98; (collateralized
               by $421,318,000 U.S.
               Treasury Notes 5.75%-7.825%
               due 05/15/99-11/15/04,
               563,474,000 U.S. Treasury
               Bonds 8.00%-11.125% due
               02/15/15-08/15/25,
               121,000,000 U.S. Treasury
               Strips (principal) 0% due
               08/15/04-08/15/07 and
               5,423,000 U.S. Treasury
               Bills 0% due 08/13/98)......  $   61,082,000
                                             --------------
                                             --------------
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $2,113,358,302)....   96.4 %  $2,587,718,286
Total convertible preferred stocks
  (cost $36,015,463).........................    2.0        52,492,962
Total warrants (cost $0).....................    0.0             6,460
Total short-term securities (cost
  $61,082,000)...............................    2.3        61,082,000
                                               ------   --------------
Total investment in securities (total cost
  $2,210,455,765)............................  100.7     2,701,299,708
Excess of liabilities over cash, receivables
  and other assets...........................   (0.7)      (18,602,980)
                                               ------   --------------
Net assets...................................  100.0 %  $2,682,696,728
                                               ------   --------------
                                               ------   --------------

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share;
  3,000,000,000 shares authorized; 1,285,871,318
  shares outstanding.................................   $  128,587,132
Capital surplus......................................    1,948,277,085
Accumulated undistributed net investment income......       21,897,287
Accumulated undistributed net realized gain on
  investments........................................       93,249,066
Unrealized appreciation of investments...............      490,843,943
Unrealized depreciation of option contracts..........         (147,198)
Unrealized depreciation on translation on other
  assets and liabilities in foreign currencies.......          (10,587)
                                                        --------------
Net assets...........................................   $2,682,696,728
                                                        --------------
                                                        --------------

Class IA
Net asset value per share ($2,679,882,266  DIVIDED BY
  1,283,024,906 shares outstanding)....................  $2.09
                                                         -----
                                                         -----
Class IB
Net asset value per share ($2,814,462  DIVIDED BY
  2,846,412 shares outstanding)........................  $0.99
                                                         -----
                                                         -----

 * Non-income producing during period.

** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1998, the market value of these securities amounted to $26,591,400 or 1% of net assets.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD DIVIDEND AND GROWTH HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS -- (CONTINUED)
 JUNE 30, 1998 (UNAUDITED)

                        WRITTEN OPTIONS AT JUNE 30, 1998

                                                                                          UNREALIZED
                                                    NUMBER OF      PREMIUM     MARKET    APPRECIATION
DESCRIPTION                                         CONTRACTS     RECEIVED      VALUE    (DEPRECIATION)
------------------------------------------------  -------------  -----------  ---------  -------------
American Home Products July 1998 Strike Price 55          783     $  49,007   $  19,575    $  29,432
Ford Motor Company July 1998 Strike Price 60              271        16,157      32,181      (16,024)
Merck & Co. July 1998 Strike Price 135                    318        25,609      79,500      (53,891)
Nabisco Holdings Co. July 1998 Strike Price 40          1,350        77,460      67,500        9,960
Phillip Morris Companies July 1998 Strike Price
42.5                                                      336        18,902       6,300       12,602
Warner-Lambert Company July 1998 Strike Price 70        1,125        93,682     246,094     (152,412)
Warner-Lambert Company July 1998 Strike Price 75          225        16,424      16,875         (451)
Xerox July 1998 Strike Price 115                          115        27,386       3,800       23,586
                                                                                         -------------
                                                                                           $(147,198)
                                                                                         -------------
                                                                                         -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD INTERNATIONAL ADVISERS HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
 JUNE 30, 1998 (UNAUDITED)

                                                                MARKET
     SHARES                                                      VALUE
-----------------                                            -------------
COMMON STOCKS -- 59.4%
                   ARGENTINA -- 0.2%
           15,800  Telefonica de Argentina - ADR...........  $     512,512
                                                             -------------
                   AUSTRALIA -- 2.4%
         *114,212  Amp Limited**...........................      1,336,712
          164,866  Australia & New Zealand Banking Group
                     Ltd...................................      1,137,314
          155,000  CSR Ltd.................................        447,282
          294,669  News Corporation Ltd....................      2,404,994
          512,844  Pasminco Limited........................        390,620
          164,056  WMC Limited.............................        493,733
                                                             -------------
                                                                 6,210,655
                                                             -------------
                   BRAZIL -- 0.5%
        1,145,900  Banco Itau SA...........................        648,936
        6,449,400  Cia Brasileiro Distribution.............        141,076
        2,276,000  Petroleo Brasileiro.....................        423,082
                                                             -------------
                                                                 1,213,094
                                                             -------------
                   CANADA -- 0.1%
            9,600  Canadian National Railway Company.......        510,000
                                                             -------------
                   CHILE -- 0.1%
           13,200  Cia Telecom Chile ADR...................        268,125
                                                             -------------
                   DENMARK -- 1.4%
           11,530  Novov-Nordisk A/S - B Shares............      1,589,416
           21,880  UniDanmark A/S - A Shares (Reg.)........      1,966,236
                                                             -------------
                                                                 3,555,652
                                                             -------------
                   FINLAND -- 1.3%
           95,700  Metsa-Serla - B Shares..................        924,471
           22,870  Nokia OYJ Class A Shares................      1,681,959
            9,600  Nokia Corp. - Sponsored ADR.............        696,600
                                                             -------------
                                                                 3,303,030
                                                             -------------
                   FRANCE -- 10.1%
            6,296  AGF-Assurance Generale de France........        356,244
           15,790  Alcatel Alsthom.........................      3,214,918
              483  Allianz Bcvg Warrant....................          2,808
            1,727  Assurance Generale**....................         97,718
           19,180  Axa-UAP.................................      2,157,184
           35,490  Banque Nationale de Paris**.............      2,899,764
              560  Carrefour Supermarche...................        354,282
            8,767  Compagnie de Saint Gobain...............      1,625,497
           16,890  Elf Aquitaine...........................      2,374,533
           39,690  Michelin................................      2,291,059
           32,351  Rhone-Poulenc - A Shares................      1,824,617
           14,657  Societe Generale - A....................      3,047,264
           15,679  Total S.A. - B Shares...................      2,038,312
           20,240  Vivendi.................................      4,321,818
                                                             -------------
                                                                26,606,018
                                                             -------------
                   GERMANY -- 9.1%
            3,770  Adidas AG...............................        651,644
           99,790  Bayer AG................................      5,146,966
           45,330  Dresdner Bank AG........................      2,443,504
           14,150  Henkel AG...............................      1,407,134
           40,860  Hoechst AG..............................      2,039,566
            6,760  Hornbach Holding AG.....................        619,811
            3,415  Karstadt AG.............................      1,649,763
            4,900  M.A.N. AG...............................      1,905,670
           23,100  Mannesmann AG...........................      2,343,230
          *21,070  Metallgesellschaft AG...................        431,897

     SHARES                                                     MARKET
-----------------                                                VALUE
                                                             -------------
                   GERMANY -- (CONTINUED)
              900  Sap AG..................................  $     545,973
            2,150  Sap AG-Vorzug...........................      1,461,496
           26,100  Siemans AG..............................      1,587,659
           27,190  Veba AG.................................      1,852,801
                                                             -------------
                                                                24,087,114
                                                             -------------
                   HONG KONG -- 0.3%
         *138,000  Cheung Kong Holdings Ltd................        678,550
                                                             -------------
                   INDIA -- 0.6%
          548,100  Cervejaria Brahma.......................        339,065
       14,543,712  Cia Energetica Minas....................        450,165
        5,949,900  Telecomun Brasileiras SA................        655,894
                                                             -------------
                                                                 1,445,124
                                                             -------------
                   IRELAND -- 0.3%
          237,184  Smurfit (Jefferson) Group...............        714,314
                                                             -------------
                   ITALY -- 1.0%
           16,800  Gucci Group NV..........................        890,400
          223,344  Telecom Italia S.p.A....................      1,644,095
                                                             -------------
                                                                 2,534,495
                                                             -------------
                   JAPAN -- 5.9%
           10,900  Advantest Corp..........................        585,898
           28,000  Dai Nippon Printing.....................        446,878
          167,000  Daiwa Securities, Inc...................        718,370
           37,000  Fuji Machine Manufacturing Company......        981,085
           45,000  Fuji Photo Film Co......................      1,566,091
           68,000  Jusco Co. Ltd...........................      1,246,964
           23,000  Kao Corp................................        354,649
           13,000  Mabuchi Motor Co., Ltd..................        824,296
           22,600  Matsumotokiyoshi........................        794,667
           55,000  Matsushita Electric Industrial Co.......        883,740
            1,390  Nippon Telegraph & Tel..................      1,151,781
           73,000  Olympus Optical.........................        634,348
           *8,000  Rohm Company Limited....................        821,414
           57,000  Sanwa Bank Ltd..........................        509,687
            1,400  Shohkoh Fund............................        343,985
           23,800  Sony Corporation........................      2,049,284
              500  Square Co. Ltd..........................         13,329
          282,000  Toshiba Corporation.....................      1,152,098
           12,400  Uni-Charm Corporation...................        459,242
                                                             -------------
                                                                15,537,806
                                                             -------------
                   MEXICO -- 1.2%
          227,600  Coca Cola Femsa SA Series L.............        399,316
          201,800  Grupo Financiero Banamex................        383,329
           27,200  Grupo Televisa SA.......................        513,536
          204,200  Kimberly-Clark de Mexico SA de CV Class
                     A.....................................        711,053
           22,400  Telefonos de Mexico S.A. - ADR..........      1,076,600
                                                             -------------
                                                                 3,083,916
                                                             -------------
                   NETHERLANDS -- 4.7%
           43,591  ING Groep NV............................      2,854,320
           28,370  Kon KNP NV..............................      1,802,985
           44,100  Philips Electronics NV..................      3,707,117
           14,800  Royal Dutch Petroleum Co................        811,225
           39,600  Unilever NV-CVA.........................      3,141,957
                                                             -------------
                                                                12,317,604
                                                             -------------
                   NEW ZEALAND -- 0.1%
            9,600  Telecom Corp. New Zealand Ltd. ADR......        314,400

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD INTERNATIONAL ADVISERS HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS -- (CONTINUED)
 JUNE 30, 1998 (UNAUDITED)

     SHARES                                                     MARKET
-----------------                                                VALUE
                                                             -------------
COMMON STOCKS -- (CONTINUED)
                   NEW ZEALAND -- (CONTINUED)
           35,200  Telecom Corp. New Zealand Ltd...........  $      75,280
                                                             -------------
                                                                   389,680
                                                             -------------
                   NORWAY -- 0.3%
           46,000  Saga Petroleum AS Class A Shares........        707,365
                                                             -------------
                   PHILIPPINES -- 0.1%
          309,600  Ayala Land, Inc.........................         89,093
           71,500  Manila Electric Company, Class B........        188,608
                                                             -------------
                                                                   277,701
                                                             -------------
                   SINGAPORE -- 0.2%
          230,000  Overseas Union Bank (Foreign Reg).......        503,704
                                                             -------------
                   SOUTH AFRICA -- 0.0%
            3,500  De Beers - Centenary....................         61,918
                                                             -------------
                   SPAIN -- 2.2%
            6,925  Banco Popular Espanol...................        591,671
           31,200  Banco Santander S.A.....................        799,921
           73,400  Endesa S.A..............................      1,608,576
           20,027  Telefonica de Espana S.A. - ADR.........      2,785,004
                                                             -------------
                                                                 5,785,172
                                                             -------------
                   SWEDEN -- 2.1%
          231,160  Nordbanken Holding AB...................      1,695,667
           19,160  Pharmacia & Upjohn ADR..................        881,726
           16,200  Sparbanken Sverige AB-A Shares..........        487,526
           80,160  Volvo AB................................      2,387,225
                                                             -------------
                                                                 5,452,144
                                                             -------------
                   SWITZERLAND -- 3.0%
              380  Cie Financ Richemont....................        497,293
            9,400  Credit Suisse Group.....................      2,091,559
            2,350  Holderbank Financial Glarus B...........      2,990,155
            1,105  Nestle S.A. (Reg).......................      2,364,717
                                                             -------------
                                                                 7,943,724
                                                             -------------
                   THAILAND -- 0.0%
           58,600  Bangkok Bank............................         72,037
                                                             -------------
                   UNITED KINGDOM -- 12.2%
          138,072  Allied Irish Banks PLC..................      1,996,185
          144,700  B.A.T. Industries PLC...................      1,444,971
           88,932  Bass PLC................................      1,661,810
           42,850  BOC Group PLC...........................        584,831
          168,939  British Petroleum Co. PLC...............      2,459,359
          114,400  British Telecom Co. PLC.................      1,407,715
           92,175  BTR.....................................        261,834
          157,900  Compass Group PLC.......................      1,817,849
           20,369  Cookson Group PLC.......................         70,010
          149,394  Diageo PLC..............................      1,778,500
           26,300  Granada Group PLC.......................        484,452
          114,700  Great Universal Stores..................      1,512,836
           69,400  HSBC Holdings PLC.......................      1,761,227
           63,800  Lloyds TSB Group PLC....................        890,990
           66,600  Marks & Spencer PLC.....................        607,838
           55,400  Next PLC................................        476,964
           85,672  PowerGen PLC............................      1,186,434
          104,720  Reckitt & Colman PLC....................      1,998,860
           83,169  Royal & Sun Alliance Insurance Group....        848,559
           48,400  Royal Bank of Scotland Group............        839,049
     SHARES                                                     MARKET
-----------------                                                VALUE
                                                             -------------
                   UNITED KINGDOM -- (CONTINUED)
           38,500  Siebe PLC...............................  $     770,205
          262,062  SmithKline Beecham......................      3,189,745
           79,100  Standard Chartered PLC..................        898,113
          243,400  WPP Group PLC...........................      1,602,117
           32,200  Zeneca Group PLC........................      1,383,438
                                                             -------------
                                                                31,933,891
                                                             -------------
                   Total common stocks.....................  $ 155,705,345
                                                             -------------
                                                             -------------
    PRINCIPAL
     AMOUNT
-----------------
CORPORATE NOTES -- 0.5%
                   INDUSTRIAL
                   Sara Lee Corporation
$       1,400,000    4.75% due 10/22/98....................  $   1,397,425
                                                             -------------
                                                             -------------
FOREIGN CORPORATE BONDS -- 0.8%
                   GERMANY -- 0.4%
                   Cades
        1,950,000    5.12% due 10/25/08....................  $   1,092,465
                                                             -------------
                   LUXEMBOURG -- 0.1%
                   Electricite de France
       32,000,000    4.75% due 12/05/01....................        259,340
                                                             -------------
                   UNITED KINGDOM -- 0.3%
                   Hyder PLC
          450,000    8.75% due 07/17/06....................        832,297
                                                             -------------
                   Total foreign corporate bonds...........  $   2,184,102
                                                             -------------
                                                             -------------
FOREIGN GOVERNMENT BONDS -- 26.2%
                   AUSTRALIA -- 2.4%
                   Australia Commonwealth
        4,210,000    9.75% due 08/15/02....................  $   2,990,787
                   Australia Commonwealth
        3,950,000    10.00% due 10/15/07...................      3,223,400
                                                             -------------
                                                                 6,214,187
                                                             -------------
                   CANADA -- 1.7%
                   Canada Government
        2,870,000    7.00% due 12/01/06....................      2,166,734
                   Canada Government
          250,000    8.00% due 09/01/27....................        230,772
                   Canada Government
        2,800,000    7.50% due 03/01/01....................      2,005,432
                                                             -------------
                                                                 4,402,938
                                                             -------------
                   DENMARK -- 3.4%
                   Denmark Bullet
       46,000,000    9.00% due 11/15/00....................      7,367,208
                   Denmark Bullet
        3,000,000    7.00% due 12/15/04....................        488,584
                   Denmark Kingdom
        6,000,000    7.00% due 11/10/24....................      1,058,569
                                                             -------------
                                                                 8,914,361
                                                             -------------
                   FRANCE -- 0.9%
                   France O.A.T.
        1,600,000    8.50% due 04/25/03....................        310,815
                   France O.A.T.
       10,000,000    6.00% due 10/25/25....................      1,797,874

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

    PRINCIPAL                                                   MARKET
     AMOUNT                                                      VALUE
-----------------                                            -------------
FOREIGN GOVERNMENT BONDS -- (CONTINUED)
                   FRANCE -- (CONTINUED)
                   Quebec Province
$       1,660,000    6.88% due 04/22/04....................  $     302,702
                                                             -------------
                                                                 2,411,391
                                                             -------------
                   GERMANY -- 5.0%
                   Deutsche Hypbk Frankfurt
        1,500,000    4.50% due 03/23/02....................        832,089
                   Deutschland Republic
        7,800,000    6.25% due 01/04/24....................      4,870,046
                   Deutschland Republic
       10,450,000    6.88% due 05/12/05....................      6,536,771
                   Republic of Slovenia
        1,500,000    5.75% due 06/16/04....................        856,458
                                                             -------------
                                                                13,095,364
                                                             -------------
                   ITALY -- 3.5%
                   Italy BTPS
    4,600,000,000    6.00% due 01/01/07....................      2,775,190
                   Italy BTPS
   10,900,000,000    6.25% due 03/01/02....................      6,470,523
                                                             -------------
                                                                 9,245,713
                                                             -------------
                   JAPAN -- 1.7%
                   Italy Republic
      240,000,000    5.00% due 02/15/04....................      2,118,384
                   Japan Government
      110,000,000    6.60% due 09/20/11....................      1,228,915
                   Nippon Tel & Tel
      108,000,000    2.50% due 07/25/07....................        821,954
                   Republic of Austria
       50,000,000    6.25% due 10/16/03....................        454,389
                                                             -------------
                                                                 4,623,642
                                                             -------------
                   NEW ZEALAND -- 1.3%
                   New Zealand Government
        5,910,000    10.00% due 08/15/02...................      3,370,251
                                                             -------------
                   PORTUGAL -- 0.3%
                   Portugal Republic
       90,000,000    4.50% due 08/15/02....................        730,761
                                                             -------------
                   SPAIN -- 1.0%
                   Spanish Government
      395,000,000    0.00% due 01/31/03....................      2,651,394
                                                             -------------
                   SWEDEN -- 0.5%
                   1034 Sweden
        7,500,000    9.00% due 04/20/09....................      1,251,346
                                                             -------------
                   UNITED KINGDOM -- 4.5%
                   FFRESH MB 1-A2
          580,467    11.13% due 10/05/58...................      1,389,131
                   Iceland Republic
          381,000    8.75% due 05/12/03....................        681,787
                   Japan Finance Municipal
          590,000    8.38% due 12/07/06....................      1,093,932
                   U.K. Treasury Gilt
          950,000    8.75% due 08/25/17....................      2,144,311
                   U.K. Treasury Gilt
        1,200,000    6.75% due 01/26/04....................      2,070,402
    PRINCIPAL                                                   MARKET
     AMOUNT                                                      VALUE
-----------------                                            -------------
                   UNITED KINGDOM -- (CONTINUED)

                   U.K. Treasury Gilt
$       2,350,000    7.75% due 09/08/06....................  $   4,354,738
                                                             -------------
                                                                11,734,301
                                                             -------------
                   Total foreign government bonds..........  $  68,645,649
                                                             -------------
                                                             -------------
U.S. TREASURY AND FEDERAL AGENCIES -- 0.8%
                   U.S. TREASURY NOTES -- 0.5%
        1,300,000  5.875 due 07/31/99......................      1,304,469
                                                             -------------
                   FEDERAL NATIONAL MORTGAGE
                    ASSOCIATION -- 0.3%
                   FNMA Series 1993-1998
          216,943    5.25% due 11/25/14....................  $     216,146
                   FNMA Global Medium Term Note
          820,000    6.50% due 07/10/02....................        523,011
                                                             -------------
                                                                   739,157
                                                             -------------
                   Total U.S. treasuries and federal
                     agencies..............................  $   2,043,626
                                                             -------------
                                                             -------------
SHORT-TERM SECURITIES -- 12.5%
                   CERTIFICATE OF DEPOSIT -- 3.3%
                   Bank of Nova Scotia-NY
          700,000    5.89% due 09/16/98....................  $     699,916
                   Bankers Trust Corporation
        1,700,000    5.97% due 10/27/98....................      1,700,378
                   Canadian Imperial Bank-NY
        1,700,000    5.74% due 08/31/99....................      1,699,269
                   Canadian Imperial Bank of Commerce
        1,500,000    5.55% due 12/10/99....................      1,498,911
                   Credit Agricole USA
        1,500,000    5.70% due 03/02/99....................      1,499,615
                   Deutsche Bank NY
        1,500,000    5.70% due 04/06/99....................      1,499,450
                                                             -------------
                                                                 8,597,539
                                                             -------------
                   NON CONVERTIBLE-CORPORATE NOTES -- 0.3%
                   Westpac Capital Corporation
          750,000    6.00% due 12/11/98....................        750,000
                   REPURCHASE AGREEMENT -- 8.9%
       23,335,000  Interest in $1,111,215,000 joint
                     repurchase agreement with State Street
                     Bank dated 06/30/98 at 5.80%, to be
                     repurchased at $23,338,760 on July 1,
                     1998; (collateralized by $421,318,000
                     U.S. Treasury Notes 5.75%-7.825% due
                     05/15/99-11/15/04, 563,474,000 U.S.
                     Treasury Bonds 8.00%-11.25% due
                     02/15/15-8/15/25, 121,000,000 U.S.
                     Treasury Strips (principal) 0% due
                     08/15/04-08/15/07 and 5,423,000 U.S.
                     Treasury Bills 0% due 08/13/98).......     23,335,000
                                                             -------------
                   Total short-term securities.............  $  32,682,539
                                                             -------------
                                                             -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD INTERNATIONAL ADVISERS HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS -- (CONTINUED)
 JUNE 30, 1998 (UNAUDITED)

                                                            MARKET
                                                            VALUE
                                                        --------------

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $138,965,741)......    59.4%  $  155,705,345
Total corporate bonds and notes (cost
  $1,394,964)................................     0.5        1,397,425
Total foreign corporate bonds (cost
  $2,232,419)................................     0.8        2,184,102
Total foreign government bonds (cost
  $68,047,610)...............................    26.2       68,645,649
Total U.S. treasuries & federal agencies
  (cost $2,130,147)..........................     0.8        2,043,626
Total short-term securities (cost
  $32,682,539)...............................    12.5       32,682,539
                                               ------   --------------
Total investment in securities (total cost
  $245,453,420)..............................   100.2      262,658,686
Excess of liabilities over cash, receivables
  and other assets...........................    (0.2)        (537,658)
                                               ------   --------------
Net assets (applicable to $1.15 per share
  based on 228,360,278 shares outstanding)...   100.0%  $  262,121,028
                                               ------   --------------
                                               ------   --------------

                                                            MARKET
                                                            VALUE
                                                        --------------

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share; 750,000,000
  shares authorized; 228,360,278 shares
  outstanding........................................   $   22,836,028
Capital surplus......................................      237,378,401
Distribution in excess of net investment income......      (19,561,099)
Accumulated undistributed net realized gain on
  investments........................................        3,907,458
Unrealized appreciation of investments...............       17,205,266
Unrealized depreciation of futures contracts***......          (95,111)
Unrealized appreciation on forward foreign currency
  contracts (note 2).................................          563,794
Unrealized depreciation on translation of other
  assets and liabilities in forward foreign
  currencies.........................................         (113,709)
                                                        --------------
Net assets, applicable to shares outstanding.........   $  262,121,028
                                                        --------------
                                                        --------------

  * Non-income producing during period.

 ** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1998, the market value of these securities amounted to $4,334,194 or 1.6% of net assets.

*** The Fund had 8 September TSE 10 year JGB Index futures contracts open at
    June 30, 1998. These contracts had a market value of $95,111 at June 30, 1998.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

        FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 1998

                                                                      UNREALIZED
                                   TOTAL      AGGREGATE   DELIVERY   APPRECIATION
DESCRIPTION                     MARKET VALUE  FACE VALUE    DATE     (DEPRECIATION)
------------------------------  ------------  ----------  ---------  -------------
Australian Dollar (Sell)         $3,759,138   $3,784,005   08/31/98    $  24,867
Australian Dollar (Sell)          2,975,468    2,825,365   08/31/98     (150,103)
British Pounds (Buy)                189,429      189,764   09/01/98          336
British Pounds (Sell)             1,513,312    1,499,521   08/18/98      (13,791)
British Pounds (Sell)             1,496,682    1,503,000   08/18/98        6,318
British Pounds (Sell)            12,179,924   11,947,900   08/18/98     (232,024)
British Pounds (Sell)               199,398      197,664   09/01/98       (1,734)
British Pounds (Sell)               372,211      363,328   09/01/98       (8,883)
Canadian Dollar (Buy)             1,691,217    1,707,107   08/04/98      (15,891)
Canadian Dollar (Buy)             1,760,933    1,776,325   08/31/98      (15,392)
Canadian Dollar (Buy)               947,670      958,592   08/31/98      (10,922)
Canadian Dollar (Buy)               251,075      253,269   08/31/98       (2,195)
Canadian Dollar (Sell)            5,352,391    5,410,345   08/31/98       57,953
Canadian Dollar (Sell)            2,013,372    2,010,218   08/31/98       (3,154)
Danish Krone (Sell)               2,389,896    2,442,708   08/31/98       52,812
French Franc (Sell)               2,387,167    2,442,881   09/01/98       55,714
French Franc (Sell)               7,939,896    7,901,049   01/04/99      (38,847)
German Deutschemark (Buy)           753,212      760,201   07/20/98       (6,989)
German Deutschemark (Buy)         6,516,305    6,639,648   09/11/98     (123,343)
German Deutschemark (Buy)         2,166,334    2,211,517   08/31/98      (45,183)
German Deutschemark (Buy)           273,874      279,004   09/11/98       (5,130)
German Deutschemark (Buy)         2,705,419    2,728,230   08/31/98      (22,811)
German Deutschemark (Buy)         7,943,873    7,903,665   01/04/99       40,208
German Deutschemark (Sell)          470,758      476,377   07/20/98        5,620
German Deutschemark (Sell)          282,455      287,324   07/20/98        4,869
German Deutschemark (Sell)        1,240,585    1,262,875   07/20/98       22,291
German Deutschemark (Sell)          825,210      838,723   07/20/98       13,513
German Deutschemark (Sell)        1,604,370    1,634,463   08/12/98       30,093
German Deutschemark (Sell)        3,850,377    3,929,481   08/12/98       79,104
German Deutschemark (Sell)        1,078,638    1,089,026   08/12/98       10,388
German Deutschemark (Sell)        2,771,305    2,790,253   08/20/98       18,948
German Deutschemark (Sell)       18,394,404   18,828,102   08/31/98      433,699
German Deutschemark (Sell)          494,115      502,116   08/31/98        8,001
German Deutschemark (Sell)          227,626      226,952   08/31/98         (674)
German Deutschemark (Sell)        1,388,812    1,397,280   09/11/98        8,469
Italian Lira (Sell)               6,442,441    6,578,471   08/31/98      136,030
Japanese Yen (Sell)               4,464,013    4,515,660   08/31/98       51,647
New Zealand Dollar (Buy)          1,764,160    1,860,480   09/18/98      (96,320)
New Zealand Dollar (Buy)            799,546      793,135   09/18/98        6,411
New Zealand Dollar (Buy)          1,989,896    2,140,602   09/28/98     (150,706)
Spanish Pesetas (Sell)            2,639,787    2,697,764   08/31/98       57,977
Swedish Krona (Buy)               1,217,439    1,260,635   07/20/98      (43,196)
Swedish Krona (Buy)                 811,125      837,367   07/20/98      (26,242)
Swedish Krona (Sell)              1,233,638    1,276,963   08/31/98       43,325
Swiss Franc (Buy)                 1,379,859    1,402,203   09/11/98      (22,344)
Swiss Franc (Sell)                6,325,461    6,739,468   09/11/98      414,007
Swiss Franc (Sell)                  265,927      282,996   09/11/98       17,069
                                                                     -------------
                                                                       $ 563,794
                                                                     -------------
                                                                     -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD SMALL COMPANY HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
 JUNE 30, 1998 (UNAUDITED)

                                                          MARKET
  SHARES                                                   VALUE
-----------                                            -------------
COMMON STOCKS -- 92.3%
             BUSINESS SERVICES -- 5.0%
    *55,845  Aztec Technology Partners...............  $    425,819
   *103,400  Getty Images, Inc.......................     2,300,650
    *25,800  Iron Mountain, Inc......................     1,154,550
   *199,223  Navigant International Inc..............     1,693,392
          1  School Specialty Inc....................            17
     95,000  Select Appointments Holdings-ADR........     2,802,500
    *69,807  U.S. Office Products Company............     1,361,226
    *37,230  Workflow Management Inc.................       300,167
   *135,700  Young & Rubicam Inc.....................     4,342,400
                                                       -------------
                                                         14,380,721
                                                       -------------
             COMMUNICATIONS EQUIPMENT -- 4.5%
    *48,400  Cellstar Corporation....................       626,175
    137,000  ECI Telecommunications..................     5,188,875
   *215,500  Innova Corp. Wash.......................     1,104,437
   *130,000  RCN Corporation.........................     2,518,750
   *131,300  Transwitch Corp.........................     1,805,375
    *47,600  Verisign Inc............................     1,779,050
                                                       -------------
                                                         13,022,662
                                                       -------------
             COMPUTER & OFFICE EQUIPMENT -- 3.0%
   *106,600  Seagate Technology, Inc.................     2,524,125
    100,950  Symbol Technologies, Inc................     3,810,862
    *50,000  Synopsis, Inc...........................     2,287,500
                                                       -------------
                                                          8,622,487
                                                       -------------
             CONSUMER NON-DURABLES -- 1.5%
    279,000  Stride Rite Corp. (The).................     4,202,437
                                                       -------------
             CONSUMER SERVICES -- 2.5%
   *100,000  SFX Entertainment Inc. Class A..........     4,587,500
   *114,300  Cheesecake Factory, Inc. (The)..........     2,586,037
                                                       -------------
                                                          7,173,537
                                                       -------------
             ELECTRONICS -- 6.0%
   *358,600  Cypress Semiconductor Corporation.......     2,980,862
   *142,300  Jabil Circuit, Inc......................     4,704,793
   *675,000  Rogers Communications, Inc..............     6,075,000
    *94,700  SCI Systems, Inc........................     3,563,087
                                                       -------------
                                                         17,323,742
                                                       -------------
             ENERGY & SERVICES -- 3.8%
     50,100  Coflexip ADR............................     3,062,362
    *78,000  J Ray McDermott SA......................     3,237,000
   *160,000  Marine Drilling Companies, Inc..........     2,560,000
     80,000  Pogo Producing Company..................     2,010,000
                                                       -------------
                                                         10,869,362
                                                       -------------
             FINANCIAL SERVICES -- 13.1%
     62,400  Finova Group Inc. (The).................     3,533,400
   *133,200  FIRSTPLUS Financial Group, Inc..........     4,795,200
   *132,500  Golden State Bancorp, Inc...............     3,941,875
   *100,000  Heller Financial, Inc...................     3,000,000
   *248,100  Imperial Credit Industries, Inc.........     5,830,350
     81,800  Jefferies Group Inc.....................     3,353,800
     75,000  Legg Mason, Inc.........................     4,317,187
     53,000  Long Island Bancorp, Inc................     3,219,750
     66,250  Reinsurance Group of America, Inc.......     3,917,031

  SHARES                                                  MARKET
-----------                                                VALUE
                                                       -------------
             FINANCIAL SERVICES -- (CONTINUED)

    204,200  Rock Financial Corporation..............  $  2,093,050
                                                       -------------
                                                         38,001,643
                                                       -------------
             HEALTH CARE -- 10.8%
    *62,000  Agouron Pharmaceuticals, Inc............     1,879,375
    119,000  Allergan, Inc...........................     5,518,625
   *142,000  Genzyme Corporation.....................     3,629,875
    *36,600  Gilead Sciences, Inc....................     1,173,487
    109,800  Herbalife International, Inc. Class B...     2,264,625
     66,750  ICN Pharmaceuticals, Inc................     3,049,640
    *97,500  IDX Systems Corporation.................     4,491,093
    *51,000  LAM Research Corporation................       975,375
   *179,400  Magellan Health Services, Inc...........     4,552,275
     89,100  Pharmacia & Upjohn, Inc.................     4,109,737
                                                       -------------
                                                         31,644,107
                                                       -------------
             INDUSTRIAL MATERIALS -- 0.8%
    100,000  Titanium Metals Corporation.............     2,206,250
                                                       -------------
             MANUFACTURING -- 2.5%
   *157,000  Cognex Corporation......................     2,904,500
   *196,000  Covance, Inc............................     4,410,000
                                                       -------------
                                                          7,314,500
                                                       -------------
             MEDIA & SERVICES -- 10.2%
   *257,500  ADC Telecommunications, Inc.............     9,406,796
   *218,000  American Tower Corp. A..................     5,436,375
   *170,000  Broderbund Software.....................     4,861,687
   *148,000  Hearst-Argyle Television Inc............     5,920,000
   *107,000  Lamar Advertising Company...............     3,838,625
                                                       -------------
                                                         29,463,483
                                                       -------------
             RETAIL -- 3.8%
   *215,000  CompUSA, Inc............................     3,883,437
     29,200  Ethan Allen, Inc........................     1,458,175
   *100,600  Gadzooks Inc............................     2,772,787
    *50,000  Whole Food Market.......................     3,025,000
                                                       -------------
                                                         11,139,399
                                                       -------------
             SOFTWARE & SERVICES -- 19.2%
   *347,100  Activision Inc..........................     3,579,468
     *4,200  Acxiom Corp.............................       104,737
    *14,300  Answerthink Consulting Group............       307,450
    170,000  Broderbund Software.....................     3,878,125
   *175,000  Check Point Software Tech...............     5,731,250
     52,000  Comverse Technology, Inc................     2,697,500
    *60,000  Inktomi Corp............................     2,385,000
    *60,000  J.D. Edwards & Co.......................     2,576,250
   *332,500  Learning Company, Inc. (The)............     9,850,312
    *67,700  Mobius Management Systems, Inc..........     1,015,500
   *208,000  Peerless Systems Corporation............     4,316,000
   *180,000  Pegasystems, Inc........................     4,882,500
    *42,000  PeopleSoft, Inc.........................     1,974,000
   *152,400  Policy Management Systems Corp..........     5,981,700
   *146,000  Safeguard Scientifics, Inc..............     6,086,375
    *42,900  Transition Systems, Inc.................       455,812
                                                       -------------
                                                         55,821,979
                                                       -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

  SHARES                                                  MARKET
-----------                                                VALUE
                                                       -------------
COMMON STOCKS -- (CONTINUED)
             TRANSPORTATION -- 4.1%
   *209,000  Atlas Air Inc...........................  $  7,066,812
     73,600  Robinson (C.H.) Worldwide, Inc..........     1,830,800
    147,300  Swift Transportation....................     2,918,381
                                                       -------------
                                                         11,815,993
                                                       -------------
             UTILITIES -- 1.5%
   *298,500  CulturalAccessWorldwide, Inc............     2,910,375
    *35,000  Snyder Communications...................     1,540,000
                                                       -------------
                                                          4,450,375
                                                       -------------
             Total common stocks.....................  $267,452,677
                                                       -------------
                                                       -------------
CONVERTIBLE PREFERRED STOCKS -- 0.1%
             CONSUMER SERVICES
    *58,060  SGW Holdings Corporation**..............  $    366,631
                                                       -------------
                                                       -------------

 PRINCIPAL
  AMOUNT
-----------
SHORT-TERM SECURITIES -- 6.8%
             REPURCHASE AGREEMENT
$19,647,000    Interest in $1,111,215,000 joint
               repurchase agreement with State Street
               Bank dated 06/30/98 at 5.8%, to be
               repurchased at $19,650,165 on
               07/01/98; (collateralized by
               $421,318,000 U.S. Treasury Notes
               5.75%-7.825% due 05/15/99-11/15/04,
               563,474,000 U.S. Treasury Bonds
               8.00%-11.125% due 02/15/15-08/15/25,
               121,000,000 U.S. Treasury Strips
               (principal) 0% due 08/15/04-8/15/07
               and 5,423,000 U.S. Treasury Bills 0%
               due 08/13/98).........................  $ 19,647,000
                                                       -------------
                                                       -------------

                                                            MARKET
                                                            VALUE
                                                        --------------
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $244,623,153)......    92.3%  $  267,452,677
Total convertible preferred stocks (cost
  $599,992)..................................     0.1          366,631
Total short-term securities (cost
  $19,647,000)...............................     6.8       19,647,000
                                               ------   --------------
Total investment in securities
  (Total cost $264,870,145)..................    99.2      287,466,308
Excess of cash, receivables and other assets
  over liabilities...........................     0.8        2,327,836
                                               ------   --------------
Net assets...................................   100.0%  $  289,794,144
                                               ------   --------------
                                               ------   --------------

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share; 750,000,000
  shares authorized; 224,924,207 shares
  outstanding........................................   $   22,492,421
Capital surplus......................................      247,034,320
Distribution in excess of net investment income......         (255,945)
Accumulated net realized loss on investments.........       (2,072,815)
Unrealized appreciation of investments...............       22,596,163
                                                        --------------
Net assets...........................................     $289,794,144
                                                        --------------
                                                        --------------
Class IA
Net asset value per share ($289,545,195  DIVIDED BY
  224,665,861 shares outstanding)....................            $1.29
                                                                  ----
                                                                  ----
Class IB
Net asset value per share ($248,949  DIVIDED BY
  258,346 shares outstanding)........................            $0.96
                                                                  ----
                                                                  ----

 * Non-income producing during period.
** Restricted security (see Note 2)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD MIDCAP HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
 JUNE 30, 1998 (UNAUDITED)

                                                         MARKET
  SHARES                                                 VALUE
----------                                            ------------
COMMON STOCKS -- 97.3%
            AEROSPACE & DEFENSE -- 1.6%
   *46,055  Loral Space & Communications Ltd........  $  1,301,053
                                                      ------------
            BUSINESS SERVICES -- 2.8%
   *17,000  Iron Mountain, Inc......................       760,750
    14,500  Select Appointments Hldg-ADR............       427,750
   *36,700  Young & Rubicam Inc.....................     1,174,400
                                                      ------------
                                                         2,362,900
                                                      ------------
            COMMUNICATION EQUIPMENT -- 2.7%
    *8,310  Ciena Corporation.......................       578,583
    28,002  General Cable Corporation...............       808,557
   *12,300  Tellabs, Inc............................       880,987
                                                      ------------
                                                         2,268,127
                                                      ------------
            COMPUTERS & OFFICE EQUIPMENT -- 2.5%
   *29,850  EMC Corporation.........................     1,337,653
   *20,725  Xilinx, Inc.............................       704,650
                                                      ------------
                                                         2,042,303
                                                      ------------
            CONSUMER DURABLES -- 4.4%
   *44,100  Avis Rent a Car Inc.....................     1,091,475
    37,330  Hertz Corporation (The).................     1,654,185
   *40,900  Unova, Inc..............................       879,350
                                                      ------------
                                                         3,625,010
                                                      ------------
            CONSUMER NON-DURABLES -- 2.9%
     5,000  Black & Decker Corporation (The)........       305,000
    38,800  Leggett & Platt.........................       970,000
   *39,995  Polo Ralph Lauren Corporation...........     1,119,860
                                                      ------------
                                                         2,394,860
                                                      ------------
            CONSUMER SERVICES -- 6.6%
    37,000  Galileo International, Inc..............     1,667,312
   *45,285  Mirage Resorts, Inc.....................       965,136
   *18,300  SFX Entertainment Inc.-Class A..........       839,512
    29,700  ServiceMaster Company (The).............     1,130,456
   *16,705  Starbucks Corporation...................       892,673
                                                      ------------
                                                         5,495,089
                                                      ------------
            ELECTRONICS -- 4.4%
   *75,760  Analog Devices, Inc.....................     1,860,855
   *22,330  Solectron Corporation...................       939,255
    20,300  York International Corp.................       884,318
                                                      ------------
                                                         3,684,428
                                                      ------------
            ENERGY & SERVICES -- 2.5%
    17,345  Coflexip ADR............................     1,060,213
   *12,040  Western Atlas, Inc......................     1,021,895
                                                      ------------
                                                         2,082,108
                                                      ------------
            FINANCIAL SERVICES -- 17.7%
    30,000  Ace Ltd.................................     1,170,000
    20,500  City National Corporation...............       757,218
    24,005  Equifax, Inc............................       871,681
    15,430  Finova Group, Inc. (The)................       873,723
    20,400  Franklin Resources, Inc.................     1,101,600
   *38,500  Heller Financial, Inc...................     1,155,000

  SHARES                                                 MARKET
----------                                               VALUE
                                                      ------------
            FINANCIAL SERVICES -- (CONTINUED)
    27,896  Legg Mason, Inc.........................  $  1,605,763
    12,015  Mercantile Bancorporation, Inc..........       605,255
    28,760  Nationwide Financial Services, Inc......     1,466,760
    10,465  Northern Trust Corporation..............       797,956
    17,231  Old Kent Financial Corporation..........       619,759
    22,705  State Street Corporation................     1,577,997
    30,330  T. Rowe Price Associates, Inc...........     1,139,270
    18,000  Unum Corporation........................       999,000
                                                      ------------
                                                        14,740,982
                                                      ------------
            FOOD, BEVERAGE & TOBACCO -- 1.2%
    24,970  Coca-Cola Enterprises, Inc..............       980,072
                                                      ------------
            HEALTH CARE -- 6.7%
    31,435  Biomet, Inc.............................     1,039,319
   *23,200  Human Genome Sciences, Inc..............       827,950
    28,865  Service Corporation International.......     1,237,586
   *35,300  Sunrise Assisted Living, Inc............     1,213,437
   *39,130  Tenet Healthcare Corporation............     1,222,812
                                                      ------------
                                                         5,541,104
                                                      ------------
            INDUSTRIAL MATERIALS -- 0.3%
    *7,000  Sealed Air..............................       257,250
                                                      ------------
            MANUFACTURING -- 6.5%
    16,445  Avery Dennison Corporation..............       883,918
   *52,610  Covance Inc.............................     1,183,725
    22,520  Danaher Corporation.....................       826,202
    22,310  Dover Corporation.......................       764,117
    28,275  Perkin-Elmer Corporation (The)..........     1,758,351
                                                      ------------
                                                         5,416,313
                                                      ------------
            MEDIA & SERVICES -- 12.5%
   *44,000  ADC Telecommunications, Inc.............     1,607,375
   *47,900  Amer. Tower Corp.-Cl A..................     1,194,506
    *6,940  Clear Channel Communications, Inc.......       757,327
    14,800  Cognizant Corporation...................       932,400
   *32,400  Intermedia Communications, Inc..........     1,358,775
   *30,800  Lamar Advertising Company...............     1,104,950
   *63,412  Outdoor Systems, Inc....................     1,775,536
     11,00  Scripps EW Co...........................       602,937
    38,230  Stewart Enterprises, Inc................     1,017,873
                                                      ------------
                                                        10,351,679
                                                      ------------
            RETAIL -- 8.9%
    21,000  American Greetings Corporation..........     1,069,687
   *47,020  Borders Group, Inc......................     1,739,740
    33,110  CVS Corporation.........................     1,289,220
   *23,300  Consolidated Stores Corp................       844,625
   *23,800  Papa John's International, Inc..........       938,612
   *51,750  Staples, Inc,...........................     1,497,515
                                                      ------------
                                                         7,379,399
                                                      ------------
            SOFTWARE & SERVICES -- 11.7%
   *11,320  America Online, Inc.....................     1,199,920
   *16,900  BMC Software, Inc.......................       877,743
   *31,800  Bisys Group, Inc. (The).................     1,303,800
   *18,355  Ceridian Corporation....................     1,078,356

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

  SHARES                                                 MARKET
----------                                               VALUE
                                                      ------------
COMMON STOCKS -- (CONTINUED)
            SOFTWARE & SERVICES -- (CONTINUED)
   *20,470  Computer Sciences Corporation...........  $  1,310,080
   *14,400  DST Systems, Inc........................       806,400
    *7,000  Intuit, Inc.............................       428,750
   *23,180  PeopleSoft, Inc.........................     1,089,460
   *30,200  Policy Management Systems Corporation...     1,185,350
    *3,000  Yahoo...................................       472,500
                                                      ------------
                                                         9,752,359
                                                      ------------
            TRANSPORTATION -- 1.4%
    27,613  Southwest Airlines Co...................       818,020
   *24,100  Virgin Express Holdings ADR.............       311,793
                                                      ------------
                                                         1,129,813
                                                      ------------
            Total common stocks.....................  $ 80,804,849
                                                      ------------
                                                      ------------
PRINCIPAL
  AMOUNT
----------
SHORT-TERM SECURITIES -- 3.7%
            REPURCHASE AGREEMENT
$3,112,000    Interest in $1,111,215,000 joint
              repurchase agreement with State Street
              Bank dated 06/30/98 at 5.8%, to be
              repurchased at $3,112,501 on 07/01/98;
              (collateralized by $421,318,000 U.S.
              Treasury Notes 5.75%-7.825% due
              05/15/99-11/15/04, 563,474,000 U.S.
              Treasury Bonds 8.00%-11.125% due
              02/15/15-08/15/25, 121,000,000 U.S.
              Treasury Strips (principal) 0% due
              08/15/04-8/15/07 and 5,423,000 U.S.
              Treasury Bills 0% due 08/13/98).......  $  3,112,000
                                                      ------------
                                                      ------------

                                                          MARKET
                                                           VALUE
                                                        -----------
DIVERSIFICATION OF NET ASSETS:

Total common stocks (cost $72,294,615).......   97.3%   $80,804,849
Total short-term securities (cost
  $3,112,000)................................    3.7      3,112,000
                                               ------   -----------
Total investment in securities (total cost
  $75,406,615)...............................  101.0     83,916,849
Excess of liabilities over cash, receivables
  and other assets...........................   (1.0)      (844,810)
                                               ------   -----------
Net assets (applicable to $1.34 per share
  based on 62,094,060 shares outstanding)....  100.0%   $83,072,039
                                               ------   -----------
                                               ------   -----------

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share; 750,000,000
  shares authorized; 62,094,060 shares outstanding...   $6,209,406
Capital surplus......................................   67,006,252
Distribution in excess of net investment income......      (54,455)
Accumulated undistributed net realized gain on
  investments........................................    1,400,602
Unrealized appreciation of investments...............    8,510,234
                                                       -----------
Net assets, applicable to shares outstanding.........  $83,072,039
                                                       -----------
                                                       -----------

* Non-income producing during period.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 HARTFORD GROWTH AND INCOME HLS FUND
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
 JUNE 30, 1998 (UNAUDITED)

 SHARES                                      MARKET
--------                                     VALUE
                                           ----------
COMMON STOCKS -- 93.6%
           AEROSPACE & DEFENSE -- 5.2%
     500   Lockheed Martin Corporation...  $   52,937
     100   Northrop Grumman
             Corporation.................      10,312
     700   Textron, Inc..................      50,181
     800   United Technologies
             Corporation.................      74,000
     600   York International
             Corporation.................      26,137
                                           ----------
                                              213,567
                                           ----------
           BUSINESS SERVICES -- 0.9%
     700   Fluor Corporation.............      35,700
                                           ----------
           COMMUNICATIONS EQUIPMENT --
           3.1%
    *700   Cisco Systems, Inc............      64,443
     500   Lucent Technologies, Inc......      41,593
    *300   Tellabs, Inc..................      21,487
                                           ----------
                                              127,523
                                           ----------
           COMPUTERS & OFFICE EQUIPMENT -- 3.1%
    *300   Dell Computer Corporation.....      27,843
    *700   EMC Corporation...............      31,368
    *200   Gateway 2000, Inc.............      10,125
     500   International Business
             Machines Corporation........      57,406
                                           ----------
                                              126,742
                                           ----------
           CONSUMER DURABLES -- 1.8%
   1,000   Ford Motor Company............      59,000
     400   ITT Industries, Inc...........      14,950
                                           ----------
                                               73,950
                                           ----------
           CONSUMER NON-DURABLES -- 2.8%
     600   Leggett & Platt...............      15,000
   1,100   Procter & Gamble Company
             (The).......................     100,168
                                           ----------
                                              115,168
                                           ----------
           ELECTRONICS -- 3.3%
  *1,100   Analog Devices, Inc...........      27,018
     800   General Electric Company......      72,800
     500   Intel Corporation.............      37,062
                                           ----------
                                              136,880
                                           ----------
           ENERGY & SERVICES -- 5.6%
     700   Ashland, Inc..................      36,137
     400   Exxon Corporation.............      28,525
    *800   Friede Goldman International,
             Inc.........................      23,100
     800   Helmerich & Payne, Inc........      17,800
     700   Royal Dutch Petroleum Co......      38,368
   1,600   Sun Company, Inc..............      62,100
     600   Transocean Offshore, Inc......      26,700
                                           ----------
                                              232,730
                                           ----------
           FINANCIAL SERVICES -- 16.1%
     700   Chase Manhattan Corporation
             (The).......................      52,850
     500   Citicorp......................      74,625
     900   Federal Home Loan Mortgage
             Corporation.................      42,356
   1,200   Federal National Mortgage
             Association.................      72,900
     800   First Chicago NBD
             Corporation.................      70,900
   1,300   First Union Corporation.......      75,725

 SHARES                                      MARKET
--------                                     VALUE
                                           ----------
           FINANCIAL SERVICES --
           (CONTINUED)

     500   Franklin Resources, Inc.......  $   27,000
   1,050   Marsh & McLennan Companies,
             Inc.........................      63,459
     300   Merrill Lynch & Co., Inc......      27,675
     300   NAC Re Corp...................      16,012
     200   Reinsurance Group of America,
             Inc.........................      11,825
   1,400   Travelers Group, Inc..........      84,875
     900   U.S. Bancorp..................      38,700
                                           ----------
                                              658,902
                                           ----------
           FOOD, BEVERAGE & TOBACCO --
           6.1%
     800   Coca-Cola Company (The).......      68,400
     900   H.J. Heinz Company............      50,512
     700   Interstate Bakeries...........      23,231
   1,200   Philip Morris Companies,
             Inc.........................      47,250
     800   Unilever N.V.-New York
             Shares......................      63,150
                                           ----------
                                              252,543
                                           ----------
           HEALTH CARE -- 14.5%
   2,300   Abbott Laboratories...........      94,012
    *800   Amgen, Inc....................      52,300
     500   Baxter International, Inc.....      26,906
     500   Bergen Brunswig Corporation...      23,187
   1,900   Columbia/HCA Healthcare
             Corporation.................      55,337
  *1,300   Genzyme Corporation...........      33,231
   1,100   Johnson & Johnson.............      81,125
     300   Life Technologies, Inc........       9,412
     500   Loews Corporation.............      43,562
     600   Mallinckrodt, Inc.............      17,812
     600   Pfizer, Inc...................      65,212
     500   Pharmacia & Upjohn, Inc.......      23,062
    *700   Tenet Healthcare
             Corporation.................      21,875
     700   Warner-Lambert Company........      48,562
                                           ----------
                                              595,595
                                           ----------
           INDUSTRIAL MATERIALS -- 3.0%
   1,100   Air Products and Chemicals,
             Inc.........................      44,000
   1,200   Engelhard Corporation.........      24,300
     500   Georgia-Pacific Corporation...      29,468
     500   Temple-Inland, Inc............      26,937
                                           ----------
                                              124,705
                                           ----------
           MANUFACTURING -- 2.6%
   1,100   Deere & Company...............      58,162
     400   Dover Corporation.............      13,700
     300   Honeywell, Inc................      25,068
     200   Ingersoll-Rand Company........       8,812
                                           ----------
                                              105,742
                                           ----------
           MEDIA & SERVICES -- 1.5%
    *400   360 Communications Company....      12,800
     700   Gannett Co., Inc..............      49,743
                                           ----------
                                               62,543
                                           ----------
           REAL ESTATE -- 0.7%
     600   Starwood Hotels & Resorts.....      28,987
                                           ----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 SHARES                                      MARKET
--------                                     VALUE
                                           ----------
COMMON STOCKS -- (CONTINUED)
           RETAIL -- 7.5%
     700   American Greetings
             Corporation.................  $   35,680
     600   Dayton Hudson Corporation.....      29,100
     400   Gap, Inc......................      24,650
     700   Home Depot, Inc. (The)........      58,143
     700   May Department Stores Company
             (The).......................      45,850
     700   Rite Aid Corporation..........      26,293
   1,500   Wal-Mart Stores, Inc..........      91,125
                                           ----------
                                              310,841
                                           ----------
           SOFTWARE & SERVICES -- 6.2%
     200   BMC Software, Inc.............      10,387
    *500   Bisys Group, Inc. (The).......      20,500
    *600   Computer Sciences
             Corporation.................      38,400
  *1,600   Microsoft Corporation.........     173,400
    *500   Sterling Software, Inc........      14,781
                                           ----------
                                              257,468
                                           ----------
           TRANSPORTATION -- 0.9%
     300   Delta Air Lines, Inc..........      38,775
                                           ----------
           UTILITIES -- 8.7%
     500   Ameritech Corporation.........      22,437
     800   AT&T Corp.....................      45,700
   1,400   Bell Atlantic Corporation.....      63,875
     900   BellSouth Corporation.........      60,412
     500   Duke Energy Corporation.......      29,625
     600   GPU, Inc......................      22,687
     600   NIPSCO Industries Inc.........      28,000
   1,700   SBC Communications Inc........      68,000
    *400   WorldCom, Inc.................      19,375
                                           ----------
                                              360,111
                                           ----------
           Total common stocks...........  $3,858,472
                                           ----------
                                           ----------
PRINCIPAL                                    MARKET
AMOUNTS                                      VALUE
--------                                   ----------
SHORT-TERM SECURITIES -- 6.9%

           REPURCHASE AGREEMENT
$286,000   Interest in $1,111,215,000
             joint repurchase agreement
             with State Street Bank dated
             06/30/98 at 5.8%, to be
             repurchased at $286,046 on
             July 1 1998; (collateralized
             by $421,318,000 U.S.
             Treasury Notes 5.75%-7.825%
             due 05/15/99-11/15/04,
             563,474,000 U.S. Treasury
             Bonds 8.00%-11.125% due
             02/15/15-08/15/25,
             121,000,000 U.S. Treasury
             Strips (principal) 0% due
             08/15/04-08/15/07 and
             5,423,000 U.S. Treasury
             Bills 0% due 08/13/98)......  $  286,000
                                           ----------
                                           ----------
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $3,716,682)........    93.6%  $    3,858,472
Total short-term securities (cost
  $286,000)..................................     6.9          286,000
                                               ------   --------------
Total investment in securities (identified
  cost $4,002,682)...........................   100.5        4,144,472
Excess of liabilities over cash, receivables
  and other assets...........................    (0.5)         (20,037)
                                               ------   --------------
Net assets...................................   100.0%  $    4,124,435
                                               ------   --------------
                                               ------   --------------

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share;
  3,000,000,000 shares authorized; 3,963,344 shares
  outstanding........................................   $        3,963
Capital surplus......................................        3,973,812
Accumulated undistributed net investment income......            4,686
Accumulated undistributed net realized gain on
  investments........................................              184
Unrealized appreciation of investments...............          141,790
                                                        --------------
Net assets...........................................   $    4,124,435
                                                        --------------
                                                        --------------

Class IA
Net asset value per share ($4,114,031  DIVIDED BY
  3,963,344 shares outstanding)........................  $1.04
                                                         -----
                                                         -----
Class IB
Net asset value per share ($10,404  DIVIDED BY 10,000
  shares outstanding)..................................  $1.04
                                                         -----
                                                         -----

*  Non-income producing during period.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD MUTUAL FUNDS
--------------------------------------------------------------------------------

 STATEMENT OF OPERATIONS
 FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

                              HARTFORD         HARTFORD          HARTFORD        HARTFORD
                                BOND             STOCK         MONEY MARKET      ADVISERS
                           HLS FUND, INC.   HLS FUND, INC.    HLS FUND, INC.  HLS FUND, INC.
                           --------------   ---------------   --------------  ---------------
INVESTMENT INCOME:
  Dividends..............   $    42,643     $   28,738,177     $   --         $   32,586,326
  Interest...............    20,240,938          8,542,816      17,380,996       104,841,974
  Less: foreign tax
    withheld.............       --                (342,374)        --               (290,313)
                           --------------   ---------------   --------------  ---------------
    Total investment
      income.............    20,283,580         36,938,619      17,380,996       137,137,987
                           --------------   ---------------   --------------  ---------------
EXPENSES:
  Investment advisory
    fees.................       942,060          6,977,733         761,926        19,967,276
  Administrative services
    fees.................       540,325          4,732,546         533,348         8,043,152
  Accounting services....        13,460            125,826          18,294           223,738
  Custodian fees.........         3,966             13,477           2,682            23,217
  Board of directors
    fees.................         2,259             21,047           3,032            37,241
  Distribution fees --
    Class IB.............           208                338              55             1,194
  Other expenses.........        33,428            190,123          27,773           373,003
                           --------------   ---------------   --------------  ---------------
    Total expenses.......     1,535,886         12,061,091       1,347,111        28,668,821
                           --------------   ---------------   --------------  ---------------
  Net investment income
    (loss)...............    18,747,694         24,877,528      16,033,885       108,469,166
                           --------------   ---------------   --------------  ---------------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
    (loss) on security
    transactions.........     5,675,305        255,925,712           6,682       366,321,780
  Net realized gain on
    futures contracts....       --                --               --               --
  Net realized gain
    (loss) on forward
    foreign currency
    contracts............       --                --               --               --
  Net realized gain
    (loss) on option
    contracts............       --                --               --               --
  Net realized gain
    (loss) on foreign
    currency
    transactions.........       --                      50         --                (24,608)
  Net unrealized
    appreciation
    (depreciation) of
    investments..........     1,580,103        761,083,041         --            844,715,498
  Net unrealized
    appreciation
    (depreciation) of
    futures contracts....       --                --               --               --
  Net unrealized
    (depreciation)
    appreciation of
    forward foreign
    currency contracts...       --                --               --               --
  Net unrealized
    (depreciation)
    appreciation on
    translation of other
    assets and
    liabilities in
    foreign currencies...       --                   6,067         --                 33,617
  Net unrealized
    appreciation of
    option contracts.....       --                --               --               --
                           --------------   ---------------   --------------  ---------------
  Net realized and
    unrealized gain on
    investments..........     7,255,408      1,017,014,871           6,682     1,211,046,287
                           --------------   ---------------   --------------  ---------------
  Net increase in net
    assets resulting from
    operations...........   $26,003,102     $1,041,892,399     $16,040,567    $1,319,515,453
                           --------------   ---------------   --------------  ---------------
                           --------------   ---------------   --------------  ---------------

* For the period from
  inception May 30, 1998
  to June 30, 1998.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

                              HARTFORD         HARTFORD                          HARTFORD         HARTFORD         HARTFORD
                              CAPITAL          MORTGAGE         HARTFORD      INTERNATIONAL     DIVIDEND AND    INTERNATIONAL
                            APPRECIATION      SECURITIES         INDEX        OPPORTUNITIES        GROWTH          ADVISERS
                           HLS FUND, INC.   HLS FUND, INC.   HLS FUND, INC.   HLS FUND, INC.   HLS FUND, INC.   HLS FUND, INC.
                           --------------   --------------   --------------   --------------   --------------   --------------
INVESTMENT INCOME:
  Dividends..............   $ 25,523,142     $   --           $  9,766,306     $ 17,050,872     $ 27,985,192     $ 2,352,264
  Interest...............      9,795,861      10,918,633         1,242,581        2,825,554        1,829,317       2,805,123
  Less: foreign tax
    withheld.............     (1,041,459)        --                (66,129)      (1,836,006)        (118,240)       (288,257)
                           --------------   --------------   --------------   --------------   --------------   --------------
    Total investment
      income.............     34,277,543      10,918,633        10,942,758       18,040,420       29,696,270       4,869,130
                           --------------   --------------   --------------   --------------   --------------   --------------
EXPENSES:
  Investment advisory
    fees.................     11,630,782         406,513         1,336,745        2,924,303        5,451,464         666,244
  Administrative services
    fees.................      4,610,479         284,559         1,169,651        1,025,458        2,066,054         202,855
  Accounting services....        137,486           8,455            28,790           34,804           44,551           5,162
  Custodian fees.........         26,839           8,207            11,620          352,237            5,730          90,200
  Board of directors
    fees.................         23,020           1,377             4,838            5,776            7,743             863
  Distribution fees --
    Class IB.............            330         --               --                     45              526         --
  Other expenses.........        209,045          30,903            52,313           81,032           72,450          12,660
                           --------------   --------------   --------------   --------------   --------------   --------------
    Total expenses.......     16,637,980         740,013         2,603,957        4,423,654        7,648,519         977,984
                           --------------   --------------   --------------   --------------   --------------   --------------
  Net investment income
    (loss)...............     17,639,563      10,178,620         8,338,801       13,616,766       22,047,750       3,891,146
                           --------------   --------------   --------------   --------------   --------------   --------------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
    (loss) on security
    transactions.........    178,046,031       1,941,142         4,488,217       29,466,829       93,164,616       3,076,852
  Net realized gain on
    futures contracts....       --               --              4,211,673       10,892,980         --             2,796,052
  Net realized gain
    (loss) on forward
    foreign currency
    contracts............        (24,282)        --               --             (1,829,203)        --             2,296,687
  Net realized gain
    (loss) on option
    contracts............       --                72,442          --               (459,970)        --               (53,142)
  Net realized gain
    (loss) on foreign
    currency
    transactions.........       (765,949)        --               --                174,723          110,232      (1,045,986)
  Net unrealized
    appreciation
    (depreciation) of
    investments..........    382,416,096      (1,397,173)      194,094,619      125,772,727      118,466,425      17,856,562
  Net unrealized
    appreciation
    (depreciation) of
    futures contracts....       --               --                 87,507         (420,229)        --              (339,066)
  Net unrealized
    (depreciation)
    appreciation of
    forward foreign
    currency contracts...       (532,361)        --               --                339,041         --            (1,376,293)
  Net unrealized
    (depreciation)
    appreciation on
    translation of other
    assets and
    liabilities in
    foreign currencies...        (17,648)        --               --                 12,417          (10,587)       (186,174)
  Net unrealized
    appreciation of
    option contracts.....       --                12,149          --               --               (147,198)        --
                           --------------   --------------   --------------   --------------   --------------   --------------
  Net realized and
    unrealized gain on
    investments..........    559,121,887         628,560       202,882,016      163,949,315      211,583,488      23,025,492
                           --------------   --------------   --------------   --------------   --------------   --------------
  Net increase in net
    assets resulting from
    operations...........   $576,761,450     $10,807,180      $211,220,817     $177,566,081     $233,631,238     $26,916,638
                           --------------   --------------   --------------   --------------   --------------   --------------
                           --------------   --------------   --------------   --------------   --------------   --------------

* For the period from
  inception May 30, 1998
  to June 30, 1998.

                                                                HARTFORD
                              HARTFORD         HARTFORD        GROWTH AND
                           SMALL COMPANY        MIDCAP           INCOME
                           HLS FUND, INC.   HLS FUND, INC.     HLS FUND*
                           --------------   --------------   --------------
INVESTMENT INCOME:
  Dividends..............   $   440,731       $  107,754        $  2,399
  Interest...............       265,961           53,234           2,777
  Less: foreign tax
    withheld.............        (9,524)            (872)        --
                           --------------   --------------   --------------
    Total investment
      income.............       706,692          160,116           5,176
                           --------------   --------------   --------------
EXPENSES:
  Investment advisory
    fees.................       713,624          149,869         --
  Administrative services
    fees.................       218,146           45,612             489
  Accounting services....         1,786            7,000         --
  Custodian fees.........        10,909            4,000         --
  Board of directors
    fees.................           310            2,000         --
  Distribution fees --
    Class IB.............            38          --                    1
  Other expenses.........        17,870            5,551         --
                           --------------   --------------   --------------
    Total expenses.......       962,682          214,032             490
                           --------------   --------------   --------------
  Net investment income
    (loss)...............      (255,991)         (53,915)          4,686
                           --------------   --------------   --------------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
    (loss) on security
    transactions.........    (1,151,141)       1,523,015             184
  Net realized gain on
    futures contracts....       --               --              --
  Net realized gain
    (loss) on forward
    foreign currency
    contracts............       --               --              --
  Net realized gain
    (loss) on option
    contracts............       --               --              --
  Net realized gain
    (loss) on foreign
    currency
    transactions.........       --               --              --
  Net unrealized
    appreciation
    (depreciation) of
    investments..........    21,103,671        6,996,523         141,790
  Net unrealized
    appreciation
    (depreciation) of
    futures contracts....       --               --              --
  Net unrealized
    (depreciation)
    appreciation of
    forward foreign
    currency contracts...       --               --              --
  Net unrealized
    (depreciation)
    appreciation on
    translation of other
    assets and
    liabilities in
    foreign currencies...       --               --              --
  Net unrealized
    appreciation of
    option contracts.....       --               --              --
                           --------------   --------------   --------------
  Net realized and
    unrealized gain on
    investments..........    19,952,531        8,519,538         141,974
                           --------------   --------------   --------------
  Net increase in net
    assets resulting from
    operations...........   $19,696,540       $8,465,623        $146,660
                           --------------   --------------   --------------
                           --------------   --------------   --------------
* For the period from
  inception May 30, 1998
  to June 30, 1998.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD MUTUAL FUNDS
--------------------------------------------------------------------------------

 STATEMENT OF CHANGES IN NET ASSETS
 FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

                              HARTFORD         HARTFORD          HARTFORD         HARTFORD
                                BOND             STOCK         MONEY MARKET       ADVISERS
                           HLS FUND, INC.   HLS FUND, INC.    HLS FUND, INC.   HLS FUND, INC.
                           --------------   ---------------   --------------  ----------------
OPERATIONS:
  Net investment
    income...............   $ 18,747,694    $   24,877,528     $ 16,033,885   $   108,469,166
  Net realized gain
    (loss)...............      5,675,305       255,925,762            6,682       366,297,172
  Net unrealized
    appreciation
    (depreciation) of
    investments..........      1,580,103       761,089,108         --             844,749,115
                           --------------   ---------------   --------------  ----------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........     26,003,102     1,041,892,399       16,040,567     1,319,515,453
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income
    Class IA.............     (1,500,000)       (1,600,000)     (16,033,885)       (4,799,999)
    Class IB.............       --                --               --               --
  From net realized gain
    on investments
    Class IA.............       --            (173,700,000)          (6,682)     (297,100,001)
    Class IB.............       --                --               --               --
                           --------------   ---------------   --------------  ----------------
    Total
      distributions......     (1,500,000)     (175,300,000)     (16,040,567)     (301,900,000)
                           --------------   ---------------   --------------  ----------------
CAPITAL SHARE
  TRANSACTIONS:
    Class IA.............    125,127,802       593,039,877       32,683,154       936,166,883
    Class IB.............      1,145,321         2,022,166          387,955         6,161,411
                           --------------   ---------------   --------------  ----------------
    Net increase
      (decrease) in net
      assets resulting
      from capital share
      transactions.......    126,273,123       595,062,043       33,071,109       942,328,294
                           --------------   ---------------   --------------  ----------------
    Total increase in net
      assets.............    150,776,225     1,461,654,442       33,071,109     1,959,943,747
NET ASSETS:
  Beginning of period....    552,869,797     4,713,321,561      612,480,218     8,283,911,901
                           --------------   ---------------   --------------  ----------------
  End of period..........   $703,646,022    $6,174,976,003     $645,551,327   $10,243,855,648
                           --------------   ---------------   --------------  ----------------
                           --------------   ---------------   --------------  ----------------

* For the period from
  inception May 30, 1998
  to June 30, 1998.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

                              HARTFORD          HARTFORD                           HARTFORD          HARTFORD          HARTFORD
                               CAPITAL          MORTGAGE         HARTFORD        INTERNATIONAL     DIVIDEND AND     INTERNATIONAL
                            APPRECIATION       SECURITIES          INDEX         OPPORTUNITIES        GROWTH           ADVISERS
                           HLS FUND, INC.    HLS FUND, INC.   HLS FUND, INC.    HLS FUND, INC.    HLS FUND, INC.    HLS FUND, INC.
                           ---------------   --------------   ---------------   ---------------   ---------------   --------------
OPERATIONS:
  Net investment
    income...............  $   17,639,563     $ 10,178,620    $    8,338,801    $   13,616,766    $   22,047,750     $  3,891,146
  Net realized gain
    (loss)...............     177,255,800        2,013,584         8,699,890        38,245,359        93,274,848        7,070,463
  Net unrealized
    appreciation
    (depreciation) of
    investments..........     381,866,087       (1,385,024)      194,182,126       125,703,956       118,308,640       15,955,029
                           ---------------   --------------   ---------------   ---------------   ---------------   --------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........     576,761,450       10,807,180       211,220,817       177,566,081       233,631,238       26,916,638
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income
    Class IA.............      (1,000,000)      (2,200,000)       (1,000,000)         (650,000)       (4,100,000)     (24,000,000)
    Class IB.............        --               --                --                --                --               --
  From net realized gain
    on investments
    Class IA.............    (320,000,000)        --             (29,600,000)      (72,215,057)      (76,700,000)      (5,712,912)
    Class IB.............        --               --                --                --                --               --
                           ---------------   --------------   ---------------   ---------------   ---------------   --------------
    Total
      distributions......    (321,000,000)      (2,200,000)      (30,600,000)      (72,865,057)      (80,800,000)     (29,712,912)
                           ---------------   --------------   ---------------   ---------------   ---------------   --------------
CAPITAL SHARE
  TRANSACTIONS:
    Class IA.............     587,700,411       (4,998,550)      242,484,230        58,428,399       532,403,454       57,335,778
    Class IB.............       1,844,002         --                --                 283,058         2,808,814         --
                           ---------------   --------------   ---------------   ---------------   ---------------   --------------
    Net increase
      (decrease) in net
      assets resulting
      from capital share
      transactions.......     589,544,413       (4,998,550)      242,484,230        58,711,457       535,212,268       57,335,778
                           ---------------   --------------   ---------------   ---------------   ---------------   --------------
    Total increase in net
      assets.............     845,305,863        3,608,630       423,105,047       163,412,481       688,043,506       54,539,504
NET ASSETS:
  Beginning of period....   4,802,992,002      325,701,680     1,123,455,002     1,092,945,600     1,994,653,222      207,581,524
                           ---------------   --------------   ---------------   ---------------   ---------------   --------------
  End of period..........  $5,648,297,865     $329,310,310    $1,546,560,049    $1,256,358,081    $2,682,696,728     $262,121,028
                           ---------------   --------------   ---------------   ---------------   ---------------   --------------
                           ---------------   --------------   ---------------   ---------------   ---------------   --------------

* For the period from
  inception May 30, 1998
  to June 30, 1998.

                                                                HARTFORD
                              HARTFORD         HARTFORD        GROWTH AND
                           SMALL COMPANY        MIDCAP           INCOME
                           HLS FUND, INC.   HLS FUND, INC.     HLS FUND*
                           --------------   --------------   --------------
OPERATIONS:
  Net investment
    income...............   $   (255,991)    $   (53,915)      $    4,686
  Net realized gain
    (loss)...............     (1,151,141)      1,523,015              184
  Net unrealized
    appreciation
    (depreciation) of
    investments..........     21,103,671       6,996,523          141,790
                           --------------   --------------   --------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........     19,696,540       8,465,623          146,660
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income
    Class IA.............       --                (1,000)         --
    Class IB.............       --               --               --
  From net realized gain
    on investments
    Class IA.............     (3,776,000)        --               --
    Class IB.............       --               --               --
                           --------------   --------------   --------------
    Total
      distributions......     (3,776,000)         (1,000)         --
                           --------------   --------------   --------------
CAPITAL SHARE
  TRANSACTIONS:
    Class IA.............     62,854,907      47,018,509        3,967,775
    Class IB.............        249,263         --                10,000
                           --------------   --------------   --------------
    Net increase
      (decrease) in net
      assets resulting
      from capital share
      transactions.......     63,104,170      47,018,509        3,977,775
                           --------------   --------------   --------------
    Total increase in net
      assets.............     79,024,710      55,483,132        4,124,435
NET ASSETS:
  Beginning of period....    210,769,434      27,588,907          --
                           --------------   --------------   --------------
  End of period..........   $280,794,144     $83,072,039       $4,124,435
                           --------------   --------------   --------------
                           --------------   --------------   --------------
* For the period from
  inception May 30, 1998
  to June 30, 1998.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD MUTUAL FUNDS
--------------------------------------------------------------------------------

 STATEMENT OF CHANGES IN NET ASSETS
 FOR THE YEAR ENDED DECEMBER 31, 1997

                               HARTFORD          HARTFORD          HARTFORD          HARTFORD
                                 BOND              STOCK         MONEY MARKET        ADVISERS
                            HLS FUND, INC.    HLS FUND, INC.    HLS FUND, INC.    HLS FUND, INC.
                           ----------------   ---------------   ---------------  ----------------
OPERATIONS:
  Net investment
    income...............    $  29,895,329    $   43,535,296    $   29,943,455    $  174,306,949
  Net realized gain
    (loss) on
    investments..........        7,061,914       173,861,274             6,689       297,333,336
  Net unrealized
    appreciation
    (depreciation) of
    investments..........       13,239,598       796,616,926          --           1,046,771,063
                           ----------------   ---------------   ---------------  ----------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........       50,196,841     1,014,013,496        29,950,144     1,518,411,348
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income...............      (28,506,187)      (42,197,246)      (29,943,455)     (170,527,116)
  From net realized gain
    on investments.......        --             (161,851,967)           (6,689)     (270,771,078)
CAPITAL SHARE
  TRANSACTIONS:
  Proceeds from sale of
    shares...............      150,801,506     1,228,638,401     2,014,842,442     1,017,109,674
  Reinvested
    distributions........       28,506,187       204,049,153        29,947,294       441,298,194
  Cost of shares
    repurchased..........      (50,676,350)     (523,538,867)   (1,974,895,094)     (131,138,289)
                           ----------------   ---------------   ---------------  ----------------
    Net increase
     (decrease) in net
     assets resulting
     from capital share
     transactions........      128,631,343       909,148,687        69,894,642     1,327,269,579
                           ----------------   ---------------   ---------------  ----------------
    Total increase in net
     assets..............      150,321,997     1,719,112,970        69,894,642     2,404,382,733
NET ASSETS:
  Beginning of year......      402,547,800     2,994,208,591       542,585,576     5,879,529,168
                           ----------------   ---------------   ---------------  ----------------
  End of year............    $ 552,869,797    $4,713,321,561    $  612,480,218    $8,283,911,901
                           ----------------   ---------------   ---------------  ----------------
                           ----------------   ---------------   ---------------  ----------------
CHANGE IN CAPITAL SHARES
  OUTSTANDING:
  Shares sold............      145,350,512       261,136,064     2,014,842,442       427,999,289
  Reinvested
    distributions........       27,684,476        47,265,691        29,947,294       195,721,711
  Shares repurchased.....      (49,276,444)     (111,192,689)   (1,974,895,094)      (55,281,602)
                           ----------------   ---------------   ---------------  ----------------
  Net increase (decrease)
    in capital shares
    outstanding..........      123,758,544       197,209,066        69,894,642       568,439,398
                           ----------------   ---------------   ---------------  ----------------
                           ----------------   ---------------   ---------------  ----------------

* For the period from inception, July 15, 1997, to December 31, 1997.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

                                               HARTFORD                        HARTFORD
                              HARTFORD         MORTGAGE        HARTFORD      INTERNATIONAL                             HARTFORD
                               CAPITAL        SECURITIES         INDEX       OPPORTUNITIES         HARTFORD          INTERNATIONAL
                            APPRECIATION       HLS FUND,       HLS FUND,       HLS FUND,      DIVIDEND AND GROWTH    ADVISERS HLS
                           HLS FUND, INC.        INC.            INC.            INC.           HLS FUND, INC.        FUND, INC.
                           ---------------   -------------   -------------   -------------   ---------------------   -------------
OPERATIONS:
  Net investment
    income...............  $   18,401,175    $ 21,179,064    $ 13,477,109    $ 16,284,965       $   31,471,557       $  4,979,715
  Net realized gain
    (loss) on
    investments..........     325,012,733       1,887,304      27,891,406      22,987,627           76,546,072          3,812,903
  Net unrealized
    appreciation
    (depreciation) of
    investments..........     446,257,178       4,663,003     194,778,278     (39,765,725)         265,339,837         (2,236,289)
                           ---------------   -------------   -------------   -------------   ---------------------   -------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........     789,671,086      27,729,371     236,146,793        (493,133)         373,357,466          6,556,329
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income...............     (23,026,942)    (19,179,286)    (12,572,622)    (10,088,484)         (27,536,907)        (5,624,995)
  From net realized gain
    on investments.......    (262,285,067)        --          (54,414,034)    (75,709,860)         (27,905,705)          (383,508)
CAPITAL SHARE
  TRANSACTIONS:
  Proceeds from sale of
    shares...............   1,567,700,149      40,002,581     832,154,018     175,623,844          759,068,188        101,220,653
  Reinvested
    distributions........     285,312,010      19,179,286      66,986,656      85,798,344           55,442,612          6,008,503
  Cost of shares
    repurchased..........    (941,049,022)    (67,525,455)   (565,910,370)    (78,728,142)         (17,752,873)        (4,681,200)
                           ---------------   -------------   -------------   -------------   ---------------------   -------------
    Net increase
     (decrease) in net
     assets resulting
     from capital share
     transactions........     911,963,137      (8,343,588)    333,230,304     182,694,046          796,757,927        102,547,956
                           ---------------   -------------   -------------   -------------   ---------------------   -------------
    Total increase in net
     assets..............   1,416,322,214         206,497     502,390,441      96,402,569        1,114,672,781        103,095,782
NET ASSETS:
  Beginning of year......   3,386,669,788     325,495,183     621,064,561     996,543,031          879,980,441        104,485,742
                           ---------------   -------------   -------------   -------------   ---------------------   -------------
  End of year............  $4,802,992,002    $325,701,680    $1,123,455,002  $1,092,945,600     $1,994,653,222       $207,581,524
                           ---------------   -------------   -------------   -------------   ---------------------   -------------
                           ---------------   -------------   -------------   -------------   ---------------------   -------------
CHANGE IN CAPITAL SHARES
  OUTSTANDING:
  Shares sold............     373,368,266      36,817,301     319,711,524     127,140,923          430,488,870         85,766,460
  Reinvested
    distributions........      76,688,687      17,908,502      27,848,903      66,285,199           32,437,147          5,312,136
  Shares repurchased.....    (226,071,746)    (62,504,975)   (217,918,590)    (57,436,791)          (9,921,919)        (3,947,987)
                           ---------------   -------------   -------------   -------------   ---------------------   -------------
  Net increase (decrease)
    in capital shares
    outstanding..........     223,985,207      (7,779,172)    129,641,837     135,989,331          453,004,098         87,130,609
                           ---------------   -------------   -------------   -------------   ---------------------   -------------
                           ---------------   -------------   -------------   -------------   ---------------------   -------------


                             HARTFORD        HARTFORD
                           SMALL COMPANY      MIDCAP
                             HLS FUND,       HLS FUND,
                               INC.            INC.*
                           -------------   -------------
OPERATIONS:
  Net investment
    income...............   $    88,783     $    24,960
  Net realized gain
    (loss) on
    investments..........    12,450,126        (122,413)
  Net unrealized
    appreciation
    (depreciation) of
    investments..........     1,186,607       1,513,711
                           -------------   -------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........    13,725,516       1,416,258
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income...............       (95,955)        (24,500)
  From net realized gain
    on investments.......    (9,778,063)        --
CAPITAL SHARE
  TRANSACTIONS:
  Proceeds from sale of
    shares...............   161,029,937      26,374,232
  Reinvested
    distributions........     9,859,112          21,452
  Cost of shares
    repurchased..........    (6,783,034)       (198,535)
                           -------------   -------------
    Net increase
     (decrease) in net
     assets resulting
     from capital share
     transactions........   164,106,015      26,197,149
                           -------------   -------------
    Total increase in net
     assets..............   167,957,513      27,588,907
NET ASSETS:
  Beginning of year......    42,811,921         --
                           -------------   -------------
  End of year............   $210,769,434    $27,588,907
                           -------------   -------------
                           -------------   -------------
CHANGE IN CAPITAL SHARES
  OUTSTANDING:
  Shares sold............   132,781,679      24,427,494
  Reinvested
    distributions........     8,233,190          18,866
  Shares repurchased.....    (5,739,202)       (183,467)
                           -------------   -------------
  Net increase (decrease)
    in capital shares
    outstanding..........   135,275,667      24,262,893
                           -------------   -------------
                           -------------   -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD MUTUAL FUNDS
--------------------------------------------------------------------------------

 NOTES TO FINANCIAL STATEMENTS
 JUNE 30, 1998 (UNAUDITED)

 1.  ORGANIZATION:

    Hartford Bond HLS Fund, Inc., Hartford Stock HLS Fund, Inc., Hartford Money Market HLS Fund, Inc., Hartford Advisers HLS Fund, Inc., Hartford Capital Appreciation HLS Fund, Inc., Hartford Mortgage Securities HLS Fund, Inc., Hartford Index HLS Fund, Inc., Hartford International Opportunities HLS Fund, Inc., Hartford Dividend and Growth HLS Fund, Inc., Hartford International Advisers HLS Fund, Inc., Hartford Small Company HLS Fund, Inc., Hartford MidCap HLS Fund, Inc., and Hartford Series Fund, Inc. (comprised of Hartford Growth and Income HLS Fund) (each a "Fund" or together the "Funds") are organized under the laws of the State of Maryland and are registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies.

    The Funds serve as the underlying investment vehicles for certain variable annuity and variable life insurance separate accounts and group pension contracts of Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company (collectively, The Hartford Life Insurance Companies). The Hartford Life Insurance Companies are affiliates of the Funds. The Funds, which have different investment objectives and policies, are described below.

Hartford Bond HLS Fund, Inc.   Seeks maximum current income consistent with preservation of capital through investing primarily in high-grade government and corporate bonds and other debt securities.

Hartford Stock HLS Fund, Inc.  Seeks long-term capital growth through investment in a diversified portfolio of equity securities.

Hartford Money Market HLS      Seeks a high level of current income consistent with liquidity and the
 Fund, Inc.                    need for preservation of capital through investment in high-quality money-market securities.

Hartford Advisers HLS Fund,    Seeks maximum long-term total rate of return (capital growth and current
 Inc.                          income) through investment in a varying mix of stocks, bonds and money market instruments.

Hartford Capital Appreciation  Seeks growth of capital through investment in equity securities of
 HLS Fund, Inc.                companies with high growth potential, including small, medium and large companies.

Hartford Mortgage Securities   Seeks a high level of current income by investing primarily Fund, Inc.in
 HLS Fund, Inc.                mortgage- backed securities, including securities issued by Government
                               National Mortgage Association.

Hartford Index HLS Fund, Inc.  Seeks to approximate the price and yield performance represented by the
                               Standard & Poor's 500 Composite Stock Price Index through investments in common stocks.

Hartford International         Seeks growth of capital through investing primarily in foreign equity
 Opportunities HLS Fund, Inc.  securities issues.

Hartford Dividend and Growth   Seeks a high level of current income consistent with growth of capital
 HLS Fund, Inc.                and moderate investment risk. Primary investments are equity securities and securities convertible into equity securities that typically have above average yield.

Hartford International         Seeks a long-term total rate of return consistent with moderate risk.
 Advisers HLS Fund, Inc.       Investments include a mix of debt, equity and money market instruments primarily with foreign issuers.

Hartford Small Company HLS     Seeks growth of capital by investing primarily in equity securities
 Fund, Inc.                    selected on the basis of potential for capital appreciation.

Hartford MidCap HLS Fund,      Seeks long term capital growth through capital appreciation by investing
 Inc.                          primarily in equity securities.

Hartford Growth and Income     Seeks growth of capital and current income by investing primarily in
 HLS Fund                      equity securities with earnings growth potential and steady or rising dividends.

    Each Fund, with the exception of Hartford Mortgage Securities HLS, Hartford Index HLS, Hartford International Advisers HLS and Hartford MidCap HLS Funds are divided into Class IA and IB shares. Each class is offered at net asset value without a sales charge and is subject to the same expenses except that the Class IB shares are subject to distribution fees charged pusuant to a Rule 12-b1 plan. Distribution and Service Plans adopted in accordance with rule 12b-1 of the Investment Company Act of 1940, as amended.

 2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Funds, which are in accordance with generally accepted accounting principles in the investment company industry:

    a) SECURITY TRANSACTIONS--Security transactions are recorded on the trade date (date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

    b) SECURITY VALUATION--Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Mortgage securities are valued at the bid price. Short-term securities held in Hartford Money Market HLS Fund, Inc. are valued at amortized cost or original cost plus accrued interest receivable, both of which approximate market value. In the remaining Funds, short-term investments purchased with a maturity of 60 days or less are valued at amortized cost, which approximates market value. Short-term investments purchased with a maturity of more than 60 days are valued based on market quotations until the remaining days to maturity become less than 61 days. From such time until maturity, the investments are valued at amortized cost.

      Equity securities are valued at the last sales price reported on principal securities exchanges on which such securities are traded(domestic or foreign) or on the principal over-the-counter market on which such securities are traded as of the close of business on the day the securities are being valued. If no sale occurred on a particular day and in the case of certain equity securities traded over-the-counter, then such securities are valued at the mean between the bid and asked prices. Securities quoted in foreign currencies are translated into U.S. dollars at the prevailing exchange rates at the end of each business day. Options are valued at the last sales price; if no sale took place on such day, then options are valued at the mean between the bid and asked prices. Securities for which market quotations are not readily available and all other assets are valued in good faith at their fair values as determined by, or under the direction of, the Funds' Board of Directors.

    c) FOREIGN CURRENCY TRANSACTIONS--The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

      The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

      Net realized foreign exchange gains or losses arise from sales of portfolio securities, sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of portfolio securities and other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

    d) REPURCHASE AGREEMENTS--A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Funds enter into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement and, in the case of repurchase agreements exceeding one day, the value of the underlying security(ies), including accrued interest, is required during the term of the agreement to be equal to or exceed the value of the repurchase agreement. Securities which serve to collateralize the repurchase agreement are

 HARTFORD MUTUAL FUNDS
--------------------------------------------------------------------------------

 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
 JUNE 30, 1998 (UNAUDITED)
       held by each Fund's custodian in book entry or physical form in the custodial account of the Fund. Repurchase agreements are valued at cost plus accrued interest receivable.

    e) JOINT TRADING ACCOUNT--Pursuant to an exemptive order issued by the SEC, the Funds may transfer uninvested cash balances into a joint trading account managed by The Hartford Investment Management Company or Wellington Management Company, LLP (Wellington). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

    f) FUTURES, OPTIONS ON FUTURES AND OPTIONS TRANSACTIONS--The Funds enter into futures contracts to retain their cash balance and yet be exposed to the market, thereby providing the liquidity necessary to accommodate redemptions while at the same time providing shareholders with the investment return of a fully invested portfolio. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Funds enter into such contracts, they are required to deposit with their custodian an amount of "initial margin" of cash or U.S. Treasury bills. Subsequent payments, called maintenance margin, to and from the broker-dealer, are made on a daily basis as the price of the underlying debt security fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Funds. The market value of a traded futures contract is the last sale price. In the absence of a last sale price, the last offering price is used. In the absence of either of these prices, fair value is determined according to procedures established by the Funds' Board of Directors. The variation margin on futures contracts is included in excess of cash, receivables and other assets over liabilities, or excess of liabilities over cash, receivables and other assets, as applicable, in each Funds' Statement of Net Assets.

      At any time prior to the expiration of the futures contract, the Funds may close the position by taking an opposite position which would operate to terminate the position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Funds and the Funds realize a gain or loss.

      The premium paid by the Fund for the purchase of a call or put option is included in the Fund's Statement of Net Assets as excess of cash, receivables and other assets over liabilities or excess of liabilities over cash, receivables and other assets and subsequently "marked-to-market" to reflect the current market value of the option purchased as of the end of the reporting period. If an option which the Fund has purchased expires on its stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid to buy the call.

    g) FEDERAL INCOME TAXES--For federal income tax purposes, the Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code by distributing substantially all of their taxable net investment income and net realized capital gains to their shareholders or otherwise complying with the requirements of regulated investment companies. Accordingly, no provision for federal income taxes has been made in the accompanying financial statements.

    h) FUND SHARE VALUATION AND DISTRIBUTIONS TO SHAREHOLDERS--Orders for the Funds' shares are executed in accordance with the investment instructions of the contract holders. Dividend income is accrued as of the ex-dividend date. Interest income and expenses are accrued on a daily basis. The net asset value of each Fund's shares is determined as of the close of each business day of the New York Stock Exchange (the Exchange). Orders for the purchase of a Fund's shares received prior to the close of the Exchange on any day on which the Fund is open for business are priced at the per-share net asset value determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined per-share net asset value.

      Dividends are declared by the Funds' Board of Directors based upon the investment performance of the respective Funds. The policy with respect to the Hartford Bond HLS Fund, Inc., Hartford Stock HLS Fund, Inc., Hartford

      Advisers HLS Fund, Inc., Hartford Capital Appreciation HLS Fund, Inc., Hartford Mortgage Securities HLS Fund, Inc., Hartford Index HLS Fund, Inc., Hartford International Opportunities HLS Fund, Inc., Hartford Dividend and Growth HLS Fund, Inc., Hartford International Advisers HLS Fund, Inc., Hartford Small Company HLS Fund, Inc., Hartford MidCap HLS Fund, Inc. and Hartford Growth and Income HLS Fund is to pay dividends from net investment income and distribute realized capital gains, if any, annually.

      Hartford Money Market HLS Fund, Inc. seeks to maintain a stable net asset value per share of $1.00 by declaring a daily dividend from net investment income, including net short-term capital gains and losses, and by valuing its investments using the amortized cost method. Dividends are distributed monthly.

      Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gains and losses, partnerships, losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions result in reclassifications to capital accounts (see Note 7).

    i) FORWARD FOREIGN CURRENCY CONTRACTS--As of June 30, 1998, Hartford Capital Appreciation HLS Fund, Inc. and Hartford International Advisers HLS Fund, Inc., had entered into forward foreign currency exchange contracts that obligate the Funds to repurchase/replace or sell currencies at specified future dates. The Funds enter into forward foreign currency contracts to hedge against adverse fluctuations in exchange rates between currencies. The forward foreign currency contracts' costs are included in excess of cash, receivables and other assets over liabilities or excess of liabilities over cash, receivables and other assets, as applicable, in the Funds' Statement of Net Assets.

      Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statement of Net Assets. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar.

    j) USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

    k) RESTRICTED SECURITIES--Each Fund is permitted to invest upto 15% of its net assets in illiquid securities, except for Money Market HLS Fund, Inc., which may invest up to 10% in such securities. "Illiquid Securities" are those that may not be sold or disposed of in the ordinary course of business, at approximately the price used to determine a Fund's net asset value per share. Each Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Funds' Board of Directors.

      At June 30, 1998, the Funds held the following restricted securities (excluding 144A issues):

                                                                 ACQUISITION                    MARKET        % OF
             FUND                          SECURITY                 DATE          COST          VALUE      NET ASSETS
------------------------------  -------------------------------  -----------  -------------  ------------  -----------
Capital Appreciation HLS Fund,
  Inc.                          SGW Holdings Corporation            8/14/97   $  11,311,018  $  6,911,717        .12%
Small Company HLS Fund, Inc.    SGW Holdings Corporation            8/14/97   $     599,992  $    366,631        .13%

 3.  EXPENSES:

    a) INVESTMENT MANAGEMENT AND ADVISORY AGREEMENTS--HL Investment Advisors, Inc. (HL Advisors) an indirect majority-owned subsidiary of The Hartford Financial Services Group, Inc. (The Hartford), serves as investment manager to the Funds pursuant to Investment Management Agreements approved by each Funds' Board of Directors and shareholders.

 HARTFORD MUTUAL FUNDS
--------------------------------------------------------------------------------

 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
 JUNE 30, 1998 (UNAUDITED)

      The schedule below reflects the rates of compensation paid to HL Advisors for services rendered:

          HARTFORD INDEX HLS FUND, INC.

AVERAGE DAILY NET ASSETS              ANNUAL RATE
------------------------------------  -----------
All Assets                                0.200%


   HARTFORD MORTGAGE SECURITIES HLS FUND, INC.
    AND HARTFORD MONEY MARKET HLS FUND, INC.

AVERAGE DAILY NET ASSETS              ANNUAL RATE
------------------------------------  -----------
All Assets                                0.250%

          HARTFORD BOND HLS FUND, INC.
        AND HARTFORD STOCK HLS FUND, INC.

AVERAGE DAILY NET ASSETS              ANNUAL RATE
------------------------------------  -----------
On first $250 million                      .325%
On next $250 million                       .300
On next $500 million                       .275
Over $1 billion                            .250

        HARTFORD ADVISERS HLS FUND, INC.,
  HARTFORD CAPITAL APPRECIATION HLS FUND, INC.,
 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND,
                      INC.,
  HARTFORD DIVIDEND AND GROWTH HLS FUND, INC.,
 HARTFORD INTERNATIONAL ADVISERS HLS FUND, INC.,
     HARTFORD SMALL COMPANY HLS FUND, INC.,
         HARTFORD MIDCAP HLS FUND, INC.,
     AND HARTFORD GROWTH AND INCOME HLS FUND

AVERAGE DAILY NET ASSETS              ANNUAL RATE
------------------------------------  -----------
On first $250 million                      .575%
On next $250 million                       .525
On next $500 million                       .475
Over $1 billion                            .425

      Pursuant to investment services agreements between HL Advisors and The Hartford Investment Management Company (HIMCO), HIMCO provides the day-to-day investment management services to the Hartford Bond HLS Fund Inc., Hartford Money Market HLS Fund, Inc., Hartford Mortgage Securities HLS Fund, Inc. and Hartford Index HLS Fund, Inc. HIMCO is a wholly-owned subsidiary of The Hartford.

      Pursuant to sub-advisory agreements between HL Advisors and Wellington, Wellington provides the day-to-day investment management services to the Hartford Stock HLS Fund, Inc., Hartford Advisers HLS Fund, Inc., Hartford Capital Appreciation HLS Fund, Inc., Hartford International Opportunities HLS Fund, Inc., Hartford Dividend and Growth HLS Fund, Inc., Hartford International Advisers HLS Fund, Inc., Hartford Small Company HLS Fund, Inc., Hartford MidCap HLS Fund, Inc. and Hartford Growth and Income HLS Fund.

      Wellington and HIMCO determine the purchase and sale of portfolio securities and place such orders for execution in the name of the respective Fund. In conjunction with their investment activity, Wellington and HIMCO regularly furnish reports to the Funds' Board of Directors concerning economic forecasts, investment strategy, portfolio activity and performance of the Funds.

    b) ADMINISTRATIVE SERVICES AGREEMENT--Under the Administrative Services Agreement between Hartford Life Insurance Company (HL) and each of the Funds, HL provides administrative services to the Funds and receives monthly compensation at the annual rate of .175% of each Fund's average daily net assets. The Funds assume and pay certain other expenses (including, but not limited to, shareholder accounting, state taxes and directors' fees). Directors' fees represent remuneration paid or accrued to directors not affiliated with HL or any other related company.

    c) OPERATING EXPENSES--Allocable expenses of the Funds are charged to each Fund based on the ratio of the net assets of each fund to the combined net assets of the Funds. Nonallocable expenses are charged to each fund based on specific identification.

 4.  TAX COST AND UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS:

    As of June 30, 1998, the aggregate gross unrealized appreciation and depreciation of all investments, based on cost for federal income tax purposes, was as follows:

                                                                        AGGREGATE GROSS   AGGREGATE GROSS   NET UNREALIZED
                                                                           UNREALIZED       UNREALIZED      APPRECIATION/
FUND                                                      TAX COST        APPRECIATION     DEPRECIATION      DEPRECIATION
----------------------------------------------------  ----------------  ----------------  ---------------  ----------------
Hartford Bond HLS Fund, Inc.........................  $    640,082,876  $     20,700,181  $    (3,234,022) $     17,466,159
Hartford Stock HLS Fund, Inc........................     3,565,285,158     2,309,946,068      (82,933,412)    2,227,012,656
Hartford Advisers HLS Fund, Inc.....................     7,084,010,541     2,938,731,191      (84,620,547)    2,854,110,644
Hartford Capital Appreciation HLS Fund, Inc.........     4,018,513,601     1,618,350,288     (287,904,760)    1,330,445,528
Hartford Mortgage Securities HLS Fund, Inc..........       299,109,588         4,900,727         (429,863)        4,470,864
Hartford Index HLS Fund, Inc........................     1,030,944,139       516,460,414      (24,343,643)      492,116,771
Hartford International Opportunities HLS Fund,
 Inc................................................        21,392,463        22,970,406       (6,810,860)       16,159,546
Hartford Dividend & Growth HLS Fund, Inc............     2,149,535,648       546,271,712      (55,589,628)      490,682,084
Hartford International Advisers HLS Fund, Inc.......       989,738,016       199,670,006      (39,676,835)      159,993,171
Hartford Small Company HLS Fund, Inc................       247,799,667        35,584,048      (15,564,392)       20,019,656
Hartford MidCap Fund HLS Fund, Inc..................        72,620,755        10,573,879       (2,086,304)        8,487,575
Hartford Growth and Income HLS Fund.................         3,716,682           185,534          (43,745)          141,789

 5.  AFFILIATE HOLDINGS:

    a) HARTFORD MIDCAP HLS FUND, INC.--HL Investment Advisers, Inc. has ownership of 3,000,000 shares of Hartford MidCap HLS Fund, Inc. and Hartford Growth and Income HLS Fund representing 4.8% and 75.6%, respectively of the total outstanding shares of each Fund as of June 30, 1998.

    b) As of June 30, 1998, certain HL group pension contracts held direct interests in shares as follows:

                                                                      PERCENT OF
 FUND                                                      SHARES    TOTAL SHARES
 ------------------------------------------------------  ----------  ------------
 Hartford Bond HLS Fund, Inc...........................   4,834,749       .75%
 Hartford Money Market HLS Fund Inc....................  26,217,960      4.06
 Hartford Stock HLS Fund, Inc..........................   4,119,684       .40
 Hartford Advisers HLS Fund, Inc.......................  32,874,765       .91
 Hartford Capital Appreciation HLS Fund, Inc...........  24,465,579      2.00
 Hartford Mortgage Securities HLS Fund, Inc............  14,757,318      5.00
 Hartford Index HLS Fund, Inc..........................  31,054,910      6.63
 Hartford International Opportunities HLS Fund, Inc....  10,970,561      1.24
 Hartford Dividend and Growth HLS Fund, Inc............   6,985,353       .54
 Hartford International Advisers HLS Fund, Inc.........     861,122       .38

 HARTFORD MUTUAL FUNDS
--------------------------------------------------------------------------------

 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
 JUNE 30, 1998 (UNAUDITED)

 6.  INVESTMENT TRANSACTIONS:

    For the six months ended June 30, 1998, aggregate purchases and sales of investment securities (excludes short-term investments) were as follows:

 FUND                                        PURCHASE AT COST    SALES AT PROCEEDS
 ------------------------------------------  -----------------   -----------------
 Hartford Bond HLS Fund, Inc...............    $  604,811,366      $  480,483,193
 Hartford Stock HLS Fund, Inc..............     1,061,924,129         584,944,576
 Hartford Advisers HLS Fund, Inc...........     1,689,884,052       1,129,321,894
 Hartford Capital Appreciation HLS Fund,
  Inc......................................     1,467,226,627       1,175,448,951
 Hartford Mortgage Securities HLS Fund,
  Inc......................................       522,066,013         491,538,609
 Hartford Index HLS Fund, Inc..............       221,385,374          11,710,390
 Hartford International Opportunities HLS
  Fund, Inc................................       806,689,764         794,275,013
 Hartford Dividend and Growth HLS Fund,
  Inc......................................       963,638,560         502,080,152
 Hartford International Advisers HLS Fund,
  Inc......................................       191,512,683         147,785,921
 Hartford Small Company HLS Fund, Inc......       377,046,575         333,516,188
 Hartford MidCap HLS Fund, Inc.............        64,904,928          19,485,674
 Hartford Growth and Income HLS Fund.......         3,748,209              31,710

 7.  RECLASSIFICATION OF CAPITAL ACCOUNTS:

    In accordance with AICPA statement of position 93-2, DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES, the Funds have recorded several reclassifications in their capital accounts. These reclassifications had no impact on the net asset value per shares of the Funds and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of December 31, 1997 the Funds recorded the following reclassifications to increase (decrease) the accounts listed below.

                                                                                                ACCUMULATED
                                                                               ACCUMULATED     UNDISTRIBUTED
                                                                              UNDISTRIBUTED    (DISTRIBUTION
                                                                              (DISTRIBUTION    IN EXCESS OF)
                                                                              IN EXCESS OF)    NET REALIZED
                                                                              NET INVESTMENT      GAIN ON         PAID-IN
FUND                                                                              INCOME        INVESTMENTS       SURPLUS
----------------------------------------------------------------------------  --------------  ---------------  --------------
Hartford Bond HLS Fund, Inc.................................................   $    (41,029)   $     41,0290    $          0
Hartford Stock HLS Fund, Inc................................................       (20,5130)          20,513               0
Hartford Advisers HLS Fund, Inc.............................................        418,269)        (418,269)              0
Hartford Capital Appreciation HLS Fund, Inc.................................      6,642,158       (6,642,158)              0
Hartford Mortgage Securities HLS Fund, Inc..................................       (416,537)         416,537               0
Hartford International Opportunities HLS Fund, Inc..........................     (6,758,168)       6,788,167         (29,999)
Hartford Dividend and Growth HLS Fund, Inc..................................       (231,694)         244,530         (12,836)
Hartford International Advisers HLS Fund, Inc...............................      1,257,390       (1,257,390               0
Hartford Small Company HLS Fund, Inc........................................          7,062           (7,062)

 8.  CAPITAL SHARE TRANSACTIONS:

    The following information is for the period ending June 30, 1998:

                          HARTFORD BOND               HARTFORD STOCK          HARTFORD MONEY MARKET         HARTFORD ADVISERS
                          HLS FUND, INC.              HLS FUND, INC.              HLS FUND, INC.             HLS FUND, INC.
                   ----------------------------  -------------------------  --------------------------  -------------------------
                      SHARES          AMOUNT       SHARES        AMOUNT        SHARES        AMOUNT       SHARES        AMOUNT
                   -------------   ------------  -----------  ------------  ------------  ------------  -----------  ------------
CLASS IA
Shares sold......    140,139,917   $150,096,170  123,604,723  $691,570,261   944,202,743  $944,203,735  267,349,848  $715,446,353
Shares issued on
 reinvestment of
 distributions...      1,414,284      1,499,999   32,495,236   175,300,001    16,037,426    16,037,426  116,152,059   301,899,991
Shares redeemed..    (24,778,741)   (26,468,367) (48,999,001) (273,830,385) (927,558,007) (927,558,007) (30,443,090)  (81,179,461)
                   -------------   ------------  -----------  ------------  ------------  ------------  -----------  ------------
Net Increase.....    116,775,460   $125,127,802  107,100,958  $593,039,877    32,682,162  $ 32,683,154  353,058,817  $936,166,883
                   -------------   ------------  -----------  ------------  ------------  ------------  -----------  ------------
                   -------------   ------------  -----------  ------------  ------------  ------------  -----------  ------------


                         HARTFORD CAPITAL            HARTFORD MORTGAGE                                   HARTFORD INTERNATIONAL
                           APPRECIATION                 SECURITIES                HARTFORD INDEX              OPPORTUNITIES
                          HLS FUND, INC.              HLS FUND, INC.              HLS FUND, INC.             HLS FUND, INC.
                   ----------------------------  -------------------------  --------------------------  -------------------------
                      SHARES          AMOUNT       SHARES        AMOUNT        SHARES        AMOUNT       SHARES        AMOUNT
                   -------------   ------------  -----------  ------------  ------------  ------------  -----------  ------------
CLASS IA
Shares sold......    176,967,773   $804,422,818   20,770,514  $ 22,806,104   120,404,516  $374,169,681   44,287,452  $ 61,140,228
Shares issued on
 reinvestment of
 distributions...     71,437,060    320,999,999    2,020,729     2,200,000    10,055,222    30,600,000   55,643,802    72,865,058
Shares redeemed..   (118,636,205)  (537,722,406) (27,336,697)  (30,004,654)  (52,209,028) (162,285,451) (56,783,350)  (75,576,887)
                   -------------   ------------  -----------  ------------  ------------  ------------  -----------  ------------
Net Increase.....    129,768,628   $587,700,411   (4,545,454)   (4,998,550)   78,250,710  $242,484,230   43,147,904  $ 58,428,399
                   -------------   ------------  -----------  ------------  ------------  ------------  -----------  ------------
                   -------------   ------------  -----------  ------------  ------------  ------------  -----------  ------------

                   HARTFORD DIVIDEND AND GROWTH   HARTFORD INTERNATIONAL    HARTFORD SMALL COMPANY HLS       HARTFORD MIDCAP
                          HLS FUND, INC.          ADVISERS HLS FUND, INC.           FUND, INC.               HLS FUND, INC.
                   ----------------------------  -------------------------  --------------------------  -------------------------
                      SHARES          AMOUNT       SHARES        AMOUNT        SHARES        AMOUNT       SHARES        AMOUNT
                   -------------   ------------  -----------  ------------  ------------  ------------  -----------  ------------
CLASS IA
Shares sold......    227,722,909   $465,719,661   29,357,390  $ 33,656,891    49,403,077  $ 62,836,009   39,285,617  $ 51,925,062
Shares issued on
 reinvestment of
 distributions...     40,497,356     80,800,000   27,522,863    29,712,912     2,958,223     3,776,000          747           916
Shares redeemed..     (6,874,585)   (14,116,207)  (5,216,557)   (6,034,025)   (3,013,593)   (3,757,102)  (1,455,196)   (1,907,469)
                   -------------   ------------  -----------  ------------  ------------  ------------  -----------  ------------
Net Increase.....    261,345,680   $532,403,454   51,663,696  $ 57,353,778    49,347,707  $ 62,854,907   37,831,168  $ 50,018,509
                   -------------   ------------  -----------  ------------  ------------  ------------  -----------  ------------
                   -------------   ------------  -----------  ------------  ------------  ------------  -----------  ------------

                    HARTFORD GROWTH AND INCOME
                             HLS FUND
                   ----------------------------
                      SHARES          AMOUNT
                   -------------   ------------
CLASS IA
Shares sold......      3,981,156   $  3,995,482
Shares issued on
 reinvestment of
 distributions...       --              --
Shares redeemed..        (17,612)       (17,707)
                   -------------   ------------
Net Increase.....      3,963,544   $  3,977,775
                   -------------   ------------
                   -------------   ------------

 HARTFORD MUTUAL FUNDS
--------------------------------------------------------------------------------

 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
 JUNE 30, 1998 (UNAUDITED)

                          HARTFORD BOND               HARTFORD STOCK          HARTFORD MONEY MARKET         HARTFORD ADVISERS
                          HLS FUND, INC.              HLS FUND, INC.              HLS FUND, INC.             HLS FUND, INC.
                   ----------------------------  -------------------------  --------------------------  -------------------------
                      SHARES          AMOUNT       SHARES        AMOUNT        SHARES        AMOUNT       SHARES        AMOUNT
                   -------------   ------------  -----------  ------------  ------------  ------------  -----------  ------------
CLASS IB
Shares sold......      1,139,236   $  1,150,176    1,993,605  $  2,022,233       512,019  $    512,019    6,266,067  $  6,324,501
Shares issued on
 reinvestment of
 distributions...       --              --           --            --              3,075         3,075      --            --
Shares redeemed..         (4,775)        (4,855)         (64)          (67)     (127,139)     (127,139)    (160,640)     (163,090)
                   -------------   ------------  -----------  ------------  ------------  ------------  -----------  ------------
Net Increase.....      1,134,461   $  1,145,321    1,993,541  $  2,022,166       387,955  $    387,955    6,105,427  $  6,161,411
                   -------------   ------------  -----------  ------------  ------------  ------------  -----------  ------------
                   -------------   ------------  -----------  ------------  ------------  ------------  -----------  ------------

                         HARTFORD CAPITAL         HARTFORD INTERNATIONAL
                           APPRECIATION                OPPORTUNITIES          HARTFORD DIVIDEND AND      HARTFORD SMALL COMPANY
                          HLS FUND, INC.              HLS FUND, INC.          GROWTH HLS FUND, INC.          HLS FUND, INC.
                   ----------------------------  -------------------------  --------------------------  -------------------------
                      SHARES          AMOUNT       SHARES        AMOUNT        SHARES        AMOUNT       SHARES        AMOUNT
                   -------------   ------------  -----------  ------------  ------------  ------------  -----------  ------------
CLASS IB
Shares sold......      1,873,884   $  1,844,044      279,319  $    284,133     2,846,506  $  2,808,906      258,716  $    249,612
Shares issued on
 reinvestment of
 distributions...       --              --           --            --            --            --           --            --
Shares redeemed..            (42)           (42)      (1,049)       (1,075)          (94)          (92)        (370)         (349)
                   -------------   ------------  -----------  ------------  ------------  ------------  -----------  ------------
Net Increase.....      1,873,842   $  1,844,002      278,270  $    283,058     2,846,412  $  2,808,814      258,346  $    249,263
                   -------------   ------------  -----------  ------------  ------------  ------------  -----------  ------------
                   -------------   ------------  -----------  ------------  ------------  ------------  -----------  ------------

                    HARTFORD GROWTH AND INCOME
                          HLS FUND, INC.
                   ----------------------------
                      SHARES          AMOUNT
                   -------------   ------------
CLASS IB
Shares sold......         10,000   $     10,000
Shares issued on
 reinvestment of
 distributions...       --              --
Shares redeemed..       --              --
                   -------------   ------------
Net Increase.....         10,000   $     10,000
                   -------------   ------------
                   -------------   ------------

                    [This page is intentionally left blank]

 Hartford Mutual Funds
--------------------------------------------------------------------------------

 FINANCIAL HIGHLIGHTS

   -- SELECTED PER-SHARE DATA(3) --

       -------------------------------------------------------------------------

                                                   NET REALIZED
                                                       AND
                           NET ASSET                UNREALIZED
                           VALUE AT       NET          GAIN       TOTAL FROM
                           BEGINNING   INVESTMENT   (LOSS) ON     INVESTMENT
                           OF PERIOD     INCOME    INVESTMENTS    OPERATIONS
                           ---------   ----------  ------------   -----------
HARTFORD BOND HLS FUND,
  INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)
  Class IA...............    $1.050      $0.029      $ 0.016        $ 0.045
  For the Year Ended
    December 31,
  1997...................     1.000       0.063        0.047          0.110
  1996...................     1.028       0.064       (0.029)         0.035
  1995...................     0.926       0.064        0.102          0.166
  1994...................     1.044       0.060       (0.100)        (0.040)
  1993...................     1.024       0.062        0.039          0.101
  From inception April 1,
    1998 to June 30, 1998
    (unaudited)
  Class IB...............     1.000       0.006        0.016          0.022
HARTFORD STOCK HLS FUND,
  INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)
  Class IA...............     5.123       0.024        1.049          1.073
  For the Year Ended
    December 31,
  1997...................     4.143       0.050        1.196          1.246
  1996...................     3.527       0.060        0.763          0.823
  1995...................     2.801       0.070        0.840          0.910
  1994...................     3.099       0.061       (0.111)        (0.050)
  1993...................     2.965       0.053        0.339          0.392
  From inception April 1,
    1998 to June 30, 1998
    (unaudited)
  Class IB...............     1.000        --          0.046          --
HVA MONEY MARKET HLS
  FUND, INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)
  Class IA...............     1.000       0.025         --            0.025
  For the Year Ended
    December 31,
  1997...................     1.000       0.049         --            0.049
  1996...................     1.000       0.500         --            0.050
  1995...................     1.000       0.056         --            0.056
  1994...................     1.000       0.039         --            0.039
  1993...................     1.000       0.029         --            0.029
  From inception April 1,
    1998 to June 30, 1998
    (unaudited)
  Class IB...............     1.000       0.010         --            0.010
HARTFORD ADVISERS HLS
  FUND, INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)
  Class IA...............     2.527       0.030        0.352          0.382
  For the Year Ended
    December 31,
  1997...................     2.169       0.056        0.455          0.511
  1996...................     1.958       0.059        0.255          0.314
  1995...................     1.600       0.064        0.377          0.441
  1994...................     1.752       0.054       (0.100)        (0.046)
  1993...................     1.676       0.050        0.145          0.195
  From inception April 1,
    1998 to June 30, 1998
    (unaudited)
  Class IB...............     1.000       0.002        0.036          0.038
HARTFORD CAPITAL
  APPRECIATION HLS FUND,
  INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)
  Class IA...............     4.410       0.014        0.498          0.512
  For the Year Ended
    December 31,
  1997...................     3.914       0.020        0.794          0.814
  1996...................     3.490       0.022        0.655          0.677
  1995...................     2.860       0.030        0.785          0.815
  1994...................     3.052       0.011        0.070          0.081
  1993...................     2.634       0.003        0.526          0.529
  From inception April 1,
    1998 to June 30, 1998
    (unaudited)
  Class IB...............     1.000       0.001       (0.016)        (0.015)
HARTFORD MORTGAGE
  SECURITIES HLS FUND,
  INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)..........     1.084       0.034        0.002          0.036
  For the Year Ended
    December 31,
  1997...................     1.056       0.071        0.022          0.093
  1996...................     1.071       0.069       (0.018)         0.051
  1995...................     0.984       0.068        0.087          0.155
  1994...................     1.075       0.068       (0.086)        (0.018)
  1993...................     1.079       0.071       (0.004)         0.067

(1) Annualized
(2) Management fees were waived until assets (excluding assets contributed by companies affiliated with The Hartford Investment Management Company) reached $20 million. The ratio of expenses to average net assets would have been higher if management fees were not waived. The ratio of net investment income would have been lowwer if management fees were not waived.
(3) Information presented relates to a share of capital stock outstanding throughout the indicated period.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

--------------------------------------------------------------------------------

                                                             -- RATIOS AND
SUPPLEMENTAL DATA --

                               -------------------------------------------------
                       ---------------------------------------------------------

                                      DISTRIBUTIONS
                          DISTRIBUTIONS   FROM NET                  NET INCREASE   NET ASSET             NET ASSETS
                           FROM NET     REALIZED                    (DECREASE) IN  VALUE AT              AT END OF
                          INVESTMENT     GAIN ON         TOTAL        NET ASSET       END      TOTAL       PERIOD
                            INCOME     INVESTMENTS   DISTRIBUTIONS      VALUE      OF PERIOD  RETURN   (IN THOUSANDS)
                          ----------  -------------  -------------  -------------  ---------  -------  --------------
HARTFORD BOND HLS FUND,
  INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)
  Class IA...............   $(0.003)     $ --           $(0.003)       $ 0.042       $1.092    4.28%     $  702,487
  For the Year Ended
    December 31,
  1997...................    (0.060)       --            (0.060)         0.050        1.050   11.35         552,870
  1996...................    (0.063)       --            (0.063)        (0.028)       1.000    3.54         402,548
  1995...................    (0.064)       --            (0.064)         0.102        1.028   18.49         342,495
  1994...................    (0.060)      (0.018)        (0.078)        (0.118)       0.926   (3.95)         247458
  1993...................    (0.062)      (0.019)        (0.081)         0.020        1.044   10.24         239,602
  From inception April 1,
    1998 to June 30, 1998
    (unaudited)
  Class IB...............     --           --             --             0.022        1.022    2.20           1,159
HARTFORD STOCK HLS FUND,
  INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)
  Class IA...............    (0.002)      (0.184)        (0.186)         0.887        6.010   21.36       6,172,891
  For the Year Ended
    December 31,
  1997...................    (0.049)      (0.217)        (0.266)         0.980        5.123   31.38       4,713,322
  1996...................    (0.059)      (0.148)        (0.207)         0.616        4.143   24.33       2,994,209
  1995...................    (0.070)      (0.114)        (0.184)         0.726        3.527   34.10       1,876,884
  1994...................    (0.061)      (0.187)        (0.248)        (0.298)       2.801   (1.89)      1,163,158
  1993...................    (0.053)      (0.205)        (0.258)         0.134        3.099   14.34         968,425
  From inception April 1,
    1998 to June 30, 1998
    (unaudited)
  Class IB...............     --           --             --             0.046        1.046    4.60           1,994
HVA MONEY MARKET HLS
  FUND, INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)
  Class IA...............    (0.025)       --            (0.025)         --           1.000    2.63         645,163
  For the Year Ended
    December 31,
  1997...................    (0.049)       --            (0.049)         --           1.000    5.31         612,480
  1996...................    (0.050)       --            (0.050)         --           1.000    5.09         542,586
  1995...................    (0.056)       --            (0.056)         --           1.000    5.74         339,709
  1994...................    (0.039)       --            (0.039)         --           1.000    3.95         321,465
  1993...................    (0.029)       --            (0.029)         --           1.000    2.94         234,088
  From inception April 1,
    1998 to June 30, 1998
    (unaudited)
  Class IB...............    (0.010)       --            (0.010)         --           1.000     --              388
HARTFORD ADVISERS HLS
  FUND, INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)
  Class IA...............    (0.001)      (0.089)        (0.090)         0.292        2.819   15.44      10,237,520
  For the Year Ended
    December 31,
  1997...................    (0.055)      (0.098)        (0.153)         0.358        2.527   24.51       8,283,912
  1996...................    (0.059)      (0.044)        (0.103)         0.211        2.169   16.62       5,879,529
  1995...................    (0.064)      (0.019)        (0.083)         0.358        1.958   28.34       4,262,769
  1994...................    (0.054)      (0.052)        (0.106)        (0.152)       1.600   (2.74)      3,034,034
  1993...................    (0.050)      (0.069)        (0.119)         0.076        1.752   12.25       2,426,550
  From inception April 1,
    1998 to June 30, 1998
    (unaudited)
  Class IB...............     --           --             --             0.038        1.038    3.80           6,336
HARTFORD CAPITAL
  APPRECIATION HLS FUND,
  INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)
  Class IA...............    (0.001)      (0.289)        (0.290)         0.222        4.632   11.82       5,646,452
  For the Year Ended
    December 31,
  1997...................    (0.022)      (0.296)        (0.318)         0.496        4.410   22.34       4,802,992
  1996...................    (0.025)      (0.228)        (0.253)         0.424        3.914   20.70       3,386,670
  1995...................    (0.030)      (0.155)        (0.185)         0.630        3.490   30.25       2,157,892
  1994...................    (0.011)      (0.262)        (0.273)        (0.192)       2.860    2.50       1,158,644
  1993...................    (0.003)      (0.108)        (0.111)         0.418        3.052   20.80         778,904
  From inception April 1,
    1998 to June 30, 1998
    (unaudited)
  Class IB...............     --           --             --            (0.015)       0.985   (1.50)          1,846
HARTFORD MORTGAGE
  SECURITIES HLS FUND,
  INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)..........    (0.007)       --            (0.007)         0.029        1.113    3.35         329,310
  For the Year Ended
    December 31,
  1997...................    (0.065)       --            (0.065)         0.028        1.084    9.01         325,702
  1996...................    (0.066)       --            (0.066)        (0.015)       1.056    4.99         325,495
  1995...................    (0.068)       --            (0.068)         0.087        1.071   16.17         327,565
  1994...................    (0.068)      (0.005)        (0.073)        (0.091)       0.984   (1.61)        304,147
  1993...................    (0.071)       --             --            (0.004)       1.075    6.31         365,198

                                            RATIO OF
                            RATIO OF           NET
                            OPERATING      INVESTMENT
                            EXPENSES         INCOME       PORTFOLIO
                           TO AVERAGE      TO AVERAGE     TURNOVER
                          NET ASSETS(1)   NET ASSETS(1)     RATE
                          -------------  ---------------  ---------
HARTFORD BOND HLS FUND,
  INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)
  Class IA...............   0.50%            6.01%          83.3%
  For the Year Ended
    December 31,
  1997...................   0.51             6.58          112.9
  1996...................   0.52             6.37          212.0
  1995...................   0.53             6.51          215.0
  1994...................   0.55             6.23          328.8
  1993...................   0.57             5.93          494.3
  From inception April 1,
    1998 to June 30, 1998
    (unaudited)
  Class IB...............   0.33             2.94            --
HARTFORD STOCK HLS FUND,
  INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)
  Class IA...............   0.46             1.00           11.4
  For the Year Ended
    December 31,
  1997...................   0.45             1.11           31.6
  1996...................   0.46             1.59           42.3
  1995...................   0.48             2.23           52.9
  1994...................   0.50             2.17           63.8
  1993...................   0.53             1.86           69.0
  From inception April 1,
    1998 to June 30, 1998
    (unaudited)
  Class IB...............   0.64             0.46
HVA MONEY MARKET HLS
  FUND, INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)
  Class IA...............   0.44             5.24            --
  For the Year Ended
    December 31,
  1997...................   0.44             5.21            --
  1996...................   0.44             5.04            --
  1995...................   0.45             5.57            --
  1994...................   0.47             3.99            --
  1993...................   0.48             2.91            --
  From inception April 1,
    1998 to June 30, 1998
    (unaudited)
  Class IB...............   --               0.30            --
HARTFORD ADVISERS HLS
  FUND, INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)
  Class IA...............   0.63             2.36           12.4
  For the Year Ended
    December 31,
  1997...................   0.63             2.44           36.1
  1996...................   0.63             2.92           53.8
  1995...................   0.65             3.57           63.5
  1994...................   0.65             3.34           60.0
  1993...................   0.69             3.07           55.3
  From inception April 1,
    1998 to June 30, 1998
    (unaudited)
  Class IB...............   0.40             1.00            --
HARTFORD CAPITAL
  APPRECIATION HLS FUND,
  INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)
  Class IA...............   0.67             0.67           23.5
  For the Year Ended
    December 31,
  1997...................   0.64             0.44           57.6
  1996...................   0.65             0.60           85.4
  1995...................   0.68             0.95           78.6
  1994...................   0.72             0.40           73.3
  1993...................   0.76             0.12           91.4
  From inception April 1,
    1998 to June 30, 1998
    (unaudited)
  Class IB...............   0.85             0.61            --
HARTFORD MORTGAGE
  SECURITIES HLS FUND,
  INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)..........   0.45             6.26          163.4
  For the Year Ended
    December 31,
  1997...................   0.45             6.60           46.5
  1996...................   0.45             6.67          201.0
  1995...................   0.47             6.50          489.4
  1994...................   0.48             6.65          365.7
  1993...................   0.49             6.49          183.4

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD MUTUAL FUNDS
--------------------------------------------------------------------------------

 FINANCIAL HIGHLIGHTS -- CONTINUED

   -- SELECTED PER-SHARE DATA(3) --

       -------------------------------------------------------------------------

                                                   NET REALIZED
                                                       AND
                           NET ASSET                UNREALIZED
                           VALUE AT       NET          GAIN       TOTAL FROM
                           BEGINNING   INVESTMENT   (LOSS) ON     INVESTMENT
                           OF PERIOD     INCOME    INVESTMENTS    OPERATIONS
                           ---------   ----------  ------------   -----------
HARTFORD INDEX HLS FUND,
  INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)..........    $2.878      $0.018      $ 0.478        $ 0.496
  For the Year Ended
    December 31,
  1997...................     2.832       0.035        0.692          0.727
  1996...................     2.028       0.044        0.393          0.437
  1995...................     1.522       0.044        0.507          0.551
  1994...................     1.546       0.038       (0.024)         0.014
  1993...................     1.450       0.035        0.096          0.131
HARTFORD INTERNATIONAL
  OPPORTUNITIES HLS FUND,
  INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)
  Class IA...............     1.294       0.015        0.195          0.210
  For the Year Ended
    December 31,
  1997...................     1.407       0.022       (0.019)         0.003
  1996...................     1.306       0.023        0.140          0.163
  1995...................     1.176       0.020        0.141          0.161
  1994...................     1.215       0.016       (0.039)        (0.023)
  1993...................     0.917       0.009        0.298          0.307
  From inception April 1,
    1998 to June 30, 1998
    (unaudited)
  Class IB...............     1.000       0.003        0.018          0.021
HARTFORD DIVIDEND AND
  GROWTH HLS FUND, INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)
  Class IA...............     1.952       0.017        0.194          0.211
  For the Year Ended
    December 31,
  1997...................     1.547       0.035        0.445          0.480
  1996...................     1.317       0.034        0.258          0.292
  1995...................     0.994       0.033        0.323          0.356
  From inception, March
    8, 1994, through
    December 31, 1994....     1.000       0.024       (0.005)         0.019
  From inception April 1,
    1998 to June 30, 1998
    (unaudited)
  Class IB...............     1.000       0.002       (0.013)        (0.011)
HARTFORD INTERNATIONAL
  ADVISERS HLS FUND, INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)..........     1.175       0.017        0.122          0.139
  For the Year Ended
    December 31,
  1997...................     1.167       0.056        0.006          0.062
  1996...................     1.109       0.040        0.093          0.133
  From inception March 1,
    1995, through
    December 31, 1995....     1.000       0.030        0.126          0.156
HARTFORD SMALL COMPANY
  HLS FUND, INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)
  Class IA...............     1.202      (0.001  )     0.108          0.107
  For the Year Ended
    December 31,
  1997...................     1.069       0.001        0.195          0.196
  From inception, August
    9, 1996, through
    December 31, 1996....     1.000       0.002        0.069          0.071
  From inception April 1,
    1998 to June 30, 1998
    (unaudited)
  Class IB...............     1.000        --         (0.037)        (0.037)
HARTFORD MIDCAP HLS FUND,
  INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)..........     1.137      (0.001  )     0.202          0.201
  From inception, July
    15, 1997, through
    December 31, 1997....     1.000       0.001        0.137          0.138
HARTFORD GROWTH AND
  INCOME HLS FUND
  From inception, May 31,
    1998, through June
    30, 1998 (unaudited)
  Class IA...............     1.000       0.001        0.040          0.041
  From inception, May 31,
    1998, through June
    30, 1998 (unaudited)
  Class IB...............     1.000        --          0.040          0.040

(1) Annualized
(2) Management fees were waived until assets (excluding assets contributed by companies affiliated with The Hartford Investment Management Company) reached $20 million. The ratio of expenses to average net assets would have been higher if management fees were not waived. The ratio of net investment income would have been lowwer if management fees were not waived.
(3) Information presented relates to a share of capital stock outstanding throughout the indicated period.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

--------------------------------------------------------------------------------

                                                             -- RATIOS AND
SUPPLEMENTAL DATA --

                               -------------------------------------------------
                       ---------------------------------------------------------

                                      DISTRIBUTIONS
                          DISTRIBUTIONS   FROM NET                  NET INCREASE   NET ASSET             NET ASSETS
                           FROM NET     REALIZED                    (DECREASE) IN  VALUE AT              AT END OF
                          INVESTMENT     GAIN ON         TOTAL        NET ASSET       END      TOTAL       PERIOD
                            INCOME     INVESTMENTS   DISTRIBUTIONS      VALUE      OF PERIOD  RETURN   (IN THOUSANDS)
                          ----------  -------------  -------------  -------------  ---------  -------  --------------
HARTFORD INDEX HLS FUND,
  INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)..........   $(0.002)     $(0.072)       $(0.074)       $ 0.422       $3.300   17.46%     $1,546,560
  For the Year Ended
    December 31,
  1997...................    (0.035)      (0.196)        (0.231)         0.496        2.878   32.61       1,123,455
  1996...................    (0.044)      (0.039)        (0.083)         0.354        2.382   22.09         621,065
  1995...................    (0.044)      (0.001)        (0.045)         0.506        2.028   36.55         318,253
  1994...................    (0.038)       --            (0.038)        (0.024)       1.522    0.94         157,660
  1993...................    (0.035)       --            (0.035)         0.096        1.546    9.12         140,396
HARTFORD INTERNATIONAL
  OPPORTUNITIES HLS FUND,
  INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)
  Class IA...............    (0.001)      (0.088)        (0.089)         0.121        1.415   16.73       1,256,074
  For the Year Ended
    December 31,
  1997...................    (0.012)      (0.104)        (0.116)        (0.113)       1.294    0.34       1,092,946
  1996...................    (0.025)      (0.037)        (0.062)         0.101        1.407   12.91         996,543
  1995...................    (0.020)      (0.011)        (0.031)         0.130        1.306   13.93         686,475
  1994...................    (0.016)       --            (0.016)        (0.039)       1.176   (1.94)        563,765
  1993...................    (0.009)       --            (0.009)         0.298        1.215   33.73         281,608
  From inception April 1,
    1998 to June 30, 1998
    (unaudited)
  Class IB...............     --           --             --             0.021        1.021    2.10             284
HARTFORD DIVIDEND AND
  GROWTH HLS FUND, INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)
  Class IA...............    (0.004)      (0.070)        (0.074)         0.137        2.089   10.93       2,679,882
  For the Year Ended
    December 31,
  1997...................    (0.031)      (0.044)        (0.075)         0.405        1.952   31.89       1,994,653
  1996...................    (0.034)      (0.028)        (0.062)         0.230        1.547   22.91         879,980
  1995...................    (0.033)       --            (0.033)         0.323        1.317   36.37         265,070
  From inception, March
    8, 1994, through
    December 31, 1994....    (0.024)      (0.001)        (0.025)        (0.006)       0.994    1.96          55,066
  From inception April 1,
    1998 to June 30, 1998
    (unaudited)
  Class IB...............     --           --             --            (0.011)       0.989   (1.100)         2,814
HARTFORD INTERNATIONAL
  ADVISERS HLS FUND, INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)..........    (0.134)      (0.032)        (0.166)        (0.027)       1.148   12.67         262,121
  For the Year Ended
    December 31,
  1997...................    (0.050)      (0.004)        (0.054)         0.008        1.175    5.52         207,582
  1996...................    (0.051)      (0.024)        (0.075)         0.058        1.167   12.25         104,486
  From inception March 1,
    1995, through
    December 31, 1995....    (0.030)      (0.017)        (0.047)         0.109        1.109   15.84          31,264
HARTFORD SMALL COMPANY
  HLS FUND, INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)
  Class IA...............     --          (0.020)        (0.020)         0.087        1.289    8.89         289,545
  For the Year Ended
    December 31,
  1997...................    (0.001)      (0.062)        (0.063)         0.133        1.202   18.38         210,769
  From inception, August
    9, 1996, through
    December 31, 1996....    (0.002)       --            (0.002)         0.069        1.069   18.12          42,812
  From inception April 1,
    1998 to June 30, 1998
    (unaudited)
  Class IB...............     --           --             --            (0.037)       0.963   (3.70)            249
HARTFORD MIDCAP HLS FUND,
  INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)..........     --           --             --             0.201        1.338   17.64          83,072
  From inception, July
    15, 1997, through
    December 31, 1997....    (0.001)       --            (0.001)         0.137        1.137   13.81          27,589
HARTFORD GROWTH AND
  INCOME HLS FUND
  From inception, May 31,
    1998, through June
    30, 1998 (unaudited)
  Class IA...............     --           --             --             0.041        1.041    4.1            4,114
  From inception, May 31,
    1998, through June
    30, 1998 (unaudited)
  Class IB...............     --           --             --             0.040        1.040    4                 10

                                            RATIO OF
                            RATIO OF           NET
                            OPERATING      INVESTMENT
                            EXPENSES         INCOME       PORTFOLIO
                           TO AVERAGE      TO AVERAGE     TURNOVER
                          NET ASSETS(1)   NET ASSETS(1)     RATE
                          -------------  ---------------  ---------
HARTFORD INDEX HLS FUND,
  INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)..........   0.40%            1.24%           0.9%
  For the Year Ended
    December 31,
  1997...................   0.39             1.52            5.7
  1996...................   0.39             2.07           19.3
  1995...................   0.39             2.46            1.5
  1994...................   0.45             2.50            1.8
  1993...................   0.49             2.36            0.8
HARTFORD INTERNATIONAL
  OPPORTUNITIES HLS FUND,
  INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)
  Class IA...............   1.07              2.3           73.2
  For the Year Ended
    December 31,
  1997...................   0.77             1.48           72.7
  1996...................   0.79             1.74           70.0
  1995...................   0.86             1.60           55.6
  1994...................   0.85             1.42           46.4
  1993...................   1.00             0.84           31.8
  From inception April 1,
    1998 to June 30, 1998
    (unaudited)
  Class IB...............   1.30             2.75            --
HARTFORD DIVIDEND AND
  GROWTH HLS FUND, INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)
  Class IA...............   0.66             1.86           21.6
  For the Year Ended
    December 31,
  1997...................   0.68             2.21           34.2
  1996...................   0.73             2.52           56.9
  1995...................   0.77             2.91           41.4
  From inception, March
    8, 1994, through
    December 31, 1994....   0.83             3.52           27.8
  From inception April 1,
    1998 to June 30, 1998
    (unaudited)
  Class IB...............   0.82             1.64            --
HARTFORD INTERNATIONAL
  ADVISERS HLS FUND, INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)..........   0.84             3.38           74.5
  For the Year Ended
    December 31,
  1997...................   0.87             3.08          162.5
  1996...................   0.96             3.24           95.2
  From inception March 1,
    1995, through
    December 31, 1995....   0.65(2)          3.36(2)        47.2
HARTFORD SMALL COMPANY
  HLS FUND, INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)
  Class IA...............   0.77             0.20          136.4
  For the Year Ended
    December 31,
  1997...................   0.77             0.08          222.2
  From inception, August
    9, 1996, through
    December 31, 1996....   0.72(2)          0.31(2)        31.8
  From inception April 1,
    1998 to June 30, 1998
    (unaudited)
  Class IB...............   0.47            (0.38)           --
HARTFORD MIDCAP HLS FUND,
  INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)..........   0.81            (0.21)          37.18
  From inception, July
    15, 1997, through
    December 31, 1997....   0.46(2)          0.45(2)        46.1
HARTFORD GROWTH AND
  INCOME HLS FUND
  From inception, May 31,
    1998, through June
    30, 1998 (unaudited)
  Class IA...............   0.15(2)          1.45(2)         0.8
  From inception, May 31,
    1998, through June
    30, 1998 (unaudited)
  Class IB...............   0.21(2)          1.37(2)         0.0

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

[LOGO]



Nations Variable Annuity is a flexible premium variable annuity issued by Hartford Life Insurance Company, Simsbury, CT (countrywide: HLVA94; FL:
HLVA94FL; NY: HLVACRT94NY and NC: HLVA94NC). Nations Variable Annuity is underwritten by Hartford Securities Distribution Company, Inc.




The Hartford Life Insurance Companies                         BULK RATE
P.O. Box 5085                                               U.S. POSTAGE
Hartford, CT 06102-5085                                         PAID
                                                             PERMIT #20
                                                            HOLLISTON, MA
                                                                01746


NATANN-8-98-1041   Printed in U.S.A.  (c) 1998 The Hartford, Hartford, CT 06115